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MONY Variable Universal Life

--------------------------------------------------------------------------------
Prospectus Portfolio
[LOGO] Important Notice Regarding Delivery of Contractholder Documents on the back


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Flexible Premium Variable Universal Life Insurance Policy
Issued by
MONY Life Insurance Company

The Alger American Fund                 MFS(R) Variable Insurance Trust/SM/

Enterprise Accumulation Trust           MONY Series Fund, Inc.

INVESCO Variable Investment Funds, Inc. PBHG Insurance Series Fund

Janus Aspen Series                      PIMCO Variable Insurance Trust

Lord Abbett Series Fund                 The Universal Institutional Funds, Inc.

May 1, 2003
--------------------------------------------------------------------------------

                            MONY VARIABLE ACCOUNT L
                                  PROSPECTUS
                           DATED MAY 1, 2003 FOR THE
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                   Issued by
                          MONY Life Insurance Company
                                 1740 Broadway
                           New York, New York 10019

This prospectus describes an individual flexible premium variable life insurance policy offered by MONY Life Insurance Company ("we," "us," "our," or the "Company"). The Policy provides life insurance protection and premium flexibility. The Policy described in this prospectus is only available in New York.

We guarantee that your death benefit will never be less than the amount specified in your Policy adjusted by any requested increases or decreases in your insurance protection, and less any debt you owe us.

Investments (premium payments) may accumulate on a variable basis, fixed basis, or both. If you choose the variable option, we will invest your premium payments in your choice of subaccounts of our variable account. Each subaccount invests in shares of one of the following portfolios:

The Alger American Fund
 .   Alger American Balanced Portfolio
 .   Alger American MidCap Growth Portfolio
Enterprise Accumulation Trust
 .   Equity Income Portfolio
 .   Global Socially Responsive Portfolio
 .   Growth Portfolio
 .   Growth and Income Portfolio
 .   Managed Portfolio
 .   Multi-Cap Growth Portfolio
 .   Small Company Growth Portfolio
 .   Small Company Value Portfolio
 .   Total Return Portfolio
INVESCO Variable Investment Funds, Inc.
 .   INVESCO VIF--Financial Services Fund
 .   INVESCO VIF--Health Sciences Fund
 .   INVESCO VIF--Telecommunications Fund
Janus Aspen Series
 .   Capital Appreciation Portfolio
 .   Flexible Income Portfolio
 .   International Growth Portfolio
Lord Abbett Series Fund
 .   Bond-Debenture Portfolio
 .   Growth and Income Portfolio
 .   Mid-Cap Value Portfolio
MFS(R) Variable Insurance Trust/SM/
 .   MFS(R) Mid Cap Growth Series
 .   MFS(R) New Discovery Series
 .   MFS(R) Total Return Series
 .   MFS(R) Utilities Series
MONY Series Fund, Inc.
 .   Government Securities Portfolio
 .   Long Term Bond Portfolio
 .   Money Market Portfolio
PBHG Insurance Series Fund
 .   PBHG Mid-Cap Portfolio
 .   PBHG Select Value Portfolio
PIMCO Variable Insurance Trust
 .   Global Bond Portfolio
 .   Real Return Portfolio
 .   StocksPLUS Growth and Income Portfolio
The Universal Institutional Funds, Inc.
 .   Emerging Markets Equity Portfolio
 .   Global Value Equity Portfolio
 .   U.S. Real Estate Portfolio

You bear the investment risk if you allocate your premium payments to the variable account.

If you choose the fixed option, we will invest your premium payments in the guaranteed interest account where your payments will grow at a fixed rate of interest. We take the investment risk of premium payments allocated to the guaranteed interest account.

The amount of life insurance may, and your Policy's value will, depend on the investment experience of the options you choose.

If you already own a life insurance policy, it might not be to your advantage to replace your existing insurance coverage with this Policy or to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy.

An investment in this Policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the Policy.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete. Anyone who tells you otherwise is committing a federal crime.

                               TABLE OF CONTENTS

             BENEFIT AND RISK SUMMARY..........................  1
              Policy Benefits..................................  1
                Life Insurance Protection......................  1
                Cash Benefits..................................  1
                Variety of Investment Options..................  2
                Supplemental Insurance Benefits................  2
              Policy Risks.....................................  2
                Possible Adverse Tax Consequences..............  2
                Policy Termination.............................  2
                Partial Surrender Limitations..................  3
                Effects of Policy Loans........................  3
                Policy is Suited Only for Long-Term Protection.  3
              Portfolio Risks..................................  3
              Fee Table........................................  3
             ILLUSTRATIONS.....................................  9
             MONY LIFE INSURANCE COMPANY....................... 19
             MONY VARIABLE ACCOUNT L........................... 19
                Changes To The Variable Account................ 19
             THE PORTFOLIOS.................................... 19
                Your Right To Vote Portfolio Shares............ 22
                Disregard Of Voting Instructions............... 23
             THE GUARANTEED INTEREST ACCOUNT................... 23
             THE POLICY........................................ 24
                Applying For A Policy.......................... 24
                Temporary Insurance Coverage................... 24
                Backdating..................................... 25
                Owner.......................................... 25
                Cancelling The Policy.......................... 25
             PREMIUMS.......................................... 25
                General........................................ 25
                Initial Premium................................ 25
                Tax-Free "Section 1035" Exchanges.............. 26
                Scheduled Premiums............................. 26
                Electronic Payments............................ 26
                Unscheduled Premiums........................... 27
                Repayment Of Outstanding Debt.................. 27
                Allocating Premiums............................ 27
             HOW YOUR FUND VALUE VARIES........................ 27
                Fund Value..................................... 27
                Cash Value..................................... 27
                Subaccount Values.............................. 28
                Subaccount Unit Value.......................... 28
                Guaranteed Interest Account Value.............. 28
             TRANSFERS......................................... 28
                Transfers By Third Parties..................... 29
             DEATH BENEFITS.................................... 29
                Amount Of Death Benefit Proceeds Payable....... 29
                Death Benefit Options.......................... 29
                Changes In Death Benefit Options............... 31
                Changing The Specified Amount.................. 31

    Increases............................................................. 31
    Decreases............................................................. 32
 OTHER OPTIONAL INSURANCE BENEFITS........................................ 32
    Term Life Term Rider.................................................. 33
    Spouse's Yearly Renewable Term Rider.................................. 33
    Purchase Option Rider................................................. 33
    Waiver of Monthly Deduction Rider..................................... 33
    Children's Term Life Insurance Rider.................................. 33
 BENEFITS AT MATURITY..................................................... 33
 SURRENDERS AND PARTIAL SURRENDERS........................................ 33
    Surrenders............................................................ 33
    Partial Surrenders.................................................... 34
    Effect Of Partial Surrenders On Fund Value And Death Benefit Proceeds. 34
 LOANS.................................................................... 34
    Effects Of Policy Loans............................................... 35
 TERMINATION.............................................................. 35
    General............................................................... 35
    Special Rules For First Three Policy Years............................ 36
    Amounts You Must Pay To Keep Your Policy In Effect.................... 36
    Your Policy Will Remain In Effect During The Grace Period............. 36
    Reinstatement......................................................... 37
 PAYMENTS AND TELEPHONE TRANSACTIONS...................................... 37
    Telephone Transactions................................................ 38
 CHARGES AND DEDUCTIONS................................................... 38
    Deductions From Premium Payments...................................... 39
    Deductions From The Variable Account.................................. 40
    Deductions From Fund Value - The Monthly Deduction.................... 40
    Transaction Charges................................................... 42
 TAX CONSIDERATIONS....................................................... 42
    Introduction.......................................................... 42
    Tax Status of the Policy.............................................. 43
    Tax Treatment of Policy Benefits...................................... 43
    Our Income Taxes...................................................... 45
 OTHER POLICY INFORMATION................................................. 45
    Exchange Privilege.................................................... 45
    Paid-Up Insurance..................................................... 46
    Assignment............................................................ 46
    Settlement Options.................................................... 46
    Misstatement of Age or Sex............................................ 46
    Suicide Exclusion..................................................... 46
    Incontestability...................................................... 46
    Other Changes To Your Policy.......................................... 47
 ADDITIONAL INFORMATION................................................... 47
    Sale Of The Policies.................................................. 47
    Other Information..................................................... 48
    Legal Proceedings..................................................... 48
 POLICY ILLUSTRATIONS..................................................... 48
 PERFORMANCE INFORMATION.................................................. 48
 FINANCIAL STATEMENTS..................................................... 49
 GLOSSARY................................................................. 50
 STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.................... 52

                           BENEFIT AND RISK SUMMARY

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this Prospectus. Please consult your agent and refer to your Policy for details. If you are already entitled to favorable tax treatment, you should satisfy yourself that this Policy meets your other financial goals before you buy it. For your convenience, we have defined certain terms we use in the Glossary at the end of the Prospectus. We only offer this Policy in New York.

Policy Benefits

Life Insurance Protection

.. The Policy provides a means for you to accumulate life insurance that can pass free of federal and state income taxes to your Beneficiaries.

..  We will pay your Beneficiary a Death Benefit after the death of the last
   Insured while this Policy is in effect. There are three decisions you must make about the Death Benefit. First, when you apply for your Policy, you must decide how much life insurance coverage (the Specified Amount) you need on the Insured's life. Second, you must choose a Death Benefit option. Finally, you must decide which death benefit compliance test you would like - the Cash Value Accumulation Test (this test generally will not limit the amount you pay into the Policy), or the Guideline Premium/Cash Value Corridor Test (this test generally results in a greater Death Benefit amount).

.. We offer two Death Benefit options. Under Option 1, the Death Benefit equals the greater of: (a) the Specified Amount in force on the date of the Insured's death; or (b) the Fund Value on the date of the Insured's death multiplied by a death benefit percentage. Under Option 2, the Death Benefit equals the greater of: (a) the Specified Amount in force on the date of the Insured's death plus Fund Value on the date of the Insured's death; or (b) the Fund Value on the date of the Insured's death multiplied by a death benefit percentage.

.. You may change the Specified Amount and the Death Benefit option that you selected.

.. During the grace period, your Policy (including the Death Benefit) will remain in effect subject to certain conditions. See "Termination."

Cash Benefits

..  You may borrow against your Policy for up to 90% of your Policy's Cash
   Value. If you do, we will transfer an amount equal to the loan from the Subaccounts and the Guaranteed Interest Account to the Loan Account as collateral for the loan. We charge interest on the loan, and we credit interest on amounts in the Loan Account. We deduct Outstanding Debt (i.e., the amount of your loan plus interest due) from Death Benefit proceeds and from the amount you receive at surrender. A loan may have tax consequences.

..  You may request a partial surrender at any time before the maturity date.
   Partial surrenders must be for at least $500. A partial surrender may decrease the Specified Amount and may decrease your Death Benefit, and we may assess a $10 partial surrender fee against your remaining Fund Value. Also, a partial surrender may have tax consequences.

.. While the Insured is alive, you can surrender your Policy at any time for its Cash Value. A surrender charge may apply. A surrender may have tax consequences.

.. If the Insured is alive on the maturity date, we will pay the Cash Value to the Owner.

.. You decide how we pay proceeds under the Policy. We may pay the Cash Value and the Death Benefit proceeds as a lump sum or under one of our settlement options.

Variety of Investment Options

.. You may allocate your net premiums (your premium payment less the deductions we take) among the Subaccounts and the Guaranteed Interest Account.

.. The Subaccounts invest in a wide variety of Funds that cover a broad spectrum of investment objectives and risk tolerances. Amounts invested in the Subaccounts will go up and down in value depending on the investment experience of the Fund portfolio in which the Subaccount is invested.

.. The Guaranteed Interest Account is part of our General Account. We will credit interest of at least 4.5% annually on amounts invested in the Guaranteed Interest Account.

..  As your needs or financial goals change, you can change your investment mix.
   You may transfer Fund Value among any of the Subaccounts or between the Subaccounts and the Guaranteed Interest Account while continuing to defer current income taxes.

Supplemental Insurance Benefits

..  You may add additional insurance and other benefits to your Policy by rider.
   Please see "Other Benefits" for a description of the other optional benefits that we offer.

Policy Risks

Possible Adverse Tax Consequences

.. We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis.

.. Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (MEC) under federal tax laws. If this occurs, partial or full surrenders, pledges, as well as Policy loans, will be taxed as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of certain partial or full surrenders, pledges and loans. If the Policy is not treated as a MEC, full and partial surrenders will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax and pledges and loans should not be taxable. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Policy Termination

.. If the value of your Policy can no longer cover the Policy's monthly charges and any loan interest due, your Policy will be in default and a grace period will begin. There is a risk that if partial surrenders, loans, and charges reduce your Cash Value to too low an amount and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could terminate. In that case, you will have a 61-day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value; all rights and benefits under your Policy, including your insurance coverage, will end. (Special rules, however, apply during the first three Policy Years - your Policy will not lapse if your Policy's Cash Value is greater than zero or the premiums you paid minus partial surrenders and Outstanding Debt is of a certain amount). After termination, you may reinstate your Policy within five years subject to certain conditions.

Partial Surrender Limitations

.. The minimum partial surrender amount is $500 (plus the applicable partial surrender fee). Partial surrenders may reduce the Death Benefit and the Specified Amount in your Policy, and will reduce the Fund Value of your Policy. A partial surrender charge of $10 will apply to the remaining Fund Value. Federal income taxes and a penalty tax may apply to partial surrenders.

Effects of Policy Loans

.. A Policy loan, whether or not repaid, will affect your Policy's Fund Value over time because we transfer the amount of the loan from the Subaccounts and/or the Guaranteed Interest Account to the Loan Account and hold it as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts and does not participate in the interest credited to the Guaranteed Interest Account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the performance of the Subaccounts and the extent, if any, of the difference in the interest rates credited to the Guaranteed Interest Account and the Loan Account, the effect could be favorable or unfavorable.

.. A Policy loan also reduces Death Benefit proceeds. A loan could make it more likely that a Policy would terminate. There is a risk if the loan reduces your Cash Value to too low an amount and investment experience is unfavorable, that the Policy will lapse, resulting in adverse tax consequences. You must submit a sufficient payment during the grace period to avoid the Policy's termination without value and the end of insurance coverage.

Policy is Suited Only for Long-Term Protection

.. We designed the Policy to meet long-term financial goals. You should not purchase this Policy if you intend to surrender all or part of your Fund Value in the near future. Please note, if you surrender your Policy in the early Policy Years, the surrender charge may be significant.

Portfolio Risks

The value of your Policy is tied to the investment performance of the Fund portfolios and allocation percentages you choose. If those portfolios perform poorly, the value of your Policy will decrease. Values allocated to the portfolios are not guaranteed. Because we continue to deduct charges from Fund Value, if investment results are too low, the Cash Value of your Policy may fall to zero. In that case, the Policy will terminate without value and insurance coverage will no longer be in effect, unless you make an additional payment sufficient to prevent a termination during the 61-day grace period. On the other hand, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon Fund Value through partial surrenders and Policy loans. Poor investment performance may also lower the amount of the death benefit payable under the Policy. The Funds provide a comprehensive description of the risks of each portfolio in their prospectuses.

Fee Table

The following tables describe the fees and expenses you may pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you may pay when buying the Policy, paying premiums, surrendering the Policy or taking a partial surrender from, transferring Fund Value between the Subaccounts and the Guaranteed Interest Account, or taking a loan.

                                    Transaction Fees
--------------------------------------------------------------------------------------------
                                                                Amount Deducted
                                                    ----------------------------------------
                                   When Charge is        Guaranteed            Current
            Charge                    Deducted             Charge              Charge
--------------------------------------------------------------------------------------------

Sales Charge/1/                   Upon receipt of   4% of premium        4% of premium
                                  each premium      paid                 paid
                                  payment
--------------------------------------------------------------------------------------------

Premium Tax Charge/2/             Upon receipt of   0.8% of premium      0.8% of premium
                                  each premium      paid                 paid
                                  payment
--------------------------------------------------------------------------------------------

DAC Tax Charge/2/                 Upon receipt of   1.25% of premium     1.25% of premium
                                  each premium      paid                 paid/3/
                                  payment
--------------------------------------------------------------------------------------------

Surrender Charge/4/               Upon surrender of
                                  the Policy

..  Minimum and                                      $2.88 to $51.20 per  $2.88 to $51.20 per
    Maximum Charge/5/                               $1,000 Specified     $1,000 Specified
                                                    Amount of Fund       Amount of Fund
                                                    Value surrendered    Value surrendered

..  Charge for a male                                $5.41 per $1,000     $5.41 per $1,000
    Insured, issue age 35,                          Specified Amount     Specified Amount
    preferred, non-smoker,                          of Fund Value        of Fund Value
    Specified Amount of                             surrendered          surrendered
    $250,000, 0 years after
    Policy issue, non-
    individual qualified plan
--------------------------------------------------------------------------------------------

Partial Surrender Fee             Upon a partial    $10                  $10
                                  surrender of the
                                  Policy
--------------------------------------------------------------------------------------------

Transfer Fee                      Upon transfer of  $25 for each         0
                                  Fund Value        transfer of Fund
                                                    Value after the 12th
                                                    transfer in a Policy
                                                    Year
--------------------------------------------------------------------------------------------

/(1)/The sales charge varies by Policy Year and Specified Amount, and varies from 0.5% to 4.0% of each premium paid.
/(2)/We reserve the right to increase or decrease the current or maximum charge for taxes resulting from a change in tax law or from any change in the relevant tax cost to us.
/(3)/We do not assess this charge if you purchased the Policy in connection with an individual qualified plan or in other situations where the premiums received are not subject to this tax.
/(4)/The surrender charge varies based on the Insured's issue age, gender, smoking status, risk class, and the number of years since Policy issue or any increases in Specified Amount. The surrender charge grades to zero over 15 years for Insured's with an issue age of less than 75 (and over 10 years for Insured's with an issue age over 75). The surrender charge shown may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the surrender charge that applies to your Policy. You may obtain more information about your surrender charge from your agent or by contacting us at the address noted on the cover page of this prospectus.
/(5)/The minimum guaranteed and current surrender charge is based on an Insured with the following characteristics: female, issue age 0, surrendering in Policy year 1; the maximum guaranteed and current surrender charge is based on an Insured with the following characteristics: male, standard, non-smoker, issue age 85, surrendering in Policy year 1.

                                  *    *    *

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

                 Periodic Charges Other Than Portfolio Operating Expenses
----------------------------------------------------------------------------------------------
                                                                   Amount Deducted
                                                       ---------------------------------------
                                     When Charge is        Guaranteed            Current
            Charge                      Deducted             Charge              Charge
----------------------------------------------------------------------------------------------

Cost of Insurance Charge/6/       On Policy Date and
                                  each Monthly
                                  Anniversary Day

..  Minimum and                                         $.06 to $83.33 per  $.01 to $21.27 per
    Maximum Charge/7/                                  $1,000 of amount at $1,000 of amount at
                                                       risk                risk

..  Charge for a 35 year                                $.14 per $1,000 of  $.07 per $1,000 of
    old, male, preferred,                              amount at risk      amount at risk
    non-smoker, Specified
    Amount of $250,000, 0
    years after Policy issue,
    non-individual qualified
    plan
----------------------------------------------------------------------------------------------

Administrative Charge             On Policy Date and   $5.00               $5.00
                                  each Monthly
                                  Anniversary Day
----------------------------------------------------------------------------------------------

Per $1,000 of Specified           On Policy Date and
Amount Charge/8/                  each Monthly
                                  Anniversary Day
                                  during first 10
                                  Policy Years and
                                  for 10 years
                                  following an
                                  increase in
                                  Specified Amount
                                  for each new
                                  coverage segment/10/

..  Minimum and                                         $.06 to $.26 per    $.06 to $.26 per
    Maximum Charges/9/                                 $1,000 Specified    $1,000 Specified
                                                       Amount              Amount

..  Charge for a male                                   $.06 per $1,000     $.06 per $1,000
    Insured, issue age 35,                             Specified Amount    Specified Amount
    preferred, non-smoker,
    Specified Amount of
    $250,000, 0 years after
    Policy issue, non-
    individual qualified plan
----------------------------------------------------------------------------------------------

              Periodic Charges Other Than Portfolio Operating Expenses
------------------------------------------------------------------------------------
                                                    Amount Deducted
                                   -------------------------------------------------
                 When Charge is                                     Current
   Charge           Deducted          Guaranteed Charge             Charge
------------------------------------------------------------------------------------

Mortality and Daily                0.001% (0.65% annually)  0.001% (0.65% annually)
Expense Risk                       of Fund Value in each    of Fund Value in each
Charge                             Subaccount               Subaccount
------------------------------------------------------------------------------------

Loan Interest On each Policy       0.75% of Account Value   0.75% of Account Value
Spread/11/    anniversary after a  in the Loan Account for  in the Loan Account for
              loan is taken, or    Policy years 1-10 (0.25% Policy years 1-10 (0.25%
              upon death,          for Policy years 11+)    for Policy years 11+)
              surrender, or lapse,
              if earlier
------------------------------------------------------------------------------------

/(6)/The cost of insurance charge and the cost of insurance charge for the Term
     Life Term Rider vary based on the Insured's issue age (or age on date of increase), gender, and risk class and the duration of the Policy. The cost of insurance charge shown the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the guaranteed cost of insurance charge that applies to your Policy. You may obtain more information about your cost of insurance charge from your agent or by contacting us at the address noted on the cover page of this prospectus.
/(7)/The minimum guaranteed cost of insurance charge assumes an Insured with the following characteristics: female, smoker, standard, issue age 4, 0 years since Policy issue; the minimum current cost of insurance charge assumes an Insured with the following characteristics: female, non-smoker, preferred, Specified Amount of less than $250,000, issue age 3, 0 years since Policy issue; the maximum guaranteed cost of insurance charge assumes an Insured with the following characteristics: all Insureds with attained age 99; the maximum current cost of insurance charge assumes an Insured with the following characteristics: male, smoker, standard, Specified Amount of less than $250,000, issue age 85, 14 years since Policy issue.
/(8)/The Per $1,000 of Specified Amount charge varies based on the Insured's issue age (or age on date of increase) gender, risk class, and Specified Amount. The Per $1,000 of Specified Amount charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the Per $1,000 of Specified Amount charge that applies to your Policy. You may obtain more information about your Per $1,000 of Specified Amount charge from your agent or by contacting us at the address noted on the cover page of this prospectus.
/(9)/The minimum guaranteed and current charge per $1,000 Specified Amount assumes an Insured with issue age 0; the maximum guaranteed and current charge per $1,000 Specified Amount assumes an Insured with issue age 85.
/(10)/A coverage segment is the initial Specified Amount; each increase in
      Specified Amount is its own coverage segment.
/(11)/The loan interest spread is the difference between the amount of interest we charge you on loans and the amount of interest we credit to amounts held in the Loan Account to secure your loans. We guarantee that the maximum interest we charge on loans will not exceed an effective annual rate of 5.25% for Policy years 1-10 and an effective annual rate of 4.75% for Policy years 11 and later. We guarantee that the minimum interest we credit to the Loan Account to secure your loans will be at least equal to an effective annual rate of 4.50%.

                                  *    *    *

                                 Optional Rider Charges
-------------------------------------------------------------------------------------------
                                                                Amount Deducted
                                                    ---------------------------------------
                                  When Charge is        Guaranteed            Current
           Rider                     Deducted             Charge              Charge
-------------------------------------------------------------------------------------------

Cost of Insurance Charge for    On date of issuance
Term Life Term Rider/6/         of rider and each
                                Monthly
                                Anniversary Day

..  Minimum and                                      $0.08 to $10.45 per $0.04 to $6.59 per
    Maximum Charge/12/                              $1,000 of term      $1,000 of term
                                                    insurance           insurance

..  Charge for a 35 year-old                         $0.14 per $1,000 of $0.07 per $1,000 of
    male, non-smoker, 0                             term insurance      term insurance
    years after rider issue
-------------------------------------------------------------------------------------------

                                 Optional Rider Charges
--------------------------------------------------------------------------------------------
                                                                 Amount Deducted
                                                     ---------------------------------------
                                   When Charge is        Guaranteed            Current
           Rider                      Deducted             Charge              Charge
--------------------------------------------------------------------------------------------

Spouse's Yearly Renewable       On issuance of rider
Term Rider/13/                  and each Monthly
                                Anniversary Day

..  Minimum and                                       $0.07 to $3.23 per  $0.07 to $3.23 per
    Maximum Charge/14/                               $1,000 of term      $1,000 of term
                                                     insurance           insurance
..  Charge for a 35 year                              $0.12 per $1,000 of $0.12 per $1,000 of
    old, female, non-smoker                          term insurance      term insurance
    preferred with a
    Specified Amount in
    force of $250,000, 0
    years from the issue
    date of the rider
--------------------------------------------------------------------------------------------

Purchase Option Rider/15/       On issuance of rider
                                and on each
                                Monthly
                                Anniversary Day
                                until the Policy
                                anniversary
                                following the 49th
                                birthday of the
                                Insured

..  Minimum and                                       $0.05 to $0.36 per  $0.05 to $0.36 per
    Maximum Charge/16/                               $1,000 of purchase  $1,000 of purchase
                                                     option insurance    option insurance

..  Charge for a 35 year old                          $0.25 per $1,000 of $0.25 per $1,000 of
                                                     purchase option     purchase option
                                                     insurance           insurance
--------------------------------------------------------------------------------------------

Waiver of Monthly Deduction     On issuance of rider
Rider/17/                       and on each
                                Monthly
                                Anniversary Day
                                until the Policy
                                anniversary
                                following the 65th
                                anniversary
                                birthday of the
                                Insured. For issue
                                ages under 5,
                                charges commence
                                with the Policy
                                anniversary
                                following the
                                Insured's 5th
                                birthday
--------------------------------------------------------------------------------------------

                                 Optional Rider Charges
--------------------------------------------------------------------------------------------
                                                                 Amount Deducted
                                                     ---------------------------------------
                                    When Charge is       Guaranteed            Current
            Rider                      Deducted            Charge              Charge
--------------------------------------------------------------------------------------------

..  Minimum and                                       $0 to $0.15 per     $0 to $0.15 per
    Maximum Charge/18/                               $1,000 of Specified $1,000 of Specified
                                                     Amount plus Term    Amount plus Term
                                                     Insurance           Insurance

..  Charge for a 35 year                              $0.01 per $1,000 of $0.01 per $1,000 of
    old, male, non-smoker                            Specified Amount    Specified Amount
    preferred                                        plus Term           plus Term
                                                     Insurance           Insurance
--------------------------------------------------------------------------------------------

Children's Term Life Insurance    On issuance of the
Rider/19/                         rider and on each
                                  Monthly
                                  Anniversary Day
                                  until the Policy
                                  anniversary
                                  following the
                                  Insured's 65th
                                  birthday

..  Minimum and                                       $0.48 to $0.49 per  $0.48 to $0.49 per
    Maximum Charge/20/                               $1,000 of insurance $1,000 of insurance
                                                     coverage            coverage

..  Charge for a 35 year                              $0.48 per $1,000 of $0.48 per $1,000 of
    old, male, non-smoker,                           insurance coverage  insurance coverage
    preferred, Specified
    Amount of $250,000, no
    Waiver of Monthly
    Deduction Specified
    Premiums Rider
    attached to the Policy, 0
    years from the issue
    date of the rider
--------------------------------------------------------------------------------------------

/(12)/The minimum guaranteed charge for this rider assumes an Insured with the following characteristics: female, non-smoker, preferred, issue age 18, 0 years since issue of rider, minimum Specified Amount of $100,000; the minimum current charge for this rider assumes an Insured with the following characteristics: female, non-smoker, preferred, issue age 20, 0 years since issue of rider, minimum Specified Amount of $100,000; the maximum guaranteed charge for this rider assumes an Insured with the following characteristics: male, smoker, issue age 79, minimum Specified Amount of $100,000; the maximum current charge for this rider assumes an Insured with the following characteristics: male, smoker, standard, issue age 60, 19 years since issue of rider, minimum Specified Amount of $100,000.
/(13)/The Spouse's Yearly Renewable Term Rider charge varies based on the spouse's gender, age, smoking status, and the number of years that have passed since the rider was issued. The Spouse's Yearly Renewable Term Rider charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the Spouse's Yearly Renewable Term Rider charge that applies to your Policy. You may obtain more information about your Spouse's Yearly Renewable Term Rider charge from your agent or by contacting us at the address noted on the cover page of the prospectus.
/(14)/The minimum guaranteed and current charge for this rider assumes an Insured with the following characteristics: female, issue age 18, non-smoker, and 0 years since the issue of the rider; the maximum guaranteed and current charge for this rider assumes an Insured with the following characteristics: male, smoker, issue age 70, and 0 years since the issue of the rider.
/(15)/The Purchase Option Rider charge varies based on the age of the Insured.
     The rider charges shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the rider charges that apply to your Policy. You may obtain more information about your rider from your agent or by contacting us at the address noted on the cover page of the prospectus.

/(16)/The minimum guaranteed and current charge for this rider assumes an Insured with issue age 0; the maximum guaranteed and current charge for this rider assumes an Insured with issue age 46.
/(17)/The Waiver of Monthly Deduction Rider charge varies based on the Insured's age, gender, and risk class. The rider charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the rider charge that applies to your Policy. You may obtain more information about your Rider charges from your agent or by contacting us at the address noted on the cover page of the prospectus.
/(18)/The minimum guaranteed and current charge for the Waiver of Monthly
     Deduction Rider assumes an Insured with attained ages 0-4; the maximum guaranteed and current charge for the Waiver of Monthly Deduction Rider assumes an Insured with the following characteristics: attained age 64, male, smoker.
/(19)/The Children's Term Life Insurance Rider varies based on the Insured's risk class. The rider charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the rider charge that applies to your Policy. You may obtain more information about your rider charges from your agent or by contacting us at the address noted on the cover page of the prospectus.
/(20)/The minimum guaranteed and current charge for the Children's Term Life
     Insurance Rider assumes a standard class Insured and that a Waiver of Monthly Deduction Rider is not attached to the base Policy; the maximum guaranteed and current charge for the Children's Term Life Insurance Rider assumes a standard class Insured and that a Waiver of Monthly Deduction Rider is attached to the base Policy.

                                  *    *    *

The following table shows the range of the total fees and expenses charged by the portfolios in which the Subaccounts invest. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear indirectly by investing in the Subaccounts. The table reflects total operating expenses for the portfolios for the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in future years than the figures stated below. For more information on the fees and expenses described in this table, see the prospectuses for the portfolios which accompany this Prospectus.

                      Total Annual Portfolio Operating Expenses
                 (expenses that are deducted from portfolio assets):
-------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (including management fees, Minimum Maximum
distribution and/or service or 12b-1 fees, and other expenses)         0.54%   2.83%

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information.

We offer other variable life insurance policies which may also invest in the same (or many of the same) Fund Portfolios offered under the Policy. These policies may have different charges that could affect their subaccounts performing and they may offer different benefits.

                                 ILLUSTRATIONS

The following tables illustrate how the key financial elements of the Policy work, specifically, how the Death Proceeds, Fund Values and Cash Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest.

The Policies illustrated include the following:

        Sex    Age      Risk Class      Benefit Option Specified Amount
        ---    ---      ----------      -------------- ----------------
        Male   35  Preferred Non-smoker       1            $250,000
        Male   35  Preferred Non-smoker       2            $250,000
        Female 35  Preferred Non-smoker       1            $200,000
        Female 35  Preferred Non-smoker       2            $200,000

The tables show how Death Proceeds, Fund Values and Cash Values of a hypothetical Policy could vary over an extended period of time if the Subaccounts of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 10% over the periods indicated in each table. If the annual investment returns are not constant the Death Proceeds, Fund Values and Cash Values will be different if the returns averaged 0%, 6% or 10% over a period of years but went above or below those figures in individual Policy years. Depending on the timing and degree of fluctuations, the actual values could be substantially less than these shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated premium. These illustrations assume that no Policy loan has been taken. The amounts shown would differ if unisex rates were used.

The amounts shown for Death Proceeds, Fund Values and Cash Values reflect the fact the net investment return on the Policy is lower than the gross investment return on the Subaccounts of the Variable Account. This results from the charges levied against the Subaccounts of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Surrender Charges.

These charges include the charge against the Subaccounts for mortality and expense risks and the effect on each Subaccount's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is 0.35% annually on a guaranteed basis. The tables also reflect a deduction for a daily investment advisory fee and for other expenses of the Portfolio at a rate equivalent to an annual rate of 1.07% of the arithmetic average daily net assets of the Portfolio. This hypothetical rate is representative of the average maximum investment advisory fee and other expenses of the Portfolios applicable to the Subaccounts of the Variable Account. Actual fees and other expenses vary by Portfolio.

The effect of these investment management advisory fees on a 0% gross rate of return would result in a net rate of return of -1.07%, on 6% it would be 4.93%, and on 10% it would be 8.93%.

The tables assume the deduction of charges including administrative and sales charges. For each age, there are tables for Death Benefit Options 1 and 2 and each option is illustrated using current and guaranteed policy cost factors. The tables reflect the fact that the Company does not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 10%.

Please ask your agent if you would like a comparable illustration based on the age, gender and risk classification of the proposed Insured, and the initial Specified Amount and Scheduled Premium Payments of their choice.

                         MONY Variable Universal Life
               Flexible Premium Variable Life to Maturity Policy

                       MALE ISSUE AGE: 35, PREFERRED NON-SMOKER
                       PLANNED ANNUAL PREMIUM: $1,803.00
                       INITIAL SPECIFIED AMOUNT: $250,000
                       DEATH BENEFIT OPTION: 1
                       ASSUMING GUARANTEED CHARGES

                    Death Proceeds              Fund Value                  Cash Value
               -------------------------   --------------------------- ---------------------------

               Annual Investment Return of Annual Investment Return of Annual Investment Return of
End Of
Policy Premium  Gross     Gross   Gross    Gross    Gross    Gross     Gross    Gross    Gross
 Year  Outlay   0.0%*     6.0%*   10.0%*   0.0%*    6.0%*    10.0%*    0.0%*    6.0%*    10.0%*
   1    1,803  250,000   250,000   250,000  1,309    1,398     1,458        0       47       106
   2    1,803  250,000   250,000   250,000  2,274    2,524     2,698      922    1,173     1,346
   3    1,803  250,000   250,000   250,000  3,195    3,670     4,011    1,843    2,318     2,659
   4    1,803  250,000   250,000   250,000  4,072    4,837     5,404    2,721    3,485     4,052
   5    1,803  250,000   250,000   250,000  4,908    6,026     6,885    3,556    4,674     5,533
   6    1,803  250,000   250,000   250,000  5,673    7,209     8,431    4,321    5,857     7,079
   7    1,803  250,000   250,000   250,000  6,398    8,416    10,077    5,046    7,064     8,726
   8    1,803  250,000   250,000   250,000  7,055    9,618    11,805    5,793    8,356    10,543
   9    1,803  250,000   250,000   250,000  7,645   10,817    13,620    6,564    9,735    12,538
  10    1,803  250,000   250,000   250,000  8,170   12,012    15,532    7,269   11,110    14,631
  15    1,803  250,000   250,000   250,000 10,866   19,155    28,245   10,866   19,155    28,245
  20    1,803  250,000   250,000   250,000 10,878   25,389    44,687   10,878   25,389    44,687
  25    1,803  250,000   250,000   250,000  6,382   28,524    65,266    6,382   28,524    65,266
  30    1,803   Lapsed   250,000   250,000 Lapsed   24,429    90,495   Lapsed   24,429    90,495
  35    1,803   Lapsed   250,000   250,000 Lapsed    3,975   121,044   Lapsed    3,975   121,044
  40    1,803   Lapsed    Lapsed   250,000 Lapsed   Lapsed   159,840   Lapsed   Lapsed   159,840
  45    1,803   Lapsed    Lapsed   250,000 Lapsed   Lapsed   218,579   Lapsed   Lapsed   218,579
  50    1,803   Lapsed    Lapsed   340,221 Lapsed   Lapsed   324,020   Lapsed   Lapsed   324,020
  55    1,803   Lapsed    Lapsed   492,763 Lapsed   Lapsed   469,298   Lapsed   Lapsed   469,298
  60    1,803   Lapsed    Lapsed   688,089 Lapsed   Lapsed   681,276   Lapsed   Lapsed   681,276
  65    1,803   Lapsed    Lapsed 1,008,064 Lapsed   Lapsed   998,083   Lapsed   Lapsed   998,083

Premiums are assumed to be paid at the beginning of the year. All other values are at the end of the year.

* Gross annual investment returns do not reflect deductions of the average investment advisory fees of the Portfolio Companies. Values reflect net investment returns of -1.07%, 4.93%, and 8.93%, which correspond to gross investment returns of 0.0%, 6.0% and 10.0%, respectively.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return earned by the investment portfolios underlying the subaccounts. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.0%, 6.0%, or 10.0% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                         MONY Variable Universal Life
               Flexible Premium Variable Life to Maturity Policy

                       MALE ISSUE AGE: 35, PREFERRED NON-SMOKER
                       PLANNED ANNUAL PREMIUM: $1,803.00
                       INITIAL SPECIFIED AMOUNT: $250,000
                       DEATH BENEFIT OPTION: 1
                       ASSUMING CURRENT CHARGES

                    Death Proceeds               Fund Value                  Cash Value
               -------------------------   --------------------------- ---------------------------

               Annual Investment Return of Annual Investment Return of Annual Investment Return of

End Of
Policy Premium  Gross     Gross   Gross    Gross    Gross    Gross     Gross    Gross    Gross
 Year  Outlay   0.0%*     6.0%*   10.0%*   0.0%*    6.0%*    10.0%*    0.0%*    6.0%*    10.0%*
   1    1,803  250,000   250,000   250,000  1,309    1,398      1,458       0       47        106
   2    1,803  250,000   250,000   250,000  2,596    2,857      3,037   1,244    1,505      1,685
   3    1,803  250,000   250,000   250,000  3,833    4,348      4,716   2,481    2,996      3,364
   4    1,803  250,000   250,000   250,000  5,020    5,874      6,503   3,668    4,522      5,152
   5    1,803  250,000   250,000   250,000  6,188    7,466      8,439   4,836    6,114      7,088
   6    1,803  250,000   250,000   250,000  7,336    9,126     10,536   5,985    7,774      9,184
   7    1,803  250,000   250,000   250,000  8,466   10,858     12,807   7,114    9,507     11,455
   8    1,803  250,000   250,000   250,000  9,549   12,637     15,237   8,287   11,375     13,975
   9    1,803  250,000   250,000   250,000 10,614   14,492     17,869   9,533   13,411     16,788
  10    1,803  250,000   250,000   250,000 11,634   16,399     20,692  10,732   15,498     19,790
  15    1,803  250,000   250,000   250,000 17,120   28,058     39,689  17,120   28,058     39,689
  20    1,803  250,000   250,000   250,000 20,335   40,509     66,058  20,335   40,509     66,058
  25    1,803  250,000   250,000   250,000 20,979   53,701    103,690  20,979   53,701    103,690
  30    1,803  250,000   250,000   250,000 16,990   66,026    158,002  16,990   66,026    158,002
  35    1,803  250,000   250,000   278,516  6,085   75,805    240,100   6,085   75,805    240,100
  40    1,803   Lapsed   250,000   388,291 Lapsed   80,907    362,889  Lapsed   80,907    362,889
  45    1,803   Lapsed   250,000   572,146 Lapsed   74,653    544,901  Lapsed   74,653    544,901
  50    1,803   Lapsed   250,000   850,074 Lapsed   45,968    809,594  Lapsed   45,968    809,594
  55    1,803   Lapsed    Lapsed 1,246,637 Lapsed   Lapsed  1,187,273  Lapsed   Lapsed  1,187,273
  60    1,803   Lapsed    Lapsed 1,761,281 Lapsed   Lapsed  1,743,842  Lapsed   Lapsed  1,743,842
  65    1,803   Lapsed    Lapsed 2,610,436 Lapsed   Lapsed  2,584,590  Lapsed   Lapsed  2,584,590

Premiums are assumed to be paid at the beginning of the year. All other values are at the end of the year.

* Gross annual investment returns do not reflect deductions of the average investment advisory fees of the Portfolio Companies. Values reflect net investment returns of -1.07%, 4.93%, and 8.93%, which correspond to gross investment returns of 0.0%, 6.0% and 10.0%, respectively.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return earned by the investment portfolios underlying the subaccounts. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.0%, 6.0%, or 10.0% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                         MONY Variable Universal Life
               Flexible Premium Variable Life to Maturity Policy

                       MALE ISSUE AGE: 35, PREFERRED NON-SMOKER
                       PLANNED ANNUAL PREMIUM: $1,803.00
                       INITIAL SPECIFIED AMOUNT: $250,000
                       DEATH BENEFIT OPTION: 2
                       ASSUMING GUARANTEED CHARGES

                   Death Proceeds               Fund Value                  Cash Value
               --------------------------- --------------------------- ---------------------------

               Annual Investment Return of Annual Investment Return of Annual Investment Return of
End Of
Policy Premium  Gross     Gross   Gross    Gross     Gross    Gross    Gross     Gross    Gross
 Year  Outlay   0.0%*     6.0%*   10.0%*   0.0%*     6.0%*    10.0%*   0.0%*     6.0%*    10.0%*
   1    1,803  251,308   251,398  251,457   1,308     1,398    1,457        0        46      105
   2    1,803  252,268   252,518  252,691   2,268     2,518    2,691      917     1,167    1,339
   3    1,803  253,183   253,656  253,996   3,183     3,656    3,996    1,831     2,304    2,644
   4    1,803  254,051   254,812  255,376   4,051     4,812    5,376    2,700     3,460    4,024
   5    1,803  254,876   255,986  256,839   4,876     5,986    6,839    3,524     4,634    5,487
   6    1,803  255,627   257,149  258,359   5,627     7,149    8,359    4,275     5,797    7,007
   7    1,803  256,336   258,331  259,973   6,336     8,331    9,973    4,984     6,979    8,622
   8    1,803  256,973   259,502  261,658   6,973     9,502   11,658    5,711     8,240   10,397
   9    1,803  257,540   260,661  263,419   7,540    10,661   13,419    6,458     9,580   12,338
  10    1,803  258,038   261,809  265,263   8,038    11,809   15,263    7,137    10,908   14,362
  15    1,803  260,538   268,535  277,295  10,538    18,535   27,295   10,538    18,535   27,295
  20    1,803  260,216   273,820  291,880  10,216    23,820   41,880   10,216    23,820   41,880
  25    1,803  255,298   275,017  307,712   5,298    25,017   57,712    5,298    25,017   57,712
  30    1,803   Lapsed   267,526  321,409  Lapsed    17,526   71,409   Lapsed    17,526   71,409
  35    1,803   Lapsed    Lapsed  324,875  Lapsed    Lapsed   74,875   Lapsed    Lapsed   74,875
  40    1,803   Lapsed    Lapsed  301,661  Lapsed    Lapsed   51,661   Lapsed    Lapsed   51,661
  45    1,803   Lapsed    Lapsed   Lapsed  Lapsed    Lapsed   Lapsed   Lapsed    Lapsed   Lapsed
  50    1,803   Lapsed    Lapsed   Lapsed  Lapsed    Lapsed   Lapsed   Lapsed    Lapsed   Lapsed
  55    1,803   Lapsed    Lapsed   Lapsed  Lapsed    Lapsed   Lapsed   Lapsed    Lapsed   Lapsed
  60    1,803   Lapsed    Lapsed   Lapsed  Lapsed    Lapsed   Lapsed   Lapsed    Lapsed   Lapsed
  65    1,803   Lapsed    Lapsed   Lapsed  Lapsed    Lapsed   Lapsed   Lapsed    Lapsed   Lapsed

Premiums are assumed to be paid at the beginning of the year. All other values are at the end of the year.

* Gross annual investment returns do not reflect deductions of the average investment advisory fees of the Portfolio Companies. Values reflect net investment returns of -1.07%, 4.93%, and 8.93%, which correspond to gross investment returns of 0.0%, 6.0% and 10.0%, respectively.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return earned by the investment portfolios underlying the subaccounts. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.0%, 6.0%, or 10.0% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                         MONY Variable Universal Life
               Flexible Premium Variable Life to Maturity Policy

                       MALE ISSUE AGE: 35, PREFERRED NON-SMOKER
                       PLANNED ANNUAL PREMIUM: $1,803.00
                       INITIAL SPECIFIED AMOUNT: $250,000
                       DEATH BENEFIT OPTION: 2
                       ASSUMING CURRENT CHARGES

                   Death Proceeds               Fund Value                  Cash Value
               --------------------------- --------------------------- ---------------------------

               Annual Investment Return of Annual Investment Return of Annual Investment Return of
End Of
Policy Premium  Gross     Gross   Gross    Gross    Gross    Gross     Gross    Gross    Gross
 Year  Outlay   0.0%*     6.0%*   10.0%*   0.0%*    6.0%*    10.0%*    0.0%*    6.0%*    10.0%*
   1    1,803  251,308   251,398  251,457   1,308    1,398     1,457        0       46       105
   2    1,803  252,594   252,855  253,035   2,594    2,855     3,035    1,242    1,503     1,683
   3    1,803  253,828   254,343  254,710   3,828    4,343     4,710    2,477    2,991     3,358
   4    1,803  255,012   255,864  256,493   5,012    5,864     6,493    3,660    4,512     5,141
   5    1,803  256,175   257,450  258,422   6,175    7,450     8,422    4,823    6,098     7,070
   6    1,803  257,319   259,103  260,509   7,319    9,103    10,509    5,967    7,751     9,157
   7    1,803  258,442   260,827  262,768   8,442   10,827    12,768    7,091    9,475    11,417
   8    1,803  259,517   262,593  265,182   9,517   12,593    15,182    8,256   11,331    13,921
   9    1,803  260,574   264,434  267,795  10,574   14,434    17,795    9,493   13,352    16,713
  10    1,803  261,583   266,323  270,591  11,583   16,323    20,591   10,682   15,421    19,690
  15    1,803  266,967   277,784  289,280  16,967   27,784    39,280   16,967   27,784    39,280
  20    1,803  269,901   289,574  314,467  19,901   39,574    64,467   19,901   39,574    64,467
  25    1,803  270,034   301,166  348,666  20,034   51,166    98,666   20,034   51,166    98,666
  30    1,803  265,220   309,764  393,219  15,220   59,764   143,219   15,220   59,764   143,219
  35    1,803  253,519   311,953  450,156   3,519   61,953   200,156    3,519   61,953   200,156
  40    1,803   Lapsed   303,478  522,470  Lapsed   53,478   272,470   Lapsed   53,478   272,470
  45    1,803   Lapsed   274,555  609,687  Lapsed   24,555   359,687   Lapsed   24,555   359,687
  50    1,803   Lapsed    Lapsed  713,301  Lapsed   Lapsed   463,301   Lapsed   Lapsed   463,301
  55    1,803   Lapsed    Lapsed  810,646  Lapsed   Lapsed   560,646   Lapsed   Lapsed   560,646
  60    1,803   Lapsed    Lapsed  888,985  Lapsed   Lapsed   638,985   Lapsed   Lapsed   638,985
  65    1,803   Lapsed    Lapsed  930,507  Lapsed   Lapsed   680,507   Lapsed   Lapsed   680,507

Premiums are assumed to be paid at the beginning of the year. All other values are at the end of the year.

* Gross annual investment returns do not reflect deductions of the average investment advisory fees of the Portfolio Companies. Values reflect net investment returns of -1.07%, 4.93%, and 8.93%, which correspond to gross investment returns of 0.0%, 6.0% and 10.0%, respectively.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return earned by the investment portfolios underlying the subaccounts. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.0%, 6.0%, or 10.0% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                         MONY Variable Universal Life
               Flexible Premium Variable Life to Maturity Policy

                       FEMALE ISSUE AGE: 35, PREFERRED NON-SMOKER
                       PLANNED ANNUAL PREMIUM: $1,030.00
                       INITIAL SPECIFIED AMOUNT: $200,000
                       DEATH BENEFIT OPTION: 1
                       ASSUMING GUARANTEED CHARGES

                   Death Proceeds               Fund Value                  Cash Value
               --------------------------- --------------------------- ---------------------------

               Annual Investment Return of Annual Investment Return of Annual Investment Return of
End Of
Policy Premium  Gross     Gross   Gross    Gross     Gross    Gross    Gross     Gross    Gross
 Year  Outlay   0.0%*     6.0%*   10.0%*   0.0%*     6.0%*    10.0%*   0.0%*     6.0%*    10.0%*
   1    1,030  200,000   200,000  200,000     631       678      710        0         0        0
   2    1,030  200,000   200,000  200,000   1,063     1,192    1,281      291       419      508
   3    1,030  200,000   200,000  200,000   1,466     1,703    1,874      693       931    1,102
   4    1,030  200,000   200,000  200,000   1,815     2,189    2,469    1,042     1,417    1,696
   5    1,030  200,000   200,000  200,000   2,135     2,673    3,089    1,362     1,900    2,316
   6    1,030  200,000   200,000  200,000   2,427     3,154    3,736    1,654     2,381    2,964
   7    1,030  200,000   200,000  200,000   2,668     3,609    4,390    1,895     2,836    3,618
   8    1,030  200,000   200,000  200,000   2,882     4,060    5,075    2,161     3,339    4,354
   9    1,030  200,000   200,000  200,000   3,046     4,483    5,770    2,428     3,865    5,152
  10    1,030  200,000   200,000  200,000   3,185     4,902    6,499    2,670     4,387    5,984
  15    1,030  200,000   200,000  200,000   4,054     7,583   11,541    4,054     7,583   11,541
  20    1,030  200,000   200,000  200,000   3,415     9,319   17,434    3,415     9,319   17,434
  25    1,030  200,000   200,000  200,000     685     9,134   23,942      685     9,134   23,942
  30    1,030   Lapsed   200,000  200,000  Lapsed     5,255   30,398   Lapsed     5,255   30,398
  35    1,030   Lapsed    Lapsed  200,000  Lapsed    Lapsed   33,591   Lapsed    Lapsed   33,591
  40    1,030   Lapsed    Lapsed  200,000  Lapsed    Lapsed   27,029   Lapsed    Lapsed   27,029
  45    1,030   Lapsed    Lapsed   Lapsed  Lapsed    Lapsed   Lapsed   Lapsed    Lapsed   Lapsed
  50    1,030   Lapsed    Lapsed   Lapsed  Lapsed    Lapsed   Lapsed   Lapsed    Lapsed   Lapsed
  55    1,030   Lapsed    Lapsed   Lapsed  Lapsed    Lapsed   Lapsed   Lapsed    Lapsed   Lapsed
  60    1,030   Lapsed    Lapsed   Lapsed  Lapsed    Lapsed   Lapsed   Lapsed    Lapsed   Lapsed
  65    1,030   Lapsed    Lapsed   Lapsed  Lapsed    Lapsed   Lapsed   Lapsed    Lapsed   Lapsed

Premiums are assumed to be paid at the beginning of the year. All other values are at the end of the year.

* Gross annual investment returns do not reflect deductions of the average investment advisory fees of the Portfolio Companies. Values reflect net investment returns of -1.07%, 4.93%, and 8.93%, which correspond to gross investment returns of 0.0%, 6.0% and 10.0%, respectively.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return earned by the investment portfolios underlying the subaccounts. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.0%, 6.0%, or 10.0% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                         MONY Variable Universal Life
               Flexible Premium Variable Life to Maturity Policy

                       FEMALE ISSUE AGE: 35, PREFERRED NON-SMOKER
                       PLANNED ANNUAL PREMIUM: $1,030.00
                       INITIAL SPECIFIED AMOUNT: $200,000
                       DEATH BENEFIT OPTION: 1
                       ASSUMING CURRENT CHARGES

                    Death Proceeds               Fund Value                  Cash Value
               -------------------------   --------------------------- ---------------------------

               Annual Investment Return of Annual Investment Return of Annual Investment Return of
End Of
Policy Premium  Gross     Gross   Gross    Gross    Gross    Gross     Gross    Gross    Gross
 Year  Outlay   0.0%*     6.0%*   10.0%*   0.0%*    6.0%*    10.0%*    0.0%*    6.0%*    10.0%*
   1    1,030  200,000   200,000   200,000    631      678        710       0        0          0
   2    1,030  200,000   200,000   200,000  1,252    1,386      1,479     479      613        706
   3    1,030  200,000   200,000   200,000  1,839    2,100      2,287   1,066    1,327      1,514
   4    1,030  200,000   200,000   200,000  2,393    2,821      3,137   1,620    2,048      2,365
   5    1,030  200,000   200,000   200,000  2,914    3,549      4,034   2,142    2,776      3,261
   6    1,030  200,000   200,000   200,000  3,404    4,284      4,981   2,631    3,512      4,208
   7    1,030  200,000   200,000   200,000  3,863    5,028      5,983   3,090    4,256      5,210
   8    1,030  200,000   200,000   200,000  4,291    5,781      7,044   3,570    5,060      6,323
   9    1,030  200,000   200,000   200,000  4,690    6,543      8,170   4,072    5,925      7,552
  10    1,030  200,000   200,000   200,000  5,082    7,339      9,391   4,567    6,824      8,876
  15    1,030  200,000   200,000   200,000  7,299   12,316     17,729   7,299   12,316     17,729
  20    1,030  200,000   200,000   200,000  8,627   17,683     29,356   8,627   17,683     29,356
  25    1,030  200,000   200,000   200,000  8,802   23,260     45,755   8,802   23,260     45,755
  30    1,030  200,000   200,000   200,000  6,948   28,143     68,656   6,948   28,143     68,656
  35    1,030  200,000   200,000   200,000  2,316   31,450    101,537   2,316   31,450    101,537
  40    1,030   Lapsed   200,000   200,000 Lapsed   31,005    150,367  Lapsed   31,005    150,367
  45    1,030   Lapsed   200,000   237,321 Lapsed   18,895    226,020  Lapsed   18,895    226,020
  50    1,030   Lapsed    Lapsed   354,980 Lapsed   Lapsed    338,076  Lapsed   Lapsed    338,076
  55    1,030   Lapsed    Lapsed   523,302 Lapsed   Lapsed    498,383  Lapsed   Lapsed    498,383
  60    1,030   Lapsed    Lapsed   742,505 Lapsed   Lapsed    735,153  Lapsed   Lapsed    735,153
  65    1,030   Lapsed    Lapsed 1,102,593 Lapsed   Lapsed  1,091,676  Lapsed   Lapsed  1,091,676

Premiums are assumed to be paid at the beginning of the year. All other values are at the end of the year.

* Gross annual investment returns do not reflect deductions of the average investment advisory fees of the Portfolio Companies. Values reflect net investment returns of -1.07%, 4.93%, and 8.93%, which correspond to gross investment returns of 0.0%, 6.0% and 10.0%, respectively.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return earned by the investment portfolios underlying the subaccounts. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.0%, 6.0%, or 10.0% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                         MONY Variable Universal Life
               Flexible Premium Variable Life to Maturity Policy

                       FEMALE ISSUE AGE: 35, PREFERRED NON-SMOKER
                       PLANNED ANNUAL PREMIUM: $1,030.00
                       INITIAL SPECIFIED AMOUNT: $200,000
                       DEATH BENEFIT OPTION: 2
                       ASSUMING GUARANTEED CHARGES

                   Death Proceeds               Fund Value                  Cash Value
               --------------------------- --------------------------- ---------------------------

               Annual Investment Return of Annual Investment Return of Annual Investment Return of
End Of
Policy Premium  Gross     Gross   Gross    Gross     Gross    Gross    Gross     Gross    Gross
 Year  Outlay   0.0%*     6.0%*   10.0%*   0.0%*     6.0%*    10.0%*   0.0%*     6.0%*    10.0%*
   1    1,030  200,631   200,678  200,709     631       678      709        0         0        0
   2    1,030  201,061   201,189  201,278   1,061     1,189    1,278      288       416      505
   3    1,030  201,460   201,697  201,867   1,460     1,697    1,867      688       925    1,095
   4    1,030  201,805   202,178  202,456   1,805     2,178    2,456    1,033     1,406    1,683
   5    1,030  202,121   202,655  203,068   2,121     2,655    3,068    1,348     1,883    2,295
   6    1,030  202,407   203,128  203,705   2,407     3,128    3,705    1,634     2,355    2,933
   7    1,030  202,641   203,572  204,345   2,641     3,572    4,345    1,868     2,799    3,572
   8    1,030  202,847   204,010  205,012   2,847     4,010    5,012    2,126     3,289    4,291
   9    1,030  203,003   204,418  205,685   3,003     4,418    5,685    2,385     3,800    5,067
  10    1,030  203,132   204,819  206,387   3,132     4,819    6,387    2,617     4,304    5,872
  15    1,030  203,933   207,347  211,173   3,933     7,347   11,173    3,933     7,347   11,173
  20    1,030  203,197   208,772  216,427   3,197     8,772   16,427    3,197     8,772   16,427
  25    1,030  200,390   208,058  221,510     390     8,058   21,510      390     8,058   21,510
  30    1,030   Lapsed   203,448  224,985  Lapsed     3,448   24,985   Lapsed     3,448   24,985
  35    1,030   Lapsed    Lapsed  222,095  Lapsed    Lapsed   22,095   Lapsed    Lapsed   22,095
  40    1,030   Lapsed    Lapsed  204,407  Lapsed    Lapsed    4,407   Lapsed    Lapsed    4,407
  45    1,030   Lapsed    Lapsed   Lapsed  Lapsed    Lapsed   Lapsed   Lapsed    Lapsed   Lapsed
  50    1,030   Lapsed    Lapsed   Lapsed  Lapsed    Lapsed   Lapsed   Lapsed    Lapsed   Lapsed
  55    1,030   Lapsed    Lapsed   Lapsed  Lapsed    Lapsed   Lapsed   Lapsed    Lapsed   Lapsed
  60    1,030   Lapsed    Lapsed   Lapsed  Lapsed    Lapsed   Lapsed   Lapsed    Lapsed   Lapsed
  65        0   Lapsed    Lapsed   Lapsed  Lapsed    Lapsed   Lapsed   Lapsed    Lapsed   Lapsed

Premiums are assumed to be paid at the beginning of the year. All other values are at the end of the year.

* Gross annual investment returns do not reflect deductions of the average investment advisory fees of the Portfolio Companies. Values reflect net investment returns of -1.07%, 4.93%, and 8.93%, which correspond to gross investment returns of 0.0%, 6.0% and 10.0%, respectively.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return earned by the investment portfolios underlying the subaccounts. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.0%, 6.0%, or 10.0% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                         MONY Variable Universal Life
               Flexible Premium Variable Life to Maturity Policy

                       FEMALE ISSUE AGE: 35, PREFERRED NON-SMOKER
                       PLANNED ANNUAL PREMIUM: $1,030.00
                       INITIAL SPECIFIED AMOUNT: $200,000
                       DEATH BENEFIT OPTION: 2
                       ASSUMING CURRENT CHARGES

                   Death Proceeds               Fund Value                  Cash Value
               --------------------------- --------------------------- ---------------------------

               Annual Investment Return of Annual Investment Return of Annual Investment Return of
End Of
Policy Premium  Gross     Gross   Gross    Gross    Gross    Gross     Gross    Gross    Gross
 Year  Outlay   0.0%*     6.0%*   10.0%*   0.0%*    6.0%*    10.0%*    0.0%*    6.0%*    10.0%*
   1    1,030  200,631   200,678  200,709     631      678       709        0        0         0
   2    1,030  201,250   201,385  201,477   1,250    1,385     1,477      478      612       705
   3    1,030  201,836   202,097  202,283   1,836    2,097     2,283    1,063    1,324     1,511
   4    1,030  202,388   202,815  203,131   2,388    2,815     3,131    1,615    2,042     2,358
   5    1,030  202,906   203,539  204,023   2,906    3,539     4,023    2,134    2,766     3,250
   6    1,030  203,392   204,269  204,963   3,392    4,269     4,963    2,620    3,497     4,191
   7    1,030  203,847   205,006  205,956   3,847    5,006     5,956    3,074    4,234     5,184
   8    1,030  204,269   205,750  207,006   4,269    5,750     7,006    3,548    5,029     6,285
   9    1,030  204,661   206,501  208,117   4,661    6,501     8,117    4,043    5,883     7,499
  10    1,030  205,046   207,284  209,319   5,046    7,284     9,319    4,531    6,769     8,804
  15    1,030  207,201   212,136  217,457   7,201   12,136    17,457    7,201   12,136    17,457
  20    1,030  208,425   217,226  228,558   8,425   17,226    28,558    8,425   17,226    28,558
  25    1,030  208,439   222,242  243,682   8,439   22,242    43,682    8,439   22,242    43,682
  30    1,030  206,367   226,004  263,479   6,367   26,004    63,479    6,367   26,004    63,479
  35    1,030  201,552   227,277  289,184   1,552   27,277    89,184    1,552   27,277    89,184
  40    1,030   Lapsed   223,352  321,361  Lapsed   23,352   121,361   Lapsed   23,352   121,361
  45    1,030   Lapsed   205,678  355,144  Lapsed    5,678   155,144   Lapsed    5,678   155,144
  50    1,030   Lapsed    Lapsed  382,711  Lapsed   Lapsed   182,711   Lapsed   Lapsed   182,711
  55    1,030   Lapsed    Lapsed  378,361  Lapsed   Lapsed   178,361   Lapsed   Lapsed   178,361
  60    1,030   Lapsed    Lapsed  327,333  Lapsed   Lapsed   127,333   Lapsed   Lapsed   127,333
  65        0   Lapsed    Lapsed   Lapsed  Lapsed   Lapsed    Lapsed   Lapsed   Lapsed    Lapsed

Premiums are assumed to be paid at the beginning of the year. All other values are at the end of the year.

* Gross annual investment returns do not reflect deductions of the average investment advisory fees of the Portfolio Companies. Values reflect net investment returns of -1.07%, 4.93%, and 8.93%, which correspond to gross investment returns of 0.0%, 6.0% and 10.0%, respectively.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return earned by the investment portfolios underlying the subaccounts. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.0%, 6.0%, or 10.0% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                          MONY LIFE INSURANCE COMPANY

We are a stock life insurance company organized in the State of New York. Our principal offices are located at 1740 Broadway, New York, New York 10019. We are obligated to pay all benefits promised under the Policy.

                            MONY VARIABLE ACCOUNT L

We established MONY Variable Account L as a separate account under New York law on November 28, 1990. We divided the Variable Account into subdivisions called Subaccounts. Each Subaccount invests exclusively in shares of a designated portfolio of the Funds.

The assets in the Variable Account belong to us. Assets equal to the reserves and other liabilities of the Variable Account will not be charged with liabilities that arise from any other business that we conduct. Realized or unrealized income gains or losses from assets allocated to the Variable Account and of each Subaccount are credited to or charged against the Variable Account and that Subaccount without regard to other income, gains or losses of the Company. We reserve the right to credit or charge a Subaccount in a different manner if required, or appropriate, by reason of a change in law. We may from time to time transfer to our General Account, assets which exceed the reserves and other liabilities of the Variable Account.

Changes to the Variable Account

We may add new Subaccounts that are not available under the Policy. We may substitute a portfolio for another portfolio of that Fund or of another Fund, if in our judgment, the portfolio no longer suits the purposes of the Policy due to a change in its investment objectives or restrictions. The new portfolio may have higher fees and charges than the one it replaced, and not all portfolios may be available to all classes of Policies. No substitution may take place without prior notice to you and prior approval of the SEC and insurance regulatory authorities, to the extent required by the Investment Company Act of 1940 (the "1940 Act") and applicable law.

We may also, where permitted by law:

 .  create new separate accounts;
 .  combine separate accounts, including the Variable Account;
 . deregister the Variable Account under the 1940 Act; and . operate the Variable Account under the direction of a committee or in any other form permitted by law.

We will notify you of any changes we make.

                                THE PORTFOLIOS

You decide the Subaccounts to which you direct premiums or transfer Fund Value. There is a separate Subaccount which corresponds to each portfolio of a Fund offered in the Policy.

Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each portfolio are separate from other portfolios of a Fund and each portfolio has separate investment objectives and policies. As a result, the investment performance of one portfolio has no effect on the investment performance of any other portfolio.

Janus Aspen Series Capital Appreciation is a non-diversified, open-end management investment company. A non-diversified Fund may hold a larger position in a smaller number of securities than a diversified Fund. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified Fund than a diversified Fund.

Before you choose a Subaccount to allocate your premiums and transfer Fund Value, carefully read the prospectus for each Fund, along with this prospectus. Please call your agent or our Operations Center to obtain each Fund prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives. You should know that during extended periods of low interest rates, the yields of the MONY Money Market Subaccount may become extremely low and possibly negative.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following table lists the Subaccounts of the Variable Account that are available under the Policy.

                                                                  Adviser
         Subaccount           Fund/Type of Portfolio  (and Sub-Adviser, as applicable)
----------------------------------------------------------------------------------------
                                The Alger American Fund
----------------------------------------------------------------------------------------
Alger American Balanced          Domestic Hybrid     Fred Alger Management, Inc.
Subaccount
----------------------------------------------------------------------------------------
Alger American MidCap Growth     Mid-Cap Growth      Fred Alger Management, Inc.
Subaccount
----------------------------------------------------------------------------------------
                             Enterprise Accumulation Trust
----------------------------------------------------------------------------------------
Enterprise Equity Income         Large Value         Enterprise Capital Management, Inc.
Subaccount                                           (subadvised by Boston Advisers,
                                                     Inc.)
----------------------------------------------------------------------------------------
Enterprise Global Socially       World Stock         Enterprise Capital
Responsive Subaccount                                Management, Inc. (subadvised by
                                                     Rockefeller & Co., Inc.)
----------------------------------------------------------------------------------------
Enterprise Growth Subaccount     Large Growth        Enterprise Capital
                                                     Management, Inc. (subadvised by
                                                     Montag & Caldwell, Inc.)
----------------------------------------------------------------------------------------
Enterprise Growth and Income     Large Value         Enterprise Capital
Subaccount                                           Management, Inc. (subadvised by
                                                     UBS Global Asset Management
                                                     (US), Inc.)
----------------------------------------------------------------------------------------
Enterprise Managed Subaccount    Large Value         Enterprise Capital
                                                     Management, Inc. (subadvised by
                                                     Wellington Management Company,
                                                     LLP)
----------------------------------------------------------------------------------------
Enterprise Multi-Cap Growth      Mid-Cap Growth      Enterprise Capital
Subaccount                                           Management, Inc. (subadvised
                                                     by Fred Alger Management Inc.)
----------------------------------------------------------------------------------------
Enterprise Small Company         Small Growth        Enterprise Capital
Growth Subaccount                                    Management, Inc. (subadvised by
                                                     William D. Witter, Inc.)
----------------------------------------------------------------------------------------
Enterprise Small Company         Small Value         Enterprise Capital
Value Subaccount                                     Management, Inc. (subadvised by
                                                     Gabelli Asset Management
                                                     Company)
----------------------------------------------------------------------------------------

                                                                    Adviser
           Subaccount            Fund/Type of Portfolio (and Sub-Adviser, as applicable)
-----------------------------------------------------------------------------------------
                              Enterprise Accumulation Trust
-----------------------------------------------------------------------------------------
Enterprise Total Return          Intermediate-Term Bond Enterprise Capital
Subaccount                                              Management, Inc. (subadvised by
                                                        Pacific Investment
                                                        Management Company, LLC)
-----------------------------------------------------------------------------------------
                         INVESCO Variable Investment Funds, Inc.
-----------------------------------------------------------------------------------------
INVESCO VIF Financial            Specialty-Financial    INVESCO Funds Group, Inc.
Services Subaccount
-----------------------------------------------------------------------------------------
INVESCO VIF Health Sciences      Specialty-Health       INVESCO Funds Group, Inc.
Subaccount
-----------------------------------------------------------------------------------------
INVESCO VIF                      Specialty-Technology   INVESCO Funds Group, Inc.
Telecommunications Subaccount
-----------------------------------------------------------------------------------------
                                   Janus Aspen Series
-----------------------------------------------------------------------------------------
Janus Aspen Series Capital       Large Growth           Janus Capital
Appreciation Subaccount
-----------------------------------------------------------------------------------------
Janus Aspen Series Flexible      Multisector Bond       Janus Capital
Income Subaccount
-----------------------------------------------------------------------------------------
Janus Aspen Series International Foreign Stock          Janus Capital
Growth Subaccount
-----------------------------------------------------------------------------------------
                                 Lord Abbett Series Fund
-----------------------------------------------------------------------------------------
Lord Abbett Bond-Debenture       High Yield Bond        Lord, Abbett & Co., LLC
Subaccount
-----------------------------------------------------------------------------------------
Lord Abbett Growth and Income    Large Value            Lord, Abbett & Co., LLC
Subaccount
-----------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value        Mid-Cap Value          Lord, Abbett & Co., LLC
Subaccount
-----------------------------------------------------------------------------------------
                           MFS(R) Variable Insurance Trust/SM/
-----------------------------------------------------------------------------------------
MFS(R) Mid Cap Growth            Mid-Cap Growth         MFS(R) Investment Management
Subaccount
-----------------------------------------------------------------------------------------
MFS(R) New Discovery             Small Growth           MFS(R) Investment Management
Subaccount
-----------------------------------------------------------------------------------------
MFS(R) Total Return Subaccount   Domestic Hybrid        MFS(R) Investment Management
-----------------------------------------------------------------------------------------
MFS(R) Utilities Subaccount      Specialty-Utilities    MFS(R) Investment Management
-----------------------------------------------------------------------------------------
                                 MONY Series Fund, Inc.
-----------------------------------------------------------------------------------------
MONY Government Securities       Short Government       MONY Life Insurance Company of
Subaccount                                              America
-----------------------------------------------------------------------------------------
MONY Long Term Bond              Long-Term Bond         MONY Life Insurance Company of
Subaccount                                              America
-----------------------------------------------------------------------------------------
MONY Money Market                Money Market           MONY Life Insurance Company of
Subaccount                                              America
-----------------------------------------------------------------------------------------
                               PBHG Insurance Series Fund
-----------------------------------------------------------------------------------------
PBHG Mid-Cap Subaccount          Mid-Cap Value          Pilgrim Baxter & Associates, Ltd.
-----------------------------------------------------------------------------------------
PBHG Select Value Subaccount     Large Value            Pilgrim Baxter & Associates, Ltd.
-----------------------------------------------------------------------------------------

                                                                 Adviser
         Subaccount          Fund/Type of Portfolio  (and Sub-Adviser, as applicable)
---------------------------------------------------------------------------------------
                            PIMCO Variable Insurance Trust
---------------------------------------------------------------------------------------
PIMCO Global Bond Subaccount Intermediate-Term Bond Pacific Investment Management
                                                    Company, LLC
---------------------------------------------------------------------------------------
PIMCO Real Return Subaccount Long-Term Bond         Pacific Investment Management
                                                    Company, LLC
---------------------------------------------------------------------------------------
PIMCO StocksPLUS Growth      Large Blend            Pacific Investment Management
and Income Subaccount                               Company, LLC
---------------------------------------------------------------------------------------
                        The Universal Institutional Funds, Inc.
---------------------------------------------------------------------------------------
Van Kampen UIF Emerging      Diversified Emerging   Morgan Stanley Investment
Markets Equity Subaccount    Markets                Management Inc., which does
                                                    business in certain instances using
                                                    the name "Van Kampen," is the
                                                    investment adviser to the Universal
                                                    Institutional Funds, Inc.
---------------------------------------------------------------------------------------
Van Kampen UIF Global Value  World Stock            Morgan Stanley Investment
Equity Subaccount                                   Management Inc., which does
                                                    business in certain instances using
                                                    the name "Van Kampen," is the
                                                    investment adviser to the Universal
                                                    Institutional Funds, Inc.
---------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real     Specialty-Real Estate  Morgan Stanley Investment
Estate Subaccount                                   Management Inc., which does
                                                    business in certain instances using
                                                    the name "Van Kampen," is the
                                                    investment adviser to the Universal
                                                    Institutional Funds, Inc.
---------------------------------------------------------------------------------------

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon an annual average percentage of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us more than others. These agreements reflect administrative services we provide. The amounts we receive under these agreements may be significant. In addition, our affiliate, MONY Securities Corporation, the principal underwriter for the Policies, will receive 12b-1 fees deducted from portfolio assets of certain Funds for providing distribution and shareholder support services to the portfolios.

Your Right to Vote Portfolio Shares

As required by law, we will vote portfolio shares held in the Variable Account at any regular and special meetings of the shareholders of the Funds. We will exercise these voting rights based on the instructions received from Owners having the voting interest in corresponding Subaccounts of the Variable Account. We may elect to vote the shares of the Funds in our own right if the 1940 Act or any regulations thereunder is amended, and as a result, we determine that it is permitted to vote the shares of the Funds in our right.

We will determine the number of votes which you have the right to cast by dividing your Fund Value in a Subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number of Owner votes will be determined as of the date we set. However, such date will not be more than 90 days before the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the SEC, we reserve the right to determine the voting rights in a different fashion. You may cast your voting instructions in person or by proxy.

We will vote portfolio shares for which we received no timely instructions in proportion to the voting instructions which are received for all Policies participating in that Subaccount. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Disregard of Voting Instructions

We may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Owners or the investment adviser (or portfolio manager) of a portfolio. Our disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on us. If we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Owners.

                        THE GUARANTEED INTEREST ACCOUNT

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guaranteed Interest Account or our General Account under the Securities Act of 1933 or under the 1940 Act. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, please see your Policy.

You may allocate all or a portion of your net premiums and transfer Fund Value to our Guaranteed Interest Account. Amounts allocated to the Guaranteed Interest Account become part of the General Account, which supports insurance and annuity obligations. The amounts allocated to the General Account are subject to the liabilities arising from the businesses we conduct. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account.

We guarantee that we will credit the Fund Value in the Guaranteed Interest Account with a minimum interest rate of 0.0121% compounded daily, for a minimum effective annual rate of 4.5%. We may, in our sole discretion, declare current interest in excess of the 4.5% effective annual rate. We may declare excess interest based on such factors including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. We cannot predict or guarantee future excess interest rates.

Before the beginning of each calendar month, we will declare an interest rate. The declared rate will apply to premium payments and transfers into the Guaranteed Interest Account made during the calendar month. To obtain the rate, please contact your agent. The calendar year and month the payment or transfer is made determines the "generation" of such monies. The current interest may be credited from the date of the payment or transfer for a period of 12 months beginning the first day of the monthly generation to which the payment or transfer is assigned. After the first 12 months, a renewal interest rate may be declared for a new 12-month period. At the end of the renewal period, all monies will earn an interest rate which is declared monthly and applies for a one-month period. Any rate we declare in excess of the minimum interest rate may be changed or discontinued by us at anytime after it is declared, but such change or discontinuance will only affect the crediting of interest that accrues after the change or discontinuance.

We bear the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

                                  THE POLICY

We designed the Policy to meet the needs of individuals as well as for corporations who provide coverage and benefits for key employees.

Applying for a Policy

To purchase a Policy, you must complete an application and then have your agent submit it to us at our Operations Center. After you have done this, it can sometimes take several weeks for us to gather and evaluate the information we need to decide whether to issue a Policy to you and if so, what the Insured's risk class should be. After we approve an application for a Policy and assign the appropriate risk class, we will prepare the Policy for delivery.

You must pay an initial premium of a sufficient amount before or at the time we deliver your Policy. (If you submit your initial premium with your application, we will place your premium in our General Account where it will earn interest at an effective annual rate of at least 4.5%). See "Premiums." Coverage generally becomes effective on the Policy Date. We will not pay a Death Benefit before the Policy Date unless temporary insurance coverage, as discussed below, was in effect.

We will issue a Policy covering an Insured who is up to and including age 85, providing we receive evidence of insurability that satisfies us. If a qualified plan will own the Policy, the Insured cannot be more than 70 years old. Required evidence of insurability may include, among other things, a medical examination of the Insured. We may reject an application for any lawful reason.

Temporary Insurance Coverage

You may apply for temporary insurance coverage. To be eligible for such coverage, the Insured must be between the ages of 15 days and 71 years old and must be able to satisfactorily answer several health questions. Your initial premium must be in the amount of at least the Minimum Monthly Premium (see below) for the Policy for which you applied. This coverage will take effect on the date you sign the application and pay the premium. Temporary insurance coverage will end on the earliest of:

 . the policy release date (i.e., the date we authorize the Policy to be delivered to you), if the Policy is issued as applied for;

 . the 15th day after the policy release date or the date the Policy takes effect, if the policy is issued other than as applied for; no later than 90 days from the date the temporary insurance agreement is signed; the 45th day after the form is signed if you have not finished the last required medical exam; 5 days after we send notice to you that we declined to issue any Policy; and

 .  the date you tell us that the Policy will be refused.

We will pay a Death Benefit if the Insured dies during the period of temporary coverage. This Death Benefit will be:

  1.the insurance coverage applied for (including any optional riders) up to $500,000, less

  2.the deductions from premium and the monthly deduction due prior to the date of death.

We hold the premiums paid for temporary insurance coverage in our General Account until the policy release date. If we issue the Policy, we will apply these amounts to your Policy. Please contact your agent and see the Statement of Additional Information for more information about temporary insurance coverage rates based on a younger insurance age.

Backdating

We will not backdate a Policy for more than six months (a shorter period is required in certain states) before the date of your application. For a backdated Policy, Monthly Deductions will begin on the backdated Policy Date. You therefore will incur charges before you otherwise would have if you had not backdated your Policy, and your initial premium payment must be in an amount sufficient to cover the extra Monthly Deduction charges for the backdating period.

Owner

You have all of the rights and benefits under the Policy while the Insured is living. These rights include the right to change the Beneficiary, to assign the Policy, to transfer Fund Value, or make full or partial surrenders.

Canceling the Policy

You may cancel a Policy during the "Right to Return Policy" period by returning it to us at our Operations Center, or to the agent who sold it, and receive a refund of the full amount of the premium paid. The Right to Return Policy period runs for the later of (a) 10 days after you receive the Policy; (b) 45 days after you signed the application; or (c) 10 days after we mail or deliver a notice of withdrawal right.

                                   PREMIUMS

General

We will usually credit your initial premium payment to the Policy on the later of the date we approve your Policy or the date we receive your payment. We will credit any subsequent premium to the Policy on the Business Day we receive it at our Operations Center.

The total premiums you pay may not exceed guideline premium limitations for the insurance set forth in the Internal Revenue Code of 1986, as amended (the "Code"). We may reject any premium, or any portion of a premium, that would result in the Policy being disqualified as life insurance under the Code. We will refund any rejected premium. We will tell you before we process a transaction, whether once we process the transaction, your Policy is in jeopardy of becoming a modified endowment contract under the Code.

Initial Premium

You must pay an amount equal to at least the Minimum Monthly Premium to put the Policy in effect. However, if you want to pay premiums less often than monthly, the premium required to put the Policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments.

We base your Minimum Monthly Premium on a number of factors. These factors include:

  1.your Specified Amount;

  2.any riders you added to the Policy; and

  3.the Insured's age, smoking status, gender (unless unisex rates apply), and risk class.

We show the Minimum Monthly Premium in your Policy. After you pay this initial premium, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another on the life of the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy. The charges for this Policy may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

Scheduled Premiums

Your initial Minimum Monthly Premium is the only premium you must pay under the Policy. However, you greatly increase your risk of Policy termination if you do not regularly pay premiums at least as large as the Minimum Monthly Premium. Paying your Minimum Monthly Premiums will not necessarily keep your Policy in force. Additional premiums may be necessary to keep the Policy in force.

You may pay your premiums according to the schedule you established when you applied for the Policy. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time, and equals, at least, the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. We will send you a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option.

You should change the amount of your scheduled premium payments if:

 .  you increase your Specified Amount;

 .  you change your Death Benefit option;

 .  you change or add a rider;

 . you take a partial surrender when you have elected Death Benefit Option 1 (see "Death Benefit"); or

 .  you select Subaccounts that experience adverse investment performance.

You can change the amount and interval of payment of scheduled premiums at any time by writing us at our Operations Center. However, the new payment interval must satisfy our rules in use at the time of the change.

We will issue an endorsement to your Policy after you increase the Specified Amount that will provide you with the increased Minimum Monthly Premium amount.

Please note: During the first three Policy Years or the three Policy Years following an increase in Specified Amount (if that increase became effective during the first three Policy Years), premiums paid less partial surrenders (excluding their fees) and any Outstanding Debt must at least equal the Minimum Monthly Premium times the number of months the Policy has been in force.

Electronic Payments

You may have your bank automatically pay your premiums to us. If you authorize us, we will withdraw premiums from your bank account each month by electronic funds transfer. Based on your Policy Date, we may require that up to two Minimum Monthly Premiums be paid in cash before premiums may be paid by electronic funds transfer to the Company.

Unscheduled Premiums

In general, you may make premium payments at any time and in any amount. However, we may reject or limit any unscheduled premium payment that would result in an immediate increase in the Death Benefit payable, unless you provide us with satisfactory evidence of insurability at the time of payment. If satisfactory evidence of insurability is not received, we may return the payment in whole or in part. In addition, we will reject all or a part of a premium payment and return it to you if the premium would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

Repayment of Outstanding Debt

We will treat payments you send to us as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied to your Fund Value as a premium payment. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

Allocating Premiums

When you apply for a Policy, you specify the percentage of your net premium payments we are to allocate to the Subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, no allocation may be for less than 5% of a net premium, and allocation percentages must total 100%. You may change your allocations at any time by writing or calling our Operations Center. The change will apply to your net premium payments you make after we receive your instructions.

We will allocate your initial premium payment to our General Account until the end of the "Right to Return Policy" period. At the end of that period, we will transfer your Net Premium to the Subaccounts and/or Guaranteed Interest Account you designated. After the "Right to Return Policy" period, we will allocate your net premiums to the Subaccounts and/or Guaranteed Account on the Business Day that we receive the premium payment.

If you make an unscheduled premium payment, you may specify an allocation choice that differs from your allocation choice for your scheduled premium payments. This choice will not change your allocation choice for future scheduled premiums. Your allocation must be whole numbers only, each allocation must be for at least 5% of the unscheduled net premium, and the total must be 100% of the unscheduled net premium.

                          HOW YOUR FUND VALUE VARIES

Fund Value

Fund Value is the entire amount we hold under your Policy for you. Fund Value serves as the starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Subaccount, the amount held in the Guaranteed Interest Account, and the amount held in the Loan Account. We determine Fund Value first on your Policy Date, and after that, on each Business Day. Your Fund Value will vary to reflect the performance of the Subaccounts to which you have allocated amounts and interest we credit on amounts in the Guaranteed Interest Account, and will also vary to reflect Outstanding Debt, charges for the Monthly Deduction, mortality and expense risk charges, partial surrenders, and loan repayments. Your Fund Value may be more or less than the premiums you paid.

Cash Value

Your Cash Value on any Business Day is the Fund Value reduced by any surrender charge and any Outstanding Debt.

Subaccount Values

On any Business Day, the value of a Subaccount equals the number of Units we credit to the Policy multiplied by the Unit value for that Day. We make the calculation before the purchase or redemption of Units on that Day.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into Units. When you make allocations to a Subaccount, either by premium allocation, transfer of Fund Value, transfer of loan interest from the General Account, or repayment of a loan, we credit your Policy with Units in a Subaccount. When we assess the Monthly Deduction, and when you take a loan, a partial surrender, or transfer from a Subaccount, we decrease the number of Units you hold in a Subaccount.

Subaccount Unit Value

We arbitrarily set the Unit value for each Subaccount at $10 when we established the Subaccount. After that, a Subaccount's Unit value varies to reflect the investment experience of the underlying portfolio, and may increase or decrease from one Business Day to the next. We determine Unit value, after a Subaccount's operations have begun, by multiplying the net investment factor for that Business Day by the Unit value for the immediately preceding Business Day.

The net investment factor is an index we use to measure the investment performance of a Subaccount from one Business Day to the next. The net investment factor for each Subaccount on a Business Day is obtained by subtracting (b) from (a) and dividing by (c), where:

    a) is the per share net asset value on the Business Day of the applicable Fund portfolio in which the Subaccount invests times the number of such shares held in the Subaccount before the purchase or redemption of any shares on that Day;

    b) is the mortality and expense risk charge accrued as of that Business Day; and

    c) is the total number of Units held in the Subaccount on the Business Day before the purchase or redemption of any Units on that Day.

Guaranteed Interest Account Value

On any Business Day, Fund Value in the Guaranteed Interest Account is:

 . the accumulated value with interest on the net premiums allocated and amounts transferred to, the Guaranteed Interest Account before that Day; minus

 . withdrawals from the Guaranteed Interest Account before that Day for any partial surrender and its fee, any amounts transferred from the Guaranteed Interest Account and the transfer charge, if any, and any Monthly Deductions.

                                   TRANSFERS

After the Right to Return Policy period has ended, you may transfer all or a portion of your Fund Value between and among the Subaccounts of the Variable Account and the Guaranteed Interest Account subject to certain conditions. Transfers from a Subaccount will take effect at the end of the Business Day we receive your request at our Operations Center. Transfers from the Guaranteed Interest Account will take effect on the policy anniversary, or if later, at the end of the Business Day we receive your request at our Operations Center. We may postpone transfers to, from, or among the Subaccounts under certain circumstances. See "Payments and Telephone Transactions."

We restrict transfers from the Guaranteed Interest Account. You may only transfer Fund Value from the Guaranteed Interest Account once each Policy Year. We must receive your request to transfer Fund Value from the Guaranteed Interest Account within 10 days before or 30 days after a policy anniversary.

When thinking about a transfer of Fund Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. We consider a request for a transfer to be one transaction. We may charge for transfers. See "Charges and Deductions."

Transfers By Third Parties

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many Owners, the result can be simultaneous transfers involving large amounts of Fund Value. Such transfers can disrupt the orderly management of the portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds, and the managements of the Funds share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple Owners, we may not honor such transfers. We will notify you in writing if we do not process a transfer request. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they have been submitted. These procedures will not, however, prevent Owners from making their own transfer requests.

                                DEATH BENEFITS

As long as your Policy is in effect and before the maturity date, we will pay the Death Benefit proceeds upon receipt at our Operations Center of satisfactory proof of the Insured's death. We may postpone payment of the death benefit under certain conditions. See "Payments and Telephone Transactions." We will pay the proceeds to the Beneficiary.

Amount of Death Benefit Proceeds Payable

The amount of Death Benefit proceeds payable equals:

  1.the Policy's Death Benefit; plus

  2.any insurance proceeds provided by rider; less

  3.any Outstanding Debt, and if the death of the Insured occurs during any period for which a Monthly Deduction has not been made, any Monthly Deduction that may apply to that period, including the deduction for the month of death.

Under certain circumstances, we may further adjust the amount of the Death Benefit proceeds payable. See "Incontestability," and "Misstatement of Age or Sex," and "Suicide Exclusion."

Death Benefit Options

When you apply for the Policy, you have to make three choices to make about your Death Benefit. First, you must select the death benefit compliance test; second, you must tell us how much life insurance you want on the Insured; and finally, you must select a Death Benefit option.

The Policy must satisfy alternative death benefit compliance tests to qualify as life insurance under section 7702 of the Code: the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test. Each test effectively requires that the Policy's Death Benefit, plus any outstanding loans and accrued interest thereon, and any unpaid Monthly Deductions, always be equal to or greater than the Fund Value multiplied by a certain death benefit percentage. Under the Cash Value Accumulation test, the death benefit percentages vary by Insured's attained age, gender and smoking status and in general, will not limit the amount you can pay into the Policy; under the Guideline Premium/Cash Value Corridor Test, the death benefit percentages vary by the Insured's attained age, and will limit the amount you pay into the Policy. Your minimum Death Benefit will generally be larger should you select the Cash Value Accumulation Test, while your Fund Value will generally be greater in the long term under the Guideline Premium/Cash Value Corridor Test because your amount at risk will be lower which may result in lower cost of insurance charges in later Policy Years. In most situations, the Death Benefit that results from the Cash Value Accumulation Test will be more than the Death Benefit that results from the Guideline Premium/Cash Value Corridor Test. However, under the Guideline Premium/Cash Value Corridor Test, the premiums you pay into the Policy will be limited. Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is enough Death Benefit in relation to Fund Value at all times. Once you choose the test, you cannot change it.

You also must tell us how much life insurance coverage you want on the life of the Insured. We call this the Specified Amount. The minimum Specified Amount is $50,000.

Finally, you tell us whether you want Death Benefit Option 1 or Death Benefit Option 2. If you prefer to have premium payments and any favorable investment performance reflected partly in the form of an increasing Death Benefit, you should consider choosing Death Benefit Option 2. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and any favorable investment performance reflected to the maximum extent in Fund Value (thus reducing the cost of insurance charges) you should consider choosing Death Benefit Option 1. If you do not select a Death Benefit Option, we will assume you selected Death Benefit Option 2. Subject to certain restrictions, you may change your Death Benefit Option, see below.

Under Death Benefit Option 1, your Death Benefit will be the greater of:

  a.the Specified Amount in effect on the date of the Insured's death; or

  b.Fund Value on the date of the Insured's death multiplied by a death benefit percentage.

Under Death Benefit Option 2, your Death Benefit will be the greater of:

  a.the Specified Amount in effect on the date of the Insured's death, plus
    Fund Value on the date of the Insured's Death; or

  b.Fund Value on the date of the Insured's death multiplied by a death benefit percentage.

The death benefit percentage will vary by the definition of life insurance you selected. A table showing the death benefit percentages is in your Policy.

Examples of Options 1 and 2

The following examples demonstrate how we calculate the Death Benefit under Options 1 and 2. The examples show two Policies with the same Specified Amount, but Fund Values that vary as shown. We assume that the Insured is age 65 at the time of death and that there is no Outstanding Debt. We also assume that the date of death was on a Monthly Anniversary Day. Policy 1 shows what your Death Benefit would be for a Policy with low Fund Value. Policy 2 shows what your Death Benefit would be for a Policy with a higher Fund Value.

                                                             Policy 1 Policy 2
                                                             -------- --------
Specified Amount............................................ $100,000 $100,000
Fund Value on Date of Death................................. $ 35,000 $ 85,000
Death Benefit Percentage....................................     120%     120%
Death Benefit under Option 1................................ $100,000 $102,000
Death Benefit under Option 2................................ $135,000 $185,000

Changes in Death Benefit Options

You may change the Death Benefit option under your Policy by writing us at our Operations Center. If you change from Death Benefit Option 1 to Death Benefit Option 2, you must provide us with satisfactory evidence of insurability. We do not require evidence of insurability if you change from Death Benefit Option 2 to Death Benefit Option 1. The effective date of a change requested between monthly anniversaries will be the next Monthly Anniversary Day after we accept the change.

If you change from Death Benefit Option 1 to Death Benefit Option 2, we will reduce your Policy's Specified Amount by the amount of the Policy's Fund Value at the date of the change.

We will not permit you to change from Death Benefit Option 1 to Death Benefit Option 2 if the change would result in a new Specified Amount of less than $100,000.

If you change from Death Benefit Option 2 to Death Benefit Option 1, we will increase the Specified Amount of your Policy by the amount of the Policy's Fund Value at the date of the change. The change to Death Benefit Option 1 will generally reduce the Death Benefit payable in the future.

We will automatically change your Death Benefit option to Death Benefit Option 2 if the Insured becomes disabled and the Waiver of Monthly Deduction Benefit rider is in effect. Additional information about the riders available under the Policy is available from your agent.

A change in the Death Benefit option may affect the monthly cost of insurance charge since this charge varies with the amount at risk. Generally, the amount at risk is the amount by which the Death Benefit exceeds Fund Value. See "Deductions from Fund Value - The Monthly Deduction." If the Policy's Death Benefit is not based on the death benefit percentage under Death Benefit Option 1 or Death Benefit Option 2, changing from Option 2 to Option 1 will generally decrease the amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Death Benefit Option 1 to Death Benefit Option 2 will generally result in an amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time because the cost of insurance rates increase with the Insured's age.

Changing the Specified Amount

You may change the Specified Amount under your Policy subject to the conditions described below.

Increasing the Specified Amount will generally increase your Policy's Death Benefit. Decreasing the Specified Amount will generally decrease your Policy's Death Benefit. The amount of change in the Death Benefit depends on (1) the Death Benefit option chosen, and (2) whether the Death Benefit under the Policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of Policy values. For example, an increase in Specified Amount may increase the amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the amount at risk, which may decrease your cost of insurance over time. We offer a term life insurance rider. Depending on your circumstances, it may be more cost effective for you to purchase this rider rather than increasing your Specified Amount.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Specified Amount may have other tax consequences. You should consult a tax adviser before changing the Specified Amount.

Increases

.. You may increase the Specified Amount by submitting a written application and evidence of insurability to us at our Operations Center. The increase will take effect on the Monthly Anniversary Day that falls on, or next follows, the date we approve it.

..  You can only increase the Specified Amount until the Insured's age 85.

..  Your cost of insurance charges will increase.

.. The increase will create a new "coverage segment." There will be a surrender charge associated with this coverage segment. We will allocate Fund Value after the increase first to the original coverage segment, and then to each coverage segment in order of the increases.

.. Your Minimum Monthly Premium will increase, and we will make this adjustment prospectively to reflect the increase.

.. If the Specified Amount is increased when a premium payment is received, we will process the increase before we process the premium payment.

Decreases

.. You may decrease the Specified Amount (or the amount of term insurance added by rider) by submitting a written application to us at our Operations
   Center. The decrease will take effect on the Monthly Anniversary Day that falls on, or next follows, the date we approve it.

..  You may not decrease the Specified Amount below $100,000.

.. We will apply any decrease in your Specified Amount (whether requested by you or resulting from a partial surrender or a Death Benefit option change):

  1.to reduce the coverage segments of Specified Amount associated with the most recent increases in Specified Amount; then

  2.to the next most recent increases successively; and last

  3.to the original Specified Amount.

.. Your Minimum Monthly Premium will not be adjusted for the decrease in the Specified Amount.

.. If the Specified Amount is decreased when a premium payment is received, we will process the decrease before we process the premium payment.

..  Rider coverages may be affected by a decrease in Specified Amount.

.. We will reject a decrease in Specified Amount, if, to effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Cash Value of your Policy.

If a requested change is not approved, we will send you a written notice of our decision.

                       OTHER OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, you may elect to add one or more optional insurance benefits when you apply for your Policy. These other optional benefits are added to your Policy by an addendum called a rider. As applicable, a charge is deducted monthly from the Fund Value for each optional benefit added to your policy. You can cancel these benefits at any time. Certain restrictions may apply, and are described in the applicable rider. In addition, adding or canceling these benefits may have an effect on your Policy's status as a modified endowment contract.

The following riders are available under the Policy:

Term Life Term Rider

The Term Life Term Rider provides additional death benefits on the life of the Insured until the Insured reaches age 80. The minimum amount of coverage is $25,000. You may convert the rider coverage without evidence of insurability to any level premium, level face amount permanent policy of insurance offered by the Company. The conversion must occur before the Insured's age 65 or 5 years from the issue of the rider, whichever is later.

Spouse's Yearly Renewable Term Rider

This rider provides for term insurance benefits on the life of the Insured's spouse, to the spouse's age 80.

Purchase Option Rider

This rider provides the option to purchase additional coverage as specified in the rider at specific ages or after specific events without providing additional evidence that the Insured remains insurable.

Waiver of Monthly Deduction Rider

This rider provides for the waiver of certain charges while the Insured has a covered disability and the Policy is in effect. While the Insured is disabled, no deductions are made for (1) monthly administrative charges, (2) Per $1,000 Specified Amount charges, (3) cost of insurance charges, and rider charges.

Children's Term Life Insurance Rider

This rider provides term insurance coverage on the lives of the children of the Insured under age 18. The coverage continues to the policy anniversary after the child's 22nd birthday.

Contact our Operations Center or your agent for additional information about the riders.

                             BENEFITS AT MATURITY

The maturity date for this Policy is the policy anniversary following the Insured's 100th birthday. If the Insured is living on the maturity date, we will pay to you, as an endowment benefit, the Cash Value of the Policy. We will not accept premiums, nor will we take Monthly Deductions, after the maturity date.

                       SURRENDERS AND PARTIAL SURRENDERS

Surrenders

You may cancel and surrender your Policy at any time before the Insured dies by sending a written request together with the Policy to our Operations Center. Your Policy will terminate at end of the Business Day we receive your request.

The amount you will receive will be your Policy's Fund Value less (1) any surrender charge, and (2) any Outstanding Debt. Unless you select an optional payment plan, we will pay any proceeds in a lump sum.

A surrender may have adverse tax consequences. See "Tax Considerations."

Partial Surrenders

Until the maturity date, you may make a partial surrender at any time from your Policy by writing us at our Operations Center. We will process your partial surrender request at the end of the Business Day we receive your request.

Your partial surrender must be for at least $500 (plus its fee). We will not allow a partial surrender if your Fund Value after the partial surrender (including the partial surrender fee) would be less than $500 or would result in a Specified Amount in force of less than $100,000. If you have taken a loan on your Policy, the amount of the partial surrender is limited so that the loan amount, after the partial surrender, is not greater than 90% of Cash Value.

You must allocate an amount or percent of your Fund Value in the Subaccounts and the Guaranteed Interest Account from which we are to take your partial surrender. Allocations by percentages must be in whole percentages and the minimum percentage is 10% against any Subaccount or the Guaranteed Interest Account. Percentages must total 100%. We will reject an allocation which does not comply with the rules or if there is not enough Fund Value in a Subaccount or the Guaranteed Interest Account to provide its share of the allocation. If the Insured dies after the request for a partial surrender is sent to us and before it is effected, the amount of the partial surrender will be deducted from the Death Benefit proceeds. We will determine the Death Benefit proceeds taking into account the amount surrendered.

Effect of Partial Surrenders on Fund Value and Death Benefit Proceeds

When you make a partial surrender and you selected Death Benefit Option 1, we decrease the Specified Amount of your Policy by the amount of the partial surrender (excluding its fee). If you selected Death Benefit Option 2, a partial surrender will not change the Specified Amount of your Policy. However, if the Death Benefit is not equal to the Fund Value times a death benefit percentage, we will reduce the Death Benefit by the amount of the partial surrender. Under either Death Benefit Option, if the Death Benefit is based on the Fund Value times the applicable death benefit percentage, the Death Benefit may decrease by an amount greater than the partial surrender.

There is a fee for each partial surrender of $10. Partial surrenders may have adverse tax consequences. See "Tax Considerations."

                                     LOANS

You may borrow up to 90% of your Cash Value at any time by writing us at our Operations Center. (If you request a loan on a Monthly Anniversary Day, the maximum loan is reduced by the Monthly Deduction due on that day.) Your Policy is the only security for the loan. A loan may have tax consequences. You should consult your tax adviser before borrowing from your Policy.

To secure a loan, we transfer an amount equal to the loan proceeds from Fund Value in the Variable Account and the Guaranteed Interest Account to our Loan Account. You tell us from where we are to transfer this Fund Value. You can specify loan allocations by amount or percentages. Allocations by percentage must be in whole percentages and the minimum percentage is 10% against any Subaccount or the Guaranteed Interest Account. If you do not specify an allocation, or if we cannot process your loan allocations because they do not comply with our rules or there is not enough Fund Value in a Subaccount and/or the Guaranteed Interest Account to comply with your request, we will reject your request for a loan. We pay interest monthly on amounts allocated to our Loan Account at an annual rate not less than 4.5%. We may pay excess interest in our sole discretion. We will allocate amounts in the Loan Account that exceed your Outstanding Debt to the Variable Account and/or Guaranteed Interest Account as we determine.

We normally pay the amount of the loan within seven calendar days after we receive a proper request for a loan at our Operations Center. We may postpone payment of loan under certain conditions. See "Payments and Telephone Transactions."

We charge interest on a loan. Loan interest is payable in arrears on each policy anniversary, and varies by the number of years since we issued your Policy. The interest you must pay on the loan is as follows:

                 ---------------------------------------------
                 Policy Year  Interest Due (at an annual rate)
                 ---------------------------------------------
                 1 through 10               5.25%
                 ---------------------------------------------
                 11 and after               4.75%
                 ---------------------------------------------

If you do not pay the interest when due, it will become part of the loan and accrue interest accordingly. To secure this "new" loan, we will deduct amounts from the Fund Value of each Subaccount and/or the Guaranteed Interest Account in the same proportion that each bears to total Fund Value on the policy anniversary.

You may repay all or part of the Outstanding Debt (i.e., your loan amount plus interest on the loan) at any time by sending the repayment to our Operations Center. We will credit repayments on the Business Day that we receive them. You must clearly mark a repayment as a loan repayment or it will be credited as a premium. If a loan repayment is made which exceeds the Outstanding Debt, we will consider the excess to be part of a scheduled premium payment, and the payment will be subject to the rules on acceptance of premium payments.

Upon each loan repayment, we will transfer an amount equal to the loan repayment from the Loan Account to the Variable Account and/or Guaranteed Interest Account according to your current premium allocation instructions.

We deduct any Outstanding Debt from your Cash Value and the Death Benefit proceeds payable on the Insured's death.

Effects of Policy Loans

A loan affects the Policy because we reduce Death Benefit proceeds and Cash Value under the Policy by the amount of Outstanding Debt. Repaying the loan causes the Death Benefit proceeds and Fund Value to increase by the amount of the repayment. As long as there is Outstanding Debt, we will hold an amount in the Loan Account equal to the loan amount as collateral. This amount is not affected by the Variable Account's investment performance or interest we credit on amounts allocated to the Guaranteed Interest Account. Amounts transferred from the Variable Account as collateral will affect the Fund Value of your Policy because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Variable Account.

There are risks involved in taking a loan, a few of which include the potential for your Policy to terminate if, after your third policy anniversary (or, in some instances, the third anniversary following an increase in Specified Amount), projected earnings taking into account Outstanding Debt are not achieved. A loan may have adverse tax consequences. See "Tax Considerations."

We will notify you if your Policy is in risk of termination and has entered a 61-day grace period. See "Termination."

                                  TERMINATION

General

Your Policy will remain in effect as long as:

  1.it has a Cash Value greater than zero; and

  2.you make any required additional premium payments during the 61-day grace period.

If your Policy does not meet the conditions specified above, it will be in default. In that case, we will mail you a notice of insufficient premium that will inform you of the premium you must pay to keep your Policy in effect. You must pay this premium amount within the 61-day grace period from the date we send notice to you. If you do not pay the required premium, your Policy will end.

As discussed below, we have special rules relating to termination during the first three Policy Years and for three Policy Years following an increase in Specified Amount if that increase became effective during the first three Policy Years.

Special Rules for First Three Policy Years

During the first three Policy Years (or the first three Policy Years following an increase in Specified Amount during that period), we guarantee that your Policy will not lapse if, on each Monthly Anniversary Day, either:

 .  Your Policy's Cash Value is greater than zero; or

 . The sum of the premiums paid minus all partial surrenders (excluding related fees), minus any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your Policy has been in effect (or number of months from the most recent increase in Specified Amount). We refer to this as the minimum monthly premium test.

Your Policy may be at risk of termination if:

 .  The insufficiency occurs at after the first three Policy Years; or

 . The minimum monthly premium test has not been met during the first three Policy Years (as described above).

Amounts You Must Pay to Keep Your Policy in Effect

If you receive a notice of insufficient premium, you must pay the amount stated in the notice to keep your Policy in effect. In general, the amount you must pay will vary based on the Policy Year of your Policy.

During the first three Policy Years (or within three years of an increase in Specified Amount during that period), you must pay:

  1.any unpaid Minimum Monthly Premium; plus

  2.one succeeding Minimum Monthly Premium.

After the third policy anniversary (or after three years from the most recent increase in Specified Amount during that period), you must pay:

  1.any unpaid Monthly Deduction; plus

  2.an amount equal to two succeeding Monthly Deductions (plus the amount of the deductions from premiums for various taxes and the sales charge).

Your Policy Will Remain in Effect During the Grace Period

Your Policy will remain in effect through the grace period. This means that if the Insured should die during the grace period, a Death Benefit would still be payable, although we generally would reduce the Death Benefit proceeds by the unpaid Monthly Deduction as well as the Monthly Deduction for the month of death and by the amount of any Outstanding Debt. If you do not pay the required premium before the grace period ends, your Policy will terminate. It will have no value and no benefits will be payable. However, you may reinstate your Policy within certain circumstances.

Reinstatement

If you have not surrendered your Policy and it is before the maturity date, you may reinstate your Policy within five years after the Monthly Anniversary Day that falls at the beginning of the grace period. To reinstate your Policy, you must provide us the following four items:

  1.a written application received at our Operations Center within five years of the end of the grace period;

  2.satisfactory evidence to us of the insurability of the Insured;

  3.payment of a premium large enough to cover:

     a. the balance we told you in the notice of insufficient premium that was necessary to keep your Policy in effect; and

     b. an amount sufficient to keep your Policy in force for at least one month from the reinstatement date; and

  4.payment or reinstatement of any Outstanding Debt you owe us on the Policy, plus payment of interest on any reinstated Debt from the beginning of the grace period to the end of the grace period at the rate which applies to policy loans on the date of reinstatement. For Policies issued after January 6, 2003, this is an annual rate of 5.25% for Policy Years 1-10 and 4.75% for Policy Years 11 and after.

We will reinstate any surrender charge that would have been outstanding on the date of reinstatement had the Policy remained in force.

Your Fund Value on the date of reinstatement will be based on the reinstated surrender charge, the net premium paid, the reinstated Outstanding Debt, and any Monthly Deduction due on the reinstatement date. Should we reinstate your Policy, your Policy will be reinstated on the Monthly Anniversary Day that falls on, or immediately precedes, the date we approved your application for reinstatement. At that time, we will allocate Fund Value minus Outstanding Debt (if applicable) among the Subaccounts and the Guaranteed Interest Account according to your most recent scheduled premium payment allocation instructions.

                      PAYMENTS AND TELEPHONE TRANSACTIONS

You may send your written request for payment or transfer request to our Operations Center or give it to one of our authorized agents. We will ordinarily pay any Death Benefit proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Operations Center of all the documents required for such a payment.

Other than the Death Benefit proceeds, which we determine as of the date the Insured's death, the amount we pay or transfer, as appropriate, is as of the end of the Business Day during which our Operations Center receives all required documents. We may pay your surrender proceeds or Death Benefit proceeds as a lump sum or under one of the settlement options available under the Policy. Contact our your agent or our Operations Center for more information regarding the settlement options.

Any Death Benefit proceeds that we pay in one lump sum will include interest from the date of death to the date of payment. The interest we pay will be at a rate determined by the state where we delivered your Policy.

We may delay making a payment or processing a transfer request if:

 . the New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC;

 . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

 .  for such other periods as the SEC by order may permit.

We may also defer making payments attributable to a check that has not cleared the bank on which it is drawn. We reserve the right to defer payments from the Guaranteed Interest Account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Telephone Transactions

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone if you have completed and signed a telephone transfer authorization form, and we have received that form at our Operations Center. You may elect these privileges when you apply for the Policy. We may record all or part of any telephone conversation with respect to transfer and allocation instructions. We will process your telephone instructions as of the end of the Business Day that we receive them, subject to the limitations stated in this prospectus. We will only accept telephone transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions. If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone instructions if such instructions prove to be fraudulent. A copy of the guidelines and the Company's form for electing telephone transfer privileges is available from your agent or by calling 1-800-487-6669.

Please note that our telephone system may not always be available. Any telephone system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If your are experiencing problems, you may make your transaction request by writing our Operations Center.

                            CHARGES AND DEDUCTIONS

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the Policies. We incur certain costs and expenses for the distribution and administration of the Policies and for providing the benefits payable thereunder.

Services and benefits we provide:

 .  the Death Benefit, surrender benefit and loan benefit under the Policy;

 .  investment options, including premium allocations;

 .  administration of elective benefits; and

 .  the distribution of reports to Owners.

Costs and expenses we incur:

 .  processing applications for and issuing the Policies;

 .  maintaining records;

 .  administering settlement options;

 . furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

 .  reconciling and depositing cash receipts;

 . those associated with underwriting applications and increases in Specified Amount;

 . sales and marketing expense, including compensation paid in connection with the sales of the Policies;

 .  providing toll-free inquiry services;

 . other costs of doing business, such as federal, state and local premium taxes and other taxes and fees.

The risks we assume include:

 . that the Insured may live for a shorter period of time than estimated, resulting in the payment of greater Death Benefits than expected; and

 . that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, surrender charges we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Deductions From Premium Payments

We deduct a sales charge and a tax charge from each premium payment before we apply that payment to your Fund Value. The sales charge is a percentage of each premium paid and varies based on the total of the Specified Amount plus the Term Life Term Insurance Rider amount in effect. The amount of the sales charge is as follows:

-------------------------------------------------------------------------------
                Insurance Amount                          Policy Year
-------------------------------------------------------------------------------
Specified Amount in force of less than $ 500,000 4% Policy Years 1-10
                                                 1% Policy Years 11 and later
-------------------------------------------------------------------------------
Specified Amount in force of $500,000 or more    2% Policy Years 1-10
                                                 0.5% Policy Years 11 and later
-------------------------------------------------------------------------------

We also deduct a tax charge for state and local premium taxes and for federal tax on deferred acquisition costs. The state and local premium tax charge is currently 0.8% of your premium payment (this corresponds to the premium tax charged in New York). The federal tax charge for deferred acquisition costs of the Company is currently 1.25% of your premium payment, and is used to cover our estimated cost for federal income tax treatment of deferred acquisition costs. We will not deduct the federal tax deferred acquisition cost charge where the premiums received from you are not subject to this tax. We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

Deductions from the Variable Account

We deduct a daily maximum mortality and expense risk charge of 0.001781% from each Subaccount. This corresponds to a maximum annual rate of .65% of net assets. We do not assess this charge against assets in the Guaranteed Interest Account or in the Loan Account. The mortality and expense risk charge is part of the net investment factor calculation we make. See "How Your Fund Value Varies."

The mortality and expense risk charge compensates us for assuming mortality and expense risks under the Policies. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the Policy will not be enough to meet our actual claims. The expense risk we assume is that other expenses incurred in issuing and administering the Policies and operating the Variable Account will be greater than the amount estimated when setting the charges for these expenses.

Deductions from Fund Value - The Monthly Deduction

We take a Monthly Deduction from the Fund Value on the Policy Date and on each Monthly Anniversary Day. We will make the deduction by canceling Units in each Subaccount and withdrawing amounts from the Subaccount. We will take the Monthly Deduction on a pro-rata basis from the Subaccounts and the Guaranteed Interest Account (i.e., in the same proportion that the value in each Subaccount and the Guaranteed Interest Account bears to the sum of all Subaccounts and the Guaranteed Interest Account on the Monthly Anniversary
Day). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction equals:

 .  the cost of insurance charge for the Policy; plus

 .  the administrative charge; plus

 .  the Per $1,000 Specified Amount charge; plus

 .  the charges for any optional insurance benefits.

Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for insuring the Death Benefit (i.e., the anticipated cost of paying a death benefit that exceeds your Fund Value). Depending on a number of factors (such as gender, age, risk class, and policy duration), the cost of insurance charge may vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. To determine your cost of insurance charge on a Monthly Anniversary Day, we multiply the cost of insurance rate at the Insured's attained age by the amount at risk and divide that amount by 1,000.

The amount at risk depends in part on the Death Benefit Option that you selected and your Policy's Fund Value on the Monthly Anniversary Day. Other factors that affect the amount at risk include investment performance, payment of premiums, and charges to the policy. If you Elected death Benefit Option 1, your amount at risk on a Monthly Anniversary Day is the difference between 1 and 2 where:

 1. is the Death Benefit that would have been payable in the event of the death of the Insured on that Monthly Anniversary Day divided by 1.003675; and

 2. is the Fund Value on that Monthly Anniversary Day before we assess the Monthly Deduction.

If you elected Death Benefit Option 2, your amount at risk on a Monthly Anniversary Day is equal to the sum of 1 and 2 where:

 1. your Specified Amount in force; and

 2. the excess between the Death Benefit payable on that Monthly Anniversary Day, less Fund Value on that Day, less the Specified Amount in force.

The cost of insurance rate for the Insured is based on age, gender, and risk class. We currently place Insureds into the following risk classes when we issue the Policy: Preferred Nonsmoker, Preferred Smoker, Standard Nonsmoker, Standard Smoker, or Special Class. The original risk class applies to the initial Specified Amount. The cost of insurance rate generally increases with the age of the Insured.

We calculate the insurance rate separately for the initial Specified Amount and for any increase in Specified Amount. A different risk class may apply to any increase, based on the Insured's circumstances at the time of the increase in Specified Amount.

We may change the insurance rates from time to time at our sole discretion, but we guarantee that the insurance rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the 1980 Commissioners' Standard Ordinary Mortality Tables. The maximum insurance rates are based on the Insured's age last birthday at the start of the Policy Year. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose Policies have been in effect for the same length of time.

Our insurance rates distinguish between women and men. We offer Policies based on unisex mortality tables if required by law.

Administrative Charge. We deduct a $5.00 charge each month to compensate us for administrative expenses.

Per $1,000 Specified Amount Charge. We deduct this charge during the first 10 Policy Years and for 10 Policy Years following an increase in Specified Amount. This charge is made per $1,000 of Specified Amount based on the Insured's age on the Policy Date (or date of the increase), gender, and smoking status. We show the maximum amount of these charges in the "Fee Table" section of this Prospectus.

Optional Insurance Benefits Charge. We charge you each month for the optional insurance benefits you added to your Policy by rider. We state these charges in the Fee Table and your rider. We describe the charges for the Term Life Term Rider and the Purchase Option Rider.

The charge for the Term Life Term Rider is deducted on the date the rider is issued and on each Monthly Anniversary Day. The charge for the Term Life Term Rider, which is based on the cost of insurance charges and on the Insured's age, sex, risk class and the number of years after the rider is issued, has a guaranteed maximum range of $0.08 to $10.45 per $1,000 of term insurance purchased. The guaranteed maximum charge for the Purchase Option Rider is deducted on the date the rider is issued and on each Monthly Anniversary Day until the Policy anniversary that follows the Insured's 49th birthday. This charge varies based on the Insured's age, and ranges from $0.05 to $0.36 per $1,000 of purchase option insurance.

Transaction Charges

Surrender Charge. We assess a surrender charge against Fund Value upon a full surrender of the Policy to reimburse us for the costs of selling the Policies. We base the surrender charge on a factor per $1,000 of initial Specified Amount (or upon an increase in Specified Amount); this factor grades from 80% to zero over 15 years based on a schedule. The factors per $1,000 vary by issue age, gender, and risk class. The grading percentages (as shown below) vary based on issue age and number of full years since we issued the Policy (or since we increased the Specified Amount).

                  Applicable           Applicable           Applicable           Applicable
             Percentage for Issue Percentage for Issue Percentage for Issue Percentage for Issue
Policy Years      Ages 0-38            Ages 39-62           Ages 63-75           Ages 76-85
------------ -------------------- -------------------- -------------------- --------------------
     1                75%                  75%                  75%                  80%
     2                75                   75                   70                   80
     3                75                   70                   67                   70
     4                75                   65                   63                   60
     5                75                   60                   60                   50
     6                75                   55                   55                   40
     7                75                   50                   50                   30
     8                70                   45                   45                   20
     9                60                   40                   40                    0
    10                50                   35                   35                    0
    11                40                   30                   30                    0
    12                30                   20                   20                    0
    13                20                   10                   10                    0
    14                10                    5                    5                    0
    15+                0                    0                    0                    0

Example: If a male Insured age 35 purchases a Policy with a Specified Amount of $100,000, the per $1,000 of initial Specified Amount surrender charge factor would be $7.25 (Preferred, nonsmoker). The maximum surrender charge during the first seven Policy Years would be 75% of (100 x 7.25) or $543.75.

The surrender charge per $1,000 of initial Specified Amount factor would be $64.00 based upon the assumptions described above and if the Policy were purchased by a male insured age 85, standard smoker.

We do not assess a surrender charge for partial surrenders. We do, however, assess a partial surrender fee on each partial surrender.

Partial Surrender Fee. We deduct a partial surrender fee of $10 on each partial surrender you make. We allocate the fee between your remaining Fund Value in the Subaccounts and in the Guaranteed Interest Account on a pro-rata basis, based on the allocation percentages you specified for the partial surrender.

Transfer Charge. We reserve the right to assess a $25 transfer charge for each transfer you make after the 12th transfer in any Policy Year.

Other Charges. We may charge the Subaccounts for federal income taxes that we incur and are attributable to the Variable Account. No such charge is currently assessed.

                              TAX CONSIDERATIONS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policy should satisfy the applicable requirements. There is insufficient guidance with respect to policies issued on a rated basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts could be considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners can be currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been sufficiently addressed in published rulings. While we believe that the policies do not give policy owners investment control over MONY America Variable Account L assets, we reserve the right to modify the policies as necessary to help prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

In addition, the Code requires that the investments of MONY America Variable Account L be "adequately diversified" in order for the policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but "Modified Endowment Contract" status generally depends on the amount of premiums paid during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

  1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner's investment in the policy only after all gain in the Policy has been distributed.

  2)Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

  3)A 10 percent additional penalty tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans after the tenth policy year are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional penalty tax.

Investment in the Policy. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the Outstanding Debt will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year can be treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the insured's 100th year.

Pension and Profit Sharing Plans. A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the policy pursuant to a qualified retirement plan should consult with their own tax advisors.

Business Uses of Policy. Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Split-Dollar Arrangements. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Other Tax Considerations. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the policy.

Our Income Taxes

Currently we do not deduct a charge from the Variable Account for federal income taxes. We reserve the right to charge MONY Variable Account L for any future federal income taxes we may incur.

Under current laws, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                           OTHER POLICY INFORMATION

Exchange Privilege

During the first 24 months following the Policy Date, you may exchange your Policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the Subaccounts of the Variable Account is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed

Interest Account. This serves as an exchange of your Policy for the equivalent of a flexible premium universal life policy. No charge is imposed on the transfer when you exercise the exchange privilege.

Paid-Up Insurance

You may change to guaranteed paid-up insurance on a Policy anniversary. At that time, the Specified Amount will be reduced to an amount that the Cash Value will maintain in effect until the maturity date when applied as a net single premium. However, the maximum amount of Cash Value applied will not be greater than necessary to provide an amount at risk equal to the amount at risk immediately before this option becomes effective. We will refund to you any Cash Value in excess of the amount we applied.

Assignment

You may assign any interest in your Policy to another person. You must send written notice of the assignment to us at our Operations Center. The assignment will take effect once we have recorded the assignment. We may rely solely on the statement of the assignee as to the amount of his or her interest. All assignments will be subject to Outstanding Debt. Please see your Policy for more information.

Settlement Options

We offer several settlement options as alternatives to the payment of Death Benefit proceeds or Cash Value in a lump sum.

In selecting a settlement option: (1) the proceeds applied must be at least $1,000; and (2) the payee cannot be a corporation, association, or fiduciary. We will make payments under a settlement option monthly unless you or the payee request that we make the payments quarterly, semiannually or annually. If payments of the chosen frequency would be less than $25 each, we may use a less frequent payment basis.

You, while the Insured is living, or your payee (not more than one month after the proceeds become payable) may select a settlement option by writing us at our Operations Center. Please see your Policy for more information about the settlement options.

Misstatement of Age or Sex

If you misstated the Insured's age or sex in your application, we will adjust the Death Benefit proceeds.

Suicide Exclusion

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date or reinstatement date, we will limit the Death Benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an Insured dies by suicide, while sane or insane, within two years of the effective date of any increase in the Specified Amount, the amount payable with respect to that increase will be limited to the cost of insurance charges you paid with respect to such increase.

Incontestability

The Policy limits our right to contest the Policy as issued or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force during the Insured's lifetime for a minimum period, generally for two years from the Policy Date, or effective date of the increase in Specified Amount.

Other Changes to Your Policy

At any time, we may make such changes in the Policy as are necessary:

 . to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

 . to make the Policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

 . to reflect a change in the operation of the Variable Account, if allowed by the Policy.

Only one of our executive officers has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. An executive officer of the Company must sign all endorsements, amendments, or riders to be valid.

                            ADDITIONAL INFORMATION

Sale of the Policies

We have entered into a distribution agreement with MONY Securities Corporation ("MSC"), a wholly owned subsidiary of MONY Life Insurance Company, to act as principal underwriter and for the distribution and sale of the Policies. MSC is registered as a broker dealer under the Securities Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Policies are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The Policies may also be sold through other broker-dealers authorized by MSC and applicable law to do so.

MSC offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business. More information about MSC and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

Compensation payable to MSC's sales representatives for the sale of the Policies will be based upon the following schedule. After issue of the Policy, commissions will equal at most 50% of premiums paid up to a maximum amount. Thereafter, commissions will equal at most 3.8% of any additional premiums plus, beginning in the second Policy Year on each succeeding quarterly anniversary for so long as the policy shall remain in effect, an annualized rate of 0.25% of the Fund Value of the Policy. Upon any subsequent increase in Specified Amount, commissions will equal at most 50% of premiums paid on or after the increase up to a maximum amount. Thereafter, commissions will return to no more than the 3.8% level. Further, registered representatives may be eligible to receive certain bonuses and other benefits based on the amount of earned commissions.

In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by the Company, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. The Company makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

MSC will receive 12b-1 fees from certain of the Funds as compensation for providing certain distribution and shareholder support services.

MSC may enter into selling agreements with other broker dealers that are members of the NASD and whose representatives are authorized by applicable law to sell variable life insurance policies. Commissions paid to these broker dealers for their representatives will not exceed the commissions described above. The selling agreement does not restrict these broker dealers from retaining a portion of commissions.

We intend to recapture commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

Other Information

We filed a registration statement with the SEC under the Securities Act of 1933, as amended, for the Policies being offered here. This prospectus does not include all of the information set forth in the registration statement (including the Statement of Additional Information), its amendments, and exhibits. Statements in this prospectus about the content of the Policies and other legal instruments are summaries. For the complete text of those Policies and instruments, please refer to those documents as filed with the SEC. You may obtain these documents from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees, or by assessing the SEC's website at http//www.sec.gov.

Legal Proceedings

The Company, like all other companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or the Variable Account.

                             POLICY ILLUSTRATIONS

Upon request, the Company will send you an illustration of future benefits under the Policy based on both guaranteed and current cost assumptions. You should obtain a personalized illustration before purchasing a Policy.

                            PERFORMANCE INFORMATION

We may advertise the performance of the MONY Variable Account L Subaccounts. We will also report performance to Owners and may make performance information available to prospective purchasers. In addition, we may advertise performance of the underlying portfolios of the corresponding MONY Variable Account L Subaccounts.

Performance information may show the change in an Owner's Fund Value in one or more Subaccounts, or as a change in an Owner's death benefit. Performance information may be expressed as a change in an Owner's Fund Value over time or in terms of the average annual compounded rate of return on the Owner's Fund Value. Such performance is based upon a hypothetical policy in which premiums have been allocated to a particular Subaccount over certain periods of time that will include one, five and ten years, or from the commencement of operation of the Subaccount if less than one, five, or ten years. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming surrender at the end of the particular period. However, other quotations may simultaneously be given that do not assume surrender and do not take into account any deduction of charges imposed by the Policy.

Performance information for the Variable Account may be compared in advertisements, sales literature, and reports to Owners to:

  1.Other variable life separate accounts or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria, and

  2.The Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a policy.

Reports and promotional literature may also contain the Company's rating or a rating of the Company's claim paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Performance information for any Subaccount reflects only the performance of a hypothetical Policy whose Cash Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolios of the Funds in which MONY Variable Account L invests. The market conditions during the given period of time should not be considered as a representation of what may be achieved in the future.

We may also use non-standard performance in cases where we add new Subaccounts which purchase shares of underlying Funds in existence prior to the formation of such Subaccounts. In such cases we will use the historical performance of the Fund with the current expenses of the applicable Subaccount under the Policy.

                             FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the SAI. You should distinguish the financial statements of the Company included in this prospectus from the financial statements of the Variable Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. You should not consider the financial statements of the Company as affecting the investment performance of the assets held in the Variable Account.

                                   GLOSSARY

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Beneficiary - the person or entity you designate to receive the death benefit payable at the death of the Insured.

Business Day - is any day the New York Stock Exchange is open for regular trading or on any other day there is enough trading to change the Unit value of the Subaccount. Our Business Day ends at 4:00 pm Eastern time.

Cash Value - the Fund Value of the Policy less any surrender charge and any Outstanding Debt.

Fund - any open-end management investment company in which the Variable Account invests.

Fund Value - the total amount under the Policy in each Subaccount, the Guaranteed Interest Account, and the Loan Account.

General Account - assets of the Company other than those allocated to the Variable Account or any of our other separate accounts.

Guaranteed Interest Account - is a fixed account that is part of our General Account.

Insured - the person on whose life we base this Policy.

Loan Account - an account to which we transfer amounts from the Subaccounts of the Variable Account and the Guaranteed Interest Account to use as collateral for any Policy loan that you request. The Loan Account is part of the Company's General Account.

Maturity Age - the policy anniversary following the Insured's 100th birthday. The maturity date is the date the Policy reaches the Maturity Age.

Monthly Anniversary Day - the first Business Day of each policy month.

Monthly Deduction - a deduction we take on each Monthly Anniversary Day that consists of the cost of insurance charge, any additional benefit charges, an administrative charge, and a per $1,000 Specified Amount charge.

Operations Center - the Company's service center at One MONY Plaza, P.O. Box 4720, Syracuse, New York 13221. The telephone number of the Operations Center is 1-800-487-6669.

Outstanding Debt - the unpaid balance of any loan which you request on the Policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

Owner - the owner of the Policy. "You" or "your" refers to the Owner.

Policy - the Policy with any attached application(s), any riders, and any endorsements.

Policy Date - the date we authorize the Policy to be delivered to you (we call this the "policy release date") or, if later, the date as you requested your Policy to become effective. We measure Policy Years and anniversaries from the Policy Date. The Policy Date is shown in your Policy. If the Policy Date is the 29th, 30th, or 31st of a month, there will be some calendar months when there is no such date. For those months, the policy month will start on the last day of the calendar month.

Specified Amount - the minimum death benefit for as long as the Policy remains in effect.

Subaccount - a subdivision of the Variable Account that invests exclusively in shares of a Fund.

Unit - the measure of value in a Subaccount.

Variable Account - MONY Variable Account L, a segregated asset account of the Company into which you allocate premiums and transfer Fund Value.

             STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

           ADDITIONAL INFORMATION ABOUT THE COMPANY............. 1
            Mony Variable Account L............................. 1
           ADDITIONAL POLICY INFORMATION........................ 1
            The Policy.......................................... 1
            Paid-Up Insurance................................... 1
            Dividends........................................... 2
            Beneficiary......................................... 2
            The Portfolios...................................... 2
            Settlement Options.................................. 3
            Sale Of The Policies................................ 4
           ADDITIONAL INFORMATION............................... 5
            Legal Developments Regarding Unisex Actuarial Tables 5
            Reports............................................. 5
            Records............................................. 6
            Legal Matters....................................... 6
            Experts............................................. 6
           PERFORMANCE DATA..................................... 6
           FINANCIAL STATEMENTS................................. 8

To learn more about us, the Policy (including more information concerning compensation paid for the sale of the Policy) and the Variable Account, you should read the Statement of Additional Information ("SAI") dated the same date as this prospectus. The Table of Contents for the SAI is on the last page of this Prospectus. For a free copy of the SAI, please contact your agent, call us toll-free at 1-800-487-6669, or write us at our Operations Center.

You may also contact your agent, call us toll-free, or write us at our Operations Center if you wish to receive personalized illustrations of your Policy's Death Benefits, Cash Values and Fund Values, and to request other information about your Policy.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. You may review and copy information about us and the Policy (including the SAI) at the SEC's Public Reference Room in Washington, DC, or you may obtain information upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, DC 20549-0102 or by accessing the SEC's website at http://www.sec.gov. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-06215.

                         MONY Variable Universal Life
                            MONY VARIABLE ACCOUNT L

                      STATEMENT OF ADDITIONAL INFORMATION

                                      For
                 THE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                   Issued by
                          MONY Life Insurance Company

                                 1740 Broadway
                              New York, NY 10019

                              Operations Center:
                                One MONY Plaza
                                 P.O. Box 4720
                              Syracuse, NY 13221
                                (800) 487-6669

This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium variable life insurance policy (the "Policy") offered by MONY Life Insurance Company ("we," "us," "our," or the "Company"). Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2003 and the prospectuses for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, and The Universal Institutional Funds, Inc. You may obtain a copy of these prospectuses by writing or calling us at our Operations Center shown above.

The date of this Statement of Additional Information is May 1, 2003.

             Contract No. C2-98            Form No. 14644 SL 5/03
             333-72590

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

           ADDITIONAL INFORMATION ABOUT THE COMPANY.............   1
            MONY Variable Account L.............................   1
           ADDITIONAL POLICY INFORMATION........................   1
            The Policy..........................................   1
            Paid-up Insurance...................................   1
            Dividends...........................................   2
            Beneficiary.........................................   2
            The Portfolios......................................   2
            Settlement Options..................................   3
            Sale of the Policies................................   4
           ADDITIONAL INFORMATION...............................   5
            Legal Developments Regarding Unisex Actuarial Tables   5
            Reports.............................................   5
            Records.............................................   6
            Legal Matters.......................................   6
            Experts.............................................   6
           PERFORMANCE DATA.....................................   6
           FINANCIAL STATEMENTS.................................   8
            INDEX TO FINANCIAL STATEMENTS....................... F-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                   ADDITIONAL INFORMATION ABOUT THE COMPANY

MONY Life Insurance Company issues the Policies. We are currently licensed to sell life insurance and annuities in all 50 states of the United States, the District of Columbia, the U.S. Virgin Islands, and Puerto Rico.

The Company was founded in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on the obligations of the Company under the policies or on MONY Variable Account L.

MONY Securities Corporation, a wholly owned subsidiary of the Company, is the principal underwriter for the Policies.

We are subject to regulation by the state of New York and regulation by the Superintendent of Insurance in New York. We file an annual statement with the state of New York, and periodically, the Superintendent of Insurance for the State of New York assesses our liabilities and reserves and those of the Variable Account and assesses their adequacy. We are also subject to the insurance laws and regulations of other states in which we are licensed to operate.

MONY VARIABLE ACCOUNT L

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management of investment practices or policies by the SEC.

                         ADDITIONAL POLICY INFORMATION

THE POLICY

The Policy, any attached riders and/or endorsements, the application and any supplemental applications make up the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy.

PAID-UP INSURANCE

On any policy anniversary, you may change to guaranteed paid-up insurance. At the time of the change, we will reduce the Policy's Specified Amount to an amount that the Policy's Cash Value will keep in effect until the maturity date when applied as a single net premium. The maximum amount of Cash Value that we will apply will not be any greater than needed to provide an amount at risk that is equal to the amount at risk immediately prior to this option becoming effective. You will be refunded any Cash Value in excess of the amount we applied. You can discuss with your agent to learn more about this option.

The net single premium rates will be based on: (a) the 1980 CSO mortality tables at the Insured's gender and attained age and class of risk on the later of the policy date and the most recent increase in coverage under the policy; and (b) 4.5% interest. On and after the effective date, the Cash Value of the paid-up coverage will equal the present value of future guaranteed benefits based on the net single premium rates described above without regard to any loans.

To obtain paid-up insurance, we must receive a written request 30 days before the policy anniversary date on which it becomes effective. The endorsement issued to reflect the change to paid-up insurance will show the

                                     SAI-1
reduced Specified Amount and the guaranteed Cash Value on the effective date and each policy anniversary thereafter.

Once the paid-up insurance option is effective the following conditions apply:

  1.It may not be revoked.

  2.The Company will not accept any further premium.

  3.No further optional policy changes may be made.

  4.The Policy is no longer subject to the administrative charge and the per $1,000 Specified Amount charge.

  5.Any surrender charge, loan balance and loan interest which existed immediately before the effective date will be set to zero.

  6.Any partial surrender will result in a recalculation of the Specified
    Amount and Cash Value.

  7.Any additional benefits provided by rider will terminate.

The Death Benefit will equal the reduced Specified Amount.

DIVIDENDS

This Policy is non-participating. We do not pay dividends on the Policy.

BENEFICIARY

You name the Beneficiary when you apply for the Policy. You may designate if the Beneficiary has to be living or surviving at the Insured's death. If you so designate, then, unless otherwise provided, that Beneficiary must be living on the 14th day after the Insured's death or, if earlier, the date we receive due proof of the Insured's death. The share of the Death Benefit proceeds of any Beneficiary who is not living on the earlier day will be payable to remaining Beneficiaries. Unless provided in the Beneficiary designation, if there is no Beneficiary named or living on the date of the Insured's death, we will pay the Death Benefit proceeds to the Insured's executors or administrators.

You may change the Beneficiary, unless you have given up this right, as long as the Insured is living by writing us at our Operations Center. The change will take effect when we record it retroactively as of the date the request was signed. The change will be subject to any payment we made before we received notice of the change of Beneficiary at our Operations Center.

THE PORTFOLIOS

We will purchase shares of the portfolios at net asset value and direct them to the corresponding Subaccount. We will redeem sufficient shares of the appropriate portfolios at net asset value to pay surrender/partial surrender proceeds or other purposes described in your Policy. In general, we will automatically reinvest all dividends and capital gains distributions received from a portfolio in shares of the distributing portfolio at net asset value on the date of distribution. In other words, we do not pay portfolio dividends or portfolio distributions out to Owners as additional Units, but instead reflect them in Unit values. We may elect not to reinvest dividends and capital gains distributions.

Shares of Fund portfolios are not sold directly to the general public. They are offered to insurance company separate accounts to support variable annuity and variable life insurance contracts and to qualified plans.

                                     SAI-2

When shares are sold to both variable life and variable annuity separate accounts, this is called "mixed funding." When shares are sold to insurance companies that are not affiliated with each other, this is called "shared funding." Currently, we do not foresee any disadvantages to Owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, a company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices. See the prospectuses for the Funds.

SETTLEMENT OPTIONS

We offer the following settlement options as alternatives to the payment of Death Benefit proceeds or Cash Value in a lump sum:

Option 1. Interest Income - Under this option, we hold the proceeds and credit the interest earned on those proceeds to the payee. We set the rate of interest for each year, but that rate will never be less than 2 3/4% a year. This Option will continue until the earlier of the date the payee dies or the date you elect another settlement option.

Option 2. Income for Specified Period - Under this option, the payee receives an income for the number of years chosen. We then calculate an income that will be based on the Minimum Monthly Income Table 2 for that period. Note that the longer the period selected (i.e., number of years) the lower the dollar amount per $1,000 of proceeds. Payments may be increased by additional interest as we may determine for each year.

Option 3. Single Life Income - Under this option, a number of years called the period certain is chosen. We will then pay income to a single payee for as long as that payee lives or for the number of years chosen (the period certain), whichever is longer. If the payee dies after the end of the period certain, the income payments will stop. The period certain elected may be: (a) 0, 10, or 20 years; or (b) until the total income payments equal the proceeds applied (this is called a refund period certain).

We will calculate the amount of the income payments on the date the proceeds become payable. This amount will be at least as much as the applicable amount shown in the Minimum Monthly Income Table 3 shown in your Policy. The income amounts are based on the 1983 Table "a" (discrete functions, without projections for future mortality) with a 3 1/2% interest.

If the income payments for the period certain elected are the same as income payments based on another available longer period certain, we will deem an election to have been made for the longer period certain.

Option 3A. Joint Life Income - We pay income during the joint lifetime of two people (the payee and another person). That means if one person dies, we will continue to pay the same income (or a lesser income) to the survivor for as long as the survivor lives.

The survivor may receive the same dollar amount that we were paying before the first payee died or two-thirds of that amount depending on the election made at the time of settlement. Note that if the lesser (two-thirds) amount paid to the survivor is elected, the dollar amount payable while both persons are living will be larger than it would have been if the same amount paid to the survivor had been elected.

We will calculate the amount of income payable while both persons are living (the joint lifetime) on the date the proceeds become payable. This amount will be at least as much as the applicable amount shown in the Minimum Monthly Income Table 3A shown in your Policy. The minimum income amounts are based on the 1983 Table "a" (discrete functions, without projections for future mortality) with 3 1/2% interest.

                                     SAI-3

If a person for whom Option 3A is chosen dies before the first income amount is payable, the survivor will receive settlement instead under Option 3 with 10 years certain.

Option 4. Income of Specified Amount - Under this option, the dollar amount of the income payments is chosen. We will pay that amount for as long as the proceeds and interest last but, the dollar amount chosen must add up to a yearly amount of at least 10% of the proceeds applied. Interest will be credited annually on the balance of the proceeds. We set the rate of interest for each year, but that rate will never be less than 2 3/4% a year.

We also may pay proceeds under any other option to which we and the payee may agree.

SALE OF THE POLICIES

MSC is the principal underwriter for the Policies. MSC may enter into selling agreements with other broker dealers that are members of the NASD and whose representatives are authorized by law to sell variable life insurance policies. Commissions paid to these broker dealers for their representatives will not exceed the commissions described in the Prospectus. MSC may pay additional compensation from its own resources to broker dealers based on the level of Policy sales or premium payments.

MSC also acts as principal underwriter for other variable products and distributes non-proprietary variable products and mutual funds.

We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

MSC receives fees for the sale of the Policies. MSC received compensation with respect to the Policies offered through the Variable Account in the following amounts during the periods indicated:

---------------------------------------------------------------------------
                                         Aggregate Amount of Commissions
                                      Retained by MSC After Payments to its
Fiscal      Aggregate Amount of           Registered Persons and Other
 Year    Commissions Paid to MSC*                Broker-Dealers
---------------------------------------------------------------------------

 2000  $17,611,642                                     N/A
---------------------------------------------------------------------------

 2001  $16,870,424                                     N/A
---------------------------------------------------------------------------

 2002  $14,206,789                                     N/A
---------------------------------------------------------------------------

*  Includes sales compensation paid to registered persons of MSC.

MSC passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with MSC, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We also pay for MSC's operating and other expenses as it relates to the Policies.

Because sales representatives of MSC are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of

                                     SAI-4
promotional literature, and similar services. In addition, MSC sales representatives who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

We may pay certain broker-dealers an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. These broker-dealers may share the bonus or other additional compensation with their sales representatives. In addition, we may reimburse these broker-dealers for portions of their Policy sales expenses.

Certain Funds have adopted a distribution plan in connection with its 12b-1 shares and pay MSC for its costs in distributing these shares, all or some of which may be passed on to a selling broker-dealer that has entered into a selling agreement with MSC. Each distribution plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of MSC's obligations under an agreement with that Fund. Under the
distribution plans up to   % is paid to MSC for its distribution-related
services and expenses under this agreement. The advisers for certain Funds may, from time to time use their management fee revenue, as well as their past profits or their other resources as may be permitted by regulatory rules, to make payments for distribution services to MSC, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

Sales charges deducted from premium payments, as well as Proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy Owners or the Variable Account.

From time to time the Company, in conjunction with MSC, may conduct special sales programs.

                            ADDITIONAL INFORMATION

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states which require "unisex" policies (currently Montana), are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

REPORTS

We will send you a report at least annually showing the then current status of your Policy. It will set forth:

since the last report date:

 \/ premiums received;

 \/ expense charges (including transfer charges, if any);

                                     SAI-5

 \/ cost of insurance and any riders;

 \/ interest earned on Fund Value in the Loan Account and in the Guaranteed
    Interest Account; and

 \/ any partial surrenders (and their fees).

as of the current report date:

 \/ Death Benefit;

 \/ Specified Amount; and

 \/ Outstanding Debt.

as of the current and prior report dates:

 \/ Fund Value;

 \/ Subaccount Unit values;

 \/ Fund Value in the Guaranteed Interest Account; and

 \/ any other information required by law.

We also will send you an annual and a semi-annual report for each Fund in which you are investing, as required by the 1940 Act.

RECORDS

We will maintain all records relating to the Variable Account and the Guaranteed Interest Account at our Operations Center.

LEGAL MATTERS

Legal matters in connection with the Policy have been passed on by Arthur D. Woods, Vice President--Variable Products and Broker-Dealer Operations Counsel of MONY Life Insurance Company. Robert Levy, Vice President--Chief Tax Counsel of MONY Life Insurance Company has passed upon legal matters relating to the federal income tax laws.

EXPERTS

The Financial Statements have been included in this SAI, which is a part of the registration statement, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Actuarial matters included in the prospectus and/or SAI have been examined by Pamela Duffy, Vice President of MONY Life Insurance Company, as stated in her opinion filed as an exhibit to the Registration Statement.

                               PERFORMANCE DATA

The returns for the portfolios in which the Subaccounts invest for the periods indicated are shown in the tables below.

The returns reflect the actual investment performance of the underlying portfolios after reinvestment of dividends and capital gains, and deductions of investment management fees and other portfolio operating expenses. Returns do not include deductions at the Variable Account and Policy level for state premium tax, federal deferred

                                     SAI-6
acquisition cost tax, sales charge, cost of insurance charges and cost of any riders, administrative charge, mortality and expense risk charges, Per $1,000 of Specified Amount Charge, surrender or other charges that may be incurred under a Policy. If these charges were reflected, the returns would be significantly lower. The performance given represents past performance and should not be considered indicative of future results.

Money Market Portfolio. The performance data for this Portfolio will reflect the "yield" and "effective yield". The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The yield is calculated by dividing the sum of the dividends declared during the seven-day period on one share purchased at the beginning of the seven-day period by the value on the first day (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by seven to obtain the annualized yield.

The effective yield is calculated by compounding the Base Period Return calculated above, adding 1 to the Base Period Return, and raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

MONY MONEY MARKET PORTFOLIO

For the seven-day period ended December 31, 2002, the yield was 1.17% and the effective yield was 1.18%. Investments made to the MONY Money Market Portfolio are not issued or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the net asset value of $1.00 per share can be maintained by the Portfolio.

All Other Portfolios. A Portfolio's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period.

Yield For 30-Day Period

                                                               Lord                    PIMCO
                           MONY      MONY      Janus Aspen    Abbett   PIMCO  PIMCO  StocksPLUS
                        Government Long Term     Series        Bond-   Global  Real  Growth and
Yield for 30 Days Ended Securities   Bond    Flexible Income Debenture  Bond  Return   Income
----------------------- ---------- --------- --------------- --------- ------ ------ ----------
   December 31, 2002       0.93%     3.53%        4.38%        6.17%    1.96%  4.42%    2.41%

Total Return Calculations

Average Annual Total Return. A Portfolio's average annual total return quotation is computed in accordance with a method prescribed by SEC rules. The average annual total return for a Portfolio for a specified period is determined by assuming a hypothetical $1,000 investment in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gain dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period.

Total Return. A Portfolio's total return for a specific period is calculated by first taking an investment (assumed to be $1,000) in the Portfolio's shares on the first day of the period at the then effective net asset value per share

                                     SAI-7

("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gain dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

                            As of December 31, 2002

                                                                     Average Annual Total Returns
                                                              ------------------------------------------
                                        Portfolio  Cumulative                                    Since
                                        Inception    Total                                     Portfolio
            Portfolio Name                Date       Return   1 Year  3 Years 5 Years 10 Years Inception
--------------------------------------------------------------------------------------------------------
Alger American Balanced................ 09/05/1989  -12.29%   -12.29%  -5.78%  7.28%    9.55%     8.92%
Alger American MidCap Growth........... 05/03/1993  -29.54%   -29.54% -10.41%  4.32%      N/A    12.55%
Enterprise Equity Income............... 12/01/1998  -14.76%   -14.76%  -6.79%    N/A      N/A    -3.31%
Enterprise Global Socially Responsive.. 01/24/2002  -13.98%       N/A     N/A    N/A      N/A   -13.98%
Enterprise Growth...................... 12/01/1998  -23.26%   -23.26% -14.79%    N/A      N/A    -4.98%
Enterprise Growth & Income............. 12/01/1998  -25.95%   -25.95% -13.00%    N/A      N/A    -4.99%
Enterprise Managed..................... 08/01/1988  -21.20%   -21.20% -10.77% -3.48%    7.91%    11.73%
Enterprise Multi-Cap Growth............ 07/15/1999  -34.64%   -34.64% -27.77%    N/A      N/A     2.86%
Enterprise Small Company Growth........ 12/01/1998  -24.02%   -24.02%  -9.35%    N/A      N/A     5.95%
Enterprise Small Company Value......... 08/01/1988   -9.25%    -9.25%  -0.70%  5.89%   11.11%    12.72%
Enterprise Total Return................ 01/24/2002    7.09%       N/A     N/A    N/A      N/A     7.09%
INVESCO VIF Financial Services......... 09/21/1999  -14.90%   -14.90%  -1.45%    N/A      N/A     1.86%
INVESCO VIF Health Sciences............ 05/22/1997  -24.45%   -24.45%  -4.83%  5.25%      N/A     6.53%
INVESCO VIF Telecommunications......... 09/21/1999  -50.81%   -50.81% -44.93%    N/A      N/A   -32.56%
Janus Aspen Series Capital Appreciation 05/01/1997  -15.85%   -15.85% -18.05%  7.55%      N/A    11.10%
Janus Aspen Series Flexible Income..... 09/13/1993    9.70%     9.70%   7.65%  6.45%      N/A     7.79%
Janus Aspen Series International Growth 05/02/1994  -25.62%   -25.62% -20.66%  1.14%      N/A     7.98%
Lord Abbett Bond-Debenture............. 12/03/2001    7.92%     7.92%     N/A    N/A      N/A     7.64%
Lord Abbett Growth and Income.......... 12/11/1989  -18.03%   -18.03%  -3.98%  3.13%   10.28%    11.24%
Lord Abbett Mid-Cap Value.............. 09/15/1999   -9.78%    -9.78%  14.11%    N/A      N/A    12.32%
MFS Mid Cap Growth..................... 05/01/2000  -43.20%   -43.20%     N/A    N/A      N/A   -25.42%
MFS New Discovery...................... 05/01/1998  -31.63%   -31.63% -13.98%    N/A      N/A     2.61%
MFS Total Return....................... 01/03/1995   -5.17%    -5.17%   3.32%  5.01%      N/A    10.72%
MFS Utilities.......................... 01/03/1995  -22.76%   -22.76% -14.42% -0.65%      N/A     9.22%
MONY Government Securities............. 05/01/1991    6.57%     6.57%   7.61%  6.03%    5.79%     6.40%
MONY Long Term Bond.................... 03/20/1985   14.06%    14.06%  11.91%  7.35%    8.44%    10.04%
MONY Money Market...................... 07/29/1985    1.50%     1.50%   3.78%  4.31%    4.42%     5.18%
PBHG Mid-Cap Value..................... 11/30/1998  -18.66%   -18.66%   4.10%    N/A      N/A    11.74%
PBHG Select Value...................... 10/28/1997  -25.07%   -25.07%  -3.50%  6.18%      N/A     6.83%
PIMCO Global Bond...................... 01/11/2002   20.35%       N/A     N/A    N/A      N/A    20.35%
PIMCO Real Return...................... 09/30/1999   17.77%    17.77%  13.79%    N/A      N/A    12.63%
PIMCO StocksPLUS Growth and Income..... 12/31/1997  -20.22%   -20.22% -13.85% -0.06%      N/A    -0.06%
Van Kampen UIF Emerging Markets Equity. 10/01/1996   -8.90%    -8.90% -19.70% -5.13%      N/A    -4.40%
Van Kampen UIF Global Value Equity..... 01/02/1997  -16.87%   -16.87%  -4.85%  0.35%      N/A     3.39%
Van Kampen UIF US Real Estate.......... 03/03/1997   -0.79%    -0.79%  12.10%  4.35%      N/A     6.70%


                             FINANCIAL STATEMENTS

This SAI contains the audited financial statements of MONY Variable Account L and the Company. The financial statements have been audited by PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants for the Variable Account and the Company.

The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                     SAI-8

            FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS


                                                                                                                         Page
                                                                                                                         -----
With respect to MONY Variable Account L (Corporate Sponsored VUL - NY)
  No financial statements are included because although MONY Variable Account L commenced operations in 1990, the subaccount available to policyholders had not commenced operations as of December 31, 2002

With respect to MONY Variable Account L (MONY Variable Universal Life)
  Report of Independent Accountants.....................................................................................   F-2
  Statement of assets and liabilities as of December 31, 2002...........................................................   F-3
  Statement of operations for the period ended December 31, 2002........................................................   F-8
  Statement of changes in net assets for the period ended December 31, 2002.............................................  F-14
  Notes to financial Statements.........................................................................................  F-20

With respect to MONY Variable Account L (MONY Survivorship Variable Universal Life)
  Report of Independent Accountants.....................................................................................  F-25
  Statement of assets and liabilities as of December 31, 2002...........................................................  F-27
  Statement of operations for the period ended December 31, 2002........................................................  F-32
  Statement of changes in net assets for the period ended December 31, 2002.............................................  F-38
  Notes to financial Statements.........................................................................................  F-43

With respect to MONY Variable Account L (MONY Custom Equity Master)
  Report of Independent Accountants.....................................................................................  F-49
  Statement of assets and liabilities as of December 31, 2002...........................................................  F-50
  Statement of operations for the period ended December 31, 2002........................................................  F-56
  Statement of changes in net assets for the years ended December 31, 2002 and December 31, 2001........................  F-62
  Notes to financial Statements.........................................................................................  F-72

With respect to MONY Variable Account L (MONY Custom Estate Master)
  Report of Independent Accountants.....................................................................................  F-79
  Statement of assets and liabilities as of December 31, 2002...........................................................  F-80
  Statement of operations for the period ended December 31, 2002........................................................  F-86
  Statement of changes in net assets for the years ended December 31, 2002 and December 31, 2001........................  F-92
  Notes to financial Statements......................................................................................... F-102

With respect to MONY Variable Account L (Strategist and MONYEquity Master)
  Report of Independent Accountants..................................................................................... F-107
  Statement of assets and liabilities as of December 31, 2002........................................................... F-108
  Statement of operations for the year ended December 31, 2002.......................................................... F-114
  Statement of changes in net assets for the years ended December 31, 2002 and December 31, 2001........................ F-120
  Notes to financial Statements......................................................................................... F-130

With respect to MONY Variable Account L (Combined)
  Report of Independent Accountants..................................................................................... F-137
  Combined statement of assets and liabilities as of December 31, 2002.................................................. F-138
  Combined statement of operations for the year ended December 31, 2002................................................. F-139
  Combined statement of changes in net assets for the years ended December 31, 2002 and December 31, 2001............... F-140
  Notes to Combined Financial Statements................................................................................ F-141

With respect to MONY Life Insurance Company
  Report of Independent Accountants..................................................................................... F-145
  Balance sheets as of December 31, 2002 and 2001....................................................................... F-146
  Statements of income and comprehensive income for the years ended December 31, 2002, 2001 and 2000.................... F-147
  Statements of changes in shareholder's equity for the years ended December 31, 2002, 2001 and 2000.................... F-148
  Statements of cash flows for the years ended December 31, 2002, 2001 and 2000......................................... F-149
  Notes to financial statements......................................................................................... F-150

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of MONY Variable Account L - MONY Variable Universal Life

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the MONY Variable Universal Life's Subaccounts of MONY Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 8, 2003

                                     MONY

                              Variable Account L

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002


                                                 MONY Variable Universal Life
                               ----------------------------------------------------------------
                                Alger American Fund         Enterprise Accumulation Trust
                               --------------------  ------------------------------------------
                                                                                        Global
                                            MidCap     Equity   Growth and             Socially
                                Balanced    Growth     Income     Income     Growth   Responsive
                               Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                               ---------- ---------- ---------- ---------- ---------- ----------
           ASSETS
Shares held in respective
  Funds.......................    2,428      3,261      5,416     16,449      27,514     1,406
                                =======    =======    =======    =======    ========   =======
Investments at cost...........  $27,729    $48,473    $25,894    $73,276    $122,191   $13,847
                                =======    =======    =======    =======    ========   =======
Investments in respective
  Funds, at net asset value...  $27,417    $40,595    $22,855    $64,973    $109,506   $12,052
Amount due from MONY..........      110         14          0        825         134         0
Amount due from respective
  Funds.......................        4          2         24         14          23         1
                                -------    -------    -------    -------    --------   -------
       Total assets...........   27,531     40,611     22,879     65,812     109,663    12,053
                                -------    -------    -------    -------    --------   -------
         LIABILITIES
Amount due to MONY............       17         26         37         50          80         8
Amount due to respective Funds      110         14          0        825         134         0
                                -------    -------    -------    -------    --------   -------
       Total liabilities......      127         40         37        875         214         8
                                -------    -------    -------    -------    --------   -------
Net assets....................  $27,404    $40,571    $22,842    $64,937    $109,449   $12,045
                                =======    =======    =======    =======    ========   =======
Net assets consist of:
  Contractholders' net
   payments...................  $28,039    $49,893    $26,296    $75,578    $123,802   $14,527
  Undistributed net
   investment income (loss)...       20       (155)       167        445         (21)      (14)
  Accumulated net realized
   (loss) on investments......     (343)    (1,289)      (582)    (2,783)     (1,647)     (673)
  Net unrealized
   (depreciation) of
   investments................     (312)    (7,878)    (3,039)    (8,303)    (12,685)   (1,795)
                                -------    -------    -------    -------    --------   -------
Net assets....................  $27,404    $40,571    $22,842    $64,937    $109,449   $12,045
                                =======    =======    =======    =======    ========   =======
Number of units outstanding*..    3,008      5,358      2,679      8,201      13,686     1,385
                                -------    -------    -------    -------    --------   -------
Net asset value per unit
  outstanding*................  $  9.11    $  7.57    $  8.53    $  7.92    $   8.00   $  8.70
                                =======    =======    =======    =======    ========   =======

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                     MONY

                              Variable Account L

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2002


                                                                        MONY Variable Universal Life
                                                           ------------------------------------------------------

                                                                       Enterprise Accumulation Trust
                                                           ------------------------------------------------------
                                                                                   Small      Small
                                                                      Multi-Cap   Company    Company     Total
                                                            Managed     Growth     Growth     Value      Return
                                                           Subaccount Subaccount Subaccount Subaccount Subaccount
                                                           ---------- ---------- ---------- ---------- ----------
                          ASSETS
Shares held in respective Funds...........................      832      4,422      8,710       5,666     3,599
                                                            =======    =======    =======    ========   =======
Investments at cost.......................................  $13,261    $29,951    $60,868    $103,169   $36,186
                                                            =======    =======    =======    ========   =======
Investments in respective Funds, at net asset value.......  $12,711    $24,367    $52,086    $ 97,227   $36,673
Amount due from MONY......................................        0          5          0           0       949
Amount due from respective Funds..........................        8          8         15          17         3
                                                            -------    -------    -------    --------   -------
       Total assets.......................................   12,719     24,380     52,101      97,244    37,625
                                                            -------    -------    -------    --------   -------
                       LIABILITIES
Amount due to MONY........................................       15         21         45          68        22
Amount due to respective Funds............................        0          5          0           0       949
                                                            -------    -------    -------    --------   -------
       Total liabilities..................................       15         26         45          68       971
                                                            -------    -------    -------    --------   -------
Net assets................................................  $12,704    $24,354    $52,056    $ 97,176   $36,654
                                                            =======    =======    =======    ========   =======
Net assets consist of:
 Contractholders' net payments............................  $13,592    $30,914    $62,328    $102,813   $35,066
 Undistributed net investment income (loss)...............       50        (90)      (196)      1,913     1,014
 Accumulated net realized gain (loss) on investments......     (388)      (886)    (1,294)     (1,608)       87
 Net unrealized appreciation (depreciation) of investments     (550)    (5,584)    (8,782)     (5,942)      487
                                                            -------    -------    -------    --------   -------
Net assets................................................  $12,704    $24,354    $52,056    $ 97,176   $36,654
                                                            =======    =======    =======    ========   =======
Number of units outstanding*..............................    1,521      3,463      6,471      10,407     3,459
                                                            -------    -------    -------    --------   -------
Net asset value per unit outstanding*.....................  $  8.35    $  7.03    $  8.05    $   9.34   $ 10.60
                                                            =======    =======    =======    ========   =======

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                         MONY Variable Universal Life
--------------------------------------------------------------------------------------------------------------
            INVESCO Variable
            Investment Fund                       Janus Aspen Series               Lord Abbett Series Fund
---------------------------------------  ------------------------------------  -------------------------------

                                                                                            Growth
Financial    Health                        Capital     Flexible  International    Bond       and      Mid-Cap
 Services   Sciences  Telecommunications Appreciation   Income      Growth     Debenture    Income     Value
Subaccount Subaccount     Subaccount      Subaccount  Subaccount  Subaccount   Subaccount Subaccount Subaccount
---------- ---------- ------------------ ------------ ---------- ------------- ---------- ---------- ----------

     768      1,454          2,636           1,034       2,143        3,009       2,044      3,325      1,984
  ======    =======        =======         =======     =======     ========     =======    =======    =======
  $8,748    $21,427        $ 9,564         $19,442     $26,661     $ 62,656     $21,303    $66,980    $28,180
  ======    =======        =======         =======     =======     ========     =======    =======    =======
  $8,062    $19,997        $ 7,223         $17,819     $27,474     $ 51,693     $21,624    $62,611    $27,500
       0          0              5              73           0           10           0        187          6
      11         10              8              25           3            5           1          2          2
  ------    -------        -------         -------     -------     --------     -------    -------    -------
   8,073     20,007          7,236          17,917      27,477       51,708      21,625     62,800     27,508
  ------    -------        -------         -------     -------     --------     -------    -------    -------

      16         21             12              35          18           34          13         38         15
       0          0              5              73           0           10           0        187          6
  ------    -------        -------         -------     -------     --------     -------    -------    -------
      16         21             17             108          18           44          13        225         21
  ------    -------        -------         -------     -------     --------     -------    -------    -------
  $8,057    $19,986        $ 7,219         $17,809     $27,459     $ 51,664     $21,612    $62,575    $27,487
  ======    =======        =======         =======     =======     ========     =======    =======    =======

  $8,795    $21,578        $10,910         $19,575     $25,980     $ 63,377     $20,876    $67,216    $28,295
      29        (53)           (41)            (18)        539          106         404        193         76
     (81)      (109)        (1,309)           (125)        127         (856)         11       (465)      (204)
    (686)    (1,430)        (2,341)         (1,623)        813      (10,963)        321     (4,369)      (680)
  ------    -------        -------         -------     -------     --------     -------    -------    -------
  $8,057    $19,986        $ 7,219         $17,809     $27,459     $ 51,664     $21,612    $62,575    $27,487
  ======    =======        =======         =======     =======     ========     =======    =======    =======
     925      2,467          1,132           1,990       2,536        6,455       2,017      7,720      3,087
  ------    -------        -------         -------     -------     --------     -------    -------    -------
  $ 8.71    $  8.10        $  6.38         $  8.95     $ 10.83     $   8.00     $ 10.71    $  8.11    $  8.90
  ======    =======        =======         =======     =======     ========     =======    =======    =======

                                     MONY

                              Variable Account L

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2002


                                                       MONY Variable Universal Life
                               ----------------------------------------------------------------------------

                                      MFS Variable Insurance Trust              MONY Series Fund, Inc.
                               ------------------------------------------  --------------------------------

                                Mid Cap      New       Total               Government Long Term    Money
                                 Growth   Discovery    Return   Utilities  Securities    Bond      Market
                               Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                               ---------- ---------- ---------- ---------- ---------- ---------- ----------
           ASSETS
Shares held in respective
  Funds.......................    6,221      2,479      3,707        698      8,259      3,212     791,559
                                =======    =======    =======     ======    =======    =======    ========
Investments at cost...........  $33,598    $31,253    $63,128     $8,733    $94,801    $43,143    $791,559
                                =======    =======    =======     ======    =======    =======    ========
Investments in respective
  Funds, at net asset value...  $28,055    $25,882    $63,546     $8,400    $97,621    $46,664    $791,559
Amount due from MONY..........       10          0         33         10        947        163       8,359
Amount due from respective
  Funds.......................        9         13         16         11         23          9          86
                                -------    -------    -------     ------    -------    -------    --------
       Total assets...........   28,074     25,895     63,595      8,421     98,591     46,836     800,004
                                -------    -------    -------     ------    -------    -------    --------
         LIABILITIES
Amount due to MONY............       24         28         51         15         74         34         517
Amount due to respective Funds       10          0         33         10        947        163       8,359
                                -------    -------    -------     ------    -------    -------    --------
       Total liabilities......       34         28         84         25      1,021        197       8,876
                                -------    -------    -------     ------    -------    -------    --------
Net assets....................  $28,040    $25,867    $63,511     $8,396    $97,570    $46,639    $791,128
                                =======    =======    =======     ======    =======    =======    ========
Net assets consist of:
  Contractholders' net
   payments...................  $35,394    $31,717    $63,509     $8,731    $94,459    $42,739    $789,294
  Undistributed net
   investment income (loss)...      (92)       (98)        62         46       (242)      (138)      1,834
  Accumulated net realized
   gain (loss) on investments.   (1,719)      (381)      (478)       (48)       533        517           0
  Net unrealized appreciation
   (depreciation) of
   investments................   (5,543)    (5,371)       418       (333)     2,820      3,521           0
                                -------    -------    -------     ------    -------    -------    --------
Net assets....................  $28,040    $25,867    $63,511     $8,396    $97,570    $46,639    $791,128
                                =======    =======    =======     ======    =======    =======    ========
Number of units outstanding*..    4,315      3,522      6,621        967      9,287      4,206      78,518
                                -------    -------    -------     ------    -------    -------    --------
Net asset value per unit
  outstanding*................  $  6.50    $  7.35    $  9.59     $ 8.68    $ 10.51    $ 11.09    $  10.08
                                =======    =======    =======     ======    =======    =======    ========

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                   MONY Variable Universal Life
---------------------------------------------------------------------------------------------------------
                                        PBHG Insurance Series
The Universal Institutional Funds, Inc.         Funds          PIMCO Variable Insurance Trust
--------------------------------------  --------------------  -------------------------------
 Emerging       Global                                                              StocksPlus
 Markets        Value      U.S. Real     Mid-Cap     Select     Global      Real    Growth and
  Equity        Equity       Estate       Value      Value       Bond      Return     Income
Subaccount    Subaccount   Subaccount   Subaccount Subaccount Subaccount Subaccount Subaccount    Total
----------    ----------   ----------   ---------- ---------- ---------- ---------- ---------- ----------

   2,920           388        3,426        5,832      1,372      2,611      4,888      16,105
 =======        ======      =======      =======    =======    =======    =======    ========
 $20,715        $4,172      $41,694      $66,674    $17,628    $27,790    $56,231    $132,489  $2,253,414
 =======        ======      =======      =======    =======    =======    =======    ========  ==========

 $17,637        $3,819      $38,819      $63,570    $16,464    $30,519    $58,171    $116,761  $2,151,952
       0             0          101            6        163         54        248         181      12,593
      13             0           10           13         10          9          9          37         454
 -------        ------      -------      -------    -------    -------    -------    --------  ----------
  17,650         3,819       38,930       63,589     16,637     30,582     58,428     116,979   2,164,999
 -------        ------      -------      -------    -------    -------    -------    --------  ----------

      23             2           29           49         19         24         37         104       1,621
       0             0          101            6        163         54        248         181      12,593
 -------        ------      -------      -------    -------    -------    -------    --------  ----------
      23             2          130           55        182         78        285         285      14,214
 -------        ------      -------      -------    -------    -------    -------    --------  ----------
 $17,627        $3,817      $38,800      $63,534    $16,455    $30,504    $58,143    $116,694  $2,150,785
 =======        ======      =======      =======    =======    =======    =======    ========  ==========

 $20,939        $4,198      $40,321      $70,300    $17,849    $27,245    $54,312    $133,486  $2,263,943

     (79)           72        1,698         (216)        72        391        969       1,835      10,482

    (155)         (100)        (344)      (3,446)      (302)       139        922      (2,899)    (22,178)

  (3,078)         (353)      (2,875)      (3,104)    (1,164)     2,729      1,940     (15,728)   (101,462)
 -------        ------      -------      -------    -------    -------    -------    --------  ----------
 $17,627        $3,817      $38,800      $63,534    $16,455    $30,504    $58,143    $116,694  $2,150,785
 =======        ======      =======      =======    =======    =======    =======    ========  ==========
   2,063           462        4,010        7,346      2,063      2,562      5,050      14,127
 -------        ------      -------      -------    -------    -------    -------    --------
 $  8.54        $ 8.27      $  9.68      $  8.65    $  7.98    $ 11.90    $ 11.51    $   8.26
 =======        ======      =======      =======    =======    =======    =======    ========

                                     MONY

                              Variable Account L

                            STATEMENT OF OPERATIONS

                                                       MONY Variable Universal Life
                               ----------------------------------------------------------------------------
                                  Alger American Fund               Enterprise Accumulation Trust
                               ------------------------  --------------------------------------------------
                                                                                                   Global
                                              Mid Cap       Equity     Growth and                 Socially
                                 Balanced      Growth       Income       Income       Growth     Responsive
                                Subaccount   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
                               ------------ ------------ ------------ ------------ ------------ ------------
                                 For the      For the      For the      For the      For the      For the
                                  period       period       period       period       period       period
                               February 21, February 26, February 15, February 8,  February 8,  February 8,
                                  2002**       2002**       2002**       2002**       2002**       2002**
                                 through      through      through      through      through      through
                               December 31, December 31, December 31, December 31, December 31, December 31,
                                   2002         2002         2002         2002         2002         2002
                               ------------ ------------ ------------ ------------ ------------ ------------
Dividend income...............    $  87       $     0      $   255      $    657     $    305     $    45
Distribution from net
  realized gains..............        0             0            0             0            0           0
Mortality and expense risk
  charges.....................      (67)         (155)         (88)         (212)        (326)        (59)
                                  -----       -------      -------      --------     --------     -------
Net investment income (loss)..       20          (155)         167           445          (21)        (14)
                                  -----       -------      -------      --------     --------     -------
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
   investments................     (343)       (1,289)        (582)       (2,783)      (1,647)       (673)
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................     (312)       (7,878)      (3,039)       (8,303)     (12,685)     (1,795)
                                  -----       -------      -------      --------     --------     -------
Net realized and unrealized
  gain (loss) on investments..     (655)       (9,167)      (3,621)      (11,086)     (14,332)     (2,468)
                                  -----       -------      -------      --------     --------     -------
Net increase (decrease) in
  net assets resulting from
  operations..................    $(635)      $(9,322)     $(3,454)     $(10,641)    $(14,353)    $(2,482)
                                  =====       =======      =======      ========     ========     =======

----------
** Commencement of operations

                      See notes to financial statements.

                                        MONY Variable Universal Life
------------------------------------------------------------------------------------------------------------
                 Enterprise Accumulation Trust                        INVESCO Variable Investment Funds
---------------------------------------------------------------  -------------------------------------------
                             Small        Small
              Multi-Cap     Company      Company                  Financial      Health
  Managed       Growth       Growth       Value     Total Return   Services     Sciences   Telecommunications
 Subaccount   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount      Subaccount
 ----------  ------------ ------------ ------------ ------------ ------------ ------------ ------------------
  For the      For the      For the      For the      For the      For the      For the         For the
   period       period       period       period       period       period       period          period
February 22, February 15, February 8,  February 8,    March 5,   February 8,  February 8,     February 15,
   2002**       2002**       2002**       2002**       2002**       2002**       2002**          2002**
  through      through      through      through      through      through      through         through
December 31, December 31, December 31, December 31, December 31, December 31, December 31,    December 31,
    2002         2002         2002         2002         2002         2002         2002            2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------------
   $  85       $     0      $      0     $   252       $  580       $  53       $     0         $     0
       0             0             0       1,904          541           0             0               0
     (35)          (90)         (196)       (243)        (107)        (24)          (53)            (41)
   -----       -------      --------     -------       ------       -----       -------         -------
      50           (90)         (196)      1,913        1,014          29           (53)            (41)
   -----       -------      --------     -------       ------       -----       -------         -------

    (388)         (886)       (1,294)     (1,608)          87         (81)         (109)         (1,309)

    (550)       (5,584)       (8,782)     (5,942)         487        (686)       (1,430)         (2,341)
   -----       -------      --------     -------       ------       -----       -------         -------

    (938)       (6,470)      (10,076)     (7,550)         574        (767)       (1,539)         (3,650)
   -----       -------      --------     -------       ------       -----       -------         -------

   $(888)      $(6,560)     $(10,272)    $(5,637)      $1,588       $(738)      $(1,592)        $(3,691)
   =====       =======      ========     =======       ======       =====       =======         =======

                                     MONY

                              Variable Account L

                      STATEMENT OF OPERATIONS (continued)

                                                        MONY Variable Universal Life
-                              -----------------------------------------------------------------------------
                                         Janus Aspen Series                   Lord Abbett Series Fund
                               --------------------------------------  -------------------------------------
                                 Capital      Flexible   International     Bond      Growth and    Mid-Cap
                               Appreciation    Income       Growth      Debenture      Income       Value
                                Subaccount   Subaccount   Subaccount    Subaccount   Subaccount   Subaccount
                               ------------ ------------ ------------- ------------ ------------ ------------
                                 For the      For the       For the      For the      For the      For the
                                  period       period       period        period       period       period
                               February 22, February 21, February 21,  February 21, February 27,   March 1,
                                  2002**       2002**       2002**        2002**       2002**       2002**
                                 through      through       through      through      through      through
                               December 31, December 31, December 31,  December 31, December 31, December 31,
                                   2002         2002         2002          2002         2002         2002
                               ------------ ------------ ------------- ------------ ------------ ------------
Dividend income...............   $    41       $  621      $    324        $423       $   366       $ 133
Distribution from net
  realized gains..............         0            0             0          50             8           0
Mortality and expense risk
  charges.....................       (59)         (82)         (218)        (69)         (181)        (57)
                                 -------       ------      --------        ----       -------       -----
Net investment income (loss)..       (18)         539           106         404           193          76
                                 -------       ------      --------        ----       -------       -----
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
   investments................      (125)         127          (856)         11          (465)       (204)
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................    (1,623)         813       (10,963)        321        (4,369)       (680)
                                 -------       ------      --------        ----       -------       -----
Net realized and unrealized
  gain (loss) on investments..    (1,748)         940       (11,819)        332        (4,834)       (884)
                                 -------       ------      --------        ----       -------       -----
Net increase (decrease) in
  net assets resulting from
  operations..................   $(1,766)      $1,479      $(11,713)       $736       $(4,641)      $(808)
                                 =======       ======      ========        ====       =======       =====

----------
** Commencement of operations

                      See notes to financial statements.

                               MONY Variable Universal Life
-----------------------------------------------------------------------------------------
           MFS Variable Insurance Trust                     MONY Series Fund, Inc.
--------------------------------------------------  -------------------------------------
  Mid Cap        New                                 Government   Long Term      Money
   Growth     Discovery   Total Return  Utilities    Securities      Bond        Market
 Subaccount   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
 ----------  ------------ ------------ ------------ ------------ ------------ ------------
  For the      For the      For the      For the      For the      For the      For the
   period       period       period       period       period       period       period
February 15, February 15, February 8,  February 15, February 21, February 22, February 6,
   2002**       2002**       2002**       2002**       2002**       2002**       2002**
  through      through      through      through      through      through      through
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2002         2002         2002         2002         2002         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------
  $     0      $     0       $ 121        $  72        $   53       $   11      $ 3,388
        0            0          96            0             0            0            0
      (92)         (98)       (155)         (26)         (295)        (149)      (1,554)
  -------      -------       -----        -----        ------       ------      -------
     (92).         (98)         62           46          (242)        (138)       1,834
  -------      -------       -----        -----        ------       ------      -------

   (1,719)        (381)       (478)         (48)          533          517            0

   (5,543)      (5,371)        418         (333)        2,820        3,521            0
  -------      -------       -----        -----        ------       ------      -------

   (7,262)      (5,752)        (60)        (381)        3,353        4,038            0
  -------      -------       -----        -----        ------       ------      -------

  $(7,354)     $(5,850)      $   2        $(335)       $3,111       $3,900      $ 1,834
  =======      =======       =====        =====        ======       ======      =======

                                     MONY

                              Variable Account L

                      STATEMENT OF OPERATIONS (continued)



                                                       MONY Variable Universal Life
                               ---------------------------------------------------------------------------
                                                                                                PBHG
                                                                                             Insurance
                                                                                               Series
                                        The Universal Institutional Funds, Inc.                Funds
                               --------------------------------------------------------  ------------------
                                    Emerging
                                     Markets             Global            U.S. Real          Mid-Cap
                                     Equity           Value Equity          Estate             Value
                                   Subaccount          Subaccount         Subaccount         Subaccount
                               ------------------- ------------------- ----------------- ------------------
                                 For the period      For the period     For the period     For the period
                               February 15, 2002** February 28, 2002** February 26, 2002 February 8, 2002**
                                     through             through            through           through
                                  December 31,        December 31,       December 31,       December 31,
                                      2002                2002               2002               2002
                               ------------------- ------------------- ----------------- ------------------
Dividend income...............       $     0              $  38             $ 1,105           $     0
Distribution from net
  realized gains..............             0                 44                 695                 0
Mortality and expense risk
  charges.....................           (79)               (10)               (102)             (216)
                                     -------              -----             -------           -------
Net investment income (loss)..           (79)                72               1,698              (216)
                                     -------              -----             -------           -------
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
   investments................          (155)              (100)               (344)           (3,446)
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................        (3,078)              (353)             (2,875)           (3,104)
                                     -------              -----             -------           -------
Net realized and unrealized
  gain (loss) on investments..        (3,233)              (453)             (3,219)           (6,550)
                                     -------              -----             -------           -------
Net increase (decrease) in
  net assets resulting from
  operations..................       $(3,312)             $(381)            $(1,521)          $(6,766)
                                     =======              =====             =======           =======

** Commencement of operations

                      See notes to financial statements.

                                   MONY Variable Universal Life
-------------------------------------------------------------------------------------------------



PBHG Insurance Series Funds             PIMCO Variable Insurance Trust
--------------------------- ------------------------------------------------------

                                  Global                            StocksPlus
       Select Value                Bond           Real Return    Growth and Income
          Subaccount            Subaccount        Subaccount        Subaccount          Total
          -------           ------------------- --------------- ------------------- --------------
      For the period          For the period    For the period    For the period
    February 8, 2002**      February 22, 2002** March 1, 2002** February 22, 2002** For the period
          through                 through           through           through           ended
       December 31,            December 31,      December 31,      December 31,      December 31,
           2002                    2002              2002              2002              2002
    ------------------      ------------------- --------------- ------------------- --------------
          $   111                 $  371            $1,020           $  2,273         $  12,790
                0                    110                97                  0             3,545
              (39)                   (90)             (148)              (438)           (5,853)
          -------                 ------            ------           --------         ---------
               72                    391               969              1,835            10,482
          -------                 ------            ------           --------         ---------
             (302)                   139               922             (2,899)          (22,178)

           (1,164)                 2,729             1,940            (15,728)         (101,462)
          -------                 ------            ------           --------         ---------

           (1,466)                 2,868             2,862            (18,627)         (123,640)
          -------                 ------            ------           --------         ---------

          $(1,394)                $3,259            $3,831           $(16,792)        $(113,158)
          =======                 ======            ======           ========         =========

                                     MONY

                              Variable Account L

                      STATEMENT OF CHANGES IN NET ASSETS

                                                       MONY Variable Universal Life
                               ----------------------------------------------------------------------------
                                  Alger American Fund               Enterprise Accumulation Trust
                               ------------------------  --------------------------------------------------
                                                                                                   Global
                                              Mid Cap       Equity     Growth and                 Socially
                                 Balanced      Growth       Income       Income       Growth     Responsive
                                Subaccount   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
                               ------------ ------------ ------------ ------------ ------------ ------------
                                 For the      For the      For the      For the      For the      For the
                                  period       period       period       period       period       period
                               February 21, February 26, February 15, February 8,  February 8,  February 8,
                                  2002**       2002**       2002**       2002**       2002**       2002**
                                 through      through      through      through      through      through
                               December 31, December 31, December 31, December 31, December 31, December 31,
                                   2002         2002         2002         2002         2002         2002
                               ------------ ------------ ------------ ------------ ------------ ------------
From operations:
Net investment income (loss)..   $    20      $  (155)     $   167      $    445     $    (21)    $   (14)
Net realized gain (loss) on
 investments..................      (343)      (1,289)        (582)       (2,783)      (1,647)       (673)
Net change in unrealized
 appreciation (depreciation)
 of investments...............      (312)      (7,878)      (3,039)       (8,303)     (12,685)     (1,795)
                                 -------      -------      -------      --------     --------     -------
Net increase (decrease) in
 net assets resulting from
 operations...................      (635)      (9,322)      (3,454)      (10,641)     (14,353)     (2,482)
                                 -------      -------      -------      --------     --------     -------
From unit transactions:
 Net proceeds from the
   issuance of units..........    34,722       59,872       34,559        93,312      151,596      20,345
 Net asset value of units
   redeemed or used to meet
   contract obligations.......    (6,683)      (9,979)      (8,263)      (17,734)     (27,794)     (5,818)
                                 -------      -------      -------      --------     --------     -------
Net increase from unit
 transactions.................    28,039       49,893       26,296        75,578      123,802      14,527
                                 -------      -------      -------      --------     --------     -------
Net increase in net assets....    27,404       40,571       22,842        64,937      109,449      12,045
Net assets beginning of period         0            0            0             0            0           0
                                 -------      -------      -------      --------     --------     -------
Net assets end of period*.....   $27,404      $40,571      $22,842      $ 64,937     $109,449     $12,045
                                 =======      =======      =======      ========     ========     =======
Unit transactions:
Units outstanding beginning
 of period....................         0            0            0             0            0           0
Units issued during the period     3,753        6,717        3,589        10,631       17,144       2,021
Units redeemed during the
 period.......................      (745)      (1,359)        (910)       (2,430)      (3,458)       (636)
                                 -------      -------      -------      --------     --------     -------
Units outstanding end of
 period.......................     3,008        5,358        2,679         8,201       13,686       1,385
                                 =======      =======      =======      ========     ========     =======
----------
*Includes undistributed net
 investment income (loss) of:    $    20      $  (155)     $   167      $    445     $    (21)    $   (14)
                                 =======      =======      =======      ========     ========     =======

** Commencement of operations

                      See notes to financial statements.

                                        MONY Variable Universal Life
------------------------------------------------------------------------------------------------------------
                 Enterprise Accumulation Trust                        INVESCO Variable Investment Funds
---------------------------------------------------------------  -------------------------------------------
                             Small        Small
              Multi-Cap     Company      Company                  Financial      Health
  Managed       Growth       Growth       Value     Total Return   Services     Sciences   Telecommunications
 Subaccount   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount      Subaccount
 ----------  ------------ ------------ ------------ ------------ ------------ ------------ ------------------
  For the      For the      For the      For the      For the      For the      For the         For the
   period       period       period       period       period       period       period          period
February 22, February 15, February 8,  February 8,    March 5,   February 8,  February 8,     February 15,
   2002**       2002**       2002**       2002**       2002**       2002**       2002**          2002**
  through      through      through      through      through      through      through         through
December 31, December 31, December 31, December 31, December 31, December 31, December 31,    December 31,
    2002         2002         2002         2002         2002         2002         2002            2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------------
  $    50      $   (90)     $   (196)    $  1,913     $ 1,014      $    29      $   (53)        $   (41)
     (388)        (886)       (1,294)      (1,608)         87          (81)        (109)         (1,309)

     (550)      (5,584)       (8,782)      (5,942)        487         (686)      (1,430)         (2,341)
  -------      -------      --------     --------     -------      -------      -------         -------

     (888)      (6,560)      (10,272)      (5,637)      1,588         (738)      (1,592)         (3,691)
  -------      -------      --------     --------     -------      -------      -------         -------

   16,968       39,484        75,500      128,327      42,445       10,526       24,988          16,775

   (3,376)      (8,570)      (13,172)     (25,514)     (7,379)      (1,731)      (3,410)         (5,865)
  -------      -------      --------     --------     -------      -------      -------         -------
   13,592       30,914        62,328      102,813      35,066        8,795       21,578          10,910
  -------      -------      --------     --------     -------      -------      -------         -------
   12,704       24,354        52,056       97,176      36,654        8,057       19,986           7,219
        0            0             0            0           0            0            0               0
  -------      -------      --------     --------     -------      -------      -------         -------
  $12,704      $24,354      $ 52,056     $ 97,176     $36,654      $ 8,057      $19,986         $ 7,219
  =======      =======      ========     ========     =======      =======      =======         =======

        0            0             0            0           0            0            0               0
    1,964        4,495         8,147       13,130       4,423        1,115        2,865           1,917
     (443)      (1,032)       (1,676)      (2,723)       (964)        (190)        (398)           (785)
  -------      -------      --------     --------     -------      -------      -------         -------
    1,521        3,463         6,471       10,407       3,459          925        2,467           1,132
  =======      =======      ========     ========     =======      =======      =======         =======

  $    50      $   (90)     $   (196)    $  1,913     $ 1,014      $    29      $   (53)        $   (41)
  =======      =======      ========     ========     =======      =======      =======         =======

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                                                        MONY Variable Universal Life
                               -----------------------------------------------------------------------------
                                         Janus Aspen Series                   Lord Abbett Series Fund
                               --------------------------------------  -------------------------------------
                                 Capital      Flexible   International     Bond      Growth and    Mid-Cap
                               Appreciation    Income       Growth      Debenture      Income       Value
                                Subaccount   Subaccount   Subaccount    Subaccount   Subaccount   Subaccount
                               ------------ ------------ ------------- ------------ ------------ ------------
                                 For the      For the       For the      For the      For the      For the
                                  period       period       period        period       period       period
                               February 22, February 21, February 21,  February 21, February 27,   March 1,
                                  2002**       2002**       2002**        2002**       2002**       2002**
                                 through      through       through      through      through      through
                               December 31, December 31, December 31,  December 31, December 31, December 31,
                                   2002         2002         2002          2002         2002         2002
                               ------------ ------------ ------------- ------------ ------------ ------------
From operations:
Net investment income (loss)..   $   (18)     $   539      $    106      $   404      $   193      $    76
Net realized gain (loss) on
 investments..................      (125)         127          (856)          11         (465)        (204)
Net change in unrealized
 appreciation (depreciation)
 of investments...............    (1,623)         813       (10,963)         321       (4,369)        (680)
                                 -------      -------      --------      -------      -------      -------
Net increase (decrease) in
 net assets resulting from
 operations...................    (1,766)       1,479       (11,713)         736       (4,641)        (808)
                                 -------      -------      --------      -------      -------      -------
From unit transactions:
 Net proceeds from the
   issuance of units..........    23,115       29,884        71,554       23,371       75,609       32,145
 Net asset value of units
   redeemed or used to meet
   contract obligations.......    (3,540)      (3,904)       (8,177)      (2,495)      (8,393)      (3,850)
                                 -------      -------      --------      -------      -------      -------
Net increase from unit
 transactions.................    19,575       25,980        63,377       20,876       67,216       28,295
                                 -------      -------      --------      -------      -------      -------
Net increase in net assets....    17,809       27,459        51,664       21,612       62,575       27,487
Net assets beginning of period         0            0             0            0            0            0
                                 -------      -------      --------      -------      -------      -------
Net assets end of period*.....   $17,809      $27,459      $ 51,664      $21,612      $62,575      $27,487
                                 =======      =======      ========      =======      =======      =======
Unit transactions:
Units outstanding beginning
 of period....................         0            0             0            0            0            0
Units issued during the period     2,395        3,120         7,448        2,260        8,825        3,533
Units redeemed during the
 period.......................      (405)        (584)         (993)        (243)      (1,105)        (446)
                                 -------      -------      --------      -------      -------      -------
Units outstanding end of
 period.......................     1,990        2,536         6,455        2,017        7,720        3,087
                                 =======      =======      ========      =======      =======      =======
----------
*Includes undistributed net
 investment income (loss) of:    $   (18)     $   539      $    106      $   404      $   193      $    76
                                 =======      =======      ========      =======      =======      =======

** Commencement of operations

                      See notes to financial statements.

                               MONY Variable Universal Life
-----------------------------------------------------------------------------------------
           MFS Variable Insurance Trust                     MONY Series Fund, Inc.
--------------------------------------------------  -------------------------------------
  Mid Cap        New                                 Government   Long Term      Money
   Growth     Discovery   Total Return  Utilities    Securities      Bond        Market
 Subaccount   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
------------ ------------ ------------ ------------ ------------ ------------ ------------
  For the      For the      For the      For the      For the      For the      For the
   period       period       period       period       period       period       period
February 15, February 15, February 8,  February 15, February 21, February 22, February 6,
   2002**       2002**       2002**       2002**       2002**       2002**       2002**
  through      through      through      through      through      through      through
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2002         2002         2002         2002         2002         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------
  $   (92)     $   (98)     $     62     $    46      $   (242)    $   (138)   $   1,834
   (1,719)        (381)         (478)        (48)          533          517            0

   (5,543)      (5,371)          418        (333)        2,820        3,521            0
  -------      -------      --------     -------      --------     --------    ---------

   (7,354)      (5,850)            2        (335)        3,111        3,900        1,834
  -------      -------      --------     -------      --------     --------    ---------
   44,470       37,517        83,121      11,102       116,848       53,372      909,463

   (9,076)      (5,800)      (19,612)     (2,371)      (22,389)     (10,633)    (120,169)
  -------      -------      --------     -------      --------     --------    ---------
   35,394       31,717        63,509       8,731        94,459       42,739      789,294
  -------      -------      --------     -------      --------     --------    ---------
   28,040       25,867        63,511       8,396        97,570       46,639      791,128
        0            0             0           0             0            0            0
  -------      -------      --------     -------      --------     --------    ---------
  $28,040      $25,867      $ 63,511     $ 8,396      $ 97,570     $ 46,639    $ 791,128
  =======      =======      ========     =======      ========     ========    =========
        0            0             0           0             0            0            0
    5,681        4,233         8,882       1,216        11,840        5,396       90,903
   (1,366)        (711)       (2,261)       (249)       (2,553)      (1,190)     (12,385)
  -------      -------      --------     -------      --------     --------    ---------
    4,315        3,522         6,621         967         9,287        4,206       78,518
  =======      =======      ========     =======      ========     ========    =========

  $   (92)     $   (98)     $     62     $    46      $   (242)    $   (138)   $   1,834
  =======      =======      ========     =======      ========     ========    =========

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                                              MONY Variable Universal Life
                               ----------------------------------------------------------
                                         The Universal Institutional Funds, Inc.
                               ----------------------------------------------------------
                                    Emerging          Global Value          U.S. Real
                                 Markets Equity          Equity              Estate
                                   Subaccount          Subaccount          Subaccount
                               ------------------- ------------------- -------------------
                                 For the period      For the period      For the period
                               February 15, 2002** February 28, 2002** February 26, 2002**
                                     through             through             through
                                  December 31,        December 31,        December 31,
                                      2002                2002                2002
                               ------------------- ------------------- -------------------
From operations:
Net investment income (loss)..       $   (79)            $   72              $ 1,698
Net realized gain (loss) on
 investments..................          (155)              (100)                (344)
Net change in unrealized
 appreciation (depreciation)
 of investments...............        (3,078)              (353)              (2,875)
                                     -------             ------              -------

Net increase (decrease) in
 net assets resulting from
 operations...................        (3,312)              (381)              (1,521)
                                     -------             ------              -------
From unit transactions:
 Net proceeds from the
   issuance of units..........        24,887              5,052               44,693
 Net asset value of units
   redeemed or used to meet
   contract obligations.......        (3,948)              (854)              (4,372)
                                     -------             ------              -------
Net increase from unit
 transactions.................        20,939              4,198               40,321
                                     -------             ------              -------
Net increase in net assets....        17,627              3,817               38,800
Net assets beginning of period             0                  0                    0
                                     -------             ------              -------
Net assets end of period*.....       $17,627             $3,817              $38,800
                                     =======             ======              =======
Unit transactions:
Units outstanding beginning
 of period....................             0                  0                    0
Units issued during the period         2,491                569                4,674
Units redeemed during the
 period.......................          (428)              (107)                (664)
                                     -------             ------              -------
Units outstanding end of
 period.......................         2,063                462                4,010
                                     =======             ======              =======
----------
*  Includes undistributed net
   investment income (loss)
   of:                               $   (79)            $   72              $ 1,698
                                     =======             ======              =======

** Commencement of operations

                      See notes to financial statements.

                                       MONY Variable Universal Life
---------------------------------------------------------------------------------------------------------
     PBHG Insurance Series Funds                  PIMCO Variable Insurance Trust
------------------------------------  ------------------------------------------------------
     Mid-Cap             Select             Global                            StocksPlus
      Value              Value               Bond           Real Return    Growth and Income
    Subaccount         Subaccount         Subaccount        Subaccount        Subaccount         Total
------------------ ------------------ ------------------- --------------- ------------------- ------------
  For the period     For the period     For the period    For the period    For the period
February 8, 2002** February 8, 2002** February 22, 2002** March 1, 2002** February 22, 2002**   For the
     through            through             through           through           through       period ended
   December 31,       December 31,       December 31,      December 31,      December 31,     December 31,
       2002               2002               2002              2002              2002             2002
------------------ ------------------ ------------------- --------------- ------------------- ------------

     $   (216)          $    72             $   391          $    969          $  1,835        $   10,482
       (3,446)             (302)                139               922            (2,899)          (22,178)
       (3,104)           (1,164)              2,729             1,940           (15,728)         (101,462)
     --------           -------             -------          --------          --------        ----------
       (6,766)           (1,394)              3,259             3,831           (16,792)         (113,158)
     --------           -------             -------          --------          --------        ----------
       92,582            21,101              30,678            80,313           159,685         2,719,981
      (22,282)           (3,252)             (3,433)          (26,001)          (26,199)         (456,038)
     --------           -------             -------          --------          --------        ----------
       70,300            17,849              27,245            54,312           133,486         2,263,943
     --------           -------             -------          --------          --------        ----------
       63,534            16,455              30,504            58,143           116,694         2,150,785
            0                 0                   0                 0                 0                 0
     --------           -------             -------          --------          --------        ----------
     $ 63,534           $16,455             $30,504          $ 58,143          $116,694        $2,150,785
     ========           =======             =======          ========          ========        ==========
            0                 0                   0                 0                 0
        9,975             2,476               2,889             7,603            17,379
       (2,629)             (413)               (327)           (2,553)           (3,252)
     --------           -------             -------          --------          --------
        7,346             2,063               2,562             5,050            14,127
     ========           =======             =======          ========          ========
     $   (216)          $    72             $   391          $    969          $  1,835        $   10,482
     ========           =======             =======          ========          ========        ==========

                                     MONY

                              Variable Account L

                         NOTES TO FINANCIAL STATEMENTS



1. Organization and Business:

   MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life) and MONY Survivorship Variable Universal Life. These policies are issued by MONY.

   For presentation purposes, the information related only to the MONY Variable Universal Life Insurance policies is presented here.

   There are thirty-five MONY Variable Universal Life subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), Alger American Fund, INVESCO Variable Investment Funds, Lord Abbett Series Fund, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, PBHG Insurance Series Funds, The Universal Institutional Funds, Inc., or Janus Aspen Series (collectively, the "Funds"). The Funds are registered under the 1940 Act as open end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

   These financial statements should be read in conjunction with the financial statements and footnotes of the Funds which were distributed by MONY to the Policyholders.

2. Significant Accounting Policies:

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

   The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset value is based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

  Investment Transactions and Investment Income:

   Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains from Portfolios of the Funds are recorded on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

  Taxes:

   MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)


attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3. Related Party Transactions:

   MONY is the legal owner of the assets held by the Variable Account.

   Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

   The cost of insurance, administration charges, mortality and expense risk charges and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the MONY Variable Universal Life Subaccounts for the period ended December 31, 2002 aggregated $288,347.

   MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.65% of average daily net assets of each of the MONY Variable Universal Life subaccounts. MONY Life Insurance Company of America (MONY America), a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund and receives amounts paid by the Fund for those services.

   Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

   MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders' accounts. During the period ended December 31, 2002, MONY received $288 in aggregate from certain Funds in connection with MONY Variable Universal Life subaccounts.

4. Investment Transactions:

   Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the period ended December 31, 2002 were as follows:

                                                 Cost of
                                             Shares Acquired
                                                (Excludes     Proceeds from
    MONY Variable Universal Life Subaccounts Reinvestments)  Shares Redeemed
    ---------------------------------------- --------------- ---------------
      Alger American Fund

      Balanced Portfolio....................    $ 31,737         $ 3,752
      Mid Cap Growth Portfolio..............      55,015           5,253

      Enterprise Accumulation Trust

      Equity Income Portfolio...............      31,082           4,861
      Growth and Income Portfolio...........      86,461          11,059
      Growth Portfolio......................     133,882          10,349
      Global Socially Responsive Portfolio..      19,598           5,123
      Managed Portfolio.....................      15,170           1,606
      Multi-Cap Growth Portfolio............      35,338           4,501

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)


4. Investment Transactions: (continued)

                                                 Cost of
                                             Shares Acquired
                                                (Excludes     Proceeds from
    MONY Variable Universal Life Subaccounts Reinvestments)  Shares Redeemed
    ---------------------------------------- --------------- ---------------
    Small Company Growth Portfolio..........    $ 66,772         $ 4,610
    Small Company Value Portfolio...........     111,073           8,452
    Total Return Bond Portfolio.............      40,767           5,789

    INVESCO Variable Insurance Funds

    Financial Services Portfolio............       9,330             554
    Health Sciences Portfolio...............      22,306             770
    Telecommunications Portfolio............      14,947           4,074

    Janus Aspen Series

    Capital Appreciation Portfolio..........      20,662           1,136
    Flexible Income Portfolio...............      29,320           3,407
    International Growth Portfolio..........      66,616           3,428

    Lord Abbett Series Fund

    Bond Debenture Portfolio................      21,608             789
    Growth and Income Portfolio.............      69,144           2,073
    Mid-Cap Value Portfolio.................      29,390           1,139

    MFS Variable Insurance Trust

    Mid Cap Growth Portfolio................      40,135           4,818
    New Discovery Portfolio.................      33,090           1,456
    Total Return Portfolio..................      67,374           3,985
    Utilities Portfolio.....................       8,999             290

    MONY Series Fund, Inc.

    Government Securities Portfolio.........     108,189          13,974
    Long Term Bond Portfolio................      50,229           7,614
    Money Market Portfolio..................     880,328          92,157

    The Universal Institutional Funds, Inc.

    Emerging Markets Equity Portfolio.......      22,151           1,281
    Global Value Equity Portfolio...........       4,747             557
    U.S. Real Estate Portfolio..............      43,387           3,149

    PBHG Insurance Series Funds

    Mid-Cap Value Portfolio.................      85,030          14,910
    Select Value Portfolio..................      18,961           1,142

    PIMCO Variable Insurance Trust

    Global Bond Portfolio...................      28,632           1,462
    Real Return Portfolio...................      72,667          18,475
    StocksPlus Growth and Income Portfolio..     145,383          12,268

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)



5. Financial Highlights:

   For a unit outstanding throughout the period ended December 31, 2002:

                                              At December 31, 2002      For the period ended December 31, 2002
                                          ----------------------------- -----------------------------------
                                                                        Investment
                                                             Net Assets   Income                       Total
MONY Variable Universal Life Subaccounts  Units  Unit Values   (000s)    Ratio*^    Expense Ratio**^ Return***
----------------------------------------  ------ ----------- ---------- ----------  ---------------- ---------
Alger American Fund

Balanced Subaccount (1)..................  3,008   $ 9.11       $ 27       0.84%          0.65%        (8.90)%
Mid Cap Growth Subaccount (2)............  5,358     7.57         41       0.00           0.65%       (24.30)

Enterprise Accumulation Trust

Equity Income Subaccount (3).............  2,679     8.53         23       1.88           0.65%       (14.70)
Growth and Income Subaccount (4).........  8,201     7.92         65       2.01           0.65%       (20.80)
Growth Subaccount (4).................... 13,686     8.00        109       0.61           0.65%       (20.00)
Global Socially Responsive Subaccount (4)  1,385     8.70         12       0.50           0.65%       (13.00)
Managed Subaccount (5)...................  1,521     8.35         13       1.58           0.65%       (16.50)
Multi-Cap Growth Subaccount (3)..........  3,463     7.03         24       0.00           0.65%       (29.70)
Small Company Growth Subaccount (4)......  6,471     8.05         52       0.00           0.65%       (19.50)
Small Company Value Subaccount (4)....... 10,407     9.34         97       0.67           0.65%        (6.60)
Total Return Bond Subaccount (10)........  3,459    10.60         37       3.52           0.65%         6.00

INVESCO Variable Investment Funds

Financial Services Subaccount (4)........    925     8.71          8       1.44           0.65%       (12.90)
Health Sciences Subaccount (4)...........  2,467     8.10         20       0.00           0.65%       (19.00)
Telecommunications Subaccount (3)........  1,132     6.38          7       0.00           0.65%       (36.20)

Janus Aspen Series

Capital Appreciation Subaccount (5)......  1,990     8.95         18       0.45           0.65%       (10.50)
Flexible Income Subaccount (1)...........  2,536    10.83         27       4.92           0.65%         8.30
International Growth Subaccount (1)......  6,455     8.00         52       0.97           0.65%       (20.00)

Lord Abbett Series Funds

Bond Debenture Subaccount (1)............  2,017    10.71         22       3.98           0.65%         7.10
Growth and Income Subaccount (6).........  7,720     8.11         63       1.31           0.65%       (18.90)
Mid-Cap Value Subaccount (7).............  3,087     8.90         27       1.52           0.65%       (11.00)

MFS Variable Insurance Trust

Mid Cap Growth Subaccount (3)............  4,315     6.50         28       0.00           0.65%       (35.00)
New Discovery Subaccount (3).............  3,522     7.35         26       0.00           0.65%       (26.50)
Total Return Subaccount (4)..............  6,621     9.59         64       0.51           0.65%        (4.10)
Utilities Subaccount (3).................    967     8.68          8       1.80           0.65%       (13.20)

MONY Series Fund, Inc.

Government Securities Subaccount (1).....  9,287    10.51         98       0.12           0.65%         5.10
Long Term Bond Subaccount (5)............  4,206    11.09         47       0.05           0.65%        10.90
Money Market Subaccount (8).............. 78,518    10.08        791       1.42           0.65%         0.80

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)


5. Financial Highlights: (continued)

                                                At December 31, 2002      For the period ended December 31, 2002
                                            ----------------------------- ------------------------------------
                                                                          Investment
                                                               Net Assets   Income                       Total
MONY Variable Universal Life Subaccounts    Units  Unit Values   (000s)    Ratio*/\  Expense Ratio**/\ Return***
----------------------------------------    ------ ----------- ---------- ---------- ----------------- ---------

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (3).....  2,063   $ 8.54       $ 18       0.00%         0.65%        (14.60)%
Global Value Equity Subaccount (9).........    462     8.27          4       2.47          0.65%        (17.30)
U.S. Real Estate Subaccount (2)............  4,010     9.68         39       7.04          0.65%         (3.20)

PBHG Insurance Series Fund

Mid-Cap Value Subaccount (4)...............  7,346     8.65         64       0.00          0.65%        (13.50)
Select Value Subaccount (4)................  2,063     7.98         16       1.85          0.65%        (20.20)

PIMCO Variable Insurance Trust

Global Bond Subaccount (5).................  2,562    11.90         31       2.68          0.65%         19.00
Real Return Subaccount (7).................  5,050    11.51         58       4.48          0.65%         15.10
StocksPlus Growth and Income Subaccount (5) 14,127     8.26        117       3.37          0.65%        (17.40)

----------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
/\ Annualized
(1)For the period February 21, 2002 (commencement of operations) through December 31, 2002
(2)For the period February 26, 2002 (commencement of operations) through December 31, 2002
(3)For the period February 15, 2002 (commencement of operations) through December 31, 2002
(4)For the period February 8, 2002 (commencement of operations) through December 31, 2002
(5)For the period February 22, 2002 (commencement of operations) through December 31, 2002
(6)For the period February 27, 2002 (commencement of operations) through December 31, 2002
(7)For the period March 1, 2002 (commencement of operations) through December 31, 2002
(8)For the period February 6, 2002 (commencement of operations) through December 31, 2002
(9)For the period February 28, 2002 (commencement of operations) through December 31, 2002
(10)For the period March 5, 2002 (commencement of operations) through December 31, 2002

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of MONY Variable Account L - MONY Survivorship Variable Universal Life

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the MONY Survivorship Variable Universal Life's Subaccounts of MONY Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 8, 2003

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     MONY

                              Variable Account L

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002

                                                            MONY Survivorship Variable Universal Life
                                                           --------------------------------------------------
                                                            Alger American Fund  Enterprise Accumulation Trust
                                                           --------------------  ----------------------------
                                                                       Mid Cap     Equity       Growth and
                                                            Balanced    Growth     Income         Income
                                                           Subaccount Subaccount Subaccount     Subaccount
                                                           ---------- ---------- ----------     ----------
                          ASSETS
Shares held in respective Funds...........................      422        665      1,718          1,622
                                                             ======    =======     ======         ======
Investments at cost.......................................   $4,955    $10,160     $7,128         $6,195
                                                             ======    =======     ======         ======
Investments in respective Funds, at net asset value.......   $4,767    $ 8,277     $7,251         $6,407
                                                             ------    -------     ------         ------
       Total assets.......................................    4,767      8,277      7,251          6,407
                                                             ------    -------     ------         ------
                       LIABILITIES
Amount due to MONY........................................        1          3          2              2
                                                             ------    -------     ------         ------
       Total liabilities..................................        1          3          2              2
                                                             ------    -------     ------         ------
Net assets................................................   $4,766    $ 8,274     $7,249         $6,405
                                                             ======    =======     ======         ======
Net assets consist of:
 Contractholders' net payments............................   $4,960    $10,281     $7,443         $6,777
 Undistributed net investment income (loss)...............       19        (16)        88             73
 Accumulated net realized loss on investments.............      (25)      (108)      (405)          (657)
 Net unrealized appreciation (depreciation) of investments     (188)    (1,883)       123            212
                                                             ------    -------     ------         ------
Net assets................................................   $4,766    $ 8,274     $7,249         $6,405
                                                             ======    =======     ======         ======
Number of units outstanding*..............................      528      1,110        816            809
                                                             ------    -------     ------         ------
Net asset value per unit outstanding*.....................   $ 9.02    $  7.46     $ 8.88         $ 7.91
                                                             ======    =======     ======         ======

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                     MONY

                              Variable Account L

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2002

                                                                  MONY Survivorship Variable Universal Life
                                                           ------------------------------------------------------

                                                                        Enterprise AccumulationTrust
                                                           ------------------------------------------------------
                                                                            Global        Multi-Cap  Small Company
                                                             Growth   Socially Responsive   Growth      Growth
                                                           Subaccount     Subaccount      Subaccount  Subaccount
                                                           ---------- ------------------- ---------- -------------
                          ASSETS
Shares held in respective Funds...........................      758            786           1,068        3,705
                                                             ======         ======         =======      =======
Investments at cost.......................................   $3,206         $7,576         $ 7,548      $24,646
                                                             ======         ======         =======      =======
Investments in respective Funds, at net asset value.......   $3,018         $6,736         $ 5,886      $22,155
                                                             ------         ------         -------      -------
       Total assets.......................................    3,018          6,736           5,886       22,155
                                                             ------         ------         -------      -------
                       LIABILITIES
Amount due to MONY........................................        1              2               2            7
                                                             ------         ------         -------      -------
       Total liabilities..................................        1              2               2            7
                                                             ------         ------         -------      -------
Net assets................................................   $3,017         $6,734         $ 5,884      $22,148
                                                             ======         ======         =======      =======
Net assets consist of:
 Contractholders' net payments............................   $3,205         $7,607         $ 7,620      $25,045
 Undistributed net investment income (loss)...............       12             12             (12)         (41)
 Accumulated net realized gain (loss) on investments......      (12)           (45)            (62)        (365)
 Net unrealized appreciation (depreciation) of investments     (188)          (840)         (1,662)      (2,491)
                                                             ------         ------         -------      -------
Net assets................................................   $3,017         $6,734         $ 5,884      $22,148
                                                             ======         ======         =======      =======
Number of units outstanding*..............................      319            811             810        2,865
                                                             ------         ------         -------      -------
Net asset value per unit outstanding*.....................   $ 9.44         $ 8.31         $  7.27      $  7.73
                                                             ======         ======         =======      =======

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                               MONY Survivorship Variable Universal Life
------------------------------------------------------------------------------------------------------
 Enterprise
Accumulation   INVESCO Variable
    Trust      Investment Fund            Janus Aspen Series               Lord Abbett Series Fund
------------- ------------------ ------------------------------------  -------------------------------
Small Company                      Capital     Flexible  International    Bond    Growth and  Mid-Cap
    Value     Financial Services Appreciation   Income      Growth     Debenture    Income     Value
 Subaccount       Subaccount      Subaccount  Subaccount  Subaccount   Subaccount Subaccount Subaccount
------------- ------------------ ------------ ---------- ------------- ---------- ---------- ----------
      370              625             564         273         127           87        304        351
   ======          =======         =======      ======      ======       ======     ======     ======
   $6,630          $ 7,606         $10,756      $3,444      $2,761       $  914     $6,312     $5,000
   ======          =======         =======      ======      ======       ======     ======     ======
   $6,352          $ 6,559         $ 9,723      $3,505      $2,179       $  931     $5,731     $4,875
   ------          -------         -------      ------      ------       ------     ------     ------
    6,352            6,559           9,723       3,505       2,179          931      5,731      4,875
   ------          -------         -------      ------      ------       ------     ------     ------
        2                2               3           1           0            0          1          2
   ------          -------         -------      ------      ------       ------     ------     ------
        2                2               3           1           0            0          1          2
   ------          -------         -------      ------      ------       ------     ------     ------
   $6,350          $ 6,557         $ 9,720      $3,504      $2,179       $  931     $5,730     $4,873
   ======          =======         =======      ======      ======       ======     ======     ======
   $6,125          $ 7,611         $10,799      $3,321      $2,824       $  894     $6,377     $4,992
      186               30               8          48          12           20         17         22
      317              (37)            (54)         74         (75)           0        (83)       (16)
     (278)          (1,047)         (1,033)         61        (582)          17       (581)      (125)
   ------          -------         -------      ------      ------       ------     ------     ------
   $6,350          $ 6,557         $ 9,720      $3,504      $2,179       $  931     $5,730     $4,873
   ======          =======         =======      ======      ======       ======     ======     ======
      747              786           1,112         319         275           89        708        501
   ------          -------         -------      ------      ------       ------     ------     ------
   $ 8.50          $  8.34         $  8.74      $10.98      $ 7.92       $10.42     $ 8.09     $ 9.71
   ======          =======         =======      ======      ======       ======     ======     ======

                                     MONY

                              Variable Account L

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2002

                                     MONY Survivorship Variable Universal Life
                               -------------------------------------------------------------

                               MFS Variable Insurance Trust      MONY Series Fund, Inc.
                               ---------------------------  --------------------------------

                                  New           Total       Government Long Term    Money
                               Discovery        Return      Securities    Bond      Market
                               Subaccount     Subaccount    Subaccount Subaccount Subaccount
                               ----------     ----------    ---------- ---------- ----------
           ASSETS
Shares held in respective
  Funds.......................      902            521         1,336          0**   78,884
                                =======         ======       =======     ======    =======
Investments at cost...........  $10,492         $9,336       $15,358     $    0    $78,884
                                =======         ======       =======     ======    =======
Investments in respective
  Funds, at net asset value...  $ 9,422         $8,934       $15,791     $    0    $78,884
                                -------         ------       -------     ------    -------
       Total assets...........    9,422          8,934        15,791          0     78,884
                                -------         ------       -------     ------    -------
         LIABILITIES
Amount due to MONY............        3              3             5          0         24
                                -------         ------       -------     ------    -------
       Total liabilities......        3              3             5          0         24
                                -------         ------       -------     ------    -------
Net assets....................  $ 9,419         $8,931       $15,786     $    0    $78,860
                                =======         ======       =======     ======    =======
Net assets consist of:
  Contractholders' net
   payments...................  $10,713         $9,376       $15,195     $ (131)   $78,566
  Undistributed net
   investment income (loss)...      (17)           (16)          (30)        (1)       294
  Accumulated net realized
   gain (loss) on investments.     (207)           (27)          188        132          0
  Net unrealized appreciation
   (depreciation) of
   investments................   (1,070)          (402)          433          0          0
                                -------         ------       -------     ------    -------
Net assets....................  $ 9,419         $8,931       $15,786     $    0    $78,860
                                =======         ======       =======     ======    =======
Number of units outstanding*..    1,203            965         1,509          0**    7,843
                                -------         ------       -------     ------    -------
Net asset value per unit
  outstanding*................  $  7.83         $ 9.25       $ 10.46     $10.76    $ 10.05
                                =======         ======       =======     ======    =======

----------
* Units outstanding have been rounded for presentation purposes.
**Rounds to less than one.

                      See notes to financial statements.

                       MONY Survivorship Variable Universal Life
--------------------------------------------------------------------------------------------------
The Universal Institutional
     Funds, Inc.            PBHG Insurance Series Funds  PIMCO Variable Insurance Trust
--------------------------  -------------------------   --------------------------------
 Emerging                                                                      StocksPlus
 Markets      U.S. Real      Mid-Cap        Select        Global               Growth and
  Equity        Estate        Value         Value          Bond    Real Return   Income
Subaccount    Subaccount    Subaccount    Subaccount    Subaccount Subaccount  Subaccount   Total
----------    ----------    ----------    ----------    ---------- ----------- ---------- --------
  1,174....      1,336         1,291             0**         444       2,147      2,396
 =======       =======       =======        ======        ======     =======    =======
$ 8,400....    $16,221       $15,071        $    0        $4,877     $24,691    $17,618   $315,785
 =======       =======       =======        ======        ======     =======    =======   ========
 $ 7,092       $15,139       $14,068        $    0        $5,194     $25,547    $17,372   $301,795
 -------       -------       -------        ------        ------     -------    -------   --------
   7,092        15,139        14,068             0         5,194      25,547     17,372    301,795
 -------       -------       -------        ------        ------     -------    -------   --------
       2             4             4             0             1           7          5         89
 -------       -------       -------        ------        ------     -------    -------   --------
       2             4             4             0             1           7          5         89
 -------       -------       -------        ------        ------     -------    -------   --------
 $ 7,090       $15,135       $14,064        $    0        $5,193     $25,540    $17,367   $301,706
 =======       =======       =======        ======        ======     =======    =======   ========
 $ 8,484       $15,659       $15,348        $ (684)       $4,787     $23,495    $18,344   $315,033
     (14)          724           (25)           (1)           56         445        279      2,172
     (72)         (166)         (256)          685            33         744     (1,010)    (1,509)
  (1,308)       (1,082)       (1,003)            0           317         856       (246)   (13,990)
 -------       -------       -------        ------        ------     -------    -------   --------
 $ 7,090       $15,135       $14,064        $    0        $5,193     $25,540    $17,367   $301,706
 =======       =======       =======        ======        ======     =======    =======   ========
     874         1,667         1,672             0**         456       2,219      2,168
 -------       -------       -------        ------        ------     -------    -------
 $  8.11       $  9.08       $  8.41        $10.18        $11.37     $ 11.51    $  8.01
 =======       =======       =======        ======        ======     =======    =======

                                     MONY

                              Variable Account L

                            STATEMENT OF OPERATIONS

                                                   MONY Survivorship Variable Universal Life
                               --------------------------------------------------------------------------------
                                    Alger American Fund                 Enterprise Accumulation Trust
                               -----------------------------  -------------------------------------------------
                                                  Mid Cap                      Growth and
                                  Balanced         Growth     Equity Income      Income
                                 Subaccount      Subaccount     Subaccount     Subaccount    Growth Subaccount
                               --------------- -------------- -------------- -------------- --------------------
                               For the period  For the period For the period For the period    For the period
                               April 3, 2002** May 2, 2002**  July 5, 2002** May 5, 2002**  September 10, 2002**
                                   through        through        through        through           through
                                December 31,    December 31,   December 31,   December 31,      December 31,
                                    2002            2002           2002           2002              2002
                               --------------- -------------- -------------- -------------- --------------------
Dividend income...............      $  25         $     0         $ 102          $  87             $  15
Distribution from net
  realized gains..............          0               0             0              0                 0
Mortality and expense risk
  charges.....................         (6)            (16)          (14)           (14)               (3)
                                    -----         -------         -----          -----             -----
Net investment income (loss)..         19             (16)           88             73                12
                                    -----         -------         -----          -----             -----
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
   investments................        (25)           (108)         (405)          (657)              (12)
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................       (188)         (1,883)          123            212              (188)
                                    -----         -------         -----          -----             -----
Net realized and unrealized
  gain (loss) on investments..       (213)         (1,991)         (282)          (445)             (200)
                                    -----         -------         -----          -----             -----
Net increase (decrease) in
  net assets resulting from
  operations..................      $(194)        $(2,007)        $(194)         $(372)            $(188)
                                    =====         =======         =====          =====             =====

** Commencement of operations

                      See notes to financial statements.

                                          MONY Survivorship Variable Universal Life
-----------------------------------------------------------------------------------------------------------------------------
                                                                     INVESCO
                                                                     Variable
                                                                    Investment
                  Enterprise Accumulation Trust                        Fund                   Janus Aspen Series
----------------------------------------------------------------  -------------- --------------------------------------------
      Global          Multi-Cap    Small Company   Small Company    Financial       Capital        Flexible     International
Socially Responsive     Growth         Growth          Value         Services     Appreciation      Income          Growth
    Subaccount        Subaccount     Subaccount     Subaccount      Subaccount     Subaccount     Subaccount      Subaccount
------------------- -------------- -------------- --------------- -------------- -------------- --------------- --------------
  For the period    For the period For the period For the period  For the period For the period For the period  For the period
   May 2, 2002**    May 2, 2002**  May 2, 2002**  April 3, 2002** May 2, 2002**  May 2, 2002**  April 3, 2002** May 29, 2002**
      through          through        through         through        through        through         through        through
   December 31,      December 31,   December 31,   December 31,    December 31,   December 31,   December 31,    December 31,
       2002              2002           2002           2002            2002           2002           2002            2002
------------------- -------------- -------------- --------------- -------------- -------------- --------------- --------------
       $  25           $     0        $     0          $  23         $    43        $    25          $ 54           $  17
           0                 0              0            172               0              0             0               0
         (13)              (12)           (41)            (9)            (13)           (17)           (6)             (5)
       -----           -------        -------          -----         -------        -------          ----           -----
          12               (12)           (41)           186              30              8            48              12
       -----           -------        -------          -----         -------        -------          ----           -----

         (45)              (62)          (365)           317             (37)           (54)           74             (75)

        (840)           (1,662)        (2,491)          (278)         (1,047)        (1,033)           61            (582)
       -----           -------        -------          -----         -------        -------          ----           -----

        (885)           (1,724)        (2,856)            39          (1,084)        (1,087)          135            (657)
       -----           -------        -------          -----         -------        -------          ----           -----

       $(873)          $(1,736)       $(2,897)         $ 225         $(1,054)       $(1,079)         $183           $(645)
       =====           =======        =======          =====         =======        =======          ====           =====

                                     MONY

                              Variable Account L

                      STATEMENT OF OPERATIONS (continued)


                                                   MONY Survivorship Variable Universal Life
                               --------------------------------------------------------------------------------
                                             Lord Abbett Series Fund               MFS Variable Insurance Trust
                               --------------------------------------------------  ----------------------------
                                                   Growth and                                         Total
                                Bond Debenture       Income        Mid-Cap Value   New Discovery      Return
                                  Subaccount       Subaccount       Subaccount       Subaccount     Subaccount
                               ----------------- --------------- ----------------- -------------- --------------
                                For the period   For the period   For the period   For the period For the period
                               August 21, 2002** April 3, 2002** August 21, 2002** May 29, 2002** May 2, 2002**
                                    through          through          through         through        through
                                 December 31,     December 31,     December 31,     December 31,   December 31,
                                     2002             2002             2002             2002           2002
                               ----------------- --------------- ----------------- -------------- --------------
Dividend income...............        $19             $  24            $  28          $     0         $   0
Distribution from net
  realized gains..............          2                 1                0                0             0
Mortality and expense risk
  charges.....................         (1)               (8)              (6)             (17)          (16)
                                      ---             -----            -----          -------         -----
Net investment income (loss)..         20                17               22              (17)          (16)
                                      ---             -----            -----          -------         -----
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
   investments................          0               (83)             (16)            (207)          (27)
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................         17              (581)            (125)          (1,070)         (402)
                                      ---             -----            -----          -------         -----
Net realized and unrealized
  gain (loss) on investments..         17              (664)            (141)          (1,277)         (429)
                                      ---             -----            -----          -------         -----
Net increase (decrease) in
  net assets resulting from
  operations..................        $37             $(647)           $(119)         $(1,294)        $(445)
                                      ===             =====            =====          =======         =====

** Commencement of operations

                      See notes to financial statements.

                                 MONY Survivorship Variable Universal Life
-----------------------------------------------------------------------------------------------------------
                                                       The Universal
            MONY Series Fund, Inc.               Institutional Funds, Inc.     PBHG Insurance Series Funds
---------------------------------------------  ----------------------------  ------------------------------
  Government         Long           Money         Emerging      U.S. Real
  Securities      Term Bond         Market     Markets Equity     Estate     Mid-Cap Value    Select Value
  Subaccount      Subaccount      Subaccount     Subaccount     Subaccount     Subaccount      Subaccount
  ----------   ---------------- -------------- -------------- -------------- -------------- ----------------
For the period  For the period  For the period For the period For the period For the period  For the period
May 29, 2002** August 5, 2002** July 3, 2002** May 2, 2002**  May 29, 2002** May 29, 2002** August 5, 2002**
   through         through         through        through        through        through         through
 December 31,    December 31,    December 31,   December 31,   December 31,   December 31,    December 31,
     2002            2002            2002           2002           2002           2002            2002
-------------- ---------------- -------------- -------------- -------------- -------------- ----------------
     $  0            $  0            $390         $     0        $   478        $     0           $  0
        0               0               0               0            268              0              0
      (30)             (1)            (96)            (14)           (22)           (25)            (1)
     ----            ----            ----         -------        -------        -------           ----
      (30)             (1)            294             (14)           724            (25)            (1)
     ----            ----            ----         -------        -------        -------           ----

      188             132               0             (72)          (166)          (256)           685

      433               0               0          (1,308)        (1,082)        (1,003)             0
     ----            ----            ----         -------        -------        -------           ----

      621             132               0          (1,380)        (1,248)        (1,259)           685
     ----            ----            ----         -------        -------        -------           ----

     $591            $131            $294         $(1,394)       $  (524)       $(1,284)          $684
     ====            ====            ====         =======        =======        =======           ====

                                     MONY

                              Variable Account L

                      STATEMENT OF OPERATIONS (continued)


                                        MONY Survivorship Variable Universal Life
                               ----------------------------------------------------------
                                       PIMCO Variable Insurance Trust
                               ---------------------------------------------
                                                                StocksPlus
                                                                Growth and
                                Global Bond     Real Return       Income
                                 Subaccount     Subaccount      Subaccount       Total
                               -------------- --------------- --------------- ------------
                               For the period For the period  For the period
                               May 29, 2002** April 3, 2002** April 3, 2002**   For the
                                  through         through         through     period ended
                                December 31,   December 31,    December 31,   December 31,
                                    2002           2002            2002           2002
                               -------------- --------------- --------------- ------------
Dividend income...............      $ 39          $  439          $   312       $  2,145
Distribution from net
  realized gains..............        22              45                0            510
Mortality and expense risk
  charges.....................        (5)            (39)             (33)          (483)
                                    ----          ------          -------       --------
Net investment income.........        56             445              279          2,172
                                    ----          ------          -------       --------
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
   investments................        33             744           (1,010)        (1,509)
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................       317             856             (246)       (13,990)
                                    ----          ------          -------       --------
Net realized and unrealized
  gain (loss) on investments..       350           1,600           (1,256)       (15,499)
                                    ----          ------          -------       --------
Net increase (decrease) in
  net assets resulting from
  operations..................      $406          $2,045          $  (977)      $(13,327)
                                    ====          ======          =======       ========

----------
** Commencement of operations

                      See notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     MONY

                              Variable Account L

                      STATEMENT OF CHANGES IN NET ASSETS

                                                   MONY Survivorship Variable Universal Life
                               --------------------------------------------------------------------------------

                                    Alger American Fund                 Enterprise Accumulation Trust
                               -----------------------------  -------------------------------------------------

                                                  Mid Cap         Equity       Growth and
                                  Balanced         Growth         Income         Income            Growth
                                 Subaccount      Subaccount     Subaccount     Subaccount        Subaccount
                               --------------- -------------- -------------- -------------- --------------------
                               For the period  For the period For the period For the period    For the period
                               April 3, 2002** May 2, 2002**  July 5, 2002** May 5, 2002**  September 10, 2002**
                                   through        through        through        through           through
                                December 31,    December 31,   December 31,   December 31,      December 31,
                                    2002            2002           2002           2002              2002
                               --------------- -------------- -------------- -------------- --------------------
From operations:
 Net investment income (loss).     $   19         $   (16)       $    88        $    73            $   12
 Net realized gain (loss) on
   investments................        (25)           (108)          (405)          (657)              (12)
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................       (188)         (1,883)           123            212              (188)
                                   ------         -------        -------        -------            ------
Net increase (decrease) in
 net assets resulting from
 operations...................       (194)         (2,007)          (194)          (372)             (188)
                                   ------         -------        -------        -------            ------
From unit transactions:
 Net proceeds from the
   issuance of units..........      5,220          10,848         15,676         14,835             3,467
 Net asset value of units
   redeemed or used to meet
   contract obligations.......       (260)           (567)        (8,233)        (8,058)             (262)
                                   ------         -------        -------        -------            ------
Net increase from unit
 transactions.................      4,960          10,281          7,443          6,777             3,205
                                   ------         -------        -------        -------            ------
Net increase in net assets....      4,766           8,274          7,249          6,405             3,017
Net assets beginning of period          0               0              0              0                 0
                                   ------         -------        -------        -------            ------
Net assets end of period*.....     $4,766         $ 8,274        $ 7,249        $ 6,405            $3,017
                                   ======         =======        =======        =======            ======
Unit transactions:
Units outstanding beginning
 of period....................          0               0              0              0                 0
Units issued during the period        556           1,179          1,711          1,793               346
Units redeemed during the
 period.......................        (28)            (69)          (895)          (984)              (27)
                                   ------         -------        -------        -------            ------
Units outstanding end of
 period.......................        528           1,110            816            809               319
                                   ======         =======        =======        =======            ======
----------
*  Includes undistributed net
   investment income (loss)
   of:                             $   19         $   (16)       $    88        $    73            $   12
                                   ======         =======        =======        =======            ======

** Commencement of operations

                      See notes to financial statements.

                                           MONY Survivorship Variable Universal Life
------------------------------------------------------------------------------------------------------------------------------
                                                                      INVESCO
                                                                     Variable
                  Enterprise Accumulation Trust                   Investment Fund              Janus Aspen Series
----------------------------------------------------------------  --------------- --------------------------------------------
                                       Small           Small
      Global          Multi-Cap       Company         Company        Financial       Capital        Flexible     International
Socially Responsive     Growth         Growth          Value         Services      Appreciation      Income          Growth
    Subaccount        Subaccount     Subaccount     Subaccount      Subaccount      Subaccount     Subaccount      Subaccount
------------------- -------------- -------------- --------------- --------------- -------------- --------------- --------------
  For the period    For the period For the period For the period  For the period  For the period For the period  For the period
   May 2, 2002**    May 2, 2002**  May 2, 2002**  April 3, 2002**  May 2, 2002**  May 2, 2002**  April 3, 2002** May 29, 2002**
      through          through        through         through         through        through         through        through
   December 31,      December 31,   December 31,   December 31,    December 31,    December 31,   December 31,    December 31,
       2002              2002           2002           2002            2002            2002           2002            2002
------------------- -------------- -------------- --------------- --------------- -------------- --------------- --------------
      $   12           $   (12)       $   (41)        $   186         $    30        $     8         $    48         $   12
         (45)              (62)          (365)            317             (37)           (54)             74            (75)

        (840)           (1,662)        (2,491)           (278)         (1,047)        (1,033)             61           (582)
      ------           -------        -------         -------         -------        -------         -------         ------

        (873)           (1,736)        (2,897)            225          (1,054)        (1,079)            183           (645)
      ------           -------        -------         -------         -------        -------         -------         ------
       7,996             7,997         26,609          13,989           7,996         11,465          10,617          3,150

        (389)             (377)        (1,564)         (7,864)           (385)          (666)         (7,296)          (326)
      ------           -------        -------         -------         -------        -------         -------         ------
       7,607             7,620         25,045           6,125           7,611         10,799           3,321          2,824
      ------           -------        -------         -------         -------        -------         -------         ------
       6,734             5,884         22,148           6,350           6,557          9,720           3,504          2,179
           0                 0              0               0               0              0               0              0
      ------           -------        -------         -------         -------        -------         -------         ------
      $6,734           $ 5,884        $22,148         $ 6,350         $ 6,557        $ 9,720         $ 3,504         $2,179
      ======           =======        =======         =======         =======        =======         =======         ======
           0                 0              0               0               0              0               0              0
         855               854          3,067           1,669             829          1,184           1,012            315
         (44)              (44)          (202)           (922)            (43)           (72)           (693)           (40)
      ------           -------        -------         -------         -------        -------         -------         ------
         811               810          2,865             747             786          1,112             319            275
      ======           =======        =======         =======         =======        =======         =======         ======

      $   12           $   (12)       $   (41)        $   186         $    30        $     8         $    48         $   12
      ======           =======        =======         =======         =======        =======         =======         ======

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)


                                                   MONY Survivorship Variable Universal Life
                               --------------------------------------------------------------------------------

                                             Lord Abbett Series Fund               MFS Variable Insurance Trust
                               --------------------------------------------------  ----------------------------
                                     Bond          Growth and         Mid-Cap           New           Total
                                   Debenture         Income            Value         Discovery        Return
                                  Subaccount       Subaccount       Subaccount       Subaccount     Subaccount
                               ----------------- --------------- ----------------- -------------- --------------
                                For the period   For the period   For the period   For the period For the period
                               August 21, 2002** April 3, 2002** August 21, 2002** May 29, 2002** May 2, 2002**
                                    through          through          through         through        through
                                 December 31,     December 31,     December 31,     December 31,   December 31,
                                     2002             2002             2002             2002           2002
                               ----------------- --------------- ----------------- -------------- --------------
From operations:
 Net investment income (loss).       $ 20            $   17           $   22          $   (17)        $  (16)
 Net realized gain (loss) on
   investments................          0               (83)             (16)            (207)           (27)
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................         17              (581)            (125)          (1,070)          (402)
                                     ----            ------           ------          -------         ------
Net increase (decrease) in
 net assets resulting from
 operations...................         37              (647)            (119)          (1,294)          (445)
                                     ----            ------           ------          -------         ------
From unit transactions:
 Net proceeds from the
   issuance of units..........        938             6,790            5,343           11,594          9,871
 Net asset value of units
   redeemed or used to meet
   contract obligations.......        (44)             (413)            (351)            (881)          (495)
                                     ----            ------           ------          -------         ------
Net increase (decrease) from
 unit transactions............        894             6,377            4,992           10,713          9,376
                                     ----            ------           ------          -------         ------
Net increase in net assets....        931             5,730            4,873            9,419          8,931
Net assets beginning of period          0                 0                0                0              0
                                     ----            ------           ------          -------         ------
Net assets end of period*.....       $931            $5,730           $4,873          $ 9,419         $8,931
                                     ====            ======           ======          =======         ======
Unit transactions:
Units outstanding beginning
 of period....................          0                 0                0                0              0
Units issued during the period         93               758              538            1,313          1,018
Units redeemed during the
 period.......................         (4)              (50)             (37)            (110)           (53)
                                     ----            ------           ------          -------         ------
Units outstanding end of
 period.......................         89               708              501            1,203            965
                                     ====            ======           ======          =======         ======
----------
*  Includes undistributed net
   investment income (loss)
   of:                               $ 20            $   17           $   22          $   (17)        $  (16)
                                     ====            ======           ======          =======         ======

** Commencement of operations

                      See notes to financial statements.

                                 MONY Survivorship Variable Universal Life
-----------------------------------------------------------------------------------------------------------
                                                The Universal Institutional
            MONY Series Fund, Inc.                      Funds, Inc.            PBHG Insurance Series Funds
---------------------------------------------  ----------------------------  ------------------------------
  Government         Long           Money         Emerging      U.S. Real       Mid-Cap          Select
  Securities      Term Bond         Market     Markets Equity     Estate         Value           Value
  Subaccount      Subaccount      Subaccount     Subaccount     Subaccount     Subaccount      Subaccount
  ----------   ---------------- -------------- -------------- -------------- -------------- ----------------
For the period  For the period  For the period For the period For the period For the period  For the period
May 29, 2002** August 5, 2002** July 3, 2002** May 2, 2002**  May 29, 2002** May 29, 2002** August 5, 2002**
   through         through         through        through        through        through         through
 December 31,    December 31,    December 31,   December 31,   December 31,   December 31,    December 31,
     2002            2002            2002           2002           2002           2002            2002
-------------- ---------------- -------------- -------------- -------------- -------------- ----------------
   $   (30)        $    (1)        $    294       $   (14)       $   724        $   (25)        $    (1)
       188             132                0           (72)          (166)          (256)            685

       433               0                0        (1,308)        (1,082)        (1,003)              0
   -------         -------         --------       -------        -------        -------         -------

       591             131              294        (1,394)          (524)        (1,284)            684
   -------         -------         --------       -------        -------        -------         -------
    23,732           7,019          161,405         8,977         16,983         16,633           6,896

    (8,537)         (7,150)         (82,839)         (493)        (1,324)        (1,285)         (7,580)
   -------         -------         --------       -------        -------        -------         -------
    15,195            (131)          78,566         8,484         15,659         15,348            (684)
   -------         -------         --------       -------        -------        -------         -------
    15,786               0           78,860         7,090         15,135         14,064               0
         0               0                0             0              0              0               0
   -------         -------         --------       -------        -------        -------         -------
   $15,786         $     0         $ 78,860       $ 7,090        $15,135        $14,064         $     0
   =======         =======         ========       =======        =======        =======         =======
         0               0                0             0              0              0               0
     2,340             710           16,122           931          1,816          1,826             710
      (831)           (710)          (8,279)          (57)          (149)          (154)           (710)
   -------         -------         --------       -------        -------        -------         -------
     1,509               0            7,843           874          1,667          1,672               0
   =======         =======         ========       =======        =======        =======         =======

   $   (30)        $    (1)        $    294       $   (14)       $   724        $   (25)        $    (1)
   =======         =======         ========       =======        =======        =======         =======

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                                                    MONY Survivorship Variable Universal Life
                                         --------------------------------------------------------------
                                                  PIMCO Variable Insurance Trust
                                         -----------------------------------------------
                                             Global                        StocksPlus
                                              Bond        Real Return   Growth and Income
                                           Subaccount     Subaccount       Subaccount         Total
                                         -------------- --------------- ----------------- --------------
                                         For the period For the period
                                         May 29, 2002** April 3, 2002**  For the period   For the period
                                            through         through      April 3, 2002**      ended
                                          December 31,   December 31,   through December   December 31,
                                              2002           2002           31, 2002           2002
                                         -------------- --------------- ----------------- --------------
From operations:
 Net investment income..................     $   56        $    445          $   279        $   2,172
 Net realized gain (loss) on investments         33             744           (1,010)          (1,509)
 Net change in unrealized appreciation
   (depreciation) of investments........        317             856             (246)         (13,990)
                                             ------        --------          -------        ---------
Net increase (decrease) in net assets
 resulting from operations..............        406           2,045             (977)         (13,327)
                                             ------        --------          -------        ---------
From unit transactions:
 Net proceeds from the issuance of units      5,331          39,864           27,562          488,803
 Net asset value of units redeemed or
   used to meet contract obligations....       (544)        (16,369)          (9,218)        (173,770)
                                             ------        --------          -------        ---------
Net increase from unit transactions.....      4,787          23,495           18,344          315,033
                                             ------        --------          -------        ---------
Net increase in net assets..............      5,193          25,540           17,367          301,706
Net assets beginning of period..........          0               0                0                0
                                             ------        --------          -------        ---------
Net assets end of period*...............     $5,193        $ 25,540          $17,367        $ 301,706
                                             ======        ========          =======        =========
Unit transactions:
Units outstanding beginning of period...          0               0                0
Units issued during the period..........        507           3,707            3,322
Units redeemed during the period........        (51)         (1,488)          (1,154)
                                             ------        --------          -------
Units outstanding end of period.........        456           2,219            2,168
                                             ======        ========          =======
----------
*  Includes undistributed net
   investment income of:                     $   56        $    445          $   279        $   2,172
                                             ======        ========          =======        =========

** Commencement of operations

                      See notes to financial statements.

                                     MONY

                              Variable Account L

                         NOTES TO FINANCIAL STATEMENTS


1. Organization and Business:

   MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life) and MONY Survivorship Variable Universal Life. These policies are issued by MONY. For presentation purposes, the information related only to the MONY Survivorship Variable Universal Life Insurance policies is presented here.

   There are thirty-five MONY Survivorship Variable Universal Life subaccounts available within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), Alger American Fund, INVESCO Variable Investment Fund, Lord Abbett Series Fund, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, PBHG Insurance Series Funds, The Universal Institutional Funds, Inc. or Janus Aspen Series (collectively, the "Funds"). The Funds are registered under the 1940 Act as open end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

   These financial statements should be read in conjunction with the financial statements and footnotes of the Fund, which were distributed by MONY to the Policyholders.

2. Significant Accounting Policies:

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

   The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset value is based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolios, the net asset value is based on the amortized cost of the securities held, which approximates market value.

  Investment Transactions and Investment Income:

   Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains from Portfolios of the Funds are recorded on ex-dividend date. Investment income includes net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

  Taxes:

   MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)



3. Related Party Transactions:

   MONY is the legal owner of the assets held by the Variable Account.

   Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

   The cost of insurance, administration charges, mortality and expense risk charges and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the MONY Survivorship Variable Universal Life Subaccounts for the period ended December 31, 2002 aggregated $18,435.

   MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% of average daily net assets of each of the MONY Survivorship Variable Universal Life subaccounts. MONY Life Insurance Company of America (MONY America), a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund and receives amounts paid by the Fund for those services.

   Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

   MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders' accounts. During the period ended December 31, 2002, MONY received $54 in aggregate from certain Funds in connection with MONY Survivorship Variable Universal Life subaccounts.

4. Investment Transactions:

   Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the period ended December 31, 2002 were as follows:

                                                          Cost of
                                                      Shares Acquired
                                                         (Excludes     Proceeds from
MONY Survivorship Variable Universal Life Subaccounts Reinvestments)  Shares Redeemed
----------------------------------------------------- --------------- ---------------

        Alger American Fund

        Balanced Portfolio...........................     $ 5,220         $  265
        Mid-Cap Growth Portfolio.....................      10,805            537

        Enterprise Accumulation Trust

        Equity Income Portfolio......................      15,778          8,347
        Growth and Income Portfolio..................      15,051          8,286
        Growth Portfolio.............................       3,468            265
        Global Socially Responsive Portfolio.........       7,954            358
        Multi-Cap Growth Portfolio...................       7,954            344
        Small Company Growth Portfolio...............      26,527          1,516
        Small Company Value Portfolio................      14,105          7,987

        INVESCO Variable Insurance Fund

        Financial Services Portfolio.................       7,953            353

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)


4. Investment Transactions: (continued)

                                                          Cost of
                                                      Shares Acquired
                                                         (Excludes     Proceeds from
MONY Survivorship Variable Universal Life Subaccounts Reinvestments)  Shares Redeemed
----------------------------------------------------- --------------- ---------------

       Janus Aspen Series

       Capital Appreciation Portfolio................    $ 11,422         $   637
       Flexible Income Portfolio.....................      10,633           7,317
       International Growth Portfolio................       3,150             331

       Lord Abbett Series Funds

       Bond Debenture Portfolio......................         938              45
       Growth and Income Portfolio...................       6,790             420
       Mid-Cap Value Portfolio.......................       5,343             355

       MFS Variable Insurance Trust
       New Discovery Portfolio.......................      11,595             896
       Total Return Portfolio........................       9,828             465

       MONY Series Fund, Inc.
       Government Securities Portfolio...............      23,731           8,561
       Long Term Bond Portfolio......................       7,097           7,229
       Money Market Portfolio........................     161,405          82,911

       The Universal Institutional Funds, Inc.

       Emerging Markets Equity Portfolio.............       8,930             458
       U.S. Real Estate Portfolio....................      16,982           1,341

       PBHG Insurance Series Funds

       Mid-Cap Value Portfolio.......................      16,633           1,306
       Select Value Portfolio........................       7,098           7,783

       PIMCO Variable Insurance Trust

       Global Bond Portfolio.........................       5,331             548
       Real Return Portfolio.........................      39,836          16,374
       StocksPlus Growth and Income Portfolio........      27,910           9,594

5. Financial Highlights:

   For a unit outstanding throughout the period ended December 31, 2002:

                                                       At December 31, 2002   For the period ended December 31, 2002
                                                      ----------------------- ------------------------------------
                                                                              Investment
                                                             Unit  Net Assets   Income      Expense       Total
MONY Survivorship Variable Universal Life Subaccounts Units Values   (000s)    Ratio*^      Ratio**^    Return***
----------------------------------------------------- ----- ------ ---------- ----------    --------    ---------

            Alger American Fund

            Balanced Subaccount (1)..................   528 $9.02     $ 5        1.46%        0.35%       (9.80)%
            Mid-Cap Growth Subaccount (2)............ 1,110  7.46       8        0.00         0.35%      (25.40)

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)


5. Financial Highlights: (continued)

                                                       At December 31, 2002   For the period ended December 31, 2002
                                                      ----------------------- ------------------------------------
                                                                              Investment
                                                             Unit  Net Assets   Income       Expense       Total
MONY Survivorship Variable Universal Life Subaccounts Units Values   (000s)    Ratio*/\     Ratio**/\    Return***
----------------------------------------------------- ----- ------ ---------- ----------    ---------    ---------

     Enterprise Accumulation Trust

     Equity Income Subaccount (3)....................   816 $ 8.88    $ 7        2.55%        0.35%       (11.20)%
     Growth and Income Subaccount (4)................   809   7.91      6        2.18         0.35%       (20.90)
     Growth Subaccount (5)...........................   319   9.44      3        1.75         0.35%        (5.60)
     Global Socially Responsive Subaccount (2).......   811   8.31      7        0.67         0.35%       (16.90)
     Multi-Cap Growth Subaccount (2).................   810   7.27      6        0.00         0.35%       (27.30)
     Small Company Growth Subaccount (2)............. 2,865   7.73     22        0.00         0.35%       (22.70)
     Small Company Value Subaccount (1)..............   747   8.50      6        0.89         0.35%       (15.00)

     INVESCO Variable Investment Fund

     Financial Services Subaccount (2)...............   786   8.34      7        1.16         0.35%       (16.60)

     Janus Aspen Series

     Capital Appreciation Subaccount (2)............. 1,112   8.74     10        0.51         0.35%       (12.60)
     Flexible Income Subaccount (1)..................   319  10.98      4        3.15         0.35%         9.80
     International Growth Subaccount (6).............   275   7.92      2        1.19         0.35%       (20.80)

     Lord Abbett Series Funds

     Bond Debenture Subaccount (7)...................    89  10.42      1        6.65         0.35%         4.20
     Growth and Income Subaccount (1)................   708   8.09      6        1.05         0.35%       (19.10)
     Mid-Cap Value Subaccount (7)....................   501   9.71      5        1.63         0.35%        (2.90)

     MFS Variable Insurance Trust
     New Discovery Subaccount (6).................... 1,203   7.83      9        0.00         0.35%       (21.70)
     Total Return Subaccount (2).....................   965   9.25      9        0.00         0.35%        (7.50)

     MONY Series Fund, Inc.

     Government Securities Subaccount (6)............ 1,509  10.46     16        0.00         0.35%         4.60
     Long Term Bond Subaccount (8)...................     0  10.76      0        0.00         0.35%         7.60
     Money Market Subaccount......................... 7,843  10.05     79        1.42         0.35%         0.50

     The Universal Institutional Funds, Inc.
     Emerging Markets Equity Subaccount (2)..........   874   8.11      7        0.00         0.35%       (18.90)
     U.S. Real Estate Subaccount (6)................. 1,667   9.08     15        7.60         0.35%        (9.20)

     PBHG Insurance Series Funds
     Mid Cap Value Subaccount (6).................... 1,672   8.41     14        0.00         0.35%       (15.90)
     Select Value Subaccount (8).....................     0  10.18      0        0.00         0.35%         1.80

     PIMCO Variable Insurance Trust
     Global Bond Subaccount (6)......................   456  11.37      5        2.73         0.35%        13.70
     Real Return Subaccount (1)...................... 2,219  11.51     26        3.94         0.35%        15.10
     StocksPlus Growth and Income Subaccount (1)..... 2,168   8.01     17        3.31         0.35%       (19.90)

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)


----------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
****Commencement of operations
/\  Annualized
(1) For the period April 3, 2002**** through December 31, 2002
(2) For the period May 2, 2002**** through December 31, 2002
(3) For the period July 5, 2002**** through December 31, 2002
(4) For the period May 5, 2002**** through December 31, 2002
(5) For the period September 10, 2002**** through December 31, 2002
(6) For the period May 29, 2002**** through December 31, 2002
(7) For the period August 21, 2002**** through December 31, 2002
(8) For the period August 5, 2002**** through December 31, 2002

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of MONY Variable Account L -- MONY Custom Equity Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of MONY Custom Equity Master's Subaccounts of MONY Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 8, 2003

                                     MONY

                              Variable Account L

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002

                                                     MONY Custom Equity Master
                               ---------------------------------------------------------------------
                                                                                    Enterprise
                                          MONY Series Fund, Inc.                Accumulation Trust
                               --------------------------------------------- -----------------------
                               Intermediate Long Term  Government   Money               Small Company
                                Term Bond      Bond    Securities   Market     Equity       Value
                                Subaccount  Subaccount Subaccount Subaccount Subaccount  Subaccount
                               ------------ ---------- ---------- ---------- ---------- -------------
           ASSETS
Shares held in respective
  Funds.......................     11,820      11,622     18,118   1,041,173    52,361      22,655
                                 ========    ========   ========  ========== =========    ========
Investments at cost...........   $132,042    $155,328   $207,425  $1,041,173 $ 911,680    $445,415
                                 ========    ========   ========  ========== =========    ========
Investments in respective
  Funds, at net asset value...   $139,827    $168,860   $214,154  $1,041,173 $ 640,894    $388,752
Amount due from MONY..........          4           3         14           0        74          52
Amount due from respective
  Funds.......................         38           4         16          40     2,586          47
                                 --------    --------   --------  ---------- ---------    --------
       Total assets...........    139,869     168,867    214,184   1,041,213   643,554     388,851
                                 --------    --------   --------  ---------- ---------    --------
         LIABILITIES
Amount due to MONY............        116          98        137         624     2,969         269
Amount due to respective Funds          4           3         14           0        74          52
                                 --------    --------   --------  ---------- ---------    --------
       Total liabilities......        120         101        151         624     3,043         321
                                 --------    --------   --------  ---------- ---------    --------
Net assets....................   $139,749    $168,766   $214,033  $1,040,589 $ 640,511    $388,530
                                 ========    ========   ========  ========== =========    ========
Net assets consist of:
  Contractholders' net
   payments...................   $126,355    $148,476   $202,340  $1,013,454 $ 963,642    $418,553
  Undistributed net
   investment income..........      4,531       5,621      3,263      27,135    99,885      57,151
  Accumulated net realized
   gain (loss) on investments.      1,078       1,137      1,701           0  (152,230)    (30,511)
  Net unrealized appreciation
   (depreciation) of
   investments................      7,785      13,532      6,729           0  (270,786)    (56,663)
                                 --------    --------   --------  ---------- ---------    --------
Net assets....................   $139,749    $168,766   $214,033  $1,040,589 $ 640,511    $388,530
                                 ========    ========   ========  ========== =========    ========
Number of units outstanding*..     11,293      12,772     17,384      96,370   132,826      38,844
                                 --------    --------   --------  ---------- ---------    --------
Net asset value per unit
  outstanding*................   $  12.37    $  13.21   $  12.31  $    10.80 $    4.82    $  10.00
                                 ========    ========   ========  ========== =========    ========

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                   MONY Custom Equity Master
----------------------------------------------------------------------------------------------

                                 Enterprise Accumulation Trust
----------------------------------------------------------------------------------------------
           International High Yield            Growth and Small Company   Equity     Capital
 Managed      Growth        Bond      Growth     Income      Growth       Income   Appreciation
Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount   Subaccount  Subaccount
---------- ------------- ---------- ---------- ---------- ------------- ---------- ------------

   21,784      34,157       40,679    171,492    134,165      52,438       29,052      65,586
 ========    ========     ========  =========  =========    ========     ========    ========
 $426,340    $149,632     $173,132  $ 849,103  $ 680,044    $380,623     $142,329    $373,727
 ========    ========     ========  =========  =========    ========     ========    ========

 $332,858    $118,185     $164,341  $ 682,539  $ 529,952    $313,577     $122,597    $310,224
       21           2            0         90         42          25           11          14
       12          13           11         51      6,453       1,374           14          29
 --------    --------     --------  ---------  ---------    --------     --------    --------
  332,891     118,200      164,352    682,680    536,447     314,976      122,622     310,267
 --------    --------     --------  ---------  ---------    --------     --------    --------

      198          81          103        446      6,760       1,553           83         209
       21           2            0         90         42          25           11          14
 --------    --------     --------  ---------  ---------    --------     --------    --------
      219          83          103        536      6,802       1,578           94         223
 --------    --------     --------  ---------  ---------    --------     --------    --------
 $332,672    $118,117     $164,249  $ 682,144  $ 529,645    $313,398     $122,528    $310,044
 ========    ========     ========  =========  =========    ========     ========    ========

 $422,203    $161,815     $160,848  $ 885,426  $ 714,565    $393,362     $144,770    $405,549
   24,344      11,327       14,514        607      6,014       6,368        1,355       1,950

  (20,393)    (23,578)      (2,322)   (37,325)   (40,842)    (19,286)      (3,865)    (33,952)

  (93,482)    (31,447)      (8,791)  (166,564)  (150,092)    (67,046)     (19,732)    (63,503)
 --------    --------     --------  ---------  ---------    --------     --------    --------
 $332,672    $118,117     $164,249  $ 682,144  $ 529,645    $313,398     $122,528    $310,044
 ========    ========     ========  =========  =========    ========     ========    ========
   46,292      22,624       15,634    105,572     81,345      42,606       15,612      48,771
 --------    --------     --------  ---------  ---------    --------     --------    --------
 $   7.19    $   5.22     $  10.50  $    6.46  $    6.51    $   7.36     $   7.85    $   6.36
 ========    ========     ========  =========  =========    ========     ========    ========

                                     MONY

                              Variable Account L

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2002


                                                   MONY Custom Equity Master
                               -----------------------------------------------------------------
                                                 Enterprise Accumulation Trust
                               -----------------------------------------------------------------

                               Multi-Cap              Emerging  Worldwide   Mid-Cap     Total
                                 Growth    Balanced  Countries    Growth     Growth     Return
                               Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                               ---------- ---------- ---------- ---------- ---------- ----------
           ASSETS
Shares held in respective
  Funds.......................    62,868     22,757       542      1,273      5,421         21
                               =========   ========    ======    =======    =======     ======
Investments at cost........... $ 487,310   $104,854    $4,752    $10,064    $35,945     $  216
                               =========   ========    ======    =======    =======     ======
Investments in respective
  Funds, at net asset value... $ 346,401   $ 96,489    $4,286    $ 8,553    $28,733     $  219
Amount due from MONY..........        57         26         0          0          4          0
Amount due from respective
  Funds.......................        27         15         0          0          3          0
                               ---------   --------    ------    -------    -------     ------
       Total assets...........   346,485     96,530     4,286      8,553     28,740        219
                               ---------   --------    ------    -------    -------     ------
         LIABILITIES
Amount due to MONY............       227         68         3          5         20          0
Amount due to respective Funds        57         26         0          0          4          0
                               ---------   --------    ------    -------    -------     ------
       Total liabilities......       284         94         3          5         24          0
                               ---------   --------    ------    -------    -------     ------
Net assets.................... $ 346,201   $ 96,436    $4,283    $ 8,548    $28,716     $  219
                               =========   ========    ======    =======    =======     ======
Net assets consist of:
  Contractholders' net
   payments................... $ 567,657   $105,381    $4,796    $10,303    $37,171     $  210
  Undistributed net
   investment income (loss)...    (3,058)     1,856       (12)       (38)      (144)         6
  Accumulated net realized
   gain (loss) on investments.   (77,489)    (2,436)      (35)      (206)    (1,099)         0
  Net unrealized appreciation
   (depreciation) of
   investments................  (140,909)    (8,365)     (466)    (1,511)    (7,212)         3
                               ---------   --------    ------    -------    -------     ------
Net assets.................... $ 346,201   $ 96,436    $4,283    $ 8,548    $28,716     $  219
                               =========   ========    ======    =======    =======     ======
Number of units outstanding*..    83,320     11,429       537      1,298      5,215         21
                               ---------   --------    ------    -------    -------     ------
Net asset value per unit
  outstanding*................ $    4.16   $   8.44    $ 7.96    $  6.59    $  5.51     $10.46
                               =========   ========    ======    =======    =======     ======

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                          MONY Custom Equity Master
-------------------------------------------------------------------------------------------------------------------
                            Fidelity Variable Insurance Products Funds              Janus Aspen Series
                            -----------------------------------------  --------------------------------------------
 Dreyfus   Dreyfus Socially                               VIP III
  Stock      Responsible       VIP          VIP II        Growth       Aggressive              Capital    Worldwide
  Index         Growth        Growth      Contrafund   Opportunities     Growth    Balanced  Appreciation   Growth
Subaccount    Subaccount    Subaccount    Subaccount    Subaccount     Subaccount Subaccount  Subaccount  Subaccount
---------- ---------------- ----------    ----------   -------------   ---------- ---------- ------------ ----------
   33,615         5,247        17,384        20,717         6,926         28,383     16,329      18,940      23,280
=========      ========     =========      ========      ========      =========   ========    ========   =========
$ 938,896      $129,677     $ 544,870      $415,980      $ 97,899      $ 586,839   $363,292    $397,506   $ 659,528
=========      ========     =========      ========      ========      =========   ========    ========   =========
$ 755,334      $ 99,160     $ 405,745      $373,730      $ 81,039      $ 449,590   $336,204    $328,985   $ 490,036
       87             0             0            11             4              8         29           9           6
       73         1,259         1,280            23             8             51         15          15          46
---------      --------     ---------      --------      --------      ---------   --------    --------   ---------
  755,494       100,419       407,025       373,764        81,051        449,649    336,248     329,009     490,088
---------      --------     ---------      --------      --------      ---------   --------    --------   ---------
      511         1,318         1,517           232            55            306        205         205         324
       87             0             0            11             4              8         29           9           6
---------      --------     ---------      --------      --------      ---------   --------    --------   ---------
      598         1,318         1,517           243            59            314        234         214         330
---------      --------     ---------      --------      --------      ---------   --------    --------   ---------
$ 754,896      $ 99,101     $ 405,508      $373,521      $ 80,992      $ 449,335   $336,014    $328,795   $ 489,758
=========      ========     =========      ========      ========      =========   ========    ========   =========
$ 987,737      $145,457     $ 620,059      $443,552      $106,035      $ 736,450   $364,344    $450,645   $ 739,543
   17,270          (243)        8,408         5,384            40         (1,007)    12,803       3,231       5,248

  (66,549)      (15,596)      (83,834)      (33,165)       (8,223)      (148,859)   (14,045)    (56,560)    (85,541)

 (183,562)      (30,517)     (139,125)      (42,250)      (16,860)      (137,249)   (27,088)    (68,521)   (169,492)
---------      --------     ---------      --------      --------      ---------   --------    --------   ---------
$ 754,896      $ 99,101     $ 405,508      $373,521      $ 80,992      $ 449,335   $336,014    $328,795   $ 489,758
=========      ========     =========      ========      ========      =========   ========    ========   =========
  119,048        19,929        79,727        49,502        13,189        141,118     38,530      60,226     103,472
---------      --------     ---------      --------      --------      ---------   --------    --------   ---------
$    6.34      $   4.97     $    5.09      $   7.55      $   6.14      $    3.18   $   8.72    $   5.46   $    4.73
=========      ========     =========      ========      ========      =========   ========    ========   =========

                                     MONY

                              Variable Account L

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2002

                                                           MONY Custom Equity Master
                               ---------------------------------------------------------------------------------
                                                                     The
                                 Alger                            Universal           PIMCO
                                American       Lord Abbett      Institutional        Variable
                                  Fund        Series Funds       Funds, Inc.     Insurance Trust
                               ---------- --------------------  ------------- ----------------------
                                Mid-Cap   Growth and  Mid-Cap       U.S.        Global
                                 Growth     Income     Value     Real Estate     Bond    Real Return
                               Subaccount Subaccount Subaccount  Subaccount   Subaccount Subaccount     Total
                               ---------- ---------- ---------- ------------- ---------- ----------- -----------
           ASSETS
Shares held in respective
  Funds.......................      705        444      2,318        1,232       1,810       4,673
                                =======     ======    =======      =======     =======     =======
Investments at cost...........  $10,809     $8,731    $33,438      $14,782     $19,495     $53,785   $10,986,661
                                =======     ======    =======      =======     =======     =======   ===========
Investments in respective
  Funds, at net asset value...  $ 8,782     $8,368    $32,134      $13,954     $21,161     $55,608   $ 9,112,444
                                -------     ------    -------      -------     -------     -------   -----------
Amount due from MONY..........        0          0          4            0           0           0           597
Amount due from respective
  Funds.......................        0          0          0            0           0           0        13,503
                                -------     ------    -------      -------     -------     -------   -----------
       Total assets...........    8,782      8,368     32,138       13,954      21,161      55,608     9,126,544
                                -------     ------    -------      -------     -------     -------   -----------
         LIABILITIES
Amount due to MONY............        5          5         18            8          12          31        18,721
Amount due to respective Funds        0          0          4            0           0           0           597
                                -------     ------    -------      -------     -------     -------   -----------
       Total liabilities......        5          5         22            8          12          31        19,318
                                -------     ------    -------      -------     -------     -------   -----------
Net assets....................  $ 8,777     $8,363    $32,116      $13,946     $21,149     $55,577   $ 9,107,226
                                =======     ======    =======      =======     =======     =======   ===========
Net assets consist of:
  Contractholders' net
   payments...................  $10,917     $8,766    $33,472      $14,167     $19,149     $53,014   $11,620,183
  Undistributed net
   investment income (loss)...      (34)        32         99          665         278         629       315,478
  Accumulated net realized
   gain (loss) on investments.      (79)       (72)      (151)         (58)         56         111      (954,218)
  Net unrealized appreciation
   (depreciation) of
   investments................   (2,027)      (363)    (1,304)        (828)      1,666       1,823    (1,874,217)
                                -------     ------    -------      -------     -------     -------   -----------
Net assets....................  $ 8,777     $8,363    $32,116      $13,946     $21,149     $55,577   $ 9,107,226
                                =======     ======    =======      =======     =======     =======   ===========
Number of units outstanding*..    1,148      1,005      3,695        1,536       1,866       4,960
                                -------     ------    -------      -------     -------     -------
Net asset value per unit
  outstanding*................  $  7.64     $ 8.32    $  8.69      $  9.08     $ 11.33     $ 11.20
                                =======     ======    =======      =======     =======     =======

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     MONY

                              Variable Account L

                            STATEMENT OF OPERATIONS

                     For the year ended December 31, 2002

                                                     MONY Custom Equity Master
                               --------------------------------------------------------------------------
                                          MONY Series Fund, Inc.             Enterprise Accumulation Trust
                               --------------------------------------------  ----------------------------
                               Intermediate Long Term  Government   Money                  Small Company
                                Term Bond      Bond    Securities   Market     Equity          Value
                                Subaccount  Subaccount Subaccount Subaccount Subaccount     Subaccount
                               ------------ ---------- ---------- ---------- ----------    -------------
Dividend income...............   $ 4,388     $ 5,408    $ 3,799    $15,715   $       0       $  1,404
Distribution from net
  realized gains..............         0           0          0          0           0         10,605
Mortality and expense risk
  charges.....................      (680)       (756)      (941)    (5,650)     (3,413)        (1,911)
                                 -------     -------    -------    -------   ---------       --------
Net investment income (loss)..     3,708       4,652      2,858     10,065      (3,413)        10,098
                                 -------     -------    -------    -------   ---------       --------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) on
   investments................       568         709      1,297          0     (55,839)       (18,089)
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................     6,169      12,853      5,984          0    (165,340)       (31,375)
                                 -------     -------    -------    -------   ---------       --------
Net realized and unrealized
  gain (loss) on investments..     6,737      13,562      7,281          0    (221,179)       (49,464)
                                 -------     -------    -------    -------   ---------       --------
Net increase (decrease) in
  net assets resulting from
  operations..................   $10,445     $18,214    $10,139    $10,065   $(224,592)      $(39,366)
                                 =======     =======    =======    =======   =========       ========

                      See notes to financial statements.

                                   MONY Custom Equity Master
----------------------------------------------------------------------------------------------
                                 Enterprise Accumulation Trust
----------------------------------------------------------------------------------------------
           International High Yield            Growth and Small Company   Equity     Capital
 Managed      Growth        Bond      Growth     Income      Growth       Income   Appreciation
Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount   Subaccount  Subaccount
---------- ------------- ---------- ---------- ---------- ------------- ---------- ------------
 $  3,095    $    803     $11,604   $   2,751  $   6,447    $      0     $  1,447    $      0
        0           0           0           0          0           0            0           0
   (1,645)       (608)       (752)     (3,562)    (2,786)     (1,640)        (601)     (1,659)
 --------    --------     -------   ---------  ---------    --------     --------    --------
    1,450         195      10,852        (811)     3,661      (1,640)         846      (1,659)
 --------    --------     -------   ---------  ---------    --------     --------    --------
  (10,527)    (10,444)     (2,008)    (17,507)   (24,837)     (8,667)      (2,863)    (10,517)
  (62,457)    (14,653)     (7,004)   (158,204)  (134,560)    (74,921)     (16,411)    (46,727)
 --------    --------     -------   ---------  ---------    --------     --------    --------
  (72,984)    (25,097)     (9,012)   (175,711)  (159,397)    (83,588)     (19,274)    (57,244)
 --------    --------     -------   ---------  ---------    --------     --------    --------
 $(71,534)   $(24,902)    $ 1,840   $(176,522) $(155,736)   $(85,228)    $(18,428)   $(58,903)
 ========    ========     =======   =========  =========    ========     ========    ========

                                     MONY

                              Variable Account L

                      STATEMENT OF OPERATIONS (continued)


                                                          MONY Custom Equity Master
                               --------------------------------------------------------------------------------
                                                        Enterprise Accumulation Trust
                               --------------------------------------------------------------------------------

                                Multi-Cap                  Emerging    Worldwide     Mid-Cap
                                  Growth      Balanced    Countries      Growth       Growth     Total Return
                                Subaccount   Subaccount   Subaccount   Subaccount   Subaccount    Subaccount
                               ------------ ------------ ------------ ------------ ------------ ---------------
                                                                                                For the period
                               For the year For the year For the year For the year For the year June 12, 2002**
                                  ended        ended        ended        ended        ended         through
                               December 31, December 31, December 31, December 31, December 31,  December 31,
                                   2002         2002         2002         2002         2002          2002
                               ------------ ------------ ------------ ------------ ------------ ---------------
Dividend income...............  $       0     $  1,714      $   6       $     0      $     0          $3
Distribution from net
  realized gains..............          0            0          0             0            0           3
Mortality and expense risk
  charges.....................     (2,039)        (444)       (16)          (35)        (135)          0
                                ---------     --------      -----       -------      -------          --
Net investment income (loss)..     (2,039)       1,270        (10)          (35)        (135)          6
                                ---------     --------      -----       -------      -------          --
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
   investments................    (33,783)      (1,712)         5          (108)        (806)          0
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................   (127,114)      (9,419)      (618)       (1,641)      (8,113)          3
                                ---------     --------      -----       -------      -------          --
Net realized and unrealized
  gain (loss) on investments..   (160,897)     (11,131)      (613)       (1,749)      (8,919)          3
                                ---------     --------      -----       -------      -------          --
Net increase (decrease) in
  net assets resulting from
  operations..................  $(162,936)    $ (9,861)     $(623)      $(1,784)     $(9,054)         $9
                                =========     ========      =====       =======      =======          ==

**  Commencement of operations

                      See notes to financial statements.

                                                 MONY Custom Equity Master
-----------------------------------------------------------------------------------------------------------------------------
                                Fidelity Variable Insurance Products Funds                 Janus Aspen Series
                                -----------------------------------------  --------------------------------------------------
  Dreyfus         Dreyfus                                      VIP III
   Stock          Socially                       VIP II        Growth       Aggressive                 Capital     Worldwide
   Index     Responsible Growth  VIP Growth    Contrafund   Opportunities     Growth      Balanced   Appreciation    Growth
 Subaccount      Subaccount      Subaccount    Subaccount    Subaccount     Subaccount   Subaccount   Subaccount   Subaccount
------------ ------------------ ------------  ------------  -------------  ------------ ------------ ------------ ------------

For the year    For the year    For the year  For the year  For the year   For the year For the year For the year For the year
   ended           ended           ended         ended          ended         ended        ended        ended        ended
December 31,    December 31,    December 31,  December 31,  December 31,   December 31, December 31, December 31, December 31,
    2002            2002            2002          2002          2002           2002         2002         2002         2002
------------ ------------------ ------------  ------------  -------------  ------------ ------------ ------------ ------------
 $  10,204        $    265       $     534      $  2,301      $    551      $       0     $  7,968     $  1,915    $   4,827
         0               0               0             0             0              0            0            0            0
    (3,897)           (509)         (2,271)       (1,990)         (411)        (2,264)      (1,632)      (1,780)      (2,614)
 ---------        --------       ---------      --------      --------      ---------     --------     --------    ---------
     6,307            (244)         (1,737)          311           140         (2,264)       6,336          135        2,213
 ---------        --------       ---------      --------      --------      ---------     --------     --------    ---------

   (34,665)         (7,099)        (37,715)      (12,307)       (3,020)       (53,423)      (7,684)     (20,138)     (31,051)

  (154,812)        (24,802)       (115,214)      (28,488)      (15,805)       (79,345)     (20,090)     (36,615)    (115,176)
 ---------        --------       ---------      --------      --------      ---------     --------     --------    ---------

  (189,477)        (31,901)       (152,929)      (40,795)      (18,825)      (132,768)     (27,774)     (56,753)    (146,227)
 ---------        --------       ---------      --------      --------      ---------     --------     --------    ---------

 $(183,170)       $(32,145)      $(154,666)     $(40,484)     $(18,685)     $(135,032)    $(21,438)    $(56,618)   $(144,014)
 =========        ========       =========      ========      ========      =========     ========     ========    =========

                                     MONY

                              Variable Account L

                      STATEMENT OF OPERATIONS (continued)

                                                                     MONY Custom Equity Master
                               ------------------------------------------------------------------------------------------
                                   Alger                                    The Universal
                                  American                                  Institutional
                                    Fund        Lord Abbett Series Funds     Funds, Inc.   PIMCO Variable Insurance Trust
                               -------------- ----------------------------  -------------- ----------------------------
                                  Mid-Cap       Growth and                       U.S.
                                   Growth         Income     Mid-Cap Value   Real Estate    Global Bond     Real Return
                                 Subaccount     Subaccount     Subaccount     Subaccount     Subaccount      Subaccount
                               -------------- -------------- -------------- -------------- --------------  --------------
                               For the period For the period For the period For the period For the period  For the period
                               May 06, 2002** May 31, 2002** May 06, 2002** May 31, 2002** May 31, 2002**  May 06, 2002**
                                  through        through        through        through        through         through
                                December 31,   December 31,   December 31,   December 31,   December 31,    December 31,
                                    2002           2002           2002           2002           2002            2002
                               -------------- -------------- -------------- -------------- --------------  --------------
Dividend income...............    $     0         $  50         $   181         $ 442          $  252          $  623
Distribution from net
  realized gains..............          0             1               0           258              88             107
Mortality and expense risk
  charges.....................        (34)          (19)            (82)          (35)            (62)           (101)
                                  -------         -----         -------         -----          ------          ------
Net investment income (loss)..        (34)           32              99           665             278             629
                                  -------         -----         -------         -----          ------          ------
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
   investments................        (79)          (72)           (151)          (58)             56             111
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................     (2,027)         (363)         (1,304)         (828)          1,666           1,823
                                  -------         -----         -------         -----          ------          ------
Net realized and unrealized
  gain (loss) on investments..     (2,106)         (435)         (1,455)         (886)          1,722           1,934
                                  -------         -----         -------         -----          ------          ------
Net increase (decrease) in
  net assets resulting from
  operations..................    $(2,140)        $(403)        $(1,356)        $(221)         $2,000          $2,563
                                  =======         =====         =======         =====          ======          ======














                                  Total
                               -----------
Dividend income............... $    88,697
Distribution from net
  realized gains..............      11,062
Mortality and expense risk
  charges.....................     (46,974)
                               -----------
Net investment income (loss)..      52,785
                               -----------
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
   investments................    (402,423)
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................  (1,424,928)
                               -----------
Net realized and unrealized
  gain (loss) on investments..  (1,827,351)
                               -----------
Net increase (decrease) in
  net assets resulting from
  operations.................. $(1,774,566)
                               ===========

**  Commencement of operations

                      See notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     MONY

                              Variable Account L

                      STATEMENT OF CHANGES IN NET ASSETS

                                                         MONY Custom Equity Master
                               ----------------------------------------------------------------------------
                                                          MONY Series Fund, Inc.
                               ----------------------------------------------------------------------------
                                     Intermediate                Long Term                Government
                                       Term Bond                   Bond                   Securities
                                      Subaccount                Subaccount                Subaccount
                               ------------------------  ------------------------  ------------------------
                               For the year For the year For the year For the year For the year For the year
                                  ended        ended        ended        ended        ended        ended
                               December 31, December 31, December 31, December 31, December 31, December 31,
                                   2002         2001         2002         2001         2002         2001
                               ------------ ------------ ------------ ------------ ------------ ------------
From operations:
 Net investment income (loss).   $  3,708     $    836     $  4,652     $    976     $  2,858     $    409
 Net realized gain (loss) on
   investments................        568          481          709          412        1,297          383
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................      6,169        1,137       12,853          301        5,984          594
                                 --------     --------     --------     --------     --------     --------
Net increase (decrease) in
 net assets resulting from
 operations...................     10,445        2,454       18,214        1,689       10,139        1,386
                                 --------     --------     --------     --------     --------     --------
From unit transactions:
 Net proceeds from the
   issuance of units..........    104,183       54,847      126,307       65,177      189,064       93,798
 Net asset value of units
   redeemed or used to meet
   contract obligations.......    (36,129)     (12,148)     (35,923)     (17,053)     (70,155)     (16,515)
                                 --------     --------     --------     --------     --------     --------
Net increase (decrease) from
 unit transactions............     68,054       42,699       90,384       48,124      118,909       77,283
                                 --------     --------     --------     --------     --------     --------
Net increase (decrease) in
 net assets...................     78,499       45,153      108,598       49,813      129,048       78,669
Net assets beginning of period     61,250       16,097       60,168       10,355       84,985        6,316
                                 --------     --------     --------     --------     --------     --------
Net assets end of period*.....   $139,749     $ 61,250     $168,766     $ 60,168     $214,033     $ 84,985
                                 ========     ========     ========     ========     ========     ========
Unit transactions:
Units outstanding beginning
 of period....................      5,383        1,530        5,166          942        7,316          577
Units issued during the period      9,741        4,957       11,093        5,723       16,047        8,191
Units redeemed during the
 period.......................     (3,831)      (1,104)      (3,487)      (1,499)      (5,979)      (1,452)
                                 --------     --------     --------     --------     --------     --------
Units outstanding end of
 period.......................     11,293        5,383       12,772        5,166       17,384        7,316
                                 ========     ========     ========     ========     ========     ========
----------
*  Includes undistributed net
   investment income of:         $  4,531     $    823     $  5,621     $    969     $  3,263     $    405
                                 ========     ========     ========     ========     ========     ========

                      See notes to financial statements.

                                       MONY Custom Equity Master
------------------------------------------------------------------------------------------------------
 MONY Series Fund, Inc.                           Enterprise Accumulation Trust
------------------------  ----------------------------------------------------------------------------
                                                          Small Company
      Money Market                 Equity                     Value                    Managed
       Subaccount                Subaccount                Subaccount                Subaccount
------------------------  ------------------------  ------------------------  ------------------------
For the year For the year For the year For the year For the year For the year For the year For the year
   ended        ended        ended        ended        ended        ended        ended        ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001         2002         2001         2002         2001         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

 $   10,065   $   16,021   $  (3,413)   $  89,438    $  10,098     $ 42,604     $  1,450     $ 18,358
          0            0     (55,839)     (89,824)     (18,089)     (10,977)     (10,527)      (7,992)

          0            0    (165,340)     (68,120)     (31,375)     (22,560)     (62,457)     (32,257)
 ----------   ----------   ---------    ---------    ---------     --------     --------     --------

     10,065       16,021    (224,592)     (68,506)     (39,366)       9,067      (71,534)     (21,891)
 ----------   ----------   ---------    ---------    ---------     --------     --------     --------

   (148,738)   1,828,369     372,048      614,166      295,382      237,430      170,342      226,381

   (121,785)    (584,681)   (150,431)    (125,139)    (122,150)     (53,014)     (58,173)     (40,330)
 ----------   ----------   ---------    ---------    ---------     --------     --------     --------
   (270,523)   1,243,688     221,617      489,027      173,232      184,416      112,169      186,051
 ----------   ----------   ---------    ---------    ---------     --------     --------     --------
   (260,458)   1,259,709      (2,975)     420,521      133,866      193,483       40,635      164,160
  1,301,047       41,338     643,486      222,965      254,664       61,181      292,037      127,877
 ----------   ----------   ---------    ---------    ---------     --------     --------     --------
 $1,040,589   $1,301,047   $ 640,511    $ 643,486    $ 388,530     $254,664     $332,672     $292,037
 ==========   ==========   =========    =========    =========     ========     ========     ========

    121,626        3,997      93,665       26,254       22,978        5,789       31,845       12,345
    (14,438)     172,939      68,153       85,417       28,247       22,117       23,023       23,812
    (10,818)     (55,310)    (28,992)     (18,006)     (12,381)      (4,928)      (8,576)      (4,312)
 ----------   ----------   ---------    ---------    ---------     --------     --------     --------
     96,370      121,626     132,826       93,665       38,844       22,978       46,292       31,845
 ==========   ==========   =========    =========    =========     ========     ========     ========

 $   27,135   $   17,070   $  99,885    $ 103,298    $  57,151     $ 47,053     $ 24,344     $ 22,894
 ==========   ==========   =========    =========    =========     ========     ========     ========

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                                                         MONY Custom Equity Master
                               ----------------------------------------------------------------------------
                                                       Enterprise Accumulation Trust
                               ----------------------------------------------------------------------------
                                                                High Yield
                                     International                 Bond                     Growth
                                   Growth Subaccount            Subaccount                Subaccount
                               ------------------------  ------------------------  ------------------------
                               For the year For the year For the year For the year For the year For the year
                                  ended        ended        ended        ended        ended        ended
                               December 31, December 31, December 31, December 31, December 31, December 31,
                                   2002         2001         2002         2001         2002         2001
                               ------------ ------------ ------------ ------------ ------------ ------------
From operations:
 Net investment income (loss).   $    195     $  8,494     $ 10,852     $  3,504    $    (811)   $     832
 Net realized loss on
   investments................    (10,444)     (12,259)      (2,008)        (279)     (17,507)     (18,278)
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................    (14,653)     (13,112)      (7,004)      (1,717)    (158,204)     (12,826)
                                 --------     --------     --------     --------    ---------    ---------
Net increase (decrease) in
 net assets resulting from
 operations...................    (24,902)     (16,877)       1,840        1,508     (176,522)     (30,272)
                                 --------     --------     --------     --------    ---------    ---------
From unit transactions:
 Net proceeds from the
   issuance of units..........     79,488       86,356      115,592       76,810      417,458      515,492
 Net asset value of units
   redeemed or used to meet
   contract obligations.......    (29,079)     (24,672)     (33,251)     (12,573)    (153,222)    (117,820)
                                 --------     --------     --------     --------    ---------    ---------
Net increase from unit
 transactions.................     50,409       61,684       82,341       64,237      264,236      397,672
                                 --------     --------     --------     --------    ---------    ---------
Net increase in net assets....     25,507       44,807       84,181       65,745       87,714      367,400
Net assets beginning of period     92,610       47,803       80,068       14,323      594,430      227,030
                                 --------     --------     --------     --------    ---------    ---------
Net assets end of period*.....   $118,117     $ 92,610     $164,249     $ 80,068    $ 682,144    $ 594,430
                                 ========     ========     ========     ========    =========    =========
Unit transactions:
Units outstanding beginning
 of period....................     14,206        5,274        7,695        1,453       70,201       23,359
Units issued during the period     13,854       12,354       11,819        7,462       58,110       60,795
Units redeemed during the
 period.......................     (5,436)      (3,422)      (3,880)      (1,220)     (22,739)     (13,953)
                                 --------     --------     --------     --------    ---------    ---------
Units outstanding end of
 period.......................     22,624       14,206       15,634        7,695      105,572       70,201
                                 ========     ========     ========     ========    =========    =========
----------
*  Includes undistributed net
   investment income of:         $ 11,327     $ 11,132     $ 14,514     $  3,662    $     607    $   1,418
                                 ========     ========     ========     ========    =========    =========

                      See notes to financial statements.

                                       MONY Custom Equity Master
------------------------------------------------------------------------------------------------------
                                     Enterprise Accumulation Trust
------------------------------------------------------------------------------------------------------
       Growth and               Small Company                Equity                    Capital
         Income                    Growth                    Income                 Appreciation
       Subaccount                Subaccount                Subaccount                Subaccount
------------------------  ------------------------  ------------------------  ------------------------
For the year For the year For the year For the year For the year For the year For the year For the year
   ended        ended        ended        ended        ended        ended        ended        ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001         2002         2001         2002         2001         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $   3,661    $   2,339     $ (1,640)    $  7,842     $    846     $    511     $ (1,659)    $    715
   (24,837)     (15,933)      (8,667)     (10,901)      (2,863)      (1,072)     (10,517)     (22,752)

  (134,560)     (14,041)     (74,921)       9,613      (16,411)      (4,337)     (46,727)      (7,298)
 ---------    ---------     --------     --------     --------     --------     --------     --------

  (155,736)     (27,635)     (85,228)       6,554      (18,428)      (4,898)     (58,903)     (29,335)
 ---------    ---------     --------     --------     --------     --------     --------     --------
   371,505      521,272      201,240      238,098       84,394       80,770      203,522      223,818

  (161,896)    (105,992)     (89,189)     (54,202)     (30,063)     (18,589)     (91,952)     (54,654)
 ---------    ---------     --------     --------     --------     --------     --------     --------
   209,609      415,280      112,051      183,896       54,331       62,181      111,570      169,164
 ---------    ---------     --------     --------     --------     --------     --------     --------
    53,873      387,645       26,823      190,450       35,903       57,283       52,667      139,829
   475,772       88,127      286,575       96,125       86,625       29,342      257,377      117,548
 ---------    ---------     --------     --------     --------     --------     --------     --------
 $ 529,645    $ 475,772     $313,398     $286,575     $122,528     $ 86,625     $310,044     $257,377
 =========    =========     ========     ========     ========     ========     ========     ========
    53,806        8,752       29,439        9,464        9,356        2,818       33,465       12,316
    50,826       56,790       24,798       25,927        9,862        8,493       28,041       28,080
   (23,287)     (11,736)     (11,631)      (5,952)      (3,606)      (1,955)     (12,735)      (6,931)
 ---------    ---------     --------     --------     --------     --------     --------     --------
    81,345       53,806       42,606       29,439       15,612        9,356       48,771       33,465
 =========    =========     ========     ========     ========     ========     ========     ========

 $   6,014    $   2,353     $  6,368     $  8,008     $  1,355     $    509     $  1,950     $  3,609
 =========    =========     ========     ========     ========     ========     ========     ========

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                                                           MONY Custom Equity Master
                               ---------------------------------------------------------------------------------
                                                         Enterprise Accumulation Trust
                               ---------------------------------------------------------------------------------

                                       Multi-Cap                                              Emerging
                                        Growth                   Balanced                    Countries
                                      Subaccount                Subaccount                   Subaccount
                               ------------------------  ------------------------  -----------------------------
                               For the year For the year For the year For the year For the year  For the period
                                  ended        ended        ended        ended        ended      June 8, 2001**
                               December 31, December 31, December 31, December 31, December 31,      through
                                   2002         2001         2002         2001         2002     December 31, 2001
                               ------------ ------------ ------------ ------------ ------------ -----------------
From operations:
 Net investment income (loss).  $  (2,039)    $   (907)    $  1,270     $    569     $   (10)        $   (2)
 Net realized gain (loss) on
   investments................    (33,783)     (41,378)      (1,712)        (612)          5            (40)
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................   (127,114)       9,788       (9,419)         825        (618)           152
                                ---------     --------     --------     --------     -------         ------
Net increase (decrease) in
 net assets resulting from
 operations...................   (162,936)     (32,497)      (9,861)         782        (623)           110
                                ---------     --------     --------     --------     -------         ------
From unit transactions:
 Net proceeds from the
   issuance of units..........    274,466      343,187       78,731       76,777       4,444          1,757
 Net asset value of units
   redeemed or used to meet
   contract obligations.......   (150,728)     (77,595)     (33,143)     (23,620)     (1,169)          (236)
                                ---------     --------     --------     --------     -------         ------
Net increase from unit
 transactions.................    123,738      265,592       45,588       53,157       3,275          1,521
                                ---------     --------     --------     --------     -------         ------
Net increase (decrease) in
 net assets...................    (39,198)     233,095       35,727       53,939       2,652          1,631
Net assets beginning of period    385,399      152,304       60,709        6,770       1,631              0
                                ---------     --------     --------     --------     -------         ------
Net assets end of period*.....  $ 346,201     $385,399     $ 96,436     $ 60,709     $ 4,283         $1,631
                                =========     ========     ========     ========     =======         ======
Unit transactions:
Units outstanding beginning
 of period....................     60,270       19,707        6,380          682         169              0
Units issued during the period     53,725       52,586        9,057        8,226         511            197
Units redeemed during the
 period.......................    (30,675)     (12,023)      (4,008)      (2,528)       (143)           (28)
                                ---------     --------     --------     --------     -------         ------
Units outstanding end of
 period.......................     83,320       60,270       11,429        6,380         537            169
                                =========     ========     ========     ========     =======         ======
----------
*  Includes undistributed net
   investment income (loss)
   of:                          $  (3,058)    $ (1,019)    $  1,856     $    586     $   (12)        $   (2)
                                =========     ========     ========     ========     =======         ======

** Commencement of operations

                      See notes to financial statements.

                                                     MONY Custom Equity Master
---------------------------------------------------------------------------------------------------------
                         Enterprise Accumulation Trust
------------------------------------------------------------------------------

          Worldwide                       Mid-Cap                   Total                Dreyfus
            Growth                         Growth                  Return              Stock Index
          Subaccount                     Subaccount              Subaccount            Subaccount
-----------------------------  -----------------------------  ----------------- ------------------------
For the year  For the period   For the year  For the period    For the period   For the year For the year
   ended      June 8, 2001**      ended      June 8, 2001**    June 12, 2002**     ended        ended
December 31,      through      December 31,      through           through      December 31, December 31,
    2002     December 31, 2001     2002     December 31, 2001 December 31, 2002     2002         2001
------------ ----------------- ------------ ----------------- ----------------- ------------ ------------

  $   (35)        $   (3)        $  (135)        $    (9)           $  6         $   6,307    $   7,130
     (108)           (98)           (806)           (293)              0           (34,665)     (30,637)

   (1,641)           130          (8,113)            901               3          (154,812)     (15,177)
  -------         ------         -------         -------            ----         ---------    ---------

   (1,784)            29          (9,054)            599               9          (183,170)     (38,684)
  -------         ------         -------         -------            ----         ---------    ---------

    9,275          4,723          34,891          12,526             244           497,379      587,939

   (3,013)          (682)         (8,888)         (1,358)            (34)         (204,778)    (123,130)
  -------         ------         -------         -------            ----         ---------    ---------
    6,262          4,041          26,003          11,168             210           292,601      464,809
  -------         ------         -------         -------            ----         ---------    ---------
    4,478          4,070          16,949          11,767             219           109,431      426,125
    4,070              0          11,767               0               0           645,465      219,340
  -------         ------         -------         -------            ----         ---------    ---------
  $ 8,548         $4,070         $28,716         $11,767            $219         $ 754,896    $ 645,465
  =======         ======         =======         =======            ====         =========    =========

      463              0           1,466               0               0            78,584       23,366
    1,225            542           5,261           1,643              24            70,821       69,968
     (390)           (79)         (1,512)           (177)             (3)          (30,357)     (14,750)
  -------         ------         -------         -------            ----         ---------    ---------
    1,298            463           5,215           1,466              21           119,048       78,584
  =======         ======         =======         =======            ====         =========    =========

  $   (38)        $   (3)        $  (144)        $    (9)           $  6         $  17,270    $  10,963
  =======         ======         =======         =======            ====         =========    =========




         Dreyfus
  Socially Responsible
         Growth
       Subaccount
------------------------
For the year For the year
   ended        ended
December 31, December 31,
    2002         2001
------------ ------------

  $   (244)    $   (140)
    (7,099)      (8,248)

   (24,802)      (3,277)
  --------     --------

   (32,145)     (11,665)
  --------     --------

    79,660       91,828

   (31,107)     (18,864)
  --------     --------
    48,553       72,964
  --------     --------
    16,408       61,299
    82,693       21,394
  --------     --------
  $ 99,101     $ 82,693
  ========     ========

    11,748        2,344
    14,024       11,940
    (5,843)      (2,536)
  --------     --------
    19,929       11,748
  ========     ========

  $   (243)    $      1
  ========     ========

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                                                         Mony Custom Equity Master
-                              ----------------------------------------------------------------------------
                                                Fidelity Variable Insurance Products Funds
                               ----------------------------------------------------------------------------
                                          VIP                     VIP II                    VIP III
                                        Growth                  Contrafund           Growth Opportunities
                                      Subaccount                Subaccount                Subaccount
                               ------------------------  ------------------------  ------------------------
                               For the year For the year For the year For the year For the year For the year
                                  ended        ended        ended        ended        ended        ended
                               December 31, December 31, December 31, December 31, December 31, December 31,
                                   2002         2001         2002         2001         2002         2001
                               ------------ ------------ ------------ ------------ ------------ ------------
From operations:
 Net investment income (loss).  $  (1,737)   $  10,264    $     311     $  5,232     $    140     $    (77)
 Net realized loss on
   investments................    (37,715)     (45,170)     (12,307)     (20,592)      (3,020)      (4,908)
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................   (115,214)      (7,814)     (28,488)      (7,442)     (15,805)       1,115
                                ---------    ---------    ---------     --------     --------     --------
Net decrease in net assets
 resulting from operations....   (154,666)     (42,720)     (40,484)     (22,802)     (18,685)      (3,870)
                                ---------    ---------    ---------     --------     --------     --------
From unit transactions:
 Net proceeds from the
   issuance of units..........    282,608      434,904      212,751      241,564       59,511       54,447
 Net asset value of units
   redeemed or used to meet
   contract obligations.......   (145,854)    (102,004)    (115,312)     (65,363)     (23,198)     (15,463)
                                ---------    ---------    ---------     --------     --------     --------
Net increase from unit
 transactions.................    136,754      332,900       97,439      176,201       36,313       38,984
                                ---------    ---------    ---------     --------     --------     --------
Net increase (decrease) in
 net assets...................    (17,912)     290,180       56,955      153,399       17,628       35,114
Net assets beginning of period    423,420      133,240      316,566      163,167       63,364       28,250
                                ---------    ---------    ---------     --------     --------     --------
Net assets end of period*.....  $ 405,508    $ 423,420    $ 373,521     $316,566     $ 80,992     $ 63,364
                                =========    =========    =========     ========     ========     ========
Unit transactions:
Units outstanding beginning
 of period....................     57,776       14,902       37,789       17,007        8,012        3,045
Units issued during the period     48,166       56,380       26,645       28,573        8,705        6,917
Units redeemed during the
 period.......................    (26,215)     (13,506)     (14,932)      (7,791)      (3,528)      (1,950)
                                ---------    ---------    ---------     --------     --------     --------
Units outstanding end of
 period.......................     79,727       57,776       49,502       37,789       13,189        8,012
                                =========    =========    =========     ========     ========     ========
----------
*  Includes undistributed net
   investment income (loss)
   of:                          $   8,408    $  10,145    $   5,384     $  5,073     $     40     $   (100)
                                =========    =========    =========     ========     ========     ========

                See accompanying notes to financial statements.

                                       Mony Custom Equity Master
-------------------------------------------------------------------------------------------------------
                                          Janus Aspen Series
-------------------------------------------------------------------------------------------------------
       Aggressive                                            Capital                  Worldwide
         Growth                   Balanced                Appreciation                 Growth
       Subaccount                Subaccount                Subaccount                Subaccount
------------------------  ------------------------  ------------------------  ------------------------
For the year For the year For the year For the year For the year For the year For the year For the year
   ended        ended        ended        ended        ended        ended        ended        ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001         2002         2001         2002         2001         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $  (2,264)   $    (951)    $  6,336     $  4,996    $     135     $  2,383    $   2,213    $     838
   (53,423)     (89,137)      (7,684)      (5,465)     (20,138)     (34,995)     (31,051)     (50,896)
   (79,345)     (23,785)     (20,090)      (5,338)     (36,615)     (13,217)    (115,176)     (28,133)
 ---------    ---------     --------     --------    ---------     --------    ---------    ---------
  (135,032)    (113,873)     (21,438)      (5,807)     (56,618)     (45,829)    (144,014)     (78,191)
 ---------    ---------     --------     --------    ---------     --------    ---------    ---------
   335,141      465,872      185,882      228,701      195,615      273,738      314,097      404,800
  (152,073)     (99,638)     (77,079)     (54,763)    (111,324)     (69,512)    (135,019)    (102,101)
 ---------    ---------     --------     --------    ---------     --------    ---------    ---------
   183,068      366,234      108,803      173,938       84,291      204,226      179,078      302,699
 ---------    ---------     --------     --------    ---------     --------    ---------    ---------
    48,036      252,361       87,365      168,131       27,673      158,397       35,064      224,508
   401,299      148,938      248,649       80,518      301,122      142,725      454,694      230,186
 ---------    ---------     --------     --------    ---------     --------    ---------    ---------
 $ 449,335    $ 401,299     $336,014     $248,649    $ 328,795     $301,122    $ 489,758    $ 454,694
 =========    =========     ========     ========    =========     ========    =========    =========
    90,311       20,212       26,527        8,160       46,253       17,106       71,160       27,835
    96,423       90,124       25,226       24,202       34,143       39,167       58,155       58,551
   (45,616)     (20,025)     (13,223)      (5,835)     (20,170)     (10,020)     (25,843)     (15,226)
 ---------    ---------     --------     --------    ---------     --------    ---------    ---------
   141,118       90,311       38,530       26,527       60,226       46,253      103,472       71,160
 =========    =========     ========     ========    =========     ========    =========    =========


 $  (1,007)   $   1,257     $ 12,803     $  6,467    $   3,231     $  3,096    $   5,248    $   3,035
 =========    =========     ========     ========    =========     ========    =========    =========

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                                          MONY Custom Equity Master
                                 -------------------------------------------
                                     Alger
                                    American             Lord Abbett
                                      Fund              Series Funds
                                 -------------- ----------------------------
                                    Mid-Cap         Growth        Mid-Cap
                                     Growth       and Income       Value
                                   Subaccount     Subaccount     Subaccount
                                 -------------- -------------- --------------
                                 For the period For the period For the period
                                 May 06, 2002** May 31, 2002** May 06, 2002**
                                    through        through        through
                                  December 31,   December 31,   December 31,
                                      2002           2002           2002
                                 -------------- -------------- --------------
  From operations:
   Net investment income (loss).    $   (34)        $   32        $    99
   Net realized gain (loss) on
     investments................        (79)           (72)          (151)
   Net change in unrealized
     appreciation
     (depreciation) of
     investments................     (2,027)          (363)        (1,304)
                                    -------         ------        -------
  Net increase (decrease) in
   net assets resulting from
   operations...................     (2,140)          (403)        (1,356)
                                    -------         ------        -------
  From unit transactions:
   Net proceeds from the
     issuance of units..........     11,513          9,456         35,121
   Net asset value of units
     redeemed or used to meet
     contract obligations.......       (596)          (690)        (1,649)
                                    -------         ------        -------
  Net increase from unit
   transactions.................     10,917          8,766         33,472
                                    -------         ------        -------
  Net increase in net assets....      8,777          8,363         32,116
  Net assets beginning of period          0              0              0
                                    -------         ------        -------
  Net assets end of period*.....    $ 8,777         $8,363        $32,116
                                    =======         ======        =======
  Unit transactions:
  Units outstanding beginning
   of period....................          0              0              0
  Units issued during the period      1,468          1,090          4,162
  Units redeemed during the
   period.......................       (320)           (85)          (467)
                                    -------         ------        -------
  Units outstanding end of
   period.......................      1,148          1,005          3,695
                                    =======         ======        =======
  ----------
  *  Includes undistributed net
     investment income (loss)
     of:                            $   (34)        $   32        $    99
                                    =======         ======        =======

** Commencement of operations

                      See notes to financial statements.

                           MONY Custom Equity Master
     ---------------------------------------------------------------------
     The Universal
     Institutional
      Funds, Inc.   PIMCO Variable Insurance Trust
     -------------- ----------------------------
       U.S. Real        Global           Real
         Estate          Bond           Return
       Subaccount     Subaccount      Subaccount             Total
     -------------- --------------  -------------- ------------------------
     For the period For the period  For the period
     May 31, 2002** May 31, 2002**  May 06, 2002** For the year For the year
        through        through         through        ended        ended
      December 31,   December 31,    December 31,  December 31, December 31,
          2002           2002            2002          2002         2001
     -------------- --------------  -------------- ------------ ------------
        $   665        $   278         $   629     $    52,785  $   222,202
            (58)            56             111        (402,423)    (521,460)
           (828)         1,666           1,823      (1,424,928)    (255,895)
        -------        -------         -------     -----------  -----------
           (221)         2,000           2,563      (1,774,566)    (555,153)
        -------        -------         -------     -----------  -----------

         14,983         20,122          55,591       5,293,268    8,085,547
           (816)          (973)         (2,577)     (2,383,418)  (1,991,711)
        -------        -------         -------     -----------  -----------
         14,167         19,149          53,014       2,909,850    6,093,836
        -------        -------         -------     -----------  -----------
         13,946         21,149          55,577       1,135,284    5,538,683
              0              0               0       7,971,942    2,433,259
        -------        -------         -------     -----------  -----------
        $13,946        $21,149         $55,577     $ 9,107,226  $ 7,971,942
        =======        =======         =======     ===========  ===========

              0              0               0
          1,628          1,958           5,200
            (92)           (92)           (240)
        -------        -------         -------
          1,536          1,866           4,960
        =======        =======         =======

        $   665        $   278         $   629     $   315,478  $   262,693
        =======        =======         =======     ===========  ===========

                                     MONY

                              Variable Account L

                         NOTES TO FINANCIAL STATEMENTS



1. Organization and Business:

   MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), and MONY Survivorship Variable Universal Life. These policies are issued by MONY. For presentation purposes, the information related only to the Variable Universal Life Insurance policies (MONY Custom Equity Master) is presented here.

   There are thirty-five MONY Custom Equity Master Subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, The Universal Institutional Funds, Inc., the Alger American Fund, Lord Abbett Series Fund, PIMCO Variable Insurance Trust, or Janus Aspen Series (collectively, the "Funds"). The subaccounts of MONY Custom Equity Master commenced operations during the years 2000 through 2002. The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

   These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY to the policyholders.

2. Significant Accounting Policies:

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

   The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

  Investment Transactions and Investment Income:

   Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains are recorded on the ex-dividend date. Investment income includes dividends from net investment income and distribution of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

  Taxes:

   MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)



3. Related Party Transactions:

   MONY is the legal owner of the assets held by the Variable Account.

   Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

   The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for such purposes for all of the MONY Custom Equity Master Subaccounts for the period ended December 31, 2002 aggregated $1,644,980.

   MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% of the average daily net assets of each of the MONY Custom Equity Master subaccounts. MONY Life Insurance Company of America (MONY America), a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund and receives amounts paid by the Fund for those services.

   Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

   MONY and MONY America receive fees directly from certain funds for maintaining and servicing policyholders' accounts. During the period ended December 31, 2002, MONY received $4,483 in connection with MONY Custom Equity Master subaccounts.

4. Investment Transactions:

   Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the year ended December 31, 2002 were as follows:

                                               Cost of
                                           Shares Acquired       Proceeds from
 MONY Custom Equity Master Subaccounts (Excludes Reinvestments) Shares Redeemed
 ------------------------------------- ------------------------ ---------------
   MONY Series Fund, Inc.

   Intermediate Term Bond Portfolio...        $  103,239          $   35,798
   Long Term Bond Portfolio...........           120,845              31,133
   Government Securities Portfolio....           173,875              55,800
   Money Market Portfolio.............         1,672,022           1,947,822

   Enterprise Accumulation Trust

   Equity Portfolio...................           309,141              90,664
   Small Company Value Portfolio......           247,622              76,120
   Managed Portfolio..................           148,921              38,260
   International Growth Portfolio.....            72,144              22,290
   High Yield Bond Portfolio..........           108,761              27,094
   Growth Portfolio...................           360,544              99,576
   Growth and Income Portfolio........           312,128             105,077
   Small Company Growth Portfolio.....           162,115              51,572

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)


4.  Investment Transactions: (continued)

                                                       Cost of
                                                   Shares Acquired       Proceeds from
MONY Custom Equity Master Subaccounts          (Excludes Reinvestments) Shares Redeemed
-------------------------------------          ------------------------ ---------------
Equity Income Portfolio.......................         $ 78,017            $ 24,232
Capital Appreciation Portfolio................          168,316              58,269
Multi-Cap Growth Portfolio....................          223,283             101,449
Balanced Portfolio............................           80,176              34,989
Emerging Countries Portfolio..................            4,293               1,031
Worldwide Growth Portfolio....................            8,516               2,285
Mid-Cap Growth Portfolio......................           34,933               9,049
Total Return Portfolio........................              241                  31

Dreyfus

Dreyfus Stock Index Fund......................          423,812             134,779
Dreyfus Socially Responsible Growth Fund, Inc.           70,241              22,152

Fidelity Variable Insurance Products Funds

VIP Growth Portfolio..........................          239,414             104,766
VIP II Contrafund Portfolio...................          174,504              78,899
VIP III Growth Opportunities Portfolio........           49,654              13,716

Janus Aspen Series

Aggressive Growth Portfolio...................          271,329              90,337
Balanced Portfolio............................          195,672              88,353
Capital Appreciation Portfolio................          155,629              72,979
Worldwide Growth Portfolio....................          258,444              81,777
Alger American Fund

Mid-Cap Growth Portfolio......................           13,375               2,487

Lord Abbett Series Fund

Growth and Income Portfolio...................            9,147                 395
Mid-Cap Value Portfolio.......................           36,819               3,411

The Universal Institutional Funds, Inc.

U.S. Real Estate Portfolio....................           14,627                 487

PIMCO Variable Insurance Trust

Global Bond Portfolio.........................           20,034                 935
Real Return Portfolio.........................           54,973               2,029

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)


5. Financial Highlights:

   For a unit outstanding throughout the period ended December 31, 2002:

                                                   At December 31, 2002      For the period ended December 31, 2002
                                               ----------------------------- -----------------------------------
                                                                             Investment
                                                                  Net Assets   Income      Expense       Total
MONY Custom Equity Master Subaccounts           Units  Unit Value  (000's)     Ratio*      Ratio**     Return***
-------------------------------------          ------- ---------- ---------- ----------    -------     ---------
MONY Series Fund, Inc.

Intermediate Term Bond Subaccount.............  11,293   $12.37     $  140      2.26%       0.35%         8.70%
Long Term Bond Subaccount.....................  12,772    13.21        169      2.50        0.35         13.39%
Government Securities Subaccount..............  17,384    12.31        214      1.41        0.35          5.94%
Money Market Subaccount.......................  96,370    10.80      1,041      0.97        0.35          0.93%

Enterprise Accumulation Trust

Equity Subaccount............................. 132,826     4.82        641      0.00        0.35        (29.84)%
Small Company Value Subaccount................  38,844    10.00        389      0.26        0.35         (9.75)%
Managed Subaccount............................  46,292     7.19        333      0.66        0.35        (21.59)%
International Growth Subaccount...............  22,624     5.22        118      0.46        0.35        (19.94)%
High Yield Bond Subaccount....................  15,634    10.50        164      5.40        0.35          0.96%
Growth Subaccount............................. 105,572     6.46        682      0.27        0.35        (23.74)%
Growth and Income Subaccount..................  81,345     6.51        530      0.81        0.35        (26.36)%
Small Company Growth Subaccount...............  42,606     7.36        313      0.00        0.35        (24.36)%
Equity Income Subaccount......................  15,612     7.85        123      0.84        0.35        (15.23)%
Capital Appreciation Subaccount...............  48,771     6.36        310      0.00        0.35        (17.30)%
Multi-Cap Growth Subaccount...................  83,320     4.16        346      0.00        0.35        (34.90)%
Balanced Subaccount...........................  11,429     8.44         96      1.35        0.35        (11.34)%
Emerging Countries Subaccount.................     537     7.96          4      0.13        0.35        (17.17)%
Worldwide Growth Subaccount...................   1,298     6.59          9      0.00        0.35        (25.11)%
Mid-Cap Growth Subaccount.....................   5,215     5.51         29      0.00        0.35        (31.38)%
Total Return Subaccount (1)...................      21    10.46          0      1.92(^)     0.35(^)       4.60%

Dreyfus

Dreyfus Stock Index Subaccount................ 119,048     6.34        755      0.92        0.35        (22.78)%
Dreyfus Socially Responsible Growth Subaccount  19,929     4.97         99      0.18        0.35        (29.40)%

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount.........................  79,727     5.09        406      0.08        0.35        (30.56)%
VIP II Contrafund Subaccount..................  49,502     7.55        374      0.40        0.35         (9.90)%
VIP III Growth Opportunities Subaccount.......  13,189     6.14         81      0.47        0.35        (22.38)%

Janus Aspen Series

Aggressive Growth Subaccount.................. 141,118     3.18        449      0.00        0.35        (28.38)%
Balanced Subaccount...........................  38,530     8.72        336      1.71        0.35         (6.94)%
Capital Appreciation Subaccount...............  60,226     5.46        329      0.38        0.35        (16.13)%
Worldwide Growth Subaccount................... 103,472     4.73        490      0.64        0.35        (25.98)%

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)



5. Financial Highlights: (continued)

                                                  At December 31, 2002                 For the period ended December 31, 2002
                                              ---------------------------------------- -----------------------------------
                                                                                       Investment
                                                                            Net Assets   Income      Expense        Total
MONY Custom Equity Master Subaccounts          Units        Unit Value       (000's)     Ratio*      Ratio**      Return***
-------------------------------------            -------    ----------      ---------- ----------    -------      ---------
Alger American Fund

Mid Cap Growth Subaccount (2)................   1,148         $ 7.64          $    9      0.00%       0.35%(^)     (23.60)%

Lord Abbett Series Funds

Growth and Income Subaccount (3).............   1,005           8.32               8      0.92(^)     0.35(^)      (16.80)%
Mid-Cap Value Subaccount (2).................   3,695           8.69              32      0.77(^)     0.35(^)      (13.10)%

The Universal Institutional Funds, Inc.

U.S. Real Estate Subaccount (3)..............   1,536           9.08              14      4.42(^)     0.35(^)       (9.20)%

PIMCO Variable Insurance Trust

Global Bond Subaccount (3)...................   1,866          11.33              21      1.42(^)     0.35(^)       13.30%
Real Return Subaccount (2)...................   4,960          11.20              56      2.16(^)     0.35(^)       12.00%

   For a unit outstanding throughout the period ended December 31, 2001:

                                                  At December 31, 2001                 For the period ended December 31, 2001
                                              ---------------------------------------- -----------------------------------
                                                                                       Investment
                                                                            Net Assets   Income      Expense        Total
MONY Custom Equity Master Subaccounts          Units        Unit Value       (000's)     Ratio*      Ratio**      Return***
-------------------------------------            -------    ----------      ---------- ----------    -------      ---------

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount............   5,383          11.38              61      2.71        0.35           8.17
Long Term Bond Subaccount....................   5,166          11.65              60      3.22        0.35           5.91
Government Securities Subaccount.............   7,316          11.62              85      1.52        0.35           6.22
Money Market Subaccount...................... 121,626          10.70           1,301      3.02        0.35           3.48

Enterprise Accumulation Trust

Equity Subaccount............................  93,665           6.87             643      0.00        0.35         (19.08)
Small Company Value Subaccount...............  22,978          11.08             255      0.31        0.35           4.82
Managed Subaccount...........................  31,845           9.17             292      2.72        0.35         (11.49)
International Growth Subaccount..............  14,206           6.52              93      0.82        0.35         (28.04)
High Yield Bond Subaccount...................   7,695          10.40              80      8.81        0.35           5.48
Growth Subaccount............................  70,201           8.47             594      0.56        0.35         (12.86)
Growth and Income Subaccount.................  53,806           8.84             476      1.16        0.35         (12.21)
Small Company Growth Subaccount..............  29,439           9.73             287      0.00        0.35          (4.23)
Equity Income Subaccount.....................   9,356           9.26              87      1.30        0.35         (11.05)
Capital Appreciation Subaccount..............  33,465           7.69             257      0.74        0.35         (19.39)
Multi-Cap Growth Subaccount..................  60,270           6.39             385      0.00        0.35         (17.34)
Balanced Subaccount..........................   6,380           9.52              61      2.07        0.35          (4.13)
Emerging Countries Subaccount (4)............     169           9.61               2      0.00(^)     0.35(^)       (3.90)
Worldwide Growth Subaccount (4)..............     463           8.80               4      0.00(^)     0.35(^)      (12.00)
Mid-Cap Growth Subaccount (4)................   1,466           8.03              12      0.00(^)     0.35(^)      (19.70)

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)

5. Financial Highlights: (continued)

                                                   At December 31, 2001     For the period ended December 31, 2001
                                               ---------------------------- ------------------------------------
                                                                            Investment
                                                                 Net Assets   Income       Expense      Total
MONY Custom Equity Master Subaccounts          Units  Unit Value  (000's)     Ratio*       Ratio**    Return***
-------------------------------------          ------ ---------- ---------- ----------     -------    ---------

Dreyfus

Dreyfus Stock Index Subaccount................ 78,584   $8.21       $645       1.28%        0.35%      (12.57)%
Dreyfus Socially Responsible Growth Subaccount 11,748    7.04         83       0.09         0.35       (22.89)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount......................... 57,776    7.33        423       0.00         0.35       (18.01)
VIP II Contrafund Subaccount.................. 37,789    8.38        317       0.51         0.35       (12.62)
VIP III Growth Opportunities Subaccount.......  8,012    7.91         63       0.16         0.35       (14.76)

Janus Aspen Series

Aggressive Growth Subaccount.................. 90,311    4.44        401       0.00         0.35       (39.76)
Balanced Subaccount........................... 26,527    9.37        249       3.19         0.35        (5.07)
Capital Appreciation Subaccount............... 46,253    6.51        301       1.41         0.35       (21.94)
Worldwide Growth Subaccount................... 71,160    6.39        455       0.59         0.35       (22.73)

----------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)Annualized
(1)For the period June 12, 2002 (commencement of operations) through December 31, 2002
(2)For the period May 6, 2002 (commencement of operations) through December 31, 2002
(3)For the period May 31, 2002 (commencement of operations) through December 31, 2002
(4)For the period June 8, 2001 (commencement of operations) through December 31, 2001.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of MONY Variable Account L -- MONY Custom Estate Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of MONY Custom Estate Master's Subaccounts of MONY Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principals generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 8, 2003

                                     MONY

                              Variable Account L

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002


                                           MONY Custom Estate Master
                                 ---------------------------------------------
                                            MONY Series Fund, Inc.
                                 ---------------------------------------------
                                 Intermediate Long Term  Government   Money
                                  Term Bond      Bond    Securities   Market
                                  Subaccount  Subaccount Subaccount Subaccount
                                 ------------ ---------- ---------- ----------
             ASSETS
  Shares held in respective
    Funds.......................        77       1,444      1,008     708,558
                                    ======     =======    =======    ========
  Investments at cost...........    $  856     $19,058    $11,512    $708,558
                                    ======     =======    =======    ========
  Investments in respective
    Funds, at net asset value...    $  910     $20,977    $11,913    $708,558
  Amount due from respective
    Funds.......................         0           0          0         145
                                    ------     -------    -------    --------
         Total assets...........       910      20,977     11,913     708,703
                                    ------     -------    -------    --------
           LIABILITIES
  Amount due to MONY............         0           6          3         355
                                    ------     -------    -------    --------
         Total liabilities......         0           6          3         355
                                    ------     -------    -------    --------
  Net assets....................    $  910     $20,971    $11,910    $708,348
                                    ======     =======    =======    ========
  Net assets consist of:
    Contractholders' net
     payments...................    $  816     $17,717    $11,283    $694,208
    Undistributed net
     investment income..........        33       1,249        198      14,140
    Accumulated net realized
     gain (loss) on investments.         7          86         28           0
    Net unrealized appreciation
     (depreciation) of
     investments................        54       1,919        401           0
                                    ------     -------    -------    --------
  Net assets....................    $  910     $20,971    $11,910    $708,348
                                    ======     =======    =======    ========
  Number of units outstanding*..        79       1,639      1,078      64,399
                                    ------     -------    -------    --------
  Net asset value per unit
    outstanding*................    $11.46     $ 12.79    $ 11.06    $  11.00
                                    ======     =======    =======    ========

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                         MONY Custom Estate Master
-----------------------------------------------------------------------------------------------------------
                                       Enterprise Accumulation Trust
-----------------------------------------------------------------------------------------------------------
           Small Company            International High Yield            Growth and Small Company   Equity
  Equity       Value      Managed      Growth        Bond      Growth     Income      Growth       Income
Subaccount  Subaccount   Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount   Subaccount
---------- ------------- ---------- ------------- ---------- ---------- ---------- ------------- ----------
    5,234       3,497       1,250        7,759       4,784      21,742     3,747        4,647       3,536
 ========    ========     =======      =======     =======    ========   =======      =======     =======
 $ 80,099    $ 72,237     $23,366      $36,586     $21,086    $104,057   $18,450      $33,813     $17,620
 ========    ========     =======      =======     =======    ========   =======      =======     =======
 $ 64,061    $ 60,016     $19,107      $26,847     $19,329    $ 86,534   $14,800      $27,790     $14,923
        0           0           0            0           0           0         0            0           0
 --------    --------     -------      -------     -------    --------   -------      -------     -------
   64,061      60,016      19,107       26,847      19,329      86,534    14,800       27,790      14,923
 --------    --------     -------      -------     -------    --------   -------      -------     -------
       21          18           6            8           6          26         5            9           5
 --------    --------     -------      -------     -------    --------   -------      -------     -------
       21          18           6            8           6          26         5            9           5
 --------    --------     -------      -------     -------    --------   -------      -------     -------
 $ 64,040    $ 59,998     $19,101      $26,839     $19,323    $ 86,508   $14,795      $27,781     $14,918
 ========    ========     =======      =======     =======    ========   =======      =======     =======
 $ 95,014    $ 64,204     $23,495      $38,446     $18,912    $116,075   $24,869      $33,905     $17,324
   10,644      13,223       1,785        2,927       2,363         334       388          747         196
  (25,580)     (5,208)     (1,920)      (4,795)       (195)    (12,378)   (6,812)        (848)         95
  (16,038)    (12,221)     (4,259)      (9,739)     (1,757)    (17,523)   (3,650)      (6,023)     (2,697)
 --------    --------     -------      -------     -------    --------   -------      -------     -------
 $ 64,040    $ 59,998     $19,101      $26,839     $19,323    $ 86,508   $14,795      $27,781     $14,918
 ========    ========     =======      =======     =======    ========   =======      =======     =======
   11,200       6,299       2,740        5,517       1,888      13,466     2,309        3,764       1,808
 --------    --------     -------      -------     -------    --------   -------      -------     -------
 $   5.72    $   9.53     $  6.97      $  4.87     $ 10.23    $   6.43   $  6.41      $  7.38     $  8.25
 ========    ========     =======      =======     =======    ========   =======      =======     =======

                                     MONY

                              Variable Account L

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2002


                                              MONY Custom Estate Master
                               --------------------------------------------------------
                                            Enterprise Accumulation Trust
                               --------------------------------------------------------


                                 Capital    Multi-Cap              Mid-Cap     Total
                               Appreciation   Growth    Balanced    Growth     Return
                                Subaccount  Subaccount Subaccount Subaccount Subaccount
                               ------------ ---------- ---------- ---------- ----------
           ASSETS
Shares held in respective
  Funds.......................     3,754        6,880       66         267         14
                                 =======     ========    =====      ======     ======
Investments at cost...........   $22,601     $ 56,520    $ 311      $1,904     $  140
                                 =======     ========    =====      ======     ======
Investments in respective
  Funds, at net asset value...   $17,758     $ 37,909    $ 280      $1,417     $  142
Amount due from respective
  Funds.......................         0            0        0           0          0
                                 -------     --------    -----      ------     ------
       Total assets...........    17,758       37,909      280       1,417        142
                                 -------     --------    -----      ------     ------
         LIABILITIES
Amount due to MONY............         6           12        0           0          0
                                 -------     --------    -----      ------     ------
       Total liabilities......         6           12        0           0          0
                                 -------     --------    -----      ------     ------
Net assets....................   $17,752     $ 37,897    $ 280      $1,417     $  142
                                 =======     ========    =====      ======     ======
Net assets consist of:
  Contractholders' net
   payments...................   $26,747     $ 68,366    $ 301      $1,927     $  136
  Undistributed net
   investment income (loss)...       469         (337)      12          (4)         4
  Accumulated net realized
   gain (loss) on investments.    (4,621)     (11,521)      (2)        (19)         0
  Net unrealized appreciation
   (depreciation) of
   investments................    (4,843)     (18,611)     (31)       (487)         2
                                 -------     --------    -----      ------     ------
Net assets....................   $17,752     $ 37,897    $ 280      $1,417     $  142
                                 =======     ========    =====      ======     ======
Number of units outstanding*..     2,933       10,082       30         194         13
                                 -------     --------    -----      ------     ------
Net asset value per unit
  outstanding*................   $  6.05     $   3.76    $9.35      $ 7.28     $10.45
                                 =======     ========    =====      ======     ======

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                  MONY Custom Estate Master
---------------------------------------------------------------------------------------------------
                       Fidelity Variable Insurance Products Funds         Janus Aspen Series
                       -----------------------------------------  ---------------------------------
             Dreyfus
 Dreyfus    Socially                                 VIP III
  Stock    Responsible    VIP          VIP II        Growth       Aggressive              Capital
  Index      Growth      Growth      Contrafund   Opportunities     Growth    Balanced  Appreciation
Subaccount Subaccount  Subaccount    Subaccount    Subaccount     Subaccount Subaccount  Subaccount
---------- ----------- ----------    ----------   -------------   ---------- ---------- ------------
    4,439        981       3,451        3,243          1,573          2,481     2,555        2,606
 ========    =======    ========      =======        =======       ========   =======     ========
 $120,314    $23,948    $105,642      $64,931        $23,192       $ 41,680   $57,253     $ 52,752
 ========    =======    ========      =======        =======       ========   =======     ========
 $ 99,753    $18,546    $ 80,540      $58,509        $18,404       $ 39,306   $52,607     $ 45,273
        0          0           0            0              0              0         0            0
 --------    -------    --------      -------        -------       --------   -------     --------
   99,753     18,546      80,540       58,509         18,404         39,306    52,607       45,273
 --------    -------    --------      -------        -------       --------   -------     --------
       30          6          25           17              6             12        16           14
 --------    -------    --------      -------        -------       --------   -------     --------
       30          6          25           17              6             12        16           14
 --------    -------    --------      -------        -------       --------   -------     --------
 $ 99,723    $18,540    $ 80,515      $58,492        $18,398       $ 39,294   $52,591     $ 45,259
 ========    =======    ========      =======        =======       ========   =======     ========
 $132,988    $27,070    $116,615      $66,490        $24,206       $ 70,727   $57,144     $ 64,702
    2,389         14       1,439          824            167            671     2,042          674
  (15,093)    (3,142)    (12,437)      (2,400)        (1,187)       (29,730)   (1,949)     (12,638)
  (20,561)    (5,402)    (25,102)      (6,422)        (4,788)        (2,374)   (4,646)      (7,479)
 --------    -------    --------      -------        -------       --------   -------     --------
 $ 99,723    $18,540    $ 80,515      $58,492        $18,398       $ 39,294   $52,591     $ 45,259
 ========    =======    ========      =======        =======       ========   =======     ========
   15,730      3,895      15,240        7,909          3,204         14,864     5,897        9,317
 --------    -------    --------      -------        -------       --------   -------     --------
 $   6.34    $  4.76    $   5.28      $  7.40        $  5.74       $   2.64   $  8.92     $   4.86
 ========    =======    ========      =======        =======       ========   =======     ========

                                     MONY

                              Variable Account L

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2002

                                            MONY Custom Estate Master
                               ---------------------------------------------------
                               Janus Aspen Lord Abbett  PIMCO Variable
                                 Series    Series Funds Insurance Trust
                               ----------- ------------ ---------------
                                Worldwide   Growth and       Real
                                 Growth       Income        Return
                               Subaccount   Subaccount    Subaccount       Total
                               ----------- ------------ --------------- ----------
           ASSETS
Shares held in respective
  Funds.......................     3,975          7              8
                                ========      =====         ======
Investments at cost...........  $103,228      $ 134         $   86      $1,821,934
                                ========      =====         ======      ==========
Investments in respective
  Funds, at net asset value...  $ 83,669      $ 125         $   91      $1,630,094
Amount due from respective
  Funds.......................         0          0              0             145
                                --------      -----         ------      ----------
       Total assets...........    83,669        125             91       1,630,239
                                --------      -----         ------      ----------
         LIABILITIES
Amount due to MONY............        26          0              0             638
                                --------      -----         ------      ----------
       Total liabilities......        26          0              0             638
                                --------      -----         ------      ----------
Net assets....................  $ 83,643      $ 125         $   91      $1,629,601
                                ========      =====         ======      ==========
Net assets consist of:
  Contractholders' net
   payments...................  $120,945      $ 134         $   85      $1,934,851
  Undistributed net
   investment income..........     1,498          1              1          58,091
  Accumulated net realized
   gain (loss) on investments.   (19,241)        (1)             0        (171,501)
  Net unrealized appreciation
   (depreciation) of
   investments................   (19,559)        (9)             5        (191,840)
                                --------      -----         ------      ----------
Net assets....................  $ 83,643      $ 125         $   91      $1,629,601
                                ========      =====         ======      ==========
Number of units outstanding*..    16,837         15              8
                                --------      -----         ------
Net asset value per unit
  outstanding*................  $   4.97      $8.56         $11.00
                                ========      =====         ======

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     MONY

                              Variable Account L

                            STATEMENT OF OPERATIONS

                     For the year ended December 31, 2002

                                           MONY Custom Estate Master
  -                              --------------------------------------------
                                            MONY Series Fund, Inc.
                                 --------------------------------------------
                                 Intermediate Long Term  Government   Money
                                  Term Bond      Bond    Securities   Market
                                  Subaccount  Subaccount Subaccount Subaccount
                                 ------------ ---------- ---------- ----------
  Dividend income...............     $38        $  824      $222     $ 7,258
  Distribution from net
    realized gains..............       0             0         0           0
  Mortality and expense risk
    charges.....................      (4)          (63)      (29)     (1,719)
                                     ---        ------      ----     -------
  Net investment income (loss)..      34           761       193       5,539
                                     ---        ------      ----     -------
  Realized and unrealized gain
    (loss) on investments:
    Net realized gain (loss) on
     investments................       4            46        25           0
    Net change in unrealized
     appreciation
     (depreciation) of
     investments................      41         1,594       307           0
                                     ---        ------      ----     -------
  Net realized and unrealized
    gain (loss) on investments..      45         1,640       332           0
                                     ---        ------      ----     -------
  Net increase (decrease) in
    net assets resulting from
    operations..................     $79        $2,401      $525     $ 5,539
                                     ===        ======      ====     =======

                      See notes to financial statements.

                                         MONY Custom Estate Master
-----------------------------------------------------------------------------------------------------------
                                       Enterprise Accumulation Trust
-----------------------------------------------------------------------------------------------------------
            Small Company            International High Yield            Growth and Small Company   Equity
  Equity        Value      Managed      Growth        Bond      Growth     Income      Growth       Income
Subaccount   Subaccount   Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount   Subaccount
----------  ------------- ---------- ------------- ---------- ---------- ---------- ------------- ----------
  $      0     $   218     $   132      $   169     $ 1,450    $    356   $   297      $     0     $   171
         0       1,648           0            0           0           0         0            0           0
      (221)       (193)        (54)         (97)        (59)       (284)      (79)         (95)        (52)
  --------     -------     -------      -------     -------    --------   -------      -------     -------
      (221)      1,673          78           72       1,391          72       218          (95)        119
  --------     -------     -------      -------     -------    --------   -------      -------     -------
   (19,435)     (2,139)     (1,029)      (3,488)       (143)     (9,532)   (6,199)        (675)       (100)
    (5,488)     (4,962)     (2,810)      (2,189)     (1,149)    (14,330)   (1,307)      (6,193)     (2,199)
  --------     -------     -------      -------     -------    --------   -------      -------     -------
   (24,923)     (7,101)     (3,839)      (5,677)     (1,292)    (23,862)   (7,506)      (6,868)     (2,299)
  --------     -------     -------      -------     -------    --------   -------      -------     -------
  $(25,144)    $(5,428)    $(3,761)     $(5,605)    $    99    $(23,790)  $(7,288)     $(6,963)    $(2,180)
  ========     =======     =======      =======     =======    ========   =======      =======     =======

                                     MONY

                              Variable Account L

                      STATEMENT OF OPERATIONS (continued)


                                                                            MONY Custom Estate Master
-                                                     ----------------------------------------------------------------------
                                                                          Enterprise Accumulation Trust
                                                      ----------------------------------------------------------------------

                                                        Capital     Multi-Cap                  Mid-Cap
                                                      Appreciation    Growth      Balanced      Growth       Total Return
                                                       Subaccount   Subaccount   Subaccount   Subaccount      Subaccount
                                                      ------------ ------------ ------------ ------------ ------------------
                                                      For the year For the year For the year For the year   For the period
                                                         ended        ended        ended        ended      June 17, 2002**
                                                      December 31, December 31, December 31, December 31,      through
                                                          2002         2002         2002         2002     Deccember 31, 2002
                                                      ------------ ------------ ------------ ------------ ------------------
Dividend income......................................   $     0      $      0       $  6        $   0             $2
Distribution from net realized gains.................         0             0          0            0              2
Mortality and expense risk charges...................       (87)         (167)         0           (4)             0
                                                        -------      --------       ----        -----             --
Net investment income (loss).........................       (87)         (167)         6           (4)             4
                                                        -------      --------       ----        -----             --
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) on investments.............    (3,281)       (7,322)        (3)         (19)             0
 Net change in unrealized appreciation (depreciation)
   of investments....................................      (961)      (12,734)       (43)        (487)             2
                                                        -------      --------       ----        -----             --
Net realized and unrealized gain (loss) on
  investments........................................    (4,242)      (20,056)       (46)        (506)             2
                                                        -------      --------       ----        -----             --
Net increase (decrease) in net assets resulting from
  operations.........................................   $(4,329)     $(20,223)      $(40)       $(510)            $6
                                                        =======      ========       ====        =====             ==

----------
** Commencement of operations

                      See notes to financial statements.

                                              MONY Custom Estate Master
--------------------------------------------------------------------------------------------------------------------
                                  Fidelity Variable Insurance Products Funds             Janus Aspen Series
                                ---------------------------------------------  -------------------------------------
                  Dreyfus
  Dreyfus         Socially                      VIP II          VIP III         Aggressive                 Capital
Stock Index  Responsible Growth  VIP Growth   Contrafund  Growth Opportunities    Growth      Balanced   Appreciation
 Subaccount      Subaccount      Subaccount   Subaccount       Subaccount       Subaccount   Subaccount   Subaccount
------------ ------------------ ------------ ------------ -------------------- ------------ ------------ ------------
For the year    For the year    For the year For the year     For the year     For the year For the year For the year
   ended           ended           ended        ended            ended            ended        ended        ended
December 31,    December 31,    December 31, December 31,     December 31,     December 31, December 31, December 31,
    2002            2002            2002         2002             2002             2002         2002         2002
------------ ------------------ ------------ ------------ -------------------- ------------ ------------ ------------
  $  1,272        $    49         $     86     $   335          $   148          $      0     $ 1,273      $   290
         0              0                0           0                0                 0           0            0
      (308)           (56)            (253)       (168)             (61)             (142)       (159)        (173)
  --------        -------         --------     -------          -------          --------     -------      -------
       964             (7)            (167)        167               87              (142)      1,114          117
  --------        -------         --------     -------          -------          --------     -------      -------
   (12,844)        (1,566)          (8,926)     (1,310)            (424)          (19,922)     (1,470)      (9,616)

   (13,092)        (3,944)         (18,553)     (3,494)          (4,095)            6,337      (3,305)         453
  --------        -------         --------     -------          -------          --------     -------      -------

   (25,936)        (5,510)         (27,479)     (4,804)          (4,519)          (13,585)     (4,775)      (9,163)
  --------        -------         --------     -------          -------          --------     -------      -------

  $(24,972)       $(5,517)        $(27,646)    $(4,637)         $(4,432)         $(13,727)    $(3,661)     $(9,046)
  ========        =======         ========     =======          =======          ========     =======      =======

                                     MONY

                              Variable Account L

                      STATEMENT OF OPERATIONS (continued)


                                                                                           MONY Custom Estate Master
-                                                                         --------------------------------------------
                                                                          Janus Aspen    Lord Abbett   PIMCO Variable
                                                                             Series      Series Fund   Insurance Trust
                                                                          ------------ --------------- ---------------
                                                                           Worldwide     Growth and         Real
                                                                             Growth        Income          Return
                                                                           Subaccount    Subaccount      Subaccount
                                                                          ------------ --------------- ---------------
                                                                                       For the period  For the period
                                                                                            ended           ended
                                                                          For the year June 17, 2002** June 17, 2002**
                                                                             ended         through         through
                                                                          December 31,  December 31,    December 31,
                                                                              2002          2002            2002
                                                                          ------------ --------------- ---------------
Dividend income..........................................................   $    800        $  1             $1
Distribution from net realized gains.....................................          0           0              0
Mortality and expense risk charges.......................................       (270)          0              0
                                                                            --------        ----             --
Net investment income (loss).............................................        530           1              1
                                                                            --------        ----             --
Realized and unrealized gain (loss) on investments:
  Net realized gain (loss) on investments................................    (12,935)         (1)             0
  Net change in unrealized appreciation (depreciation) of investments....    (11,190)         (9)             5
                                                                            --------        ----             --
Net realized and unrealized gain (loss) on investments...................    (24,125)        (10)             5
                                                                            --------        ----             --
Net increase (decrease) in net assets resulting from operations..........   $(23,595)       $ (9)            $6
                                                                            ========        ====             ==

-





                                                                              Total
                                                                          --------------


                                                                          For the period
                                                                              ended
                                                                           December 31,
                                                                               2002
                                                                          --------------
Dividend income..........................................................   $  15,398
Distribution from net realized gains.....................................       1,650
Mortality and expense risk charges.......................................      (4,797)
                                                                            ---------
Net investment income (loss).............................................      12,251
                                                                            ---------
Realized and unrealized gain (loss) on investments:
  Net realized gain (loss) on investments................................    (122,304)
  Net change in unrealized appreciation (depreciation) of investments....    (103,795)
                                                                            ---------
Net realized and unrealized gain (loss) on investments...................    (226,099)
                                                                            ---------
Net increase (decrease) in net assets resulting from operations..........   $(213,848)
                                                                            =========

----------
** Commencement of operations

                      See notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     MONY

                              Variable Account L

                      STATEMENT OF CHANGES IN NET ASSETS


                                              MONY Custom Estate Master
                               -------------------------------------------------------
                                                MONY Series Fund, Inc.
                               -------------------------------------------------------
                                        Intermediate                  Long Term
                                         Term Bond                      Bond
                                         Subaccount                  Subaccount
                               -----------------------------  ------------------------
                               For the year  For the period   For the year For the year
                                  ended      April 2, 2001**     ended        ended
                               December 31,      through      December 31, December 31,
                                   2002     December 31, 2001     2002         2001
                               ------------ ----------------- ------------ ------------
From operations:
 Net investment income (loss).    $  34          $   (1)        $   761      $   494
 Net realized gain (loss) on
   investments................        4               3              46           37
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................       41              13           1,594           60
                                  -----          ------         -------      -------
Net increase (decrease) in
 net assets resulting from
 operations...................       79              15           2,401          591
                                  -----          ------         -------      -------
From unit transactions:
 Net proceeds from the
   issuance of units..........        0           1,045           8,248        2,505
 Net asset value of units
   redeemed or used to meet
   contract obligations.......     (144)            (85)         (1,060)        (593)
                                  -----          ------         -------      -------
Net increase (decrease) from
 unit transactions............     (144)            960           7,188        1,912
                                  -----          ------         -------      -------
Net increase (decrease) in
 net assets...................      (65)            975           9,589        2,503
Net assets beginning of period      975               0          11,382        8,879
                                  -----          ------         -------      -------
Net assets end of period*.....    $ 910          $  975         $20,971      $11,382
                                  =====          ======         =======      =======
Unit transactions:
Units outstanding beginning
 of period....................       93               0           1,011          835
Units issued during the period        0             101             718          230
Units redeemed during the
 period.......................      (14)             (8)            (90)         (54)
                                  -----          ------         -------      -------
Units outstanding end of
 period.......................       79              93           1,639        1,011
                                  =====          ======         =======      =======
----------
*  Includes undistributed net
   investment income (loss)
   of:                            $  33          $   (1)        $ 1,249      $   488
                                  =====          ======         =======      =======

** Commencement of operations

                      See notes to financial statements.

                                         MONY Custom Estate Master
-----------------------------------------------------------------------------------------------------------
                 MONY Series Fund, Inc.                             Enterprise Accumulation Trust
-------------------------------------------------------  --------------------------------------------------
          Government                     Money                                           Small Company
          Securities                    Market                    Equity                     Value
          Subaccount                  Subaccount                Subaccount                Subaccount
-----------------------------  ------------------------  ------------------------  ------------------------
For the year  For the period   For the year For the year For the year For the year For the year For the year
   ended     March 14, 2001**     ended        ended        ended        ended        ended        ended
December 31,      through      December 31, December 31, December 31, December 31, December 31, December 31,
    2002     December 31, 2001     2002         2001         2002         2001         2002         2001
------------ ----------------- ------------ ------------ ------------ ------------ ------------ ------------
  $   193         $    5         $  5,539     $  5,827     $   (221)    $ 8,648      $ 1,673      $ 9,514
       25              3                0            0      (19,435)     (3,785)      (2,139)        (804)
      307             94                0            0       (5,488)     (9,555)      (4,962)      (7,126)
  -------         ------         --------     --------     --------     -------      -------      -------
      525            102            5,539        5,827      (25,144)     (4,692)      (5,428)       1,584
  -------         ------         --------     --------     --------     -------      -------      -------
    7,982          5,006          402,375      356,079       43,966      56,343       26,253       31,688
   (1,116)          (589)         (82,635)     (67,279)      (9,462)     (6,293)      (5,449)      (4,129)
  -------         ------         --------     --------     --------     -------      -------      -------
    6,866          4,417          319,740      288,800       34,504      50,050       20,804       27,559
  -------         ------         --------     --------     --------     -------      -------      -------
    7,391          4,519          325,279      294,627        9,360      45,358       15,376       29,143
    4,519              0          383,069       88,442       54,680       9,322       44,622       15,479
  -------         ------         --------     --------     --------     -------      -------      -------
  $11,910         $4,519         $708,348     $383,069     $ 64,040     $54,680      $59,998      $44,622
  =======         ======         ========     ========     ========     =======      =======      =======
      434              0           35,225        8,412        6,726         928        4,236        1,541
      748            492           36,717       33,096        6,161       6,560        2,654        3,125
     (104)           (58)          (7,543)      (6,283)      (1,687)       (762)        (591)        (430)
  -------         ------         --------     --------     --------     -------      -------      -------
    1,078            434           64,399       35,225       11,200       6,726        6,299        4,236
  =======         ======         ========     ========     ========     =======      =======      =======

  $   198         $    5         $ 14,140     $  8,601     $ 10,644     $10,865      $13,223      $11,550
  =======         ======         ========     ========     ========     =======      =======      =======

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)


                                                                          MONY Custom Estate Master
                                                             --------------------------------------------------
                                                                        Enterprise Accumulation Trust
                                                             --------------------------------------------------

                                                                      Managed            International Growth
                                                                    Subaccount                Subaccount
                                                             ------------------------  ------------------------
                                                             For the year For the year For the year For the year
                                                                ended        ended        ended        ended
                                                             December 31, December 31, December 31, December 31,
                                                                 2002         2001         2002         2001
                                                             ------------ ------------ ------------ ------------
From operations:
 Net investment income (loss)...............................   $    78      $ 1,030      $    72      $ 2,336
 Net realized loss on investments...........................    (1,029)        (835)      (3,488)      (1,178)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (2,810)        (846)      (2,189)      (6,782)
                                                               -------      -------      -------      -------
Net increase (decrease) in net assets resulting from
 operations.................................................    (3,761)        (651)      (5,605)      (5,624)
                                                               -------      -------      -------      -------
From unit transactions:
 Net proceeds from the issuance of units....................     9,711       17,719       10,542       17,902
 Net asset value of units redeemed or used to meet contract
   obligations..............................................    (1,203)      (5,076)      (2,629)      (1,581)
                                                               -------      -------      -------      -------
Net increase (decrease) from unit transactions..............     8,508       12,643        7,913       16,321
                                                               -------      -------      -------      -------
Net increase (decrease) in net assets.......................     4,747       11,992        2,308       10,697
Net assets beginning of year................................    14,354        2,362       24,531       13,834
                                                               -------      -------      -------      -------
Net assets end of year*.....................................   $19,101      $14,354      $26,839      $24,531
                                                               =======      =======      =======      =======
Unit transactions:
Units outstanding beginning of year.........................     1,617          236        4,047        1,641
Units issued during the year................................     1,281        1,912        1,928        2,656
Units redeemed during the year..............................      (158)        (531)        (458)        (250)
                                                               -------      -------      -------      -------
Units outstanding end of year...............................     2,740        1,617        5,517        4,047
                                                               =======      =======      =======      =======
----------
*  Includes undistributed net investment income of:            $ 1,785      $ 1,707      $ 2,927      $ 2,855
                                                               =======      =======      =======      =======

                      See notes to financial statements.

                                       MONY Custom Estate Master
------------------------------------------------------------------------------------------------------
                                     Enterprise Accumulation Trust
------------------------------------------------------------------------------------------------------
       High Yield                                          Growth and               Small Company
          Bond                     Growth                    Income                    Growth
       Subaccount                Subaccount                Subaccount                Subaccount
------------------------  ------------------------  ------------------------  ------------------------
For the year For the year For the year For the year For the year For the year For the year For the year
   ended        ended        ended        ended        ended        ended        ended        ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001         2002         2001         2002         2001         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $ 1,391      $   820      $     72     $     68     $    218     $   164      $   (95)     $   808
     (143)         (47)       (9,532)      (2,634)      (6,199)       (617)        (675)        (201)
   (1,149)        (290)      (14,330)      (2,248)      (1,307)     (2,117)      (6,193)         299
  -------      -------      --------     --------     --------     -------      -------      -------
       99          483       (23,790)      (4,814)      (7,288)     (2,570)      (6,963)         906
  -------      -------      --------     --------     --------     -------      -------      -------
   10,181        1,541        72,346       45,363       11,659      26,778        9,325       19,290
   (1,117)        (520)      (21,908)     (11,723)     (20,735)     (4,593)      (3,317)      (2,384)
  -------      -------      --------     --------     --------     -------      -------      -------
    9,064        1,021        50,438       33,640       (9,076)     22,185        6,008       16,906
  -------      -------      --------     --------     --------     -------      -------      -------
    9,163        1,504        26,648       28,826      (16,364)     19,615         (955)      17,812
   10,160        8,656        59,860       31,034       31,159      11,544       28,736       10,924
  -------      -------      --------     --------     --------     -------      -------      -------
  $19,323      $10,160      $ 86,508     $ 59,860     $ 14,795     $31,159      $27,781      $28,736
  =======      =======      ========     ========     ========     =======      =======      =======
    1,004          903         7,125        3,218        3,587       1,167        2,949        1,074
      996          153         9,496        5,303        1,601       2,935        1,224        2,140
     (112)         (52)       (3,155)      (1,396)      (2,879)       (515)        (409)        (265)
  -------      -------      --------     --------     --------     -------      -------      -------
    1,888        1,004        13,466        7,125        2,309       3,587        3,764        2,949
  =======      =======      ========     ========     ========     =======      =======      =======

  $ 2,363      $   972      $    334     $    262     $    388     $   170      $   747      $   842
  =======      =======      ========     ========     ========     =======      =======      =======

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)


                                            MONY Custom Estate Master
                               --------------------------------------------------
                                          Enterprise Accumulation Trust
                               --------------------------------------------------
                                        Equity                    Capital
                                        Income                 Appreciation
                                      Subaccount                Subaccount
                               ------------------------  ------------------------
                               For the year For the year For the year For the year
                                  ended        ended        ended        ended
                               December 31, December 31, December 31, December 31,
                                   2002         2001         2002         2001
                               ------------ ------------ ------------ ------------
From operations:
Net investment income (loss)..   $   119      $    56      $    (87)    $    82
 Net realized gain (loss) on
   investments................      (100)         171        (3,281)     (1,204)
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................    (2,199)      (1,073)         (961)     (2,724)
                                 -------      -------      --------     -------
 Net increase (decrease) in
   net assets resulting from
   operations.................    (2,180)        (846)       (4,329)     (3,846)
                                 -------      -------      --------     -------
From unit transactions:
 Net proceeds from the
   issuance of units..........     5,369        8,126         6,516      21,985
 Net asset value of units
   redeemed or used to meet
   contract obligations.......      (720)      (9,172)      (11,624)     (3,056)
                                 -------      -------      --------     -------
Net increase (decrease) from
 unit transactions............     4,649       (1,046)       (5,108)     18,929
                                 -------      -------      --------     -------
Net increase (decrease) in
 net assets...................     2,469       (1,892)       (9,437)     15,083
Net assets beginning of period    12,449       14,341        27,189      12,106
                                 -------      -------      --------     -------
Net assets end of period*.....   $14,918      $12,449      $ 17,752     $27,189
                                 =======      =======      ========     =======
Unit transactions:
Units outstanding beginning
 of period....................     1,282        1,313         3,721       1,335
Units issued during the period       606          839           920       2,811
Units redeemed during the
 period.......................       (80)        (870)       (1,708)       (425)
                                 -------      -------      --------     -------
Units outstanding end of
 period.......................     1,808        1,282         2,933       3,721
                                 =======      =======      ========     =======
----------
*  Includes undistributed net
   investment income (loss)
   of:                           $   196      $    77      $    469     $   556
                                 =======      =======      ========     =======

** Commencement of operations

                      See notes to financial statements.

                                         MONY Custom Estate Master
----------------------------------------------------------------------------------------------------------
                                       Enterprise Accumulation Trust
----------------------------------------------------------------------------------------------------------
        Multi-Cap                                                    Mid-Cap
         Growth                      Balanced                         Growth                Total Return
       Subaccount                   Subaccount                      Subaccount               Subaccount
------------------------  -----------------------------  -------------------------------  -----------------
For the year For the year For the year  For the period   For the year   For the period     For the period
   ended        ended        ended      April 2, 2001**     ended     November 21, 2001**  June 17, 2002**
December 31, December 31, December 31,      through      December 31,       through            through
    2002         2001         2002     December 31, 2001     2002      December 31, 2001  December 31, 2002
------------ ------------ ------------ ----------------- ------------ ------------------- -----------------
  $   (167)    $  (146)      $   6           $  6           $   (4)          $  0               $  4
    (7,322)     (3,729)         (3)             1              (19)             0                  0
   (12,734)     (1,686)        (43)            12             (487)             0                  2
  --------     -------       -----           ----           ------           ----               ----
   (20,223)     (5,561)        (40)            19             (510)             0                  6
  --------     -------       -----           ----           ------           ----               ----
    15,395      44,917           0            434            2,047             28                173
   (10,270)     (6,053)        (71)           (62)            (134)           (14)               (37)
  --------     -------       -----           ----           ------           ----               ----
     5,125      38,864         (71)           372            1,913             14                136
  --------     -------       -----           ----           ------           ----               ----
   (15,098)     33,303        (111)           391            1,403             14                142
    52,995      19,692         391              0               14              0                  0
  --------     -------       -----           ----           ------           ----               ----
  $ 37,897     $52,995       $ 280           $391           $1,417           $ 14               $142
  ========     =======       =====           ====           ======           ====               ====
     9,181       2,823          37              0                1              0                  0
     3,372       7,402           0             43              209              2                 17
    (2,471)     (1,044)         (7)            (6)             (16)            (1)                (4)
  --------     -------       -----           ----           ------           ----               ----
    10,082       9,181          30             37              194              1                 13
  ========     =======       =====           ====           ======           ====               ====

  $   (337)    $  (170)      $  12           $  6           $   (4)          $  0               $  4
  ========     =======       =====           ====           ======           ====               ====

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                                                                          MONY Custom Estate Master
                                                             ----------------------------------------------------

                                                                      Dreyfus                   Dreyfus
                                                                    Stock Index        Socially Responsible Growth
                                                                    Subaccount                Subaccount
                                                             ------------------------  --------------------------
                                                             For the year For the year For the year  For the year
                                                                ended        ended        ended         ended
                                                             December 31, December 31, December 31,  December 31,
                                                                 2002         2001         2002          2001
                                                             ------------ ------------ ------------  ------------
From operations:
 Net investment income (loss)...............................   $    964     $   936      $    (7)      $   (24)
 Net realized loss on investments...........................    (12,844)     (2,187)      (1,566)       (1,078)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (13,092)     (4,494)      (3,944)         (998)
                                                               --------     -------      -------       -------
Net decrease in net assets resulting from operations........    (24,972)     (5,745)      (5,517)       (2,100)
                                                               --------     -------      -------       -------
From unit transactions:
 Net proceeds from the issuance of units....................     63,088      69,752       12,092        12,202
 Net asset value of units redeemed or used to meet contract
   obligations..............................................    (21,894)     (7,098)      (2,762)       (1,622)
                                                               --------     -------      -------       -------
Net increase (decrease) from unit transactions..............     41,194      62,654        9,330        10,580
                                                               --------     -------      -------       -------
Net increase in net assets..................................     16,222      56,909        3,813         8,480
Net assets beginning of year................................     83,501      26,592       14,727         6,247
                                                               --------     -------      -------       -------
Net assets end of year*.....................................   $ 99,723     $83,501      $18,540       $14,727
                                                               ========     =======      =======       =======
Unit transactions:
Units outstanding beginning of year.........................     10,189       2,839        2,190           717
Units issued during the year................................      8,938       8,193        2,341         1,698
Units redeemed during the year..............................     (3,397)       (843)        (636)         (225)
                                                               --------     -------      -------       -------
Units outstanding end of year...............................     15,730      10,189        3,895         2,190
                                                               ========     =======      =======       =======
----------
*  Includes undistributed net investment income of:            $  2,389     $ 1,425      $    14       $    21
                                                               ========     =======      =======       =======

                      See notes to financial statements.

                                      MONY Customer Estate Master
------------------------------------------------------------------------------------------------------
                 Fidelity Variable Insurance Products Funds                      Janus Aspen Series
----------------------------------------------------------------------------  ------------------------
           VIP                     VIP II                    VIP III                 Aggressive
         Growth                  Contrafund           Growth Opportunities             Growth
       Subaccount                Subaccount                Subaccount                Subaccount
------------------------  ------------------------  ------------------------  ------------------------
For the year For the year For the year For the year For the year For the year For the year For the year
   ended        ended        ended        ended        ended        ended        ended        ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001         2002         2001         2002         2001         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $   (167)    $ 1,459      $   167      $   672      $    87      $   (22)    $    (142)    $    (96)
    (8,926)     (3,339)      (1,310)        (855)        (424)        (730)      (19,922)      (9,172)
   (18,553)     (5,686)      (3,494)      (2,521)      (4,095)        (392)        6,337       (3,445)
  --------     -------      -------      -------      -------      -------     ---------     --------
   (27,646)     (7,566)      (4,637)      (2,704)      (4,432)      (1,144)      (13,727)     (12,713)
  --------     -------      -------      -------      -------      -------     ---------     --------
    49,176      77,497       25,593       34,282        7,376       16,439       176,121       40,375
   (10,821)     (8,000)      (4,516)      (3,472)      (2,691)      (1,440)     (157,890)      (5,189)
  --------     -------      -------      -------      -------      -------     ---------     --------
    38,355      69,497       21,077       30,810        4,685       14,999        18,231      (35,186)
  --------     -------      -------      -------      -------      -------     ---------     --------
    10,709      61,931       16,440       28,106          253       13,855         4,504       22,473
    69,806       7,875       42,052       13,946       18,145        4,290        34,790       12,317
  --------     -------      -------      -------      -------      -------     ---------     --------
  $ 80,515     $69,806      $58,492      $42,052      $18,398      $18,145     $  39,294     $ 34,790
  ========     =======      =======      =======      =======      =======     =========     ========
     9,189         850        5,132        1,486        2,459          496         9,449        2,017
     8,031       9,350        3,353        4,057        1,164        2,154        53,687        8,696
    (1,980)     (1,011)        (576)        (411)        (419)        (191)      (48,272)      (1,264)
  --------     -------      -------      -------      -------      -------     ---------     --------
    15,240       9,189        7,909        5,132        3,204        2,459        14,864        9,449
  ========     =======      =======      =======      =======      =======     =========     ========

     1,439     $ 1,606      $   824      $   657      $   167      $    80     $     671     $    813
  ========     =======      =======      =======      =======      =======     =========     ========

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                                            MONY Custom Estate Master
                               --------------------------------------------------
                                               Janus Aspen Series
                               --------------------------------------------------
                                                                  Capital
                                       Balanced                Appreciation
                                      Subaccount                Subaccount
                               ------------------------  ------------------------
                               For the year For the year For the year For the year
                                  ended        ended        ended        ended
                               December 31, December 31, December 31, December 31,
                                   2002         2001         2002         2001
                               ------------ ------------ ------------ ------------
From operations:
 Net investment income........   $ 1,114      $   713      $    117     $   454
 Net realized gain (loss) on
   investments................    (1,470)        (456)       (9,616)     (2,907)
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................    (3,305)      (1,161)          453      (5,696)
                                 -------      -------      --------     -------
Net increase (decrease) in
 net assets resulting from
 operations...................    (3,661)        (904)       (9,046)     (8,149)
                                 -------      -------      --------     -------
From unit transactions:
 Net proceeds from the
   issuance of units..........    27,380       34,764        22,149      45,861
 Net asset value of units
   redeemed or used to meet
   contract obligations.......    (6,241)      (4,874)      (11,908)     (5,894)
                                 -------      -------      --------     -------
Net increase from unit
 transactions.................    21,139       29,890        10,241      39,967
                                 -------      -------      --------     -------
Net increase in net assets....    17,478       28,986         1,195      31,818
Net assets beginning of period    35,113        6,127        44,064      12,246
                                 -------      -------      --------     -------
Net assets end of period*.....   $52,591      $35,113      $ 45,259     $44,064
                                 =======      =======      ========     =======
Unit transactions:
Units outstanding beginning
 of period....................     3,671          608         7,623       1,653
Units issued during the period     2,913        3,571         4,119       6,927
Units redeemed during the
 period.......................      (687)        (508)       (2,425)       (957)
                                 -------      -------      --------     -------
Units outstanding end of
 period.......................     5,897        3,671         9,317       7,623
                                 =======      =======      ========     =======
----------
 * Includes undistributed net
   investment income of:         $ 2,042      $   928      $    674     $   557
                                 =======      =======      ========     =======
** Commencement of operations


                      See notes to financial statements.

                                            MONY Custom Estate Master
----------------------------------------------------------------------------------------------------------------
   Janus Aspen Series     Lord Abbett Series Fund PIMCO Variable Insurance Products
------------------------  ----------------------- ---------------------------------
        Worldwide               Growth and                      Real
         Growth                   Income                       Return
       Subaccount               Subaccount                   Subaccount                         Total
------------------------  ----------------------- --------------------------------- ----------------------------
For the year For the year     For the period               For the period           For the Period For the Period
   ended        ended         June 17, 2002**              June 17, 2002**              ended          ended
December 31, December 31,         through                      through               December 31,   December 31,
    2002         2001        December 31, 2002            December 31, 2002              2002           2001
------------ ------------ ----------------------- --------------------------------- -------------- --------------
  $    530     $    131            $  1                         $  1                  $   12,251     $   33,934
   (12,935)      (4,931)             (1)                           0                    (122,304)       (40,474)
   (11,190)      (5,308)             (9)                           5                    (103,795)       (63,670)
  --------     --------            ----                         ----                  ----------     ----------
   (23,595)     (10,108)             (9)                           6                    (213,848)       (70,210)
  --------     --------            ----                         ----                  ----------     ----------
    55,454       62,365             166                          109                   1,080,792      1,050,286
   (15,582)      (7,786)            (32)                         (24)                   (407,992)      (168,577)
  --------     --------            ----                         ----                  ----------     ----------
    39,872       54,579             134                           85                     672,800        881,709
  --------     --------            ----                         ----                  ----------     ----------
    16,277       44,471             125                           91                     458,952        811,499
    67,366       22,895               0                            0                   1,170,649        359,150
  --------     --------            ----                         ----                  ----------     ----------
  $ 83,643     $ 67,366            $125                         $ 91                  $1,629,601     $1,170,649
  ========     ========            ====                         ====                  ==========     ==========
    10,066        2,643               0                            0
     9,837        8,523              27                           10
    (3,066)      (1,100)            (12)                          (2)
  --------     --------            ----                         ----
    16,837       10,066              15                            8
  ========     ========            ====                         ====

  $  1,498     $    968            $  1                         $  1                  $   58,091     $   45,840
  ========     ========            ====                         ====                  ==========     ==========

                                     MONY

                              Variable Account L

                         NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

   MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life) and MONY Survivorship Variable Universal Life. These policies are issued by MONY. For presentation purposes, the information related only to the Variable Universal Life Insurance policies (MONY Custom Estate Master) is presented here.

   There are thirty-five MONY Custom Estate Master Subaccounts available within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series, Lord Abbett Series Fund, or PIMCO Variable Insurance Trust (collectively, the "Funds"). The subaccounts of MONY Custom Estate Master commenced operations during the years ended December 31, 2000, through 2002. The Funds are registered under the 1940 Act as open end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

   These financial statements should be read in conjunction with the financial statements and footnotes of the Funds which were distributed by MONY to the policy holders.

2.  Significant Accounting Policies:

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

   The investment in shares of each of the respective Funds' portfolio is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

  Investment Transactions and Investment Income:

   Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains are recorded on the ex-dividend date. Investment income includes dividends from net investment income and distribution of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

  Taxes:

   MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)



3.  Related Party Transactions:

   MONY is the legal owner of the assets held by the Variable Account.

   Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

   The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for such purposes for all of the MONY Custom Estate Master Subaccounts for the period ended December 31, 2002 aggregated $263,558.

   MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% of the average daily net assets of each of the MONY Custom Estate Master subaccounts. MONY Life Insurance Company of America, (MONY America) a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund and receives amounts paid by the Fund for those services.

   Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

   MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders' accounts. During the period ended December 31, 2002, MONY received $679 in aggregate from certain Funds in connection with MONY Custom Estate Master subaccounts.

4. Investment Transactions:

   Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the period ended December 31, 2002 were as follows:

                                               Cost of
                                           Shares Acquired       Proceeds from
 MONY Custom Estate Master Subaccounts (Excludes Reinvestments) Shares Redeemed
 ------------------------------------- ------------------------ ---------------
   MONY Series Fund, Inc.

   Intermediate Term Bond Portfolio...              (0)                148
   Long Term Bond Portfolio...........           8,241               1,112
   Government Securities Portfolio....           7,815                 976
   Money Market Portfolio.............         359,468              41,302

   Enterprise Accumulation Trust

   Equity Portfolio...................          72,745              38,451
   Small Company Value Portfolio......          29,854               9,233
   Managed Portfolio..................          13,165               4,707
   International Growth Portfolio.....          13,913               6,093
   High Yield Bond Portfolio..........          10,180               1,171
   Growth Portfolio...................         101,816              51,646
   Growth and Income Portfolio........          11,841              20,996
   Small Company Growth Portfolio.....           9,429               3,512
   Equity Income Portfolio............           5,360                 760
   Capital Appreciation Portfolio.....           6,561              11,755

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)



4. Investment Transactions: (continued)

                                                       Cost of
                                                   Shares Acquired       Proceeds from
MONY Custom Estate Master Subaccounts          (Excludes Reinvestments) Shares Redeemed
-------------------------------------          ------------------------ ---------------
Multi-Cap Growth Portfolio....................          17,780               12,819
Balanced Portfolio............................               0                   71
Mid-Cap Growth Portfolio......................           2,024                  115
Total Return Portfolio........................             142                    6

Dreyfus

Dreyfus Stock Index Fund......................          76,918               36,016
Dreyfus Socially Responsible Growth Fund, Inc.          13,218                3,940

Fidelity Variable Insurance Products Funds

VIP Growth Portfolio..........................          65,161               27,045
VIP II Contrafund Portfolio...................          28,650                7,731
VIP III Growth Opportunities Portfolio........           6,758                2,131

Janus Aspen Series

Aggressive Growth Portfolio...................         469,573              451,478
Balanced Portfolio............................          42,701               21,711
Capital Appreciation Portfolio................          37,454               27,380
Worldwide Growth Portfolio....................          73,802               34,185

Lord Abbett Series Fund

Growth and Income Portfolio...................             218                   84

PIMCO Variable Insurance Trust

Real Return Portfolio.........................              89                    4

5. Financial Highlights:

   For a unit outstanding throughout the period ended December 31, 2002.

                                                                        For the period ended
                                          At December 31, 2002           December 31, 2002
                                      ----------------------------- ---------------------------
                                                                    Investment
                                                         Net Assets   Income   Expense   Total
MONY Custom Estate Master Subaccounts Units  Unit Values   (000s)     Ratio*   Ratio** Return***
------------------------------------- ------ ----------- ---------- ---------- ------- ---------
  MONY Series Fund, Inc.

  Intermediate Term Bond Subaccount..     79   $11.46       $  1       3.33%    0.35%     8.94%
  Long Term Bond Subaccount..........  1,639    12.79         21       4.58     0.35     13.59
  Government Securities Subaccount...  1,078    11.06         12       2.68     0.35      6.24
  Money Market Subaccount............ 64,399    11.00        708       1.48     0.35      1.10

  Enterprise Accumulation Trust

  Equity Subaccount.................. 11,200     5.72         64       0.00     0.35    (29.64)
  Small Company Value Subaccount.....  6,299     9.53         60       0.40     0.35     (9.58)
  Managed Subaccount.................  2,740     6.97         19       0.86     0.35    (21.50)
  International Growth Subaccount....  5,517     4.87         27       0.61     0.35    (19.64)
  High Yield Bond Subaccount.........  1,888    10.23         19       8.60     0.35      1.09
  Growth Subaccount.................. 13,466     6.43         87       0.44     0.35    (23.45)
  Growth and Income Subaccount.......  2,309     6.41         15       1.32     0.35    (26.24)

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)



5. Financial Highlights: (continued)

                                                                                         For the period ended
                                                         At December 31, 2002              December 31, 2002
                                                    -------------------------       ------------------------------
                                                                                    Investment
                                                                       Net Assets     Income    Expense     Total
MONY Custom Estate Master Subaccounts               Units  Unit Values   (000s)       Ratio*    Ratio**   Return***
-------------------------------------               ------ ----------- ----------   ----------  -------   ---------
Small Company Growth Subaccount....................  3,764     7.38        28          0.00      0.35      (24.23)
Equity Income Subaccount...........................  1,808     8.25        15          1.15      0.35      (15.04)
Capital Appreciation Subaccount....................  2,933     6.05        18          0.00      0.35      (17.24)
Multi-Cap Growth Subaccount........................ 10,082     3.76        38          0.00      0.35      (34.84)
Balanced Subaccount................................     30     9.35         0(/\/\)    1.81      0.35      (11.04)
Mid-Cap Growth Subaccount..........................    194     7.28         1          0.00      0.35      (31.19)
Total Return Subaccount(1).........................     13    10.45         0(/\/\)    3.35(/\)  0.35(/\)    4.50

Dreyfus

Dreyfus Stock Index Subaccount..................... 15,730     6.34       100          1.45      0.35      (22.68)
Dreyfus Socially Responsible Growth Fund Subaccount  3,895     4.76        19          0.31      0.35      (29.17)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount.............................. 15,240     5.28        81          0.12      0.35      (30.53)
VIP II Contrafund Subaccount.......................  7,909     7.40        58          0.70      0.35       (9.65)
VIP III Growth Opportunities Subaccount............  3,204     5.74        18          0.85      0.35      (22.22)

Janus Aspen Series

Aggressive Growth Subaccount....................... 14,864     2.64        39          0.00      0.35      (28.26)
Balanced Subaccount................................  5,897     8.92        53          2.80      0.35       (6.79)
Capital Appreciation Subaccount....................  9,317     4.86        45          0.59      0.35      (15.92)
Worldwide Growth Subaccount........................ 16,837     4.97        84          1.04      0.35      (25.71)

Lord Abbett Series Funds

Growth and Income Subaccount(1)....................     15     8.56         0(/\/\)    1.94(/\)  0.35(/\)  (14.40)

PIMCO Variable Insurance Trust

Real Return Subaccount(1)..........................      8    11.00         0(/\/\)    2.88(/\)  0.35(/\)   10.00

----------
(/\)Annualized
(/\/\)Amounts round to less than one thousand
(1)For the period June 17, 2002 (commencement of operations) through December 31, 2002.

   For a unit outstanding throughout the period ended December 31, 2001.

                                                                          For the period ended
                                          At December 31, 2001              December 31, 2001
                                      ----------------------------- --------------------------------
                                                                    Investment
                                                         Net Assets   Income      Expense     Total
MONY Custom Estate Master Subaccounts Units  Unit Values   (000s)     Ratio*      Ratio**   Return***
------------------------------------- ------ ----------- ---------- ----------   -------    ---------
  MONY Series Fund, Inc.

  Intermediate Term Bond Subaccount..     93   $10.52       $  1       0.00%(/\)  0.35%(/\)   5.20%
  Long Term Bond Subaccount..........  1,011    11.26         11       5.15       0.35        5.93
  Government Securities Subaccount...    434    10.41          5       0.60(/\)   0.35(/\)    4.10
  Money Market Subaccount............ 35,225    10.88        383       3.23       0.35        3.52

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)


                                                                                      For the period ended
                                                      At December 31, 2001              December 31, 2001
                                                 -------------------------       ------------------------------
                                                                                 Investment
                                                                    Net Assets     Income    Expense     Total
MONY Custom Estate Master Subaccounts            Units  Unit Values   (000s)       Ratio*    Ratio**   Return***
-------------------------------------            ------ ----------- ----------   ----------  -------   ---------

Enterprise Accumulation Trust

Equity Subaccount...............................  6,726     8.13        55          0.00      0.35      (19.10)
Small Company Value Subaccount..................  4,236    10.54        45          0.30      0.35        4.88
Managed Subaccount..............................  1,617     8.88        14          2.76      0.35      (11.38)
International Growth Subaccount.................  4,047     6.06        25          0.71      0.35      (28.11)
High Yield Bond Subaccount......................  1,004    10.12        10          8.79      0.35        5.53
Growth Subaccount...............................  7,125     8.40        60          0.51      0.35      (12.86)
Growth and Income Subaccount....................  3,587     8.69        31          1.09      0.35      (12.13)
Small Company Growth Subaccount.................  2,949     9.74        29          0.00      0.35       (4.23)
Equity Income Subaccount........................  1,282     9.71        12          0.81      0.35      (11.08)
Capital Appreciation Subaccount.................  3,721     7.31        27          0.72      0.35      (19.40)
Multi-Cap Growth Subaccount.....................  9,181     5.77        53          0.00      0.35      (17.34)
Balanced Subaccount.............................     37    10.51         0(/\/\)    2.77(/\)  0.35(/\)    5.10
Mid-Cap Growth Subaccount.......................      1    10.58         0(/\/\)    0.00(/\)  0.35(/\)    5.80

Dreyfus

Dreyfus Stock Index Subaccount.................. 10,189     8.20        84          0.49      0.35      (12.49)
Dreyfus Socially Responsible Growth Subaccount .  2,190     6.72        15          0.10      0.35      (22.94)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount...........................  9,189     7.60        70          0.00      0.35      (18.02)
VIP II Contrafund Subaccount....................  5,132     8.19        42          0.56      0.35      (12.69)
VIP III Growth Opportunities Subaccount.........  2,459     7.38        18          0.17      0.35      (14.78)

Janus Aspen Series

Aggressive Growth Subaccount....................  9,449     3.68        35          0.00      0.35      (39.67)
Balanced Subaccount.............................  3,671     9.57        35          3.12      0.35       (4.97)
Capital Appreciation Subaccount.................  7,623     5.78        44          1.57      0.35      (22.00)
Worldwide Growth Subaccount..................... 10,066     6.69        67          0.64      0.35      (22.75)

----------
(/\)Annualized
(/\/\)Amounts round to less than one thousand
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of MONY Variable Account L -- Strategist and MONYEquity Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Strategist's and MONYEquity Master's Subaccounts of MONY Variable Account L at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 8, 2003

                                     MONY

                              Variable Account L

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002

                                                                 Strategist
                               -----------------------------------------------------------------------------
                                                      MONY Series Fund, Inc.
                               -------------------------------------------------------------------
                                 Equity     Equity   Intermediate Long Term                Money
                                 Growth     Income    Term Bond      Bond    Diversified   Market
                               Subaccount Subaccount  Subaccount  Subaccount Subaccount  Subaccount   Total
                               ---------- ---------- ------------ ---------- ----------- ---------- --------
           ASSETS
Shares held in respective
  Funds.......................     3,466      3,237      1,315        1,556      8,925      18,146
                                ========   ========    =======     ========   ========    ========
Investments at cost...........  $ 67,554   $ 57,890    $14,520     $ 19,642   $133,348    $ 18,146  $311,100
                                ========   ========    =======     ========   ========    ========  ========
Investments in respective
  Funds, at net asset value...  $ 42,912   $ 40,239    $15,556     $ 22,613   $ 72,023    $ 18,146  $211,489
Amount due from MONY..........         0          0          0            0          0           0         0
Amount due from respective
  Funds.......................         0          0          0            0          0           0         0
                                --------   --------    -------     --------   --------    --------  --------
       Total assets...........    42,912     40,239     15,556       22,613     72,023      18,146   211,489
                                --------   --------    -------     --------   --------    --------  --------
         LIABILITIES
Amount due to MONY............        23         21          8           12         39          10       113
Amount due to respective Funds         0          0          0            0          0           0         0
                                --------   --------    -------     --------   --------    --------  --------
       Total liabilities......        23         21          8           12         39          10       113
                                --------   --------    -------     --------   --------    --------  --------
Net assets....................  $ 42,889   $ 40,218    $15,548     $ 22,601   $ 71,984    $ 18,136  $211,376
                                ========   ========    =======     ========   ========    ========  ========
Net assets consist of:
  Contractholders' net
   payments...................  $(25,449)  $ 12,762    $ 2,469     $(16,789)  $ 15,687    $(12,066) $(23,386)
  Undistributed net
   investment income..........    99,661     44,843     10,771       30,430    109,521      30,202   325,428
  Accumulated net realized
   gain (loss) on investments.    (6,681)       264      1,272        5,989      8,101           0     8,945
  Net unrealized appreciation
   (depreciation) of
   investments................   (24,642)   (17,651)     1,036        2,971    (61,325)          0   (99,611)
                                --------   --------    -------     --------   --------    --------  --------
Net assets....................  $ 42,889   $ 40,218    $15,548     $ 22,601   $ 71,984    $ 18,136  $211,376
                                ========   ========    =======     ========   ========    ========  ========
Number of units outstanding*..     1,027        950        544          626      2,043         877
                                ========   ========    =======     ========   ========    ========
Net asset value per unit
  outstanding*................  $  41.76   $  42.35    $ 28.59     $  36.08   $  35.24    $  20.69
                                ========   ========    =======     ========   ========    ========

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                         MONYEquity Master
--------------------------------------------------------------------------------------------------
           MONY Series Fund, Inc.                         Enterprise Accumulation Trust
--------------------------------------------- ----------------------------------------------------
Government Intermediate Long Term    Money                 Small Company              International
Securities  Term Bond      Bond      Market      Equity        Value       Managed       Growth
Subaccount  Subaccount  Subaccount Subaccount  Subaccount   Subaccount    Subaccount   Subaccount
---------- ------------ ---------- ---------- -----------  ------------- -----------  -------------

   26,041      16,234      24,056    675,285      401,682       240,654      452,916      306,867
 ========    ========    ========   ========  ===========   ===========  ===========   ==========
 $291,653    $178,663    $306,012   $675,285  $ 9,779,145   $ 5,584,946  $10,951,246   $1,809,622
 ========    ========    ========   ========  ===========   ===========  ===========   ==========

 $307,810    $192,043    $349,530   $675,285  $ 4,916,588   $ 4,129,619  $ 6,920,563   $1,061,761
        0         184           0          0        1,246         1,040        1,239          419
        0           0           6        268        1,103           685        1,406          303
 --------    --------    --------   --------  -----------   -----------  -----------   ----------
  307,810     192,227     349,536    675,553    4,918,937     4,131,344    6,923,208    1,062,483
 --------    --------    --------   --------  -----------   -----------  -----------   ----------

      201         125         235        712        4,532         3,428        6,013        1,017
        0         184           0          0        1,246         1,040        1,239          419
 --------    --------    --------   --------  -----------   -----------  -----------   ----------
      201         309         235        712        5,778         4,468        7,252        1,436
 --------    --------    --------   --------  -----------   -----------  -----------   ----------
 $307,609    $191,918    $349,301   $674,841  $ 4,913,159   $ 4,126,876  $ 6,915,956   $1,061,047
 ========    ========    ========   ========  ===========   ===========  ===========   ==========

 $267,881    $165,266    $268,980   $607,883  $ 7,886,268   $ 3,878,265  $ 8,914,424   $1,635,345
   21,300      12,831      44,166     66,958    3,534,535     2,024,352    5,110,510      297,310

    2,271         441      (7,363)         0   (1,645,087)     (320,414)  (3,078,295)    (123,747)

   16,157      13,380      43,518          0   (4,862,557)   (1,455,327)  (4,030,683)    (747,861)
 --------    --------    --------   --------  -----------   -----------  -----------   ----------
 $307,609    $191,918    $349,301   $674,841  $ 4,913,159   $ 4,126,876  $ 6,915,956   $1,061,047
 ========    ========    ========   ========  ===========   ===========  ===========   ==========
   22,488      13,508      22,745     53,939      585,851       216,070      652,248      133,659
 ========    ========    ========   ========  ===========   ===========  ===========   ==========
 $  13.68    $  14.21    $  15.36   $  12.51  $      8.39   $     19.10  $     10.60   $     7.94
 ========    ========    ========   ========  ===========   ===========  ===========   ==========

                                     MONY

                              Variable Account L

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2002

                                                             MONYEquity Master
                                    ------------------------------------------------------------------
                                                       Enterprise Accumulation Trust
                                    ------------------------------------------------------------------

                                    High Yield            Growth and   Capital                 Equity
                                       Bond      Growth     Income   Appreciation  Balanced    Income
                                    Subaccount Subaccount Subaccount  Subaccount  Subaccount Subaccount
                                    ---------- ---------- ---------- ------------ ---------- ----------
              ASSETS
Shares held in respective Funds....   156,540     53,717    110,119      20,054        297      1,198
                                     ========   ========  =========    ========     ======     ======
Investments at cost................  $717,927   $287,741  $ 636,894    $125,061     $1,221     $5,593
                                     ========   ========  =========    ========     ======     ======
Investments in respective Funds,
  at net asset value...............  $632,422   $213,793  $ 434,968    $ 94,856     $1,260     $5,054
Amount due from MONY...............         8        102          0          10          0          0
Amount due from respective Funds...       145         16          5           9          0          0
                                     --------   --------  ---------    --------     ------     ------
       Total assets................   632,575    213,911    434,973      94,875      1,260      5,054
                                     --------   --------  ---------    --------     ------     ------
           LIABILITIES
Amount due to MONY.................       564        160        294          73          1          3
Amount due to respective Funds.....         8        102          0          10          0          0
                                     --------   --------  ---------    --------     ------     ------
       Total liabilities...........       572        262        294          83          1          3
                                     --------   --------  ---------    --------     ------     ------
Net assets.........................  $632,003   $213,649  $ 434,679    $ 94,792     $1,259     $5,051
                                     ========   ========  =========    ========     ======     ======
Net assets consist of:
  Contractholders' net payments....  $595,403   $346,126  $ 675,825    $136,704     $1,479     $5,816
  Undistributed net investment
   income (loss)...................   188,619      3,220      1,914       2,526         41         51
  Accumulated net realized gain
   (loss) on investments...........   (66,514)   (61,749)   (41,134)    (14,233)      (300)      (277)
  Net unrealized appreciation
   (depreciation) of investments...   (85,505)   (73,948)  (201,926)    (30,205)        39       (539)
                                     --------   --------  ---------    --------     ------     ------
Net assets.........................  $632,003   $213,649  $ 434,679    $ 94,792     $1,259     $5,051
                                     ========   ========  =========    ========     ======     ======
Number of units outstanding*.......    51,078     33,150     68,556      15,482        149        638
                                     ========   ========  =========    ========     ======     ======
Net asset value per unit
  outstanding*.....................  $  12.37   $   6.45  $    6.34    $   6.12     $ 8.47     $ 7.91
                                     ========   ========  =========    ========     ======     ======

----------
 *Units outstanding have been rounded for presentation purposes.
**Rounds to less than one.

                      See notes to financial statements.

                                 MONYEquity Master
-----------------------------------------------------------------------------------
            Enterprise Accumulation Trust
----------------------------------------------------
             Small                                      Dreyfus
Multi-Cap   Company    Mid-Cap   Worldwide   Emerging    Stock     Dreyfus Socially
  Growth     Growth     Growth     Growth   Countries    Index    Responsible Growth
Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount     Subaccount
---------- ---------- ---------- ---------- ---------- ---------- ------------------
   1,379      4,791      2,299        63          0**      7,223            49
 =======    =======    =======     =====      =====     ========        ======
 $ 9,600    $29,924    $16,860     $ 539      $   0     $214,231        $1,152
 =======    =======    =======     =====      =====     ========        ======
 $ 7,597    $28,649    $12,183     $ 427      $   0     $162,310        $  930
       0          0          0         0          0           17             0
       0          0          0         0          0            5             0
 -------    -------    -------     -----      -----     --------        ------
   7,597     28,649     12,183       427          0      162,332           930
 -------    -------    -------     -----      -----     --------        ------
       4         10          7         1          0          112             1
       0          0          0         0          0           17             0
 -------    -------    -------     -----      -----     --------        ------
       4         10          7         1          0          129             1
 -------    -------    -------     -----      -----     --------        ------
 $ 7,593    $28,639    $12,176     $ 426      $   0     $162,203        $  929
 =======    =======    =======     =====      =====     ========        ======
 $10,286    $30,036    $17,324     $ 549      $(850)    $229,000        $1,364
     (55)        40       (103)       (4)        (4)       4,134            (6)

    (635)      (162)      (368)       (7)       854      (19,010)         (207)

  (2,003)    (1,275)    (4,677)     (112)         0      (51,921)         (222)
 -------    -------    -------     -----      -----     --------        ------
 $ 7,593    $28,639    $12,176     $ 426      $   0     $162,203        $  929
 =======    =======    =======     =====      =====     ========        ======
   1,337      3,613      1,874        57          0**     26,426           154
 =======    =======    =======     =====      =====     ========        ======
 $  5.68    $  7.93    $  6.50     $7.42      $0.00     $   6.14        $ 6.04
 =======    =======    =======     =====      =====     ========        ======

                                     MONY

                              Variable Account L

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2002


                                               MONYEquity Master
                                      -----------------------------------------
                                      Fidelity Variable Insurance Products Funds
                                      -----------------------------------------
                                                                    VIP III
                                         VIP          VIP II        Growth
                                        Growth      Contrafund   Opportunities
                                      Subaccount    Subaccount    Subaccount
                                      ----------    ----------   -------------
                  ASSETS
       Shares held in respective
         Funds.......................     7,896         7,525          154
                                       ========      ========       ======
       Investments at cost...........  $272,749      $156,380       $2,373
                                       ========      ========       ======
       Investments in respective
         Funds, at net asset value...  $184,288      $135,751       $1,807
       Amount due from MONY..........         9             7            0
       Amount due from respective
         Funds.......................        10            13            0
                                       --------      --------       ------
              Total assets...........   184,307       135,771        1,807
                                       --------      --------       ------
                LIABILITIES
       Amount due to MONY............       133           101            1
       Amount due to respective Funds         9             7            0
                                       --------      --------       ------
              Total liabilities......       142           108            1
                                       --------      --------       ------
       Net assets....................  $184,165      $135,663       $1,806
                                       ========      ========       ======
       Net assets consist of:
         Contractholders' net
          payments...................  $315,759      $164,598       $2,429
         Undistributed net
          investment income (loss)...     9,159         1,628           (6)
         Accumulated net realized
          loss on investments........   (52,292)       (9,934)         (51)
         Net unrealized depreciation
          of investments.............   (88,461)      (20,629)        (566)
                                       --------      --------       ------
       Net assets....................  $184,165      $135,663       $1,806
                                       ========      ========       ======
       Number of units outstanding*..    35,429        18,390          251
                                       ========      ========       ======
       Net asset value per unit
         outstanding*................  $   5.20      $   7.38       $ 7.19
                                       ========      ========       ======

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                               MONYEquity Master
          ----------------------------------------------------------
                       Janus Aspen Series
          --------------------------------------------

          Aggressive              Capital    Worldwide
            Growth    Balanced  Appreciation   Growth
          Subaccount Subaccount  Subaccount  Subaccount     Total
          ---------- ---------- ------------ ---------- ------------
               265      1,986       14,566      11,115
            ======    =======     ========    ========
            $5,191    $43,061     $344,108    $330,559  $ 32,777,736
            ======    =======     ========    ========  ============
            $4,194    $40,886     $253,016    $233,967  $ 21,001,557
                 0          0           52          42         4,375
                 0          0            8          10         3,992
            ------    -------     --------    --------  ------------
             4,194     40,886      253,076     234,019    21,009,924
            ------    -------     --------    --------  ------------
                 2         16          176         163        18,085
                 0          0           52          42         4,375
            ------    -------     --------    --------  ------------
                 2         16          228         205        22,460
            ------    -------     --------    --------  ------------
            $4,192    $40,870     $252,848    $233,814  $ 20,987,464
            ======    =======     ========    ========  ============
            $5,489    $42,247     $395,337    $396,007  $ 26,995,240
               (29)       901        2,570       8,294    11,334,852
              (271)      (103)     (53,967)    (73,895)   (5,566,449)
              (997)    (2,175)     (91,092)    (96,592)  (11,776,179)
            ------    -------     --------    --------  ------------
            $4,192    $40,870     $252,848    $233,814  $ 20,987,464
            ======    =======     ========    ========  ============
               729      4,496       46,743      51,123
            ======    =======     ========    ========
            $ 5.75    $  9.09     $   5.41    $   4.57
            ======    =======     ========    ========

                                     MONY

                              Variable Account L

                            STATEMENT OF OPERATIONS

                     For the year ended December 31, 2002


                                                                 Strategist
                               -----------------------------------------------------------------------------
                                                      MONY Series Fund, Inc.
                               -------------------------------------------------------------------
                                 Equity     Equity   Intermediate Long Term                Money
                                 Growth     Income    Term Bond      Bond    Diversified   Market
                               Subaccount Subaccount  Subaccount  Subaccount Subaccount  Subaccount   Total
                               ---------- ---------- ------------ ---------- ----------- ---------- --------
Dividend income...............  $    328   $    734      $306       $  714    $  1,642     $ 441    $  4,165
Distribution from net
  realized gains..............         0      3,871         0            0       9,810         0      13,681
Mortality and expense risk
  charges.....................      (333)      (259)      (63)        (108)       (475)     (177)     (1,415)
                                --------   --------      ----       ------    --------     -----    --------
Net investment income (loss)..        (5)     4,346       243          606      10,977       264      16,431
                                --------   --------      ----       ------    --------     -----    --------
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
   investments................   (13,729)    (3,537)       50          349      (1,998)        0     (18,865)
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................    (2,496)    (9,074)      585        1,344     (23,719)        0     (33,360)
                                --------   --------      ----       ------    --------     -----    --------
Net realized and unrealized
  gain (loss) on investments..   (16,225)   (12,611)      635        1,693     (25,717)        0     (52,225)
                                --------   --------      ----       ------    --------     -----    --------
Net increase (decrease) in
  net assets resulting from
  operations..................  $(16,230)  $ (8,265)     $878       $2,299    $(14,740)    $ 264    $(35,794)
                                ========   ========      ====       ======    ========     =====    ========

                      See notes to financial statements.

                                         MONYEquity Master
---------------------------------------------------------------------------------------------------
           MONY Series Fund, Inc.                         Enterprise Accumulation Trust
--------------------------------------------- ----------------------------------------------------
Government Intermediate Long Term    Money                 Small Company              International
Securities  Term Bond      Bond      Market      Equity        Value       Managed       Growth
Subaccount  Subaccount  Subaccount Subaccount  Subaccount   Subaccount    Subaccount   Subaccount
---------- ------------ ---------- ---------- -----------  ------------- -----------  -------------
 $ 7,121     $ 5,172     $13,869    $ 8,657   $         0    $  16,024   $    72,064    $   7,740
       0           0           0          0             0      121,076             0            0
  (1,897)     (1,169)     (2,407)    (4,385)      (40,974)     (32,520)      (56,691)      (8,582)
 -------     -------     -------    -------   -----------    ---------   -----------    ---------
   5,224       4,003      11,462      4,272       (40,974)     104,580        15,373         (842)
 -------     -------     -------    -------   -----------    ---------   -----------    ---------

   2,454       1,031       3,739          0      (857,964)    (226,536)     (863,263)    (132,682)

   6,736       8,073      25,745          0    (1,087,161)    (324,615)   (1,066,672)    (120,722)
 -------     -------     -------    -------   -----------    ---------   -----------    ---------

   9,190       9,104      29,484          0    (1,945,125)    (551,151)   (1,929,935)    (253,404)
 -------     -------     -------    -------   -----------    ---------   -----------    ---------

 $14,414     $13,107     $40,946    $ 4,272   $(1,986,099)   $(446,571)  $(1,914,562)   $(254,246)
 =======     =======     =======    =======   ===========    =========   ===========    =========

                                     MONY

                              Variable Account L

                      STATEMENT OF OPERATIONS (continued)


                                                             MONYEquity Master
                               ----------------------------------------------------------------------------
                                                       Enterprise Accumulation Trust
                               ----------------------------------------------------------------------------
                                High Yield                Growth and    Capital                    Equity
                                   Bond        Growth       Income    Appreciation   Balanced      Income
                                Subaccount   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
                               ------------ ------------ ------------ ------------ ------------ ------------

                               For the year For the year For the year For the year For the year For the year
                                  ended        ended        ended        ended        ended        ended
                               December 31, December 31, December 31, December 31, December 31, December 31,
                                   2002         2002         2002         2002         2002         2002
                               ------------ ------------ ------------ ------------ ------------ ------------
Dividend income...............   $ 52,769     $    909    $   5,857     $      0       $ 14        $  62
Distribution from net
  realized gains..............          0            0            0            0          0            0
Mortality and expense risk
  charges.....................     (4,568)      (1,682)      (3,615)        (709)        (5)         (28)
                                 --------     --------    ---------     --------       ----        -----
Net investment income (loss)..     48,201         (773)       2,242         (709)         9           34
                                 --------     --------    ---------     --------       ----        -----
Realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) on
   investments................    (14,373)     (13,190)     (30,279)      (4,626)       (61)         (16)
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................    (28,095)     (47,239)    (121,571)     (13,383)        39         (639)
                                 --------     --------    ---------     --------       ----        -----
Net realized and unrealized
  gain (loss) on investments..    (42,468)     (60,429)    (151,850)     (18,009)       (22)        (655)
                                 --------     --------    ---------     --------       ----        -----
Net increase (decrease) in
  net assets resulting from
  operations..................   $  5,733     $(61,202)   $(149,608)    $(18,718)      $(13)       $(621)
                                 ========     ========    =========     ========       ====        =====

----------
** Commencement of operations

                      See notes to financial statements.

                                         MONYEquity Master
---------------------------------------------------------------------------------------------------
                   Enterprise Accumulation Trust
-------------------------------------------------------------------
 Multi-Cap   Small Company   Mid-Cap     Worldwide      Emerging       Dreyfus     Dreyfus Socially
   Growth       Growth        Growth       Growth       Countries    Stock Index  Responsible Growth
 Subaccount   Subaccount    Subaccount   Subaccount    Subaccount     Subaccount      Subaccount
 ----------  ------------- ------------ ------------ --------------- ------------ ------------------
                                                     For the period
For the year For the year  For the year For the year July 24, 2002** For the year    For the year
   ended         ended        ended        ended         through        ended           ended
December 31, December 31,  December 31, December 31,  December 31,   December 31,    December 31,
    2002         2002          2002         2002          2002           2002            2002
------------ ------------- ------------ ------------ --------------- ------------ ------------------
  $     0       $     0      $     0       $   0          $  0         $  2,229         $   2
        0             0            0           0             0                0             0
      (42)          (60)         (96)         (3)           (4)          (1,178)           (7)
  -------       -------      -------       -----          ----         --------         -----
      (42)          (60)         (96)         (3)           (4)           1,051            (5)
  -------       -------      -------       -----          ----         --------         -----
     (594)         (144)        (350)         (7)          854           (8,761)         (198)
   (1,869)       (1,383)      (4,547)       (112)            0          (34,207)         (214)
  -------       -------      -------       -----          ----         --------         -----
   (2,463)       (1,527)      (4,897)       (119)          854          (42,968)         (412)
  -------       -------      -------       -----          ----         --------         -----
  $(2,505)      $(1,587)     $(4,993)      $(122)         $850         $(41,917)        $(417)
  =======       =======      =======       =====          ====         ========         =====

                                     MONY

                              Variable Account L

                      STATEMENT OF OPERATIONS (continued)

                     For the year ended December 31, 2002


                                                    MONYEquity Master
                                           -----------------------------------------
                                           Fidelity Variable Insurance Products Funds
                                           -----------------------------------------
                                                                         VIP III
                                              VIP          VIP II        Growth
                                             Growth      Contrafund   Opportunities
                                           Subaccount    Subaccount    Subaccount
                                           ----------    ----------   -------------
  Dividend income.........................  $    246      $    804        $  15
  Distribution from net realized gains....         0             0            0
  Mortality and expense risk charges......    (1,412)         (944)         (14)
                                            --------      --------        -----
  Net investment income (loss)............    (1,166)         (140)           1
                                            --------      --------        -----
  Realized and unrealized gain (loss) on
    investments:
    Net realized loss on investments......   (23,790)       (3,569)         (41)
    Net change in unrealized depreciation
     of investments.......................   (44,839)       (9,772)        (426)
                                            --------      --------        -----
  Net realized and unrealized loss on
    investments...........................   (68,629)      (13,341)        (467)
                                            --------      --------        -----
  Net decrease in net assets resulting
    from operations.......................  $(69,795)     $(13,481)       $(466)
                                            ========      ========        =====

                      See notes to financial statements.

                               MONYEquity Master
           ---------------------------------------------------------
                        Janus Aspen Series
           --------------------------------------------

           Aggressive              Capital    Worldwide
             Growth    Balanced  Appreciation   Growth
           Subaccount Subaccount  Subaccount  Subaccount    Total
           ---------- ---------- ------------ ---------- -----------
             $   0     $   719     $  1,507    $  2,306  $   198,086
                 0           0            0           0      121,076
               (20)       (130)      (1,875)     (1,730)    (166,747)
             -----     -------     --------    --------  -----------
               (20)        589         (368)        576      152,415
             -----     -------     --------    --------  -----------
              (228)        (44)     (29,905)    (25,537)  (2,228,080)
              (680)     (1,614)     (14,198)    (45,044)  (2,928,409)
             -----     -------     --------    --------  -----------
              (908)     (1,658)     (44,103)    (70,581)  (5,156,489)
             -----     -------     --------    --------  -----------
             $(928)    $(1,069)    $(44,471)   $(70,005) $(5,004,074)
             =====     =======     ========    ========  ===========

                                     MONY

                              Variable Account L

                      STATEMENT OF CHANGES IN NET ASSETS


                                                                Strategist
                               ----------------------------------------------------------------------------
                                                          MONY Series Fund, Inc.
                               ----------------------------------------------------------------------------
                                     Equity Growth             Equity Income        Intermediate Term Bond
                                      Subaccount                Subaccount                Subaccount
                               ------------------------  ------------------------  ------------------------
                               For the year For the year For the year For the year For the year For the year
                                  ended        ended        ended        ended        ended        ended
                               December 31, December 31, December 31, December 31, December 31, December 31,
                                   2002         2001         2002         2001         2002         2001
                               ------------ ------------ ------------ ------------ ------------ ------------
From operations:
 Net Investment income (loss).   $     (5)    $ 39,337     $ 4,346      $ 4,823      $   243      $   358
 Net realized gain (loss) on
   investments................    (13,729)     (42,503)     (3,537)      (5,128)          50           27
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................     (2,496)     (14,629)     (9,074)      (5,340)         585          194
                                 --------     --------     -------      -------      -------      -------
Net increase (decrease) in
 net assets resulting from
 operations...................    (16,230)     (17,795)     (8,265)      (5,645)         878          579
                                 --------     --------     -------      -------      -------      -------
From unit transactions:
 Net proceeds from the
   issuance of units..........     24,753       10,837      15,496        9,400        7,558          407
 Net asset value of units
   redeemed or used to meet
   contract obligations.......    (22,895)     (37,289)     (7,955)      (9,050)        (644)        (684)
                                 --------     --------     -------      -------      -------      -------
Net increase (decrease) from
 unit transactions............      1,858      (26,452)      7,541          350        6,914         (277)
                                 --------     --------     -------      -------      -------      -------
Net increase (decrease) in
 net assets...................    (14,372)     (44,247)       (724)      (5,295)       7,792          302
Net assets beginning of year..     57,261      101,508      40,942       46,237        7,756        7,454
                                 --------     --------     -------      -------      -------      -------
Net assets end of year*.......   $ 42,889     $ 57,261     $40,218      $40,942      $15,548      $ 7,756
                                 ========     ========     =======      =======      =======      =======
Unit transactions:
Units outstanding beginning
 of year......................      1,054        1,498         815          815          295          306
Units issued during the year..        501          189         328          185          273           16
Units redeemed during the year       (528)        (633)       (193)        (185)         (24)         (27)
                                 --------     --------     -------      -------      -------      -------
Units outstanding end of year.      1,027        1,054         950          815          544          295
                                 ========     ========     =======      =======      =======      =======
----------
*  Includes undistributed net
   investment income of:         $ 99,661     $ 99,666     $44,843      $40,497      $10,771      $10,528
                                 ========     ========     =======      =======      =======      =======

                      See notes to financial statements.

                                              Strategist
------------------------------------------------------------------------------------------------------
                           MONY Series Fund, Inc.
----------------------------------------------------------------------------
     Long Term Bond              Diversified              Money Market
       Subaccount                Subaccount                Subaccount                   Total
------------------------  ------------------------  ------------------------  ------------------------
For the year For the year For the year For the year For the year For the year For the year For the year
   ended        ended        ended        ended        ended        ended        ended        ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001         2002         2001         2002         2001         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $   606      $   707      $ 10,977     $ 25,714     $    264     $ 1,132      $ 16,431     $ 72,071
      349          140        (1,998)        (771)           0           0       (18,865)     (48,235)

    1,344            0       (23,719)     (42,095)           0           0       (33,360)     (61,870)
  -------      -------      --------     --------     --------     -------      --------     --------

    2,299          847       (14,740)     (17,152)         264       1,132       (35,794)     (38,034)
  -------      -------      --------     --------     --------     -------      --------     --------
    7,861          695         1,684        1,816          273      26,387        57,625       49,542

   (2,785)      (1,469)       (2,739)      (4,976)     (28,450)     (3,158)      (65,468)     (56,626)
  -------      -------      --------     --------     --------     -------      --------     --------
    5,076         (774)       (1,055)      (3,160)     (28,177)     23,229        (7,843)      (7,084)
  -------      -------      --------     --------     --------     -------      --------     --------
    7,375           73       (15,795)     (20,312)     (27,913)     24,361       (43,637)     (45,118)
   15,226       15,153        87,779      108,091       46,049      21,688       255,013      300,131
  -------      -------      --------     --------     --------     -------      --------     --------
  $22,601      $15,226      $ 71,984     $ 87,779     $ 18,136     $46,049      $211,376     $255,013
  =======      =======      ========     ========     ========     =======      ========     ========
      478          503         2,071        2,144        2,246       1,091
      230           22            44           41           13       1,312
      (82)         (47)          (72)        (114)      (1,382)       (157)
  -------      -------      --------     --------     --------     -------
      626          478         2,043        2,071          877       2,246
  =======      =======      ========     ========     ========     =======

  $30,430      $29,824      $109,521     $ 98,544     $ 30,202     $29,938      $325,428     $308,997
  =======      =======      ========     ========     ========     =======      ========     ========

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)


                                                             MONYEquity Master
                               ----------------------------------------------------------------------------
                                                          MONY Series Fund, Inc.
                               ----------------------------------------------------------------------------
                                      Government             Intermediate Term             Long Term
                                      Securities                   Bond                      Bond
                                      Subaccount                Subaccount                Subaccount
                               ------------------------  ------------------------  ------------------------
                               For the year For the year For the year For the year For the year For the year
                                  ended        ended        ended        ended        ended        ended
                               December 31, December 31, December 31, December 31, December 31, December 31,
                                   2002         2001         2002         2001         2002         2001
                               ------------ ------------ ------------ ------------ ------------ ------------
From operations:
 Net Investment income (loss).   $  5,224     $  7,101     $  4,003     $  4,146     $ 11,462     $ 11,265
 Net realized gain (loss) on
   investments................      2,454        1,848        1,031          373        3,739        3,331
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................      6,736        1,700        8,073        2,572       25,745         (686)
                                 --------     --------     --------     --------     --------     --------
Net increase (decrease) in
 net assets resulting from
 operations...................     14,414       10,649       13,107        7,091       40,946       13,910
                                 --------     --------     --------     --------     --------     --------
From unit transactions:
 Net proceeds from the
   issuance of units..........    128,886       80,538       79,225       41,738       70,999       86,596
 Net asset value of units
   redeemed or used to meet
   contract obligations.......    (53,760)     (43,706)     (19,896)     (15,441)     (54,629)     (52,289)
                                 --------     --------     --------     --------     --------     --------
Net increase from unit
 transactions.................     75,126       36,832       59,329       26,297       16,370       34,307
                                 --------     --------     --------     --------     --------     --------
Net increase (decrease) in
 net assets...................     89,540       47,481       72,436       33,388       57,316       48,217
Net assets beginning of year..    218,069      170,588      119,482       86,094      291,985      243,768
                                 --------     --------     --------     --------     --------     --------
Net assets end of year*.......   $307,609     $218,069     $191,918     $119,482     $349,301     $291,985
                                 ========     ========     ========     ========     ========     ========
Unit transactions:
Units outstanding beginning
 of year......................     16,863       13,956        9,128        7,085       21,528       18,963
Units issued during the year..      9,797        6,354        6,136        3,258        5,085        6,605
Units redeemed during the year     (4,172)      (3,447)      (1,756)      (1,215)      (3,868)      (4,040)
                                 --------     --------     --------     --------     --------     --------
Units outstanding end of year.     22,488       16,863       13,508        9,128       22,745       21,528
                                 ========     ========     ========     ========     ========     ========
----------
*  Includes undistributed net
   investment income of:         $ 21,300     $ 16,076     $ 12,831     $  8,828     $ 44,166     $ 32,704
                                 ========     ========     ========     ========     ========     ========

                      See notes to financial statements.

                                           MONYEquity Master
------------------------------------------------------------------------------------------------------
 MONY Series Fund, Inc.                           Enterprise Accumulation Trust
------------------------  ----------------------------------------------------------------------------
          Money                                           Small Company
         Market                    Equity                     Value                    Managed
       Subaccount                Subaccount                Subaccount                Subaccount
------------------------  ------------------------  ------------------------  ------------------------
For the year For the year For the year For the year For the year For the year For the year For the year
   ended        ended        ended        ended        ended        ended        ended        ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001         2002         2001         2002         2001         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

 $   4,272    $  12,101   $   (40,974) $ 1,065,812   $  104,580   $1,043,032  $    15,373  $   570,036
         0            0      (857,964)    (863,163)    (226,536)    (200,237)    (863,263)  (1,347,132)

         0            0    (1,087,161)  (1,586,564)    (324,615)    (673,717)  (1,066,672)    (296,366)
 ---------    ---------   -----------  -----------   ----------   ----------  -----------  -----------

     4,272       12,101    (1,986,099)  (1,383,915)    (446,571)     169,078   (1,914,562)  (1,073,462)
 ---------    ---------   -----------  -----------   ----------   ----------  -----------  -----------

   396,455      227,921     1,539,453    1,703,994      934,482    1,037,221    1,823,189    2,046,956

  (229,116)    (110,374)   (1,010,245)    (969,103)    (699,833)    (572,189)  (1,554,685)  (1,270,158)
 ---------    ---------   -----------  -----------   ----------   ----------  -----------  -----------
   167,339      117,547       529,208      734,891      234,649      465,032      268,504      776,798
 ---------    ---------   -----------  -----------   ----------   ----------  -----------  -----------
   171,611      129,648    (1,456,891)    (649,024)    (211,922)     634,110   (1,646,058)    (296,664)
   503,230      373,582     6,370,050    7,019,074    4,338,798    3,704,688    8,562,014    8,858,678
 ---------    ---------   -----------  -----------   ----------   ----------  -----------  -----------
 $ 674,841    $ 503,230   $ 4,913,159  $ 6,370,050   $4,126,876   $4,338,798  $ 6,915,956  $ 8,562,014
 =========    =========   ===========  ===========   ==========   ==========  ===========  ===========

    40,522       30,993       532,023      472,274      204,616      182,442      631,443      575,976
    31,788       18,556       161,310      139,694       45,946       50,013      157,345      146,154
   (18,371)      (9,027)     (107,482)     (79,945)     (34,492)     (27,839)    (136,540)     (90,687)
 ---------    ---------   -----------  -----------   ----------   ----------  -----------  -----------
    53,939       40,522       585,851      532,023      216,070      204,616      652,248      631,443
 =========    =========   ===========  ===========   ==========   ==========  ===========  ===========

 $  66,958    $  62,686   $ 3,534,535  $ 3,575,509   $2,024,352   $1,919,772  $ 5,110,510  $ 5,095,137
 =========    =========   ===========  ===========   ==========   ==========  ===========  ===========

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)


                                                                  MONYEquity Master
                                    ----------------------------------------------------------------------------
                                                            Enterprise Accumulation Trust
                                    ----------------------------------------------------------------------------
                                                                     High Yield
                                          International                 Bond                     Growth
                                        Growth Subaccount            Subaccount                Subaccount
                                    ------------------------  ------------------------  ------------------------

                                    For the year For the year For the year For the year For the year For the year
                                       ended        ended        ended        ended        ended        ended
                                    December 31, December 31, December 31, December 31, December 31, December 31,
                                        2002         2001         2002         2001         2002         2001
                                    ------------ ------------ ------------ ------------ ------------ ------------
From operations:
 Net Investment income (loss)......  $     (842)  $  128,013   $  48,201     $ 46,007     $   (773)    $   (575)
 Net realized loss on investments..    (132,682)     (98,675)    (14,373)     (18,199)     (13,190)      (4,515)
 Net change in unrealized
   appreciation (depreciation) of
   investments.....................    (120,722)    (445,255)    (28,095)      (1,547)     (47,239)     (22,821)
                                     ----------   ----------   ---------     --------     --------     --------
Net increase (decrease) in net
 assets resulting from operations..    (254,246)    (415,917)      5,733       26,261      (61,202)     (27,911)
                                     ----------   ----------   ---------     --------     --------     --------
From unit transactions:
 Net proceeds from the issuance of
   units...........................     367,258      432,230     130,510      145,404       73,555       81,619
 Net asset value of units redeemed
   or used to meet contract
   obligations.....................    (222,189)    (234,412)   (101,903)     (82,820)     (41,210)     (19,913)
                                     ----------   ----------   ---------     --------     --------     --------
Net increase from unit transactions     145,069      197,818      28,607       62,584       32,345       61,706
                                     ----------   ----------   ---------     --------     --------     --------
Net increase (decrease) in net
 assets............................    (109,177)    (218,099)     34,340       88,845      (28,857)      33,795
Net assets beginning of period.....   1,170,224    1,388,323     597,663      508,818      242,506      208,711
                                     ----------   ----------   ---------     --------     --------     --------
Net assets end of period*..........  $1,061,047   $1,170,224   $ 632,003     $597,663     $213,649     $242,506
                                     ==========   ==========   =========     ========     ========     ========
Unit transactions:
Units outstanding beginning of
 period............................     117,820      100,108      48,673       43,551       28,653       21,398
Units issued during the period.....      41,681       39,323      11,002       12,128       10,746        9,662
Units redeemed during the period...     (25,842)     (21,611)     (8,597)      (7,006)      (6,249)      (2,407)
                                     ----------   ----------   ---------     --------     --------     --------
Units outstanding end of period....     133,659      117,820      51,078       48,673       33,150       28,653
                                     ==========   ==========   =========     ========     ========     ========
----------
*  Includes undistributed net
   investment income of:             $  297,310   $  298,152   $ 188,619     $140,418     $  3,220     $  3,993
                                     ==========   ==========   =========     ========     ========     ========

** Commencement of operations
***Amounts round to less than one.

                      See notes to financial statements.

                                             MONYEquity Master
-----------------------------------------------------------------------------------------------------------
                                       Enterprise Accumulation Trust
-----------------------------------------------------------------------------------------------------------
                                   Capital                                                 Equity
       Growth and               Appreciation                 Balanced                      Income
    Income Subaccount            Subaccount                 Subaccount                   Subaccount
------------------------  ------------------------  ------------------------    ---------------------------
                                                                 For the period              For the period
For the year For the year For the year For the year For the year May 4, 2001**  For the year June 19, 2001**
   ended        ended        ended        ended        ended        through        ended         through
December 31, December 31, December 31, December 31, December 31,  December 31,  December 31,  December 31,
    2002         2001         2002         2001         2002          2001          2002          2001
------------ ------------ ------------ ------------ ------------ -------------- ------------ ---------------
 $   2,242     $    769     $   (709)    $    (46)     $    9       $    32        $   34        $    17
   (30,279)     (10,658)      (4,626)      (9,362)        (61)         (239)          (16)          (261)

  (121,571)     (65,635)     (13,383)      (9,232)         39             0          (639)           100
 ---------     --------     --------     --------      ------       -------        ------        -------

  (149,608)     (75,524)     (18,718)     (18,640)        (13)         (207)         (621)          (144)
 ---------     --------     --------     --------      ------       -------        ------        -------
   111,651      131,912       39,892       49,649       2,038         2,610         3,772          5,300

   (88,568)     (71,399)     (15,274)     (27,711)       (767)       (2,402)         (259)        (2,997)
 ---------     --------     --------     --------      ------       -------        ------        -------
    23,083       60,513       24,618       21,938       1,271           208         3,513          2,303
 ---------     --------     --------     --------      ------       -------        ------        -------
  (126,525)     (15,011)       5,900        3,298       1,258             1         2,892          2,159
   561,204      576,215       88,892       85,594           1             0         2,159              0
 ---------     --------     --------     --------      ------       -------        ------        -------
 $ 434,679     $561,204     $ 94,792     $ 88,892      $1,259       $     1        $5,051        $ 2,159
 =========     ========     ========     ========      ======       =======        ======        =======
    65,041       58,400       11,976        9,254           0             0           231              0
    16,007       14,623        5,724        6,340         239           263           438            556
   (12,492)      (7,982)      (2,218)      (3,618)        (90)         (263)          (31)          (325)
 ---------     --------     --------     --------      ------       -------        ------        -------
    68,556       65,041       15,482       11,976         149             0***        638            231
 =========     ========     ========     ========      ======       =======        ======        =======

 $   1,914     $   (328)    $  2,526     $  3,235      $   41       $    32        $   51        $    17
 =========     ========     ========     ========      ======       =======        ======        =======

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)



                                                     ---------------------------

                                                     ---------------------------

                                                              Multi-Cap
                                                               Growth
                                                             Subaccount
                                                     --------------------------
                                                                  For the period
                                                     For the year May 18, 2001**
                                                        ended        through
                                                     December 31,  December 31,
                                                         2002          2001
                                                     ------------ --------------
From operations:
  Net Investment income (loss)......................   $   (42)       $  (13)
  Net realized gain (loss) on investments...........      (594)          (41)
  Net change in unrealized appreciation
   (depreciation) of investments....................    (1,869)         (134)
                                                       -------        ------
Net increase (decrease) in net assets resulting from
 operations.........................................    (2,505)         (188)
                                                       -------        ------
From unit transactions:
  Net proceeds from the issuance of units...........     7,011         5,378
  Net asset value of units redeemed or used to meet
   contract obligations.............................    (1,924)         (179)
                                                       -------        ------
Net increase (decrease) from unit transactions......     5,087         5,199
                                                       -------        ------
Net increase (decrease) in net assets...............     2,582         5,011
Net assets beginning of period......................     5,011             0
                                                       -------        ------
Net assets end of period*...........................   $ 7,593        $5,011
                                                       =======        ======
Unit transactions:
Units outstanding beginning of period...............       572             0
Units issued during the period......................     1,063           594
Units redeemed during the period....................      (298)          (22)
                                                       -------        ------
Units outstanding end of period.....................     1,337           572
                                                       =======        ======
----------
*Includes undistributed net investment income
 (loss) of:                                            $   (55)       $  (13)
                                                       =======        ======





                                                             Small Company                    Mid-Cap
                                                                Growth                        Growth
                                                              Subaccount                    Subaccount
                                                     ----------------------------  ----------------------------
                                                                   For the period                For the period
                                                     For the year August 8, 2001** For the year August 8, 2001**
                                                        ended         through         ended         through
                                                     December 31,   December 31,   December 31,   December 31,
                                                         2002           2001           2002           2001
                                                     ------------ ---------------- ------------ ----------------
From operations:
  Net Investment income (loss)......................   $   (60)        $  100        $   (96)        $   (7)
  Net realized gain (loss) on investments...........      (144)           (18)          (350)           (18)
  Net change in unrealized appreciation
   (depreciation) of investments....................    (1,383)           108         (4,547)          (130)
                                                       -------         ------        -------         ------
Net increase (decrease) in net assets resulting from
 operations.........................................    (1,587)           190         (4,993)          (155)
                                                       -------         ------        -------         ------
From unit transactions:
  Net proceeds from the issuance of units...........    26,266          4,941         14,570          3,876
  Net asset value of units redeemed or used to meet
   contract obligations.............................    (1,045)          (126)          (998)          (124)
                                                       -------         ------        -------         ------
Net increase (decrease) from unit transactions......    25,221          4,815         13,572          3,752
                                                       -------         ------        -------         ------
Net increase (decrease) in net assets...............    23,634          5,005          8,579          3,597
Net assets beginning of period......................     5,005              0          3,597              0
                                                       -------         ------        -------         ------
Net assets end of period*...........................   $28,639         $5,005        $12,176         $3,597
                                                       =======         ======        =======         ======
Unit transactions:
Units outstanding beginning of period...............       476              0            379              0
Units issued during the period......................     3,266            490          1,639            393
Units redeemed during the period....................      (129)           (14)          (144)           (14)
                                                       -------         ------        -------         ------
Units outstanding end of period.....................     3,613            476          1,874            379
                                                       =======         ======        =======         ======
----------
*Includes undistributed net investment income
 (loss) of:                                            $    40         $  100        $  (103)        $   (7)
                                                       =======         ======        =======         ======

** Commencement of operations
***Amounts round to less than one.

                      See notes to financial statements.

                                                     MONYEquity Master
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Fidelity Variable Insurance
       Enterprise Accumulation Trust                                                                    Products Funds
-------------------------------------------                                                        --------------------------
                                                                                 Dreyfus
         Worldwide              Emerging              Dreyfus             Socially Responsible                VIP
           Growth               Countries           Stock Index                  Growth                     Growth
         Subaccount            Subaccount           Subaccount                 Subaccount                 Subaccount
-------------------------    --------------- ------------------------  --------------------------  --------------------------
             For the period  For the period                                         For the period
For the year June 13, 2001** July 24, 2002** For the year For the year For the year May 15, 2001** For the year  For the year
   ended         through         through        ended        ended        ended        through        ended         ended
December 31,  December 31,    December 31,   December 31, December 31, December 31,  December 31,  December 31,  December 31,
    2002          2001            2002           2002         2001         2002          2001          2002          2001
------------ --------------- --------------- ------------ ------------ ------------ -------------- ------------  ------------
   $  (3)          $(1)         $     (4)      $  1,051     $  1,376      $   (5)        $ (1)       $ (1,166)     $ 10,867
      (7)            0               854         (8,761)      (9,710)       (198)          (9)        (23,790)      (28,799)

    (112)            0                 0        (34,207)      (8,258)       (214)          (8)        (44,839)      (18,560)
   -----           ---          --------       --------     --------      ------         ----        --------      --------

    (122)           (1)              850        (41,917)     (16,592)       (417)         (18)        (69,795)      (36,492)
   -----           ---          --------       --------     --------      ------         ----        --------      --------
     588             1            69,048         78,362      103,848       1,810          469         101,516       109,238

     (40)            0           (69,898)       (31,262)     (35,305)       (838)         (77)        (47,964)      (54,494)
   -----           ---          --------       --------     --------      ------         ----        --------      --------
     548             1              (850)        47,100       68,543         972          392          53,552        54,744
   -----           ---          --------       --------     --------      ------         ----        --------      --------
     426             0                 0          5,183       51,951         555          374         (16,243)       18,252
       0             0                 0        157,020      105,069         374            0         200,408       182,156
   -----           ---          --------       --------     --------      ------         ----        --------      --------
   $ 426           $ 0          $      0       $162,203     $157,020      $  929         $374        $184,165      $200,408
   =====           ===          ========       ========     ========      ======         ====        ========      ========
       0             0                 0         19,709       11,492          44            0          26,701        19,810
      62             0***          8,613         11,471       12,533         242           53          16,821        13,854
      (5)            0            (8,613)        (4,754)      (4,316)       (132)          (9)         (8,093)       (6,963)
   -----           ---          --------       --------     --------      ------         ----        --------      --------
      57             0***              0         26,426       19,709         154           44          35,429        26,701
   =====           ===          ========       ========     ========      ======         ====        ========      ========


   $  (4)          $(1)         $     (4)      $  4,134     $  3,083      $   (6)        $ (1)       $  9,159      $ 10,325
   =====           ===          ========       ========     ========      ======         ====        ========      ========

                                     MONY

                              Variable Account L

                STATEMENT OF CHANGES IN NET ASSETS (continued)


                                                               MONYEquity Master
                               --------------------------------------------------------------------------------
                                    Fidelity Variable Insurance Products Funds           Janus Aspen Series
                               ----------------------------------------------------  --------------------------
                                        VIP II                     VIP III                   Aggressive
                                      Contrafund            Growth Opportunities               Growth
                                      Subaccount                 Subaccount                  Subaccount
                               ------------------------  --------------------------  --------------------------
                                                                      For the period              For the period
                               For the year For the year For the year May 15, 2001** For the year May 15, 2001**
                                  ended        ended        ended        through        ended        through
                               December 31, December 31, December 31,  December 31,  December 31,  December 31,
                                   2002         2001         2002          2001          2002          2001
                               ------------ ------------ ------------ -------------- ------------ --------------
From operations:
 Net investment income (loss).   $   (140)    $  2,023      $    1        $   (7)       $  (20)       $   (9)
 Net realized loss on
   investments................     (3,569)      (6,246)        (41)          (10)         (228)          (43)
 Net change in unrealized
   depreciation of investments     (9,772)      (7,106)       (426)         (140)         (680)         (317)
                                 --------     --------      ------        ------        ------        ------
Net decrease in net assets
 resulting from operations....    (13,481)     (11,329)       (466)         (157)         (928)         (369)
                                 --------     --------      ------        ------        ------        ------
From unit transactions:
 Net proceeds from the
   issuance of units..........     55,949       66,691         586         2,088         2,403         3,879
 Net asset value of units
   redeemed or used to meet
   contract obligations.......    (20,594)     (23,568)       (157)          (88)         (607)         (186)
                                 --------     --------      ------        ------        ------        ------
Net increase from unit
 transactions.................     35,355       43,123         429         2,000         1,796         3,693
                                 --------     --------      ------        ------        ------        ------
Net increase (decrease) in
 net assets...................     21,874       31,794         (37)        1,843           868         3,324
Net assets beginning of period    113,789       81,995       1,843             0         3,324             0
                                 --------     --------      ------        ------        ------        ------
Net assets end of period*.....   $135,663     $113,789      $1,806        $1,843        $4,192        $3,324
                                 ========     ========      ======        ======        ======        ======
Unit transactions:
Units outstanding beginning
 of period....................     13,866        8,689         199             0           413             0
Units issued during the period      7,185        8,027          72           208           410           437
Units redeemed during the
 period.......................     (2,661)      (2,850)        (20)           (9)          (94)          (24)
                                 --------     --------      ------        ------        ------        ------
Units outstanding end of
 period.......................     18,390       13,866         251           199           729           413
                                 ========     ========      ======        ======        ======        ======
----------
*  Includes undistributed net
   investment income (loss)
   of:                           $  1,628     $  1,768      $   (6)       $   (7)       $  (29)       $   (9)
                                 ========     ========      ======        ======        ======        ======

                      See notes to financial statements.

                                            MONYEquity Master
---------------------------------------------------------------------------------------------------------
                               Janus Aspen Series
-------------------------------------------------------------------------------
                                      Capital                  Worldwide
          Balanced                 Appreciation                 Growth
         Subaccount                 Subaccount                Subaccount                   Total
---------------------------  ------------------------  ------------------------  ------------------------
             For the period
For the year June 13, 2001** For the year For the year For the year For the year For the year For the year
   ended         through        ended        ended        ended        ended        ended        ended
December 31,  December 31,   December 31, December 31, December 31, December 31, December 31, December 31,
    2002          2001           2002         2001         2002         2001         2002         2001
------------ --------------- ------------ ------------ ------------ ------------ ------------ ------------
  $   589        $   312       $   (368)    $  1,386     $    576     $   (469)  $   152,415  $ 2,903,267
      (44)           (59)       (29,905)     (23,108)     (25,537)     (45,597)   (2,228,080)  (2,660,547)
   (1,614)          (561)       (14,198)     (36,977)     (45,044)      (9,729)   (2,928,409)  (3,179,263)
  -------        -------       --------     --------     --------     --------   -----------  -----------
   (1,069)          (308)       (44,471)     (58,699)     (70,005)     (55,795)   (5,004,074)  (2,936,543)
  -------        -------       --------     --------     --------     --------   -----------  -----------
   28,369         14,889        114,798      126,828      124,702      150,378     6,327,343    6,666,192
     (478)          (533)       (75,508)     (50,973)     (59,362)     (68,469)   (4,403,009)  (3,709,036)
  -------        -------       --------     --------     --------     --------   -----------  -----------
   27,891         14,356         39,290       75,855       65,340       81,909     1,924,334    2,957,156
  -------        -------       --------     --------     --------     --------   -----------  -----------
   26,822         14,048         (5,181)      17,156       (4,665)      26,114    (3,079,740)      20,613
   14,048              0        258,029      240,873      238,479      212,365    24,067,204   24,046,591
  -------        -------       --------     --------     --------     --------   -----------  -----------
  $40,870        $14,048       $252,848     $258,029     $233,814     $238,479   $20,987,464  $24,067,204
  =======        =======       ========     ========     ========     ========   ===========  ===========
    1,435              0         39,919       28,955       38,546       26,409
    3,115          1,491         19,911       18,374       24,311       22,493
      (54)           (56)       (13,087)      (7,410)     (11,734)     (10,356)
  -------        -------       --------     --------     --------     --------
    4,496          1,435         46,743       39,919       51,123       38,546
  =======        =======       ========     ========     ========     ========


  $   901        $   312       $  2,570     $  2,938     $  8,294     $  7,718   $11,334,852  $11,182,437
  =======        =======       ========     ========     ========     ========   ===========  ===========

                                     MONY

                              Variable Account L

                         NOTES TO FINANCIAL STATEMENTS



1. Organization and Business:

   MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Variable Life Insurance policies (Strategist), Variable Universal Life Insurance policies (MONYEquity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life) and MONY Survivorship Variable Universal Life These policies are issued by MONY. For presentation purposes, the information related to the Variable Life (Strategist) and Variable Universal Life (MONYEquity Master) Insurance policies is presented here.

   There are currently six Strategist subaccounts and twenty-eight MONYEquity Master subaccounts available within the Variable Account each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, or Janus Aspen Series (collectively, the "Funds"). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

   These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY to the policyholders.

2. Significant Accounting Policies:

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

   The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

  Investment Transactions and Investment Income:

   Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains are recorded on the ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

  Taxes:

   MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)



3. Related Party Transactions:

   MONY is the legal owner of the assets of the Variable Account.

   Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

   The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for such purposes from all Strategist and MONYEquity Master subaccounts for the year ended December 31, 2002 aggregated $ 3,281,655.

   MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.60% (for each of the Strategist Subaccounts) and 0.75% (for each of the MONYEquity Master Subaccounts) of the average daily net assets of the respective subaccounts. MONY Life Insurance Company of America (MONY America), a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund and receives amounts paid by the Fund for those services.

   Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

   MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders' accounts. During the year ended December 31, 2002, MONY received $1,430 in aggregate from certain Funds in connection with Strategist and MONYEquity Master subaccounts.

4. Investment Transactions:

   Cost of shares acquired and proceeds from shares redeemed by each subaccount during the period ended December 31, 2002 were as follows:

                                    Cost of Shares Acquired   Proceeds from
                                    (Excludes Reinvestments) Shares Redeemed
                                    ------------------------ ---------------
   Strategist Subaccounts

   MONY Series Fund, Inc.
   Equity Growth Portfolio.........        $   23,048           $ 21,517
   Equity Income Portfolio.........            13,909              6,618
   Intermediate Term Bond Portfolio             7,558                701
   Long Term Bond Portfolio........             7,635              2,660
   Diversified Portfolio...........             1,686              3,203
   Money Market Portfolio..........               182             28,540

   MONYEquity Master Subaccounts

   MONY Series Fund, Inc.
   Government Securities Portfolio.           125,042             51,692
   Intermediate Term Bond Portfolio            79,918             21,677
   Long Term Bond Portfolio........            62,795             48,710
   Money Market Portfolio..........           365,088            201,876

   Enterprise Accumulation Trust
   Equity Portfolio................         1,225,587            736,308
   Small Company Value Portfolio...           759,698            556,400

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)


                                               Cost of Shares Acquired   Proceeds from
                                               (Excludes Reinvestments) Shares Redeemed
4. Investment Transactions: (continued)        ------------------------ ---------------
Managed Portfolio.............................        $1,415,801          $1,202,526
International Growth Portfolio................           309,760             172,984
High Yield Bond Portfolio.....................           108,228              83,990
Growth Portfolio..............................            69,719              39,001
Growth and Income Portfolio...................           101,804              82,252
Capital Appreciation Portfolio................            37,393              13,452
Balanced Portfolio............................             1,944                 677
Equity Income Portfolio.......................             3,687                 200
Multi-Cap Growth Portfolio....................             6,698               1,651
Small Company Growth Portfolio................            26,149                 979
Mid-Cap Growth Portfolio......................            14,440                 958
Worldwide Growth Portfolio....................               589                  44
Emerging Countries Portfolio..................            69,047              69,901

Dreyfus
Dreyfus Stock Index Fund......................            69,638              23,665
Dreyfus Socially Responsible Growth Fund, Inc.             1,657                 692

Fidelity Variable Insurance Products Funds
VIP Growth Portfolio..........................            92,163              39,973
VIP II Contrafund Portfolio...................            51,014              16,556
VIP III Growth Opportunities Portfolio........               578                 163

Janus Aspen Series
Aggressive Growth Portfolio...................             2,389                 612
Balanced Portfolio............................            28,255                 483
Capital Appreciation Portfolio................           103,355              65,865
Worldwide Growth Portfolio....................           108,935              45,257

5. Financial Highlights:

   For a unit outstanding throughout the period ended December 31, 2002:

                                    At December 31, 2002   For the period ended December 31, 2002
                                  ------------------------ ------------------------------------
                                                           Investment
                                          Unit  Net Assets   Income       Expense      Total
Strategist Subaccounts            Units  Values   (000s)     Ratio*       Ratio**    Return***
----------------------            ------ ------ ---------- ----------     -------    ---------

MONY Series Fund, Inc.

Equity Growth Subaccount.........  1,027 $41.76    $ 43       0.59%        0.60%      (23.15)%
Equity Income Subaccount.........    950  42.35      40       1.70         0.60       (15.65)
Intermediate Term Bond Subaccount    544  28.59      16       2.91         0.60         8.67
Long Term Bond Subaccount........    626  36.08      23       3.97         0.60        13.39
Diversified Subaccount...........  2,043  35.24      72       2.07         0.60       (16.87)
Money Market Subaccount..........    877  20.69      18       1.49         0.60         0.93

MONYEquity Master Subaccounts
-----------------------------

MONY Series Fund, Inc.

Government Securities Subaccount. 22,488  13.68     308       2.82         0.75         5.80
Intermediate Term Bond Subaccount 13,508  14.21     192       3.32         0.75         8.56
Long Term Bond Subaccount........ 22,745  15.36     349       4.32         0.75        13.27
Money Market Subaccount.......... 53,939  12.51     675       1.48         0.75         0.72

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)


                                                 At December 31, 2002    For the period ended December 31, 2002
5. Financial Highlights: (continued)           ------------------------- ------------------------------------
                                                                         Investment
                                                        Unit  Net Assets   Income       Expense      Total
Strategist Subaccounts                          Units  Values   (000s)     Ratio*       Ratio**    Return***
----------------------                         ------- ------ ---------- ----------     -------    ---------

Enterprise Accumulation Trust

Equity Subaccount............................. 585,851 $ 8.39  $ 4,913      0.00%        0.75%      (29.91)%
Small Company Value Subaccount................ 216,070  19.10    4,127      0.37         0.75        (9.91)
Managed Subaccount............................ 652,248  10.60    6,916      0.95         0.75       (21.83)
International Growth Subaccount............... 133,659   7.94    1,061      0.68         0.75       (20.04)
High Yield Bond Subaccount....................  51,078  12.37      632      8.66         0.75         0.73
Growth Subaccount.............................  33,150   6.45      214      0.41         0.75       (23.76)
Growth and Income Subaccount..................  68,556   6.34      435      1.22         0.75       (26.54)
Capital Appreciation Subaccount...............  15,482   6.12       95      0.00         0.75       (17.52)
Balanced Subaccount...........................     149   8.47        1      2.10         0.75        (7.73)
Equity Income Subaccount......................     638   7.91        5      1.66         0.75       (15.40)
Multi-Cap Growth Subaccount...................   1,337   5.68        8      0.00         0.75       (35.16)
Small Company Growth Subaccount...............   3,613   7.93       29      0.00         0.75       (24.55)
Mid-Cap Growth Subaccount.....................   1,874   6.50       12      0.00         0.75       (31.51)
Worldwide Growth Subaccount...................      57   7.42      426      0.00         0.75       (25.87)
Emerging Countries Subaccount.................       0      0        0      0.00         0.75       (21.50)

Dreyfus

Dreyfus Stock Index Subaccount................  26,426   6.14      162      1.42         0.75       (22.56)
Dreyfus Socially Responsible Growth Subaccount     154   6.04        1      0.21         0.75       (29.52)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount.........................  35,429   5.20      184      0.13         0.75       (30.76)
VIP II Contrafund Subaccount..................  18,390   7.38      136      0.64         0.75       (10.11)
VIP III Growth Opportunities Subaccount.......     251   7.19        2      0.80         0.75       (22.44)

Janus Aspen Series

Aggressive Growth Subaccount..................     729   5.75        4      0.00         0.75       (28.48)
Balanced Subaccount...........................   4,496   9.09       41      4.15         0.75        (7.15)
Capital Appreciation Subaccount...............  46,743   5.41      253      0.60         0.75       (16.25)
Worldwide Growth Subaccount...................  51,123   4.57      234      1.00         0.75       (26.17)

----------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)Annualized.
(^^)Amounts round to less than one thousand.

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)


5. Financial Highlights: (continued)

   For a unit outstanding throughout the period ended December 31, 2001:

                                                         At December 31, 2001       For the period ended December 31, 2001
                                                   ---------------------------      -----------------------------------
                                                                                    Investment
                                                                Unit  Net Assets      Income      Expense       Total
Strategist Subaccounts                                Units    Values   (000s)        Ratio*      Ratio**     Return***
----------------------                             -------     ------ ----------    ----------    -------     ---------

MONY Series Fund, Inc.

Equity Growth Subaccount..........................   1,054     $54.34   $   57         0.00%       0.60%       (19.79)%
Equity Income Subaccount..........................     815      50.21       41         1.71        0.60        (11.52)
Intermediate Term Bond Subaccount.................     295      26.31        8         5.27        0.60          7.87
Long Term Bond Subaccount.........................     478      31.82       15         5.16        0.60          5.68
Diversified Subaccount............................   2,071      42.39       88         1.13        0.60        (15.93)
Money Market Subaccount...........................   2,246      20.50       46         3.44        0.60          3.17

MONYEquity Master Subaccounts
-----------------------------

MONY Series Fund, Inc.

Government Securities Subaccount..................  16,863      12.93      218         4.35        0.75          5.81
Intermediate Term Bond Subaccount.................   9,128      13.09      119         4.84        0.75          7.74
Long Term Bond Subaccount.........................  21,528      13.56      292         4.92        0.75          5.53
Money Market Subaccount...........................  40,522      12.42      503         3.59        0.75          3.07

Enterprise Accumulation Trust
Equity Subaccount................................. 532,023      11.97    6,370         0.00        0.75        (19.45)
Small Company Value Subaccount.................... 204,616      21.20    4,339         0.26        0.75          4.33
Managed Subaccount................................ 631,443      13.56    8,562         2.19        0.75        (11.83)
International Growth Subaccount................... 117,820       9.93    1,170         0.68        0.75        (28.41)
High Yield Bond Subaccount........................  48,673      12.28      598         8.85        0.75          5.14
Growth Subaccount.................................  28,653       8.46      243         0.48        0.75        (13.23)
Growth and Income Subaccount......................  65,041       8.63      561         0.89        0.75        (12.56)
Capital Appreciation Subaccount...................  11,976       7.42       89         0.70        0.75        (19.78)
Balanced Subaccount (1)...........................       0(^^)   9.18        0(^^^)    4.18(^)     0.75(^)      (8.20)
Equity Income Subaccount (2)......................     231       9.35        2         1.66(^)     0.75(^)      (6.50)
Multi-Cap Growth Subaccount (3)...................     572       8.76        5         0.00(^)     0.75(^)     (12.40)
Small Company Growth Subaccount (4)...............     476      10.51        5         0.00(^)     0.75(^)       5.10
Mid-Cap Growth Subaccount (4).....................     379       9.49        4         0.00(^)     0.75(^)      (5.10)
Worldwide Growth Subaccount (5)...................       0(^^)  10.01        0(^^^)    0.00(^)     0.75(^)       0.10

Dreyfus

Dreyfus Stock Index Subaccount....................  19,709       7.96      157         0.51        0.75        (12.91)
Dreyfus Socially Responsible Growth Subaccount (6)      44       8.57        0(^^^)    0.00(^)     0.75(^)     (14.30)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount.............................  26,701       7.51      200         0.00        0.75        (18.37)
VIP II Contrafund Subaccount......................  13,866       8.21      114         0.59        0.75        (13.03)
VIP III Growth Opportunities Subaccount (6).......     199       9.27        2         0.00(^)     0.75(^)      (7.30)

Janus Aspen Series

Aggressive Growth Subaccount (6)..................     413       8.04        3         0.00(^)     0.75(^)     (19.60)
Balanced Subaccount (5)...........................   1,435       9.79       14         4.93(^)     0.75(^)      (2.10)
Capital Appreciation Subaccount...................  39,919       6.46      258         1.34        0.75        (22.36)
Worldwide Growth Subaccount.......................  38,546       6.19      238         0.53        0.75        (23.01)

----------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser

                                     MONY

                              Variable Account L

                   NOTES TO FINANCIAL STATEMENTS (continued)

5. Financial Highlights: (continued)



   and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)Annualized.
(^^)Amounts round to less than one.
(^^^)Amounts round to less than one thousand.
(1)For the period May 4, 2001 (commencement of operations) through December 31, 2001.
(2)For the period June 19, 2001 (commencement of operations) through December 31, 2001.
(3)For the period May 18, 2001 (commencement of operations) through December 31, 2001.
(4)For the period August 8, 2001 (commencement of operations) through December 31, 2001.
(5)For the period June 13, 2001 (commencement of operations) through December 31, 2001.
(6)For the period May 15, 2001 (commencement of operations) through December 31, 2001.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of Subaccounts of MONY Variable Account L

In our opinion, the accompanying combined statements of assets and liabilities and the related combined statements of operations and of changes in net assets present fairly, in all material respects, the combined financial position of Subaccounts of MONY Variable Account L at December 31, 2002, and the combined results of their operations and the changes in their combined net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These combined financial statements are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits of these combined financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 8, 2003

                                     MONY

                              Variable Account L

                 COMBINED STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002


                             ASSETS
                  Investments at cost........... $ 48,466,630
                                                 ============
                  Investments in Funds, at net
                    asset value................. $ 34,409,331
                  Amounts due from MONY.........       17,565
                  Amounts due from Funds........       18,094
                                                 ------------
                         Total assets...........   34,444,990
                                                 ------------
                           LIABILITIES
                  Amounts due to MONY...........       39,267
                  Amounts due to Funds..........       17,565
                                                 ------------
                         Total liabilities......       56,832
                                                 ------------
                  Net assets.................... $ 34,388,158
                                                 ============
                  Net assets consist of:
                    Contractholders' net
                     payments................... $ 43,105,864
                    Undistributed net
                     investment income..........   12,046,503
                    Accumulated net realized
                     loss on investments........   (6,706,910)
                    Net unrealized depreciation
                     of investments.............  (14,057,299)
                                                 ------------
                  Net assets.................... $ 34,388,158
                                                 ============

                  See notes to combined financial statements.

                                     MONY

                              Variable Account L

                       COMBINED STATEMENT OF OPERATIONS

                     For the year ended December 31, 2002

                  Dividend income................ $   321,281
                  Distributions from net
                    realized gains...............     151,524
                  Mortality and expense risk
                    charges......................    (226,269)
                                                  -----------
                  Net investment income..........     246,536
                                                  -----------
                  Realized and unrealized loss
                    on investments:
                    Net realized loss on
                     investments.................  (2,795,359)
                    Net change in unrealized
                     depreciation of investments.  (4,605,944)
                                                  -----------
                  Net realized and unrealized
                    loss on investments..........  (7,401,303)
                                                  -----------
                  Net decrease in net assets
                    resulting from operations.... $(7,154,767)
                                                  ===========

                  See notes to combined financial statements.

                                     MONY

                              Variable Account L

                  COMBINED STATEMENT OF CHANGES IN NET ASSETS

                       For the years ended December 31,


                                               2002         2001
                                           -----------  -----------
            From operations:
             Net investment income........ $   246,536  $ 3,231,474
             Net realized loss on
               investments................  (2,795,359)  (3,270,716)
             Net change in unrealized
               depreciation of investments  (4,605,944)  (3,560,698)
                                           -----------  -----------
            Net decrease in net assets
             resulting from operations....  (7,154,767)  (3,599,940)
                                           -----------  -----------
            From unit transactions:
             Net proceeds from the
               issuance of units of
               subaccounts................  15,967,812   15,851,567
             Net asset value of units
               redeemed or used to meet
               contract obligations of
               subaccounts................  (7,889,695)  (5,925,950)
                                           -----------  -----------
            Net increase from unit
             transactions of subaccounts..   8,078,117    9,925,617
                                           -----------  -----------
            Net increase in net assets....     923,350    6,325,677
            Net assets beginning of year..  33,464,808   27,139,131
                                           -----------  -----------
            Net assets end of year*....... $34,388,158  $33,464,808
                                           ===========  ===========
            ----------
            *Includes undistributed net
             investment income of:         $12,046,503  $11,799,967
                                           ===========  ===========

                  See notes to combined financial statements.

                                     MONY

                              Variable Account L

                    NOTES TO COMBINED FINANCIAL STATEMENTS



1. Organization and Business:

   MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Flexible Payment Variable Life Insurance Policies (Strategist), Variable Universal Life Insurance policies (MONYEquity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), and Survivorship Variable Universal Life Insurance policies, collectively, the "Variable Life Insurance Policies". These policies are issued by MONY. For presentation purposes, the information related to all Variable Life Insurance policies issued under the Variable Account is presented for the Variable Account as a whole.

   There are currently available twenty-eight MONYEquity Master subaccounts, six Strategist subaccounts, thirty-five MONY Custom Equity Master subaccounts, thirty-five MONY Custom Estate Master subaccounts, thirty-five Variable Universal Life subaccounts, and thirty-five Survivorship Universal Life subaccounts within the Variable Account (each hereafter referred to as a "subaccount"). Each subaccount holds assets that are segregated from all other subaccounts within the Variable Account.

   Each subaccount invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series, Alger American Fund, INVESCO Variable Investment Funds, Inc., PIMCO Variable Insurance Trust, MFS Variable Insurance Trust, Lord Abbett Series Funds, PBHG Insurance Series Funds and The Universal Institutional Funds Inc. (collectively, the "Funds"). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

   These combined financial statements should be read in conjunction with the separate financial statements and footnotes of each of the Variable Insurance Policies which are presented on pages before these combined financial statements.

2. Significant Accounting Policies:

   The preparation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

   The investment held by each subaccount in the shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value. For the purposes of presentation of the combined financial statements, investments held at December 31, 2002 by all of the subaccounts within the Variable Account have been aggregated.

  Investment Transactions and Investment Income:

   Investments made by the subacccounts in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments by the subaccounts in the portfolios of the Funds are determined on the identified cost-basis. Dividend income and distributions of net realized gains are recorded by the respective subaccount on ex-dividend date. Investment

                                     MONY

                              Variable Account L

              NOTES TO COMBINED FINANCIAL STATEMENTS (continued)


2. Significant Accounting Policies: (continued)

income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received by the subaccounts are reinvested in additional shares of the respective portfolios of the Funds.

  Taxes:

   MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3. Related Party Transactions:

   MONY is the legal owner of the assets of the Variable Account.

   Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

   The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated by the Variable Account as contractholder redemptions. For the period ended December 31, 2002 the aggregate amount deducted for such purposes for all subaccounts within the Variable Account was $5,496,975.

   MONY receives from the subaccounts within the Variable Account amounts deducted for mortality and expense risks at annual rates ranging from .35% to ..75% of the average daily net assets of each of the respective subaccounts within the Variable Account. MONY Life Insurance Company of America (MONY America), a wholly-owned subsidiary of MONY acts as investment adviser to the Fund and receives amounts paid by the Fund for those services.

   Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

   MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders' accounts. During the year ended December 31, 2002, MONY received $6,934 in aggregate from certain Funds in connection with the subaccounts within the Variable Account.

4. Other:

   At December 31, 2002, the aggregate net assets of all subaccounts within the Variable Account investing in a portfolio of the Funds were as follows:

  MONY Series Fund, Inc.
  Intermediate Term Bond Subaccount................................ $  348,125
  Long Term Bond Subaccount........................................    608,278
  Government Securities Subaccount.................................    646,908
  Money Market Subaccount..........................................  3,311,902
  Equity Growth Subaccount.........................................     42,889
  Equity Income Subaccount.........................................     40,218
  Diversified Subaccount...........................................     71,984

                                     MONY

                              Variable Account L

              NOTES TO COMBINED FINANCIAL STATEMENTS (continued)


4. Other: (continued)

           Enterprise Accumulation Trust
           Equity Subaccount............................. $5,617,710
           Small Company Value Subaccount................  4,678,930
           Managed Subaccount............................  7,280,433
           International Growth Subaccount...............  1,206,003
           High Yield Bond Subaccount....................    815,575
           Growth Subaccount.............................  1,094,767
           Growth and Income Subaccount..................  1,050,461
           Small Company Growth Subaccount...............    444,022
           Equity Income Subaccount......................    172,588
           Capital Appreciation Subaccount...............    422,588
           Multi-Cap Growth Subaccount...................    421,929
           Balanced Subaccount...........................     97,975
           Worldwide Growth Subaccount...................      8,974
           Emerging Countries Subaccount.................      4,283
           Mid-Cap Growth Subaccount.....................     42,309
           Global Socially Responsive Subaccount.........     18,779
           Total Return Subaccount.......................     37,015

           Dreyfus
           Dreyfus Stock Index Subaccount................  1,016,822
           Dreyfus Socially Responsible Growth Subaccount    118,570

           Fidelity Variable Insurance Products Funds
           VIP Growth Subaccount.........................    670,188
           VIP II Contrafund Subaccount..................    567,676
           VIP III Growth Opportunities Subaccount.......    101,196

           Janus Aspen Series
           Aggressive Growth Subaccount..................    492,821
           Balanced Subaccount...........................    429,475
           Capital Appreciation Subaccount...............    654,431
           Flexible Income Subaccount....................     30,963
           International Growth Subaccount...............     53,843
           Worldwide Growth Subaccount...................    807,215
           Strategic Value Subaccount....................

           The Alger American Funds
           Balanced Subaccount...........................     32,170
           Mid Cap Growth Subaccount.....................     57,622

                                     MONY

                              Variable Account L

              NOTES TO COMBINED FINANCIAL STATEMENTS (continued)



4. Other: (continued)

            Invesco Variable Investment Fund
            Financial Services Subaccount............... $    14,614
            Health Services Subaccount..................      19,986
            Telecommunications Subaccount...............       7,219

            MFS Variable Insurance Trust
            Mid Cap Growth Subaccount...................      28,040
            New Discovery Series Subaccount.............      35,286
            Total Return Series Subaccount..............      72,442
            Utilities Series Subaccount.................       8,396

            The Universal Institutional Funds, Inc.
            Emerging Equities Subaccount................      24,717
            Global Value Equity Subaccount..............       3,817
            U.S. Real Estate Subaccount.................      67,881

            Lord Abbett Series Funds
            Bond Debenture Subaccount...................      22,543
            Growth and Income Subaccount................      76,793
            Mid-Cap Value Subaccount....................      64,476

            PIMCO Variable Insurance Trust
            Global Bond Subaccount......................      56,846
            Real Return Subaccount......................     139,351
            StocksPlus Growth and Income Subaccount.....     134,061

            PBHG Insurance Series Funds
            Mid-Cap Value Subaccount....................      77,598
            Select Value Subaccount.....................      16,455
                                                         -----------
            Total Net Asset--Combined Variable Account L  34,388,158
                                                         ===========

   During the year ended December 31, 2002, the aggregate cost of shares purchased (excluding reinvestments) and the aggregate proceeds from shares redeemed of the portfolios of the Funds by all the subaccounts within the Variable Account were $16,166,059 and $8,303,496 respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of MONY Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, statements of changes in shareholder's equity and statements of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company and Subsidiaries (the "Company") at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the consolidated financial statements, the Company changed its method of accounting for intangible and long-lived assets in 2002.


PricewaterhouseCoopers LLP
New York, New York
February 6, 2003

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                          December 31, 2002 and 2001


                                                                                               2002      2001
                                                                                             --------- ---------
                                                                                               ($ in millions)
                                           ASSETS
Investments:
 Fixed maturity securities available-for-sale, at fair value (Note 5)....................... $ 7,828.2 $ 6,973.5
 Equity securities available-for-sale, at fair value (Note 5)...............................     247.7     297.5
 Mortgage loans on real estate (Note 6).....................................................   1,877.4   1,809.7
 Policy loans...............................................................................   1,212.5   1,229.0
 Real estate to be disposed of..............................................................      26.8     172.3
 Real estate held for investment............................................................     180.2      58.5
 Other invested assets......................................................................      97.3     116.7
                                                                                             --------- ---------
                                                                                              11,470.1  10,657.2
Cash and cash equivalents...................................................................     223.7     305.0
Accrued investment income...................................................................     204.0     192.9
Amounts due from reinsurers.................................................................     695.2     595.8
Premiums receivable.........................................................................       7.3      11.1
Deferred policy acquisition costs (Note 8)..................................................   1,226.4   1,233.8
Other assets................................................................................     528.6     569.7
Assets transferred in Group Pension Transaction (Note 11)...................................        --   4,650.4
Separate account assets.....................................................................   4,140.6   5,195.2
                                                                                             --------- ---------
       Total assets......................................................................... $18,495.9 $23,411.1
                                                                                             ========= =========
                            LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits...................................................................... $ 7,949.9 $ 7,870.0
Policyholders' account balances.............................................................   2,779.7   2,337.1
Other policyholders' liabilities............................................................     289.2     281.1
Amounts due to reinsurers...................................................................      67.7      74.6
Accounts payable and other liabilities......................................................     735.8     686.7
Long term debt (Note 14)....................................................................     216.9     216.9
Current federal income taxes payable........................................................     106.1     109.1
Deferred federal income taxes...............................................................     239.1     143.6
Liabilities transferred in Group Pension Transaction (Note 11)..............................        --   4,597.1
Separate account liabilities................................................................   4,137.6   5,192.3
                                                                                             --------- ---------
       Total liabilities....................................................................  16,522.0  21,508.5
                                                                                             --------- ---------
Commitments and contingencies (Note 16)
 Common stock, $1.00 par value; 2.5 million shares authorized; 2.5 million shares issued and
   outstanding at December 31, 2002 and 2001, respectively..................................       2.5       2.5
Capital in excess of par....................................................................   1,753.6   1,628.6
Retained earnings...........................................................................     137.8     233.4
Accumulated other comprehensive income......................................................      80.0      38.1
                                                                                             --------- ---------
       Total shareholder's equity...........................................................   1,973.9   1,902.6
                                                                                             --------- ---------
       Total liabilities and shareholder's equity........................................... $18,495.9 $23,411.1
                                                                                             ========= =========

         See accompanying notes to consolidated financial statements.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                 Years Ended December 31, 2002, 2001, and 2000

                                                                    2002      2001      2000
                                                                  --------  --------  --------
                                                                        ($ in millions)
Revenues:
Premiums......................................................... $  690.4  $  695.3  $  700.5
Universal life and investment-type product policy fees...........    200.5     207.2     205.8
Net investment income (Note 4)...................................    725.4     676.9     970.9
Net realized (losses)/gains on investments (Note 4)..............   (151.1)    (12.3)     37.5
Group Pension Profits (Note 11)..................................     82.3      30.7      37.1
Other income.....................................................    169.3     189.1     223.3
                                                                  --------  --------  --------
                                                                   1,716.8   1,786.9   2,175.1
                                                                  --------  --------  --------
Benefits and expenses:
Benefits to policyholders........................................    803.1     814.7     787.8
Interest credited to policyholders' account balances.............    119.3     110.5     110.6
Amortization of deferred policy acquisition costs................    156.1     158.8     139.1
Dividends to policyholders.......................................    188.0     236.6     235.5
Other operating costs and expenses...............................    459.4     519.4     503.3
                                                                  --------  --------  --------
                                                                   1,725.9   1,840.0   1,776.3
                                                                  --------  --------  --------
(Loss)/income from continuing operations before income taxes and
  extraordinary item.............................................     (9.1)    (53.1)    398.8
Income tax (benefit)/expense.....................................     (6.0)    (19.1)    134.8
                                                                  --------  --------  --------
(Loss)/income from continuing operations before extraordinary
  item...........................................................     (3.1)    (34.0)    264.0
Discontinued operations: loss from real estate to be disposed
  of, net of income tax benefit of $1.4 million..................     (2.5)       --        --
Extraordinary item (Note 14).....................................       --        --      37.7
                                                                  --------  --------  --------
Net (loss)/income................................................     (5.6)    (34.0)    226.3
Other comprehensive income, net (Note 4).........................     41.9      25.1      42.4
                                                                  --------  --------  --------
Comprehensive income/(loss)...................................... $   36.3  $   (8.9) $  268.7
                                                                  ========  ========  ========

         See accompanying notes to consolidated financial statements.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                 Years Ended December 31, 2002, 2001, and 2000

                                                                                                   Accumulated
                                                                              Capital in              Other         Total
                                                                       Common Excess of  Retained Comprehensive Shareholder's
                                                                       Stock     Par     Earnings    Income        Equity
                                                                       ------ ---------- -------- ------------- -------------
                                                                                          ($ in millions)
Balance, December 31, 1999............................................  $2.5   $1,563.6  $ 256.1     $(29.4)      $1,792.8
Dividends.............................................................    --         --   (100.0)        --         (100.0)
Capital Contribution..................................................    --       65.0       --         --           65.0
Comprehensive income:
  Net income..........................................................    --         --    226.3         --          226.3
  Other comprehensive income:
   Unrealized losses on investments net of unrealized gains,
     reclassification adjustments, and taxes (Note 4).................    --         --       --       46.2           46.2
   Minimum pension liability adjustment...............................    --         --       --       (3.8)          (3.8)
                                                                        ----   --------  -------     ------       --------
  Other comprehensive income..........................................    --         --       --       42.4           42.4
Comprehensive income..................................................                                               268.7
                                                                        ----   --------  -------     ------       --------
Balance, December 31, 2000............................................   2.5    1,628.6    382.4       13.0        2,026.5
Dividends.............................................................    --         --   (115.0)        --         (115.0)
Comprehensive income:
  Net loss............................................................    --         --    (34.0)        --          (34.0)
  Other comprehensive income:
   Unrealized losses on investments net of unrealized gains,
     reclassification adjustments, and taxes (Note 4).................    --         --       --       36.6           36.6
   Minimum pension liability adjustment...............................    --         --       --      (11.5)         (11.5)
                                                                        ----   --------  -------     ------       --------
  Other comprehensive income..........................................    --         --       --       25.1           25.1
Comprehensive loss....................................................                                                (8.9)
                                                                        ----   --------  -------     ------       --------
Balance, December 31, 2001............................................   2.5    1,628.6    233.4       38.1        1,902.6
Dividends.............................................................    --         --    (90.0)        --          (90.0)
Capital Contribution..................................................    --      125.0       --         --          125.0
Comprehensive income:
  Net loss............................................................    --         --     (5.6)        --           (5.6)
  Other comprehensive income:
   Unrealized losses on investments net of unrealized gains,
     reclassification adjustments, and taxes (Note 4).................    --         --       --       43.8           43.8
   Minimum pension liability adjustment...............................    --         --       --       (1.9)          (1.9)
                                                                        ----   --------  -------     ------       --------
  Other comprehensive income..........................................    --         --       --       41.9           41.9
Comprehensive income..................................................    --         --       --         --           36.3
                                                                        ----   --------  -------     ------       --------
Balance, December 31, 2002............................................  $2.5   $1,753.6  $ 137.8     $ 80.0       $1,973.9
                                                                        ====   ========  =======     ======       ========

         See accompanying notes to consolidated financial statements.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 Years Ended December 31, 2002, 2001, and 2000

                                                                                            2002       2001       2000
                                                                                         ---------  ---------  ---------
                                                                                                 ($ in millions)
Cash flows from operating activities (Note 3):
Net (loss) income....................................................................... $    (5.6) $   (34.0) $   226.3
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
 Interest credited to policyholders' account balances...................................     103.1       92.0       99.9
 Universal life and investment-type product policy fee income...........................    (112.4)    (117.8)    (127.4)
 Capitalization of deferred policy acquisition costs....................................    (213.1)    (194.5)    (175.0)
 Amortization of deferred policy acquisition costs......................................     156.1      158.8      139.1
 Provision for depreciation and amortization............................................      36.5       64.9       32.9
 Provision for deferred federal income taxes............................................      31.6       (6.4)      63.4
 Net realized losses (gains) on investments.............................................     151.1       12.3      (37.5)
 Non-cash distributions from investments................................................     (14.9)      52.9     (226.7)
 Change in other assets and accounts payable and other liabilities......................    (142.2)     (55.1)     (69.7)
 Change in future policy benefits.......................................................      79.9       75.5       58.7
 Change in other policyholders' liabilities.............................................       8.1      (14.8)      10.6
 Change in current federal income taxes payable.........................................      (3.0)     (12.2)     (41.0)
 Loss on discontinued real estate operations............................................       3.9         --         --
 Extraordinary loss on extinguishment of debt...........................................        --         --       56.8
                                                                                         ---------  ---------  ---------
 Net cash provided by operating activities..............................................      79.1       21.6       10.4
                                                                                         =========  =========  =========
Cash flows from investing activities:
Sales, maturities or repayments of:
 Fixed maturity securities..............................................................   1,161.3    1,275.7    1,067.5
 Equity securities......................................................................      11.1       39.9      514.2
 Mortgage loans on real estate..........................................................     423.2      341.6      453.7
 Policy loans, net......................................................................      16.4       35.7        3.6
 Other invested assets..................................................................      39.3       57.9      179.6
Acquisitions of investments:
 Fixed maturity securities..............................................................  (1,722.7)  (1,398.0)  (1,058.9)
 Equity securities......................................................................     (28.5)     (51.4)    (127.6)
 Mortgage loans on real estate..........................................................    (503.4)    (405.3)    (442.4)
 Property and equipment, net............................................................     (25.5)     (41.2)     (54.8)
 Other invested assets..................................................................     (18.5)    (127.5)     (99.6)
 Other, net.............................................................................        --         --     (150.0)
                                                                                         ---------  ---------  ---------
Net cash (used in)/provided by investing activities.....................................    (647.3)    (272.6)     285.3
                                                                                         =========  =========  =========

         See accompanying notes to consolidated financial statements.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2002, 2001, and 2000

                                                                    2002      2001       2000
                                                                  --------  --------  ---------
                                                                         ($ in millions)
Cash flows from financing activities:
Issuance of debt.................................................       --        --      215.0
Repayments of debt...............................................       --      (0.1)    (301.3)
Proceeds of demand note payable to affiliate.....................    121.0        --         --
Repayment of demand note payable to affiliate....................   (121.0)       --         --
Receipts from annuity and universal life policies credited to
  policyholders' account balances................................  1,179.2   1,150.9    2,287.1
Return of policyholders' account balances on annuity policies
  and universal life policies....................................   (727.3)   (979.3)  (2,305.9)
Capital contribution.............................................    125.0        --       65.0
Dividends paid to shareholder....................................    (90.0)   (115.0)    (100.0)
                                                                  --------  --------  ---------
Net cash provided by/(used in) financing activities..............    486.9      56.5     (140.1)
                                                                  --------  --------  ---------
Net (decrease)/increase in cash and cash equivalents.............    (81.3)   (194.5)     155.6
Cash and cash equivalents, beginning of year.....................    305.0     499.5      343.9
                                                                  --------  --------  ---------
Cash and cash equivalents, end of year........................... $  223.7  $  305.0  $   499.5
                                                                  ========  ========  =========
Supplemental disclosure of cash flow information:
Cash (received)/paid during the period for:
  Income taxes................................................... $  (27.5) $    5.9  $    93.3
  Interest....................................................... $   19.4  $   19.8  $    29.4


         See accompanying notes to consolidated financial statements.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Organization and Description of Business:

   The MONY Life Insurance Company ("MONY Life") and its subsidiaries (MONY Life and its subsidiaries are collectively referred to herein as the "Company"), provide life insurance, annuities, corporate-owned and bank-owned life insurance ("COLI and BOLI"), mutual funds, securities brokerage, securities trading, business and estate planning and trust services. The Company distributes its products and services through Retail and Wholesale distribution channels. The Company's Retail distribution channels are comprised of (i) the career agency sales force operated by MONY Life, and (ii) financial advisors and account executives of the Company's securities broker dealer subsidiary. The Company's Wholesale distribution channel is comprised of (i) MONY Partners, a division of MONY Life, (ii) independent third party insurance brokerage general agencies and securities broker dealers and (iii) its corporate marketing team which markets COLI and BOLI products. For the year ended December 31, 2002, Retail distribution accounted for approximately 22.8% and 43.5% of sales of protection and accumulation products, respectively, while Wholesale distribution accounted for 77.2% and 56.5% of sales of protection and accumulation products, respectively. The Company principally sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico, and currently insures or provides other financial services to more than one million individuals.

   MONY Life's principal wholly owned direct and indirect operating subsidiaries include: (i) MONY Life Insurance Company of America ("MLOA"), an Arizona domiciled life insurance company, (ii) Enterprise Capital Management ("Enterprise"), a distributor of both proprietary and non-proprietary mutual funds, (iii) U.S. Financial Life Insurance Company ("USFL"), an Ohio domiciled insurer underwriting specialty risk life insurance business, (iv) MONY Securities Corporation ("MSC"), a registered securities broker-dealer and investment advisor whose products and services are distributed through MONY Life's career agency sales force, (v) Trusted Securities Advisors Corp. ("Trusted Advisors"), which distributes investment products and services through a network of accounting professionals, (vi) MONY Brokerage, Inc. ("MBI"), a licensed insurance broker, which principally provides MONY Life's career agency sales force with access to life, annuity, small group health, and specialty insurance products written by other insurance companies so they can meet the insurance and investment needs of their customers, and (vii) MONY International Holdings ("MIH"), which through its Brazilian domiciled insurance brokerage subsidiary, principally provides insurance brokerage services to unaffiliated third party insurance companies in Brazil and, to a lesser extent since its reorganization in 2001, provides life insurance, annuity and investment products, as well as trust services, to nationals of certain Latin American countries through its Cayman Island based insurance and banking subsidiaries (MONY Life Insurance Company of the Americas, Ltd. and MONY Bank and Trust Company of the Americas, Ltd., respectively).

   On February 27, 2002, The MONY Group Inc. ("MONY Group"), MONY Life's ultimate parent, formed MONY Holdings, LLC ("MONY Holdings") as a downstream, wholly-owned holding company of the MONY Group. MONY Group formed MONY Holdings for the purpose of issuing debt tied to the performance of the Closed Block Business within MONY Life (see Note 19). On April 30, 2002, the date MONY Holdings commenced its operations, MONY Holdings, through a structured financing tied to the performance of the Closed Block Business within MONY Life, issued $300.0 million of floating rate insured debt securities (the "Insured Notes") in a private placement and MONY Group, pursuant to the terms of the structured financing, transferred all of its ownership interest in MONY Life to MONY Holdings. Other than activities related to servicing the Insured Notes in accordance with the Insured Notes indenture and its ownership interest in MONY Life, MONY Holdings has no operations and engages in no other activities.

   Proceeds to MONY Holdings from the issuance of the Insured Notes, after all offering and other related expenses, were approximately $292.6 million. Of this amount, $60.0 million was deposited in a debt service coverage account (the "DSCA"), pursuant to the terms of the note indenture, to provide collateral for the payment of interest and principal on the Insured Notes and the balance of approximately $232.6 million was distributed to MONY Group in the form of a dividend. The Insured Notes mature on January 21, 2017. The Insured Notes pay interest only through January 21, 2008 at which time principal payments will begin to be made pursuant to an amortization schedule. Interest on the Insured Notes is payable quarterly at an annual rate equal to three month LIBOR plus 0.55%. Concurrent with the issuance of the Insured Notes, MONY Holdings entered into an interest rate swap contract (the "Swap"), which locked in a fixed rate of interest on the Insured Notes at 6.44%. Including debt issuance costs of $7.4

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES million and the cost of the insurance policy (75 basis points per annum) (the "Insurance Policy"), which guarantees the scheduled principal and interest payments on the Insured Notes, the all-in cost of the indebtedness is 7.36%. See Note 20 for further information regarding the Insured Notes.

2.  The Closed Block:

   On November 16, 1998, the Company, pursuant to the New York Insurance Law, established a closed block (the "Closed Block") of certain participating insurance policies (the "Closed Block in force business") as defined in its plan of demutualization (the "Plan"). In conjunction therewith, the Company allocated assets to the Closed Block that are expected to produce cash flows which, together with anticipated revenues from the Closed Block in force business, are expected to be sufficient to support the Closed Block in force business, including but not limited to the payment of claims and surrender benefits, certain expenses and taxes, and for the continuation of dividend scales in effect at the date of the Company's demutualization (assuming the experience underlying such dividend scales continues), and for appropriate adjustments in such scales if the experience changes. To determine the amount of assets to allocate to the Closed Block in order to provide sufficient funding for the aforementioned payments, the Company forecasted the expected cash flows from the Closed Block in force business and mathematically determined the cash flows that would need to be provided from assets allocated to the Closed Block to fully fund the aforementioned payments. Assets were then allocated to the Closed Block accordingly. The aforementioned forecast consists of a cash flow projection for each year over the estimated life of the policies in the Closed Block. The earnings from such expected cash flows from the Closed Block in force business and the assets allocated to the Closed Block are referred to as the "glide path earnings".

   All the cash flows from the assets allocated to the Closed Block and the Closed Block in force business inure solely to the benefit of the owners of policies included in the Closed Block. The assets and liabilities allocated to the Closed Block at the date of its formation (November 16, 1998, which was the effective date of the Company's demutualization) were recorded in the Company's financial statements at their historical carrying values. The carrying value of the assets allocated to the Closed Block is less than the carrying value of the Closed Block liabilities at the effective date of the Company's demutualization. The excess of the Closed Block liabilities over the Closed Block assets at the effective date of the Company's demutualization represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company's income over the period the policies and the contracts in the Closed Block remain in force.

   To the extent that the actual cash flows, subsequent to the effective date of the Company's demutualization, from the assets allocated to the Closed Block and the Closed Block in force business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if dividend scales used to determine Closed Block cash flows had been continued. Conversely, to the extent that the actual cash flows, subsequent to the effective date of the Company's demutualization, from the assets allocated to the Closed Block and the Closed Block in force business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if dividend scales used to determine Closed Block cash flows had been continued. Accordingly, the recognition of the estimated ultimate aggregate future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the ultimate aggregate actual experience of the Closed Block assets and the Closed Block in force business subsequent to the effective date of the Company's demutualization, except in the event that the actual experience of the Closed Block assets and the Closed Block in force business subsequent to the effective date of the Company's demutualization is not sufficient to pay the guaranteed benefits on the policies in the Closed Block, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

   However, because the decision to increase or decrease dividend scales is based on revised estimates as to the ultimate profitability of the Closed Block such actions will not necessarily coincide with periodic reports of the results of the Closed Block. Accordingly, actual earnings that emerge from the Closed Block may either be more or less than the expected Closed Block earnings (or "glide path earnings"). In accordance with American Institute of Certified Public Accountants ("AICPA") Statement

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES of Position 00-3 "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts", actual Closed Block earnings in excess of expected Closed Block earnings (or the "glide path earnings") in any period are recorded as an additional liability to Closed Block policyholders (referred to as the "deferred dividend liability") because such excess earnings inure solely to the benefit of the policyholders in the Closed Block. If actual Closed Block earnings are less than expected Closed Block earnings (or the "glide path earnings") in any period the difference is charged against the balance of any existing deferred dividend liability. If the deferred dividend liability is not sufficient to absorb the difference, any such remaining amount, not absorbed, will remain in earnings for the period and an adjustment will be made to get back on the glide path when earnings emerge in future periods that are sufficient to offset such remaining accumulated difference or through a subsequent reduction in dividend scales. As of December 31, 2002 and 2001, the deferred dividend liability was $33.2 million and $47.8 million, respectively.

   Since the Closed Block has been funded to provide for payment of guaranteed benefits and the continuation of current payable dividends on the policies included therein, it will not be necessary to use general funds to pay guaranteed benefits unless the in force business in the Closed Block experiences very substantial ongoing adverse experience in investment, mortality, persistency or other experience factors. The Company regularly (at least quarterly) monitors the experience from the Closed Block and may make changes to the dividend scale, when appropriate, to ensure that the profits are distributed to the Closed Block policyholders in a fair and equitable manner. In addition, annually the New York Insurance Department requires the filing of an independent auditor's report on the operations of the Closed Block.

3.  Summary of Significant Accounting Policies:

  Basis of Presentation

   The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, (iii) valuation allowances for mortgage loans and charges for the impairment of invested assets, (iv) pension costs, (v) costs associated with contingencies, (vi) litigation and restructuring charges and (vii) income taxes. Certain reclassifications have been made in the amounts presented for prior years to conform those years to the current year's presentation.

  Principles of Consolidation

   The accompanying consolidated financial statements include the accounts of MONY Life and its subsidiaries. All significant intercompany accounts and transactions have been eliminated.

  Valuation of Investments and Realized Gains and Losses

   The Company's fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. The Company's equity securities are comprised of investments in common stocks and venture capital limited partnerships. The Company's investments in common stocks are classified as available-for-sale and are reported at estimated fair value. The Company's investments in venture capital limited partnerships are accounted for in accordance with the equity method of accounting or at estimated fair value (with changes in fair value recorded in other comprehensive income) depending upon the Company's percentage ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company's ownership interest in the

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES partnership exceeds 3 percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company's ownership interest is 20 percent or greater. In the unlikely event that the Company's ownership interest in a partnership exceeded 50 percent the partnership would be consolidated. In all other circumstances, the Company accounts for its investments in venture capital limited partnerships at estimated fair value. Because the underlying partnerships are required under GAAP to mark their investment portfolios to market and report changes in such market value through their earnings, the Company's earnings will reflect its pro rata share of such mark to market adjustment if it accounts for the partnership investment under the equity method. With respect to partnerships accounted for at fair value, there will be no impact on the Company's earnings until: (i) the underlying investments held by the partnership are distributed to the Company, or (ii) the underlying investments held by the partnership are sold by the partnership and the proceeds distributed to the Company, or (iii) an impairment of the Company's investment in the partnership is determined to exist. Unrealized gains and losses on fixed maturity securities and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of all fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. Fixed maturity securities deemed to be other than temporarily impaired are analyzed to assess whether such investments should be placed on non-accrual status. A fixed maturity security would be placed on non-accrual status when management believes it will not receive all principal and interest payments according to the original terms. Any cash received on non-accrual status securities is applied against the outstanding principal. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

   Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' respective interest rates.

   Real estate held for investment, as well as related improvements, is generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset, which may range from 5 to 40 years. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Impairment losses on real estate held for investment are reported as realized losses on investments.

   Real estate investments meeting the following criteria are classified as "real estate to be disposed of" in the Company's consolidated statement of financial position and the results therefrom are reported as "discontinued operations" in the Company's consolidated statement of income and comprehensive income as a result of the Company's adoption in 2002 of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"):

  . Management, having the authority to approve the action, commits the organization to a plan to sell the property;

  . The property is available for immediate sale in its present condition subject only to terms that are usual and customary for sales of such assets;

  . An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing;

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  . The sale of the asset is probable, and transfer of the asset is expected to qualify for recognition as a completed sale, within one year;

  . The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value; and

  . Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

   Real estate to be disposed of is carried at the lower of its carrying value at the time of classification as "to be disposed of" or fair value less estimated selling costs.

   Policy loans are carried at their unpaid principal balances.

   Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

  Collateralized Financing Transactions

   Securities loaned and borrowed are accounted for as collateralized financing transactions and are recorded at the amount of cash collateral received or advanced. The fee received or paid by the Company is recorded as interest revenue or expense and is reflected in other income and other operating costs and expenses, respectively, in the consolidated statement of income and comprehensive income. The initial collateral advanced or received has a higher market value than the underlying securities. The Company monitors the market value of securities borrowed and loaned on a daily basis, with additional collateral obtained or refunded, as necessary.

   The Company utilizes short-term repurchase agreements as supplementary short-term financing and delivers U.S. Treasury securities as collateral for cash received. These repurchase agreements are accounted for as collateralized financings. The fee paid by the Company is recorded as interest. The Company monitors the market value of securities transferred on a daily basis, and provides additional collateral as necessary.

  Recognition of Insurance Revenue and Related Benefits

   Premiums from participating and non-participating traditional life, health and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges, and mortality and expense charges on variable contracts. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.

  Commissions

   The Company earns commissions from clients for execution of securities, mutual funds, and insurance transactions. Commission revenues and related expenses are recorded on a trade-date basis and are reflected in other income and other operating costs and expenses, respectively, in the consolidated statement of income and comprehensive income.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Deferred Policy Acquisition Costs ("DPAC")

   The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

   For participating traditional life policies, DPAC is amortized over the expected life of the contracts (30 years) as a constant percentage based on the present value of estimated gross margins expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2002, the expected investment yield for the Closed Block was 7.26% for 2003 with subsequent years grading down to an ultimate aggregate yield of 7.13% in 2013. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends.

   For universal life products and investment-type products, DPAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked in discount rate. For non-participating term policies, DPAC is amortized over the expected life of the contracts (ranging from 10 to 20 years) in proportion to premium revenue recognized. The discount rate for all products is 8.0%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

   The Company conducts programs from time-to-time that allow annuity contractholders to exchange older annuity contracts for new annuity products sold at no cost. The Company has determined that the old and new products are substantially similar and, as such, the Company retains previously recorded DPAC related to the exchanged contract.

   DPAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DPAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DPAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to other comprehensive income as of the balance sheet date.

  Future Policy Benefits and Policyholders' Account Balances

   Future policy benefit liabilities for participating traditional life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Dividend fund interest assumptions range from 2.0% to 5.5%.

   Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.6%, 5.9% and 5.9% for the years ended December 31, 2002, 2001, and 2000, respectively. The weighted average interest crediting rate for investment-type products was approximately 4.3%, 4.5% and 4.9% for the years ended December 31, 2002, 2001, and 2000, respectively.

  Dividends to Policyholders

   Dividends to policyholders reflected on the consolidated statement of income and comprehensive income is comprised of policyholder dividends payable in the current year and the change in the deferred dividend liability. Dividends payable to policyholders are determined annually by the board of directors of the Company. All but a deminimus amount of dividends paid to policyholders are on policies in the Closed Block. Refer to Note 2 for a more detailed explanation of policyholder dividends, as well as the deferred dividend liability. The change on the deferred dividend liability recognized in the consolidated statement of income and comprehensive income was $(14.6) million, $21.2 million, and $2.5 million for the years ended December 31, 2002, 2001, and 2000, respectively.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Participating Business

   At December 31, 2002 and 2001, participating business, substantially all of which is in the Closed Block, represented approximately 34.0% and 39.4% of the Company's life insurance in force, and 73.7% and 76.8% of the number of life insurance policies in force, respectively. For each of the years ended December 31, 2002, 2001, and 2000, participating business represented approximately 82.5%, 83.5%, and 91.6%, respectively, of life insurance premiums.

  Federal Income Taxes

   The Company files a consolidated federal income tax return with its ultimate parent, the MONY Group and its other subsidiaries, as well as the Company's life and non-life affiliates except Sagamore Financial Corporation, the parent holding company of USFL. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

  Reinsurance

   The Company has reinsured certain of its life insurance and investment contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

   In determining whether a reinsurance contract qualifies for reinsurance accounting, Statement of Financial Accounting Standards ("SFAS") No. 113 "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" requires that there be a "reasonable possibility" that the reinsurer may realize a "significant loss" from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a "reasonable possibility" as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a "significant loss", the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the "aggregate projected loss"), to an estimate of the reinsurer's investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

   The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and comprehensive income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Consolidated Statements of Cash Flows -- Non-cash Transactions

   For the years ended December 31, 2002, 2001, and 2000, respectively, real estate of $12.0 million, $18.0 million, and $0.5 million was acquired in satisfaction of debt. At December 31, 2002 and 2001, the Company owned real estate acquired in satisfaction of debt of $33.1 million and $44.3 million, respectively. Other non-cash transactions, which are reflected in the statement of cash flows as a reconciling item from net income to net cash provided by operating activities, consisted primarily of stock distributions from the Company's partnership investments and payment-in-kind for interest due on certain fixed maturity securities.

  Recent Accounting Pronouncements Adopted as of December 31, 2002

   On January 1, 2001 the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. The Company's use of derivative instruments is not significant and accordingly, adoption of the standard did not have a material effect on the Company's earnings or financial position.

   On January 1, 2001 the Company adopted SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", a replacement of SFAS No. 125" ("SFAS 140"). SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, recognition and measurement of servicing assets and liabilities, and the extinguishment of liabilities. Adoption of the new requirements did not have a material effect on the Company's earnings or financial position.

   In July 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"). SFAS 141 addresses the financial accounting and reporting for all business combinations. This statement requires that all business combinations be accounted for under the purchase method of accounting, abolishes the use of the pooling-of-interest method, requires separate recognition of intangible assets that can be identified and named, and expands required disclosures. All of the Company's past business combinations have been accounted for under the purchase accounting method. The provisions of this statement apply to all business combinations initiated after June 30, 2001. The adoption of SFAS 141 had no material effect on the Company's earnings or financial position.

   In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 provides that goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. This Statement provides specific guidance for testing the impairment of goodwill and intangible assets. This statement was effective for fiscal years beginning after December 15, 2001. As a result of adopting this statement, the Company no longer recognizes goodwill amortization of approximately $1.3 million on an annualized basis. In addition, since the adoption of this standard, based on the Company's estimate of its reporting units, the Company has determined that none of its goodwill is impaired.

   In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). This statement establishes a single accounting model for the impairment or disposal of long-lived assets, including assets to be held and used, assets to be disposed of by other than sale, and assets to be disposed of by sale. The provisions of SFAS 144 are effective for the financial statements issued for fiscal years beginning after December 15, 2001 and interim periods within such year, except that assets held for sale as a result of disposal activities initiated prior to the effective date of SFAS 144 may be accounted for in accordance with prior guidance until the end of the fiscal year in which SFAS 144 is effective. SFAS 144 retains many of the same provisions as SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

Disposed of" ("SFAS 121"). In addition to retaining the SFAS 121 requirements, SFAS 144 requires companies to present the results of operations of components of the entity that are held for sale as discontinued operations in the consolidated statement of income and comprehensive income. The Company had real estate that meets the definition of a component of the entity. Substantially all of the Company's real estate to be disposed of resulted from disposal activities initiated prior to the effective date of SFAS 144. The carrying value of real estate to be disposed of at December 31, 2002 was $26.8 million. The Company's pretax loss from real estate to be disposed of for the year ended December 31, 2002, which is reported in the Company's consolidated statement of income and comprehensive income as a discontinued operation, was $3.9 million.

  Recent Accounting Pronouncements Not Yet Adopted as of December 31, 2002

   In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("Interpretation 46"), which represents an interpretation of Accounting Research Bulletin No. 51 ("ARB 51"), "Consolidated Financial Statements". ARB 51 requires that a Company's consolidated financial statements include subsidiaries in which the Company has a controlling financial interest. That requirement usually has been applied to subsidiaries in which the Company has a majority voting interest. However, the voting interest approach is not effective in identifying controlling financial interests in entities (referred to as "variable interest entities") that are not controllable through voting interests or in which the equity investors do not bear the residual economic risks. Interpretation 46 provides guidance on identifying variable interest entities and on assessing whether a Company's investment in a variable interest entity requires consolidation thereof. Interpretation 46 is effective immediately for investments made in variable interest entities after January 31, 2003 and it is effective in the first fiscal year or interim period beginning after June 15, 2003 for investments in variable interest entities made prior to February 1, 2003. The adoption of Interpretation 46 is not expected to have a material impact on the Company's earnings or financial position.

4. Investment Income, Realized and Unrealized Investment Gains (Losses), and Comprehensive Income:

   Net investment income for the years ended December 31, 2002, 2001, and 2000 was derived from the following sources:

                                                         2002   2001     2000
                                                        ------ ------  --------
                                                            ($ in millions)
Net Investment Income
Fixed maturity securities.............................. $486.7 $484.4  $  495.4
Equity securities......................................    7.8  (33.9)    239.4
Mortgage loans.........................................  138.9  139.8     144.3
Other investments (including cash and short-term)......  126.3  132.7     136.9
                                                        ------ ------  --------
Total investment income................................  759.7  723.0   1,016.0
Investment expenses....................................   34.3   46.1      45.1
                                                        ------ ------  --------
Net investment income.................................. $725.4 $676.9  $  970.9
                                                        ====== ======  ========

   Net realized gains (losses) on investments for the years ended December 31, 2002, 2001, and 2000 are summarized as follows:

                                                          2002    2001    2000
                                                        -------  ------  ------
                                                            ($ in millions)
Net Realized Gains (Losses) on Investments
Fixed maturity securities.............................. $ (79.5) $ (2.6) $(30.1)
Equity securities......................................   (38.7)   (7.8)   21.5
Mortgage loans.........................................    (3.0)    9.3    19.8
Other invested assets..................................   (29.9)  (11.2)   26.3
                                                        -------  ------  ------
Net realized gains (losses) on investments............. $(151.1) $(12.3) $ 37.5
                                                        =======  ======  ======

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

4. Investment Income, Realized and Unrealized Investment Gains (Losses), and Comprehensive Income: (continued)


   Following is a summary of the change in unrealized investment gains (losses), net of related deferred income taxes and the adjustment for deferred policy acquisition costs (see Note 8), which are reflected in Accumulated Other Comprehensive Income for the periods presented. The net change in unrealized investment gains (losses) and the change in the Company's minimum pension liability represent the only components of other comprehensive income for the years ended December 31, 2002, 2001, and 2000 as presented below:

                                                          2002    2001    2000
                                                        -------  ------  ------
                                                            ($ in millions)
Other Comprehensive Income
Change in unrealized gains (losses):
Fixed maturity securities.............................. $ 360.5  $156.7  $196.7
Equity securities......................................     2.2    (3.4)  (59.9)
                                                        -------  ------  ------
Subtotal...............................................   362.7   153.3   136.8
AEGON Portfolio (See Note 11)..........................   (29.3)   31.0    20.6
                                                        -------  ------  ------
Subtotal...............................................   333.4   184.3   157.4
Effect on unrealized gains (losses) on investments
  attributable to:
  DPAC.................................................   (67.4)  (30.3)  (93.1)
  Deferred federal income taxes........................   (92.4)  (48.2)  (20.6)
Net unrealized gains (losses) and DPAC transferred to
  the Closed Block.....................................  (129.8)  (69.2)    2.5
                                                        -------  ------  ------
Change in unrealized gains (losses) on investments, net    43.8    36.6    46.2
Minimum pension liability adjustment...................    (1.9)  (11.5)   (3.8)
                                                        -------  ------  ------
Other comprehensive income............................. $  41.9  $ 25.1  $ 42.4
                                                        =======  ======  ======

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2002, 2001, and 2000 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

                                                                             2002    2001   2000
                                                                            ------  -----  -----
                                                                               ($ in millions)
Reclassification Adjustments
Unrealized gains (losses) on investments................................... $ 83.7  $34.6  $48.6
Reclassification adjustment for gains included in net income...............  (41.8)  (9.5)  (6.2)
                                                                            ------  -----  -----
Unrealized gains (losses) on investments, net of reclassification adjustments.............................................................. $ 41.9  $25.1  $42.4
                                                                            ======  =====  =====

   Unrealized gains (losses) on investments, (excluding net unrealized gains (losses) on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 2002, 2001, and 2000 are net of income tax expense (benefit) of $115.0 million, $43.2 million and $17.2 million, respectively, and $(71.4) million, $(32.1) million and $(95.5) million, respectively, relating to the effect of such unrealized gains (losses) on DPAC.

   Reclassification adjustments, (excluding net unrealized gains (losses) on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 2002, 2001, and 2000 are net of income tax expense (benefit) of $(22.5) million, $5.1 million and $3.3 million, respectively, and $4.1 million, $1.8 million and $2.5 million, respectively, relating to the effect of such amounts on DPAC.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  Fixed Maturity and Equity Securities:

  Fixed Maturity Securities Available-for-Sale

   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2002 and 2001 are as follows:

                                                                  Gross        Gross
                                                Amortized      Unrealized   Unrealized      Estimated
                                                  Cost            Gains       Losses       Fair Value
                                            ----------------- ------------- ----------- -----------------
                                              2002     2001    2002   2001  2002  2001    2002     2001
                                            -------- -------- ------ ------ ----- ----- -------- --------
                                                                   ($ in millions)
U.S. Treasury securities and Obligations of
  U.S. Government agencies................. $  847.2 $  292.7 $ 66.7 $ 14.7 $ 0.2 $ 0.2 $  913.7 $  307.2
Collateralized mortgage obligations:
 Government agency-backed..................    169.3    268.4    8.4    5.8    --   0.8    177.7    273.4
 Non-agency backed.........................     92.8    166.3    3.4    7.0    --   0.0     96.2    173.3
Other asset-backed securities:
 Government agency-backed..................    121.9     18.4    5.9    0.7    --   0.0    127.8     19.1
 Non-agency backed.........................    582.1    611.5   34.7   17.9   4.6   9.6    612.2    619.8
Foreign governments........................     42.5     32.1    6.1    4.0   0.3   0.7     48.3     35.4
Utilities..................................    546.1    551.3   37.1   16.9   7.2   4.6    576.0    563.6
Corporate bonds............................  4,871.4  4,830.3  385.1  153.0  30.7  58.3  5,225.8  4,925.0
                                            -------- -------- ------ ------ ----- ----- -------- --------
 Total bonds...............................  7,273.3  6,771.0  547.4  220.0  43.0  74.2  7,777.7  6,916.8
Redeemable preferred stocks................     47.0     55.6    3.5    1.2    --   0.1     50.5     56.7
                                            -------- -------- ------ ------ ----- ----- -------- --------
 Total..................................... $7,320.3 $6,826.6 $550.9 $221.2 $43.0 $74.3 $7,828.2 $6,973.5
                                            ======== ======== ====== ====== ===== ===== ======== ========

   The carrying value of the Company's fixed maturity securities available-for-sale at December 31, 2002 and 2001 is net of adjustments for impairments in value deemed to be other than temporary of $124.4 million and $48.2 million, respectively.

   At December 31, 2002 and 2001, there was $6.7 million and $0.0 million, respectively, of fixed maturity securities which had been non-income producing for the twelve months preceding such dates.

   The Company classifies fixed maturity securities available-for-sale which:
(i) are in default as to principal or interest payments; (ii) are to be restructured pursuant to commenced negotiations; (iii) went into bankruptcy subsequent to acquisition; or (iv) are deemed to have other than temporary impairments to value as "problem fixed maturity securities." At December 31, 2002 and 2001, the carrying value of problem fixed maturity securities held by the Company was $274.7 million and $66.7 million, respectively. The Company defines potential problem securities in the fixed maturity category as securities that are deemed to be experiencing significant operating problems or difficult industry conditions. At December 31, 2002 and 2001, the carrying value of potential problem fixed maturity securities held by the Company was $8.5 million and $16.1 million, respectively. In addition, at December 31, 2002 and 2001, the Company had no fixed maturity securities which had been restructured.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The amortized cost and estimated fair value of fixed maturity securities available-for-sale, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 2002, are as follows:

                                                                  Amortized Estimated
                                                                    Cost    Fair Value
                                                                  --------- ----------
                                                                    ($ in millions)
Due in one year or less.......................................... $  498.7   $  507.5
Due after one year through five years............................  2,024.1    2,165.3
Due after five years through ten years...........................  2,779.3    3,020.4
Due after ten years..............................................  1,052.0    1,121.1
                                                                  --------   --------
       Subtotal..................................................  6,354.1    6,814.3
Mortgage- and asset-backed securities............................    966.2    1,013.9
                                                                  --------   --------
       Total..................................................... $7,320.3   $7,828.2
                                                                  ========   ========

   Fixed maturity securities available-for-sale that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturity dates may differ from contractual maturity dates because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

   Proceeds from sales of fixed maturity securities available-for-sale during 2002, 2001, and 2000 were $468.1 million, $479.4 million and $441.3 million, respectively. Gross gains of $35.1 million, $21.3 million and $7.2 million and gross losses of $6.6 million, $8.3 million and $16.3 million were realized on these sales in 2002, 2001, and 2000, respectively.

  Equity Securities

   The cost, gross unrealized gains and losses, and estimated fair value of marketable and non-marketable equity securities at December 31, 2002 and 2001 are as follows:

                                                   Gross       Gross
                                                Unrealized  Unrealized    Estimated
                                 Amortized Cost    Gains      Losses     Fair Value
                                 -------------  ----------- ----------- -------------
                                  2002    2001  2002  2001  2002  2001   2002   2001
                                 ------  ------ ----- ----- ----- ----- ------ ------
                                                   ($ in millions)
Marketable equity securities.... $ 59.9  $ 67.3 $ 3.3 $ 6.2 $ 2.3 $ 6.9 $ 60.9 $ 66.6
Non-marketable equity securities  192.8   220.7  29.5  31.0  35.5  20.8  186.8  230.9
                                 ------  ------ ----- ----- ----- ----- ------ ------
                                 $252.7  $288.0 $32.8 $37.2 $37.8 $27.7 $247.7 $297.5
                                 ======  ====== ===== ===== ===== ===== ====== ======

   Proceeds from sales of equity securities during 2002, 2001, and 2000 were $16.5 million, $31.0 million and $499.2 million, respectively. Gross gains of $2.7 million, $3.1 million and $81.2 million and gross losses of $2.8 million, $9.5 million and $57.8 million were realized on these sales during 2002, 2001, and 2000, respectively.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  Mortgage Loans on Real Estate:

   Mortgage loans on real estate at December 31, 2002 and 2001 consist of the following:

                                                      2002      2001
                                                    --------  --------
                                                      ($ in millions)
        Commercial and residential mortgage loans.. $1,592.3  $1,533.6
        Agricultural mortgage loans................    307.8     304.6
                                                    --------  --------
        Total loans................................  1,900.1   1,838.2
        Less: valuation allowances.................    (22.7)    (28.5)
                                                    --------  --------
        Mortgage loans, net of valuation allowances $1,877.4  $1,809.7
                                                    ========  ========

   An analysis of the valuation allowances for 2002, 2001, and 2000 is as follows:

                                                         2002   2001   2000
                                                        -----  -----  -----
                                                          ($ in millions)
    Balance, beginning of year......................... $28.5  $32.2  $37.3
    Increase/(decrease) in allowance...................   0.7   (0.8)  (4.9)
    Reduction due to pay-downs, pay-offs, and writeoffs  (2.1)  (0.2)  (0.2)
    Transfers to real estate...........................  (4.4)  (2.7)    --
                                                        -----  -----  -----
    Balance, end of year............................... $22.7  $28.5  $32.2
                                                        =====  =====  =====

   Impaired mortgage loans along with related valuation allowances as of December 31, 2002 and 2001 are as follows:

                                                                      2002    2001
                                                                     ------  ------
                                                                     ($ in millions)
                                                                     --------------
Investment in impaired mortgage loans (before valuation allowances):
Loans that have valuation allowances................................ $ 66.7  $ 93.5
Loans that do not have valuation allowances.........................   90.3    85.2
                                                                     ------  ------
       Subtotal.....................................................  157.0   178.7
Valuation allowances................................................  (14.7)  (18.4)
                                                                     ------  ------
       Impaired mortgage loans, net of valuation allowances......... $142.3  $160.3
                                                                     ======  ======

   During 2002, 2001, and 2000, the Company recognized $11.3 million, $12.8 million and $19.5 million, respectively, of interest income on impaired loans.

   At December 31, 2002 and 2001, the carrying value of mortgage loans which were non-income producing for the twelve months preceding such dates was $13.8 million and $22.0 million, respectively.

   At December 31, 2002 and 2001, the Company had restructured mortgage loans of $29.8 million and $66.3 million, respectively. Interest income of $1.5 million, $4.3 million and $6.8 million was recognized on restructured mortgage loans in 2002, 2001, and 2000, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $4.0 million, $7.2 million and $9.5 million in 2002, 2001, and 2000, respectively.

7.  Segment Information:

   The Company's business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the "run-off businesses"). These business activities represent the Company's operating

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES segments. Except as discussed below, these segments are managed separately because they either provide different products or services, are subject to different regulation, require different strategies, or have different technology requirements.

   Management considers the Company's mutual fund operations to be an integral part of the products offered by the Company's Accumulation Products segment. Accordingly, for management purposes (including performance assessment and making decisions regarding the allocation of resources), the Company aggregates its mutual fund operations with its Accumulation Products segment.

   Of the aforementioned segments, only the Protection Products segment and the Accumulation Products segment qualify as reportable segments in accordance with SFAS No.131 "Disclosures about Segments of an Enterprise and Related Information". All of the Company's other segments are combined and reported in the Other Products segment.

   Products comprising the Protection Products segment primarily include a wide range of individual life insurance products, including: whole life, term life, universal life, variable universal life, corporate-owned life, last survivor whole life, last survivor variable universal life, last survivor universal life, group universal life and special-risk products. In addition, included in the Protection Products segment are: (i) the assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits derived therefrom (see Note 11), (ii) the Closed Block assets and liabilities, as well as the revenues and expenses relating thereto (See Notes 2 and 18), and
(iii) the Company's disability income insurance products (which are 100% reinsured and no longer offered by the Company).

   The Accumulation Products segment primarily includes flexible premium variable annuities, single and flexible premium deferred annuities, single premium immediate annuities, proprietary mutual funds, investment management services, and certain other financial services products.

   The Company's Other Products segment primarily consists of a securities broker-dealer operation, an insurance brokerage operation, and the run-off businesses. The securities broker-dealer operation markets the Company's proprietary investment products and, in addition, provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company's career agency force with access to variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction (See Note 11).

   Set forth in the table below is certain financial information with respect to the Company's reportable segments as of and for each of the years ended December 31, 2002, 2001, and 2000, as well as amounts not allocated to the segments. Except for various allocations discussed below, the accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 3). The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items (e.g., items of an unusual or infrequent nature). The Company does not allocate certain non-recurring items to the segments. In addition, unless otherwise noted, all segment revenues are from external customers.

   Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment and maintain a separately calculated regulatory risk-based capital ("RBC") level for each segment. Allocations of the net investment income and net realized gains (losses) on investments were based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing. Substantially all non-cash transactions and impaired real estate (including real estate acquired in satisfaction of debt) have been allocated to the Protection Products segment.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Amounts reported as "reconciling amounts" in the table below primarily relate to: (i) contracts issued by the Company relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes, (iii) charges totaling $7.2 million and $56.8 million in 2002 and 2001, respectively, associated with the Company's reorganization (see Note
22), and (iv) a $1.5 million decrease in 2002 in certain reserves established in connection with the reorganization charge recorded in 2001 (see Note 22).

                     Segment Summary Financial Information

                                                                          2002(5) 2001(3)(6) 2000(7)
                                                                          ------- ---------- --------
                                                                                ($ in millions)
Premiums:
Protection Products...................................................... $662.9    $675.5   $  685.7
Accumulation Products....................................................   11.6       5.3        1.3
Other Products...........................................................   15.9      14.5       13.5
                                                                          ------    ------   --------
                                                                          $690.4    $695.3   $  700.5
                                                                          ======    ======   ========
Universal life and investment-type product policy fees:
Protection Products...................................................... $152.1    $151.6   $  134.8
Accumulation Products....................................................   46.8      54.7       70.0
Other Products...........................................................    1.6       0.9        1.0
                                                                          ------    ------   --------
                                                                          $200.5    $207.2   $  205.8
                                                                          ======    ======   ========
Net investment income and net realized gains (losses) on investments (8):
Protection Products...................................................... $467.8    $559.4   $  796.7
Accumulation Products....................................................   58.8      68.6      124.9
Other Products...........................................................   21.3      17.9       68.9
Reconciling amounts (4)..................................................   22.5      18.7       17.9
                                                                          ------    ------   --------
                                                                          $570.4    $664.6   $1,008.4
                                                                          ======    ======   ========
Other income:
Protection Products...................................................... $ 84.0    $ 46.8   $   57.7
Accumulation Products....................................................   96.1     107.4      120.2
Other Products...........................................................   60.7      57.5       77.4
Reconciling amounts......................................................   10.8       8.1        5.1
                                                                          ------    ------   --------
                                                                          $251.6    $219.8   $  260.4
                                                                          ======    ======   ========
Benefits to policyholders (1):
Protection Products...................................................... $794.2    $815.1   $  791.1
Accumulation Products....................................................   87.9      75.4       68.2
Other Products...........................................................   30.4      29.2       31.5
Reconciling amounts......................................................    9.9       5.5        7.6
                                                                          ------    ------   --------
                                                                          $922.4    $925.2   $  898.4
                                                                          ======    ======   ========
Amortization of deferred policy acquisition costs:
Protection Products...................................................... $110.3    $115.7   $  110.8
Accumulation Products....................................................   45.8      26.1       28.3
Reconciling amounts......................................................    0.0      17.0        0.0
                                                                          ------    ------   --------
                                                                          $156.1    $158.8   $  139.1
                                                                          ======    ======   ========

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                           2002(5)   2001(3)(6)  2000(7)
                                          ---------  ---------- ---------
                                                  ($ in millions)
      Other operating costs and expenses:
      Protection Products................ $   226.6  $   245.5  $   262.2
      Accumulation Products..............     119.4      127.2      120.0
      Other Products.....................      83.3       87.3      100.3
      Reconciling amounts................      30.1       59.4       20.8
                                          ---------  ---------  ---------
                                          $   459.4  $   519.4  $   503.3
                                          =========  =========  =========
      Income before income taxes (8)(9):
      Protection Products................ $    50.1  $    23.1  $   278.1
      Accumulation Products..............     (41.0)       5.7       98.4
      Other Products.....................     (15.4)     (27.3)      27.7
      Reconciling amounts................      (6.7)     (54.6)      (5.4)
                                          ---------  ---------  ---------
                                          $   (13.0) $   (53.1) $   398.8
                                          =========  =========  =========
      Assets:
      Protection Products................ $12,258.0  $16,212.9  $16,239.0
      Accumulation Products..............   4,521.8    5,077.7    5,593.5
      Other Products.....................     988.2    1,125.7    1,060.8
      Reconciling amounts................     727.9      994.8    1,309.0
                                          ---------  ---------  ---------
                                          $18,495.9  $23,411.1  $24,202.3
                                          =========  =========  =========
      Deferred policy acquisition costs:
      Protection Products................ $ 1,093.3  $ 1,087.0  $ 1,064.3
      Accumulation Products..............     133.1      146.8      145.4
                                          ---------  ---------  ---------
                                          $ 1,226.4  $ 1,233.8  $ 1,209.7
                                          =========  =========  =========
      Future policy benefits:
      Protection Products................ $ 7,543.3  $ 7,467.2  $ 7,384.8
      Accumulation Products..............     188.6      173.5      163.4
      Other Products.....................     203.1      213.9      229.6
      Reconciling amounts................      14.9       15.4       16.7
                                          ---------  ---------  ---------
                                          $ 7,949.9  $ 7,870.0  $ 7,794.5
                                          =========  =========  =========
      Unearned premiums:
      Protection Products................ $    54.7  $    53.1  $    47.9
      Accumulation Products..............        --         --         --
      Other Products.....................       2.6        2.8        2.5
      Reconciling amounts................        --         --         --
                                          ---------  ---------  ---------
                                          $    57.3  $    55.9  $    50.4
                                          =========  =========  =========

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              2002(5)  2001(3)(6) 2000(7)
                                                              -------- ---------- --------
                                                                    ($ in millions)
Policyholders' balances and other policyholders' liabilities:
Protection Products.......................................... $1,629.8  $2,845.9  $2,858.0
Accumulation Products........................................  1,225.5     969.0     896.6
Other Products...............................................    155.7     145.3     149.3
Reconciling amounts..........................................      0.6       0.9       1.0
                                                              --------  --------  --------
                                                              $3,011.6  $3,961.1  $3,904.9
                                                              ========  ========  ========
Separate account liabilities (2)(10):
Protection Products (11)..................................... $  604.6  $3,783.7  $3,939.5
Accumulation Products........................................  2,699.0   3,464.3   4,072.9
Other Products...............................................    298.1     429.7     499.5
Reconciling amounts..........................................    535.9     694.1     770.1
                                                              --------  --------  --------
                                                              $4,137.6  $8,371.8  $9,282.0
                                                              ========  ========  ========

----------
(1) Includes interest credited to policyholders' account balances.
(2) Each segment includes separate account assets in an amount not less than the corresponding liability reported.
(3) See Note 22 for details regarding the allocation of Reorganization and Other Charges to segments.
(4) Reconciling amounts include interest expense related to the Intercompany Surplus Notes (see Note 14).
(5) Amounts reported as "reconciling" in 2002 primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes, (iii) charges totaling $7.2 million pre-tax relating to the Company's 2002 reorganization charge (See Note 22), and (iv) a $1.5 million decrease in certain reserves associated with the Company's 2001 reorganization charge (See Note 22).
(6) Amounts reported as "reconciling" in 2001 primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes and (iii) charges totaling $56.8 million pre-tax relating to the Company's reorganization.
(7) Amounts reported as "reconciling" in 2000 primarily relate to (i) contracts issued by MONY Life relating to its employee benefit plans and (ii) interest expense associated with the surplus and intercompany surplus notes.
(8) Amounts reported in 2002 include a loss of $3.9 million pre-tax from discontinued operations, of which $3.3 million, $0.4 million, and $0.2 million, has been allocated to the Protection Products, Accumulation Products and Other Products segments, respectively.
(9) Amounts reported in 2000 include an extraordinary charge of $37.7 million after tax for the cost incurred by the Company in connection with the repurchase of $115.0 million face amount 9.5% coupon surplus notes, and $123.0 million of its $125.0 million face amount 11.25% coupon surplus notes that were outstanding at December 31, 1999 (see Note 14).
(10)Includes separate account liabilities relating to the Group Pension Transaction of $0.0 million, $3,179.5 million, and $3,416.7 million as of December 31, 2002, 2001, and 2000, respectively (see Note 11).
(11)As explained in note 11, in accordance with GAAP, the Group Pension Transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the business transferred to Aegon USA, Inc. ("AEGON"). Accordingly, over the life of the transaction the Company was required to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pension Transaction". As a result of the expiration of the transaction at December 31, 2002 and the recognition of earnings from the Final Value Payment from AEGON the Company has no further interest in the transferred assets and liabilities and, accordingly, such assets and liabilities are no longer reflected on its balance sheet.

   Substantially all of the Company's revenues are derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed 10.0% of total consolidated revenues.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Following is a summary of revenues by product for the years ended December 31, 2002, 2001, and 2000:

                                                           2002   2001   2000
                                                          ------ ------ ------
                                                            ($ in millions)
  Premiums:
  Individual life........................................ $662.6 $675.1 $685.2
  Disability income insurance............................    0.3    0.4    0.5
  Group insurance........................................   15.9   14.5   13.5
  Other..................................................   11.6    5.3    1.3
                                                          ------ ------ ------
         Total........................................... $690.4 $695.3 $700.5
                                                          ====== ====== ======

                                                           2002   2001   2000
                                                          ------ ------ ------
                                                            ($ in millions)
  Universal life and investment-type product policy fees:
  Universal life......................................... $ 64.8 $ 68.8 $ 69.0
  Variable universal life................................   78.1   73.4   54.7
  Group universal life...................................    9.2    9.4   11.1
  Individual variable annuities..........................   46.8   54.7   69.7
  Individual fixed annuities.............................    1.6    0.9    1.3
                                                          ------ ------ ------
         Total........................................... $200.5 $207.2 $205.8
                                                          ====== ====== ======

8.  Deferred Policy Acquisition Costs:

   Policy acquisition costs deferred and amortized in 2002, 2001, and 2000 are as follows:

                                                  2002      2001      2000
                                                --------  --------  --------
                                                       ($ in millions)
  Balance, beginning of the year............... $1,233.8  $1,209.7  $1,248.2
  Costs deferred during the year...............    213.1     209.1     190.9
  Amortized to expense during the year.........   (156.1)   (158.8)   (139.1)
  Effect on DPAC from unrealized (gains) losses    (64.4)    (26.2)    (90.3)
                                                --------  --------  --------
  Balance, end of the year..................... $1,226.4  $1,233.8  $1,209.7
                                                ========  ========  ========

9.  Pension Plans and Other Postretirement Benefits:

  Pension Plans

   The Company has a qualified pension plan covering substantially all of its salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on: (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security and
(b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. Effective June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees of MONY Life. The Company did not make any contribution in the current year or prior year under Section 404 of the Internal Revenue Code ("IRC") because the plan was fully funded under Section 412 of the IRC.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   During 2002, the Company amended its Qualified Pension plan which increased certain benefit liabilities payable thereunder. The amendment resulted in an increase of $3.7 million in the plan's projected benefit obligation.

   The assets of the qualified pension plan are primarily invested in MONY Pooled Accounts which include common stock, real estate, private placement debt securities and bonds. At December 31, 2002 and 2001, $304.7 million and $415.3 million, respectively, were invested in the MONY Pooled Accounts. Benefits of $30.2 million, $27.9 million and $33.9 million were paid by this plan for the years ended December 31, 2002, 2001, and 2000, respectively.

   The Company also sponsors a non-qualified employee excess benefit plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service limits to certain employees. The benefits are based on years of service and the employee's compensation. Pension benefits are paid from the Company's general account.

  Postretirement Benefits

   The Company provides certain health care and life insurance benefits for retired employees and field underwriters. The Company amortizes its postretirement transition obligation over a period of twenty years.

   Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans, however, under the Company's postretirement healthcare plan, there is a per capita limit on the Company's healthcare costs. As a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial effect on amounts reported.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following presents the change in the benefit obligation, change in plan assets and other information with respect to the Company's qualified and non-qualified defined benefit pension plans and other benefits which represent the Company's postretirement benefit obligation:

                                                                                        Pension           Other
                                                                                       Benefits         Benefits
                                                                                    --------------  ----------------
                                                                                     2002    2001     2002     2001
                                                                                    ------  ------  -------  -------
                                                                                             ($ in millions)
Change in benefit obligation:
Benefit obligation at beginning of year............................................ $411.5  $386.1  $ 104.7  $ 103.9
Service cost.......................................................................    5.9     8.3      1.5      1.5
Interest cost......................................................................   29.2    30.9      6.7      7.2
Plan amendment.....................................................................    3.7     1.8       --       --
Actuarial loss.....................................................................   18.0    25.8     (0.9)     0.5
Benefits paid......................................................................  (36.9)  (41.4)    (9.9)    (8.4)
                                                                                    ------  ------  -------  -------
Benefit obligation at end of year.................................................. $431.4  $411.5  $ 102.1  $ 104.7
                                                                                    ======  ======  =======  =======
Change in plan assets:
Fair value of plan assets at beginning of year..................................... $419.5  $469.9  $    --  $    --
Actual return on plan assets.......................................................  (32.6)  (20.5)      --       --
Employer contribution..............................................................    6.7    13.5      9.9      8.4
Benefits and expenses paid.........................................................  (38.7)  (43.4)    (9.9)    (8.4)
                                                                                    ------  ------  -------  -------
Fair value of plan assets at end of year...........................................  354.9   419.5       --       --
                                                                                    ------  ------  -------  -------
Funded status......................................................................  (76.5)    8.0   (102.1)  (103.7)
Unrecognized actuarial loss........................................................  176.6    98.4     12.1     12.1
Unamortized transition obligation..................................................    1.7     2.1     30.6     33.6
Unrecognized prior service cost....................................................    1.5   (11.4)    (0.7)    (0.8)
                                                                                    ------  ------  -------  -------
Net amount recognized.............................................................. $103.3  $ 97.1  $ (60.1) $ (58.8)
                                                                                    ======  ======  =======  =======
Amounts recognized in the statement of financial position consist of the following:
Prepaid benefit cost............................................................... $151.0  $145.4  $    --  $    --
Accrued benefit liability..........................................................  (66.6)  (48.3)   (60.1)   (58.8)
Intangible asset...................................................................    1.7     2.1       --       --
Accumulated other comprehensive income.............................................   17.2    (2.1)      --       --
                                                                                    ------  ------  -------  -------
Net amount recognized.............................................................. $103.3  $ 97.1  $ (60.1) $ (58.8)
                                                                                    ======  ======  =======  =======

   The Company's qualified plan had assets of $345.7 million and $419.5 million at December 31, 2002 and 2001, respectively. The projected benefit obligation and accumulated benefit obligation for the qualified plan were $365.2 million and $338.9 million at December 31, 2002 and $343.5 million and $310.6 million at December 31, 2001, respectively.

   The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plan, which is unfunded, were $68.2 million and $66.6 million at December 31, 2002 and $68.0 million and $65.6 million at December 31, 2001, respectively.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                               Pension     Other
                                                              Benefits   Benefits
                                                             ----------  --------
                                                             2002  2001  2002 2001
                                                             ----  ----  ---- ----
Weighted-average assumptions for the year ended December 31:
Discount rate...............................................  6.6%  7.3% 6.6% 7.3%
Expected return on plan assets.............................. 10.0% 10.0% 0.0% 0.0%
Rate of compensation increase (1)...........................   --    --  5.0% 5.0%

----------
(1)For pension benefits, no benefits bearing incentive compensation is assumed for 2002. Otherwise benefits bearing compensation is assumed to increase by 4% for all participants eligible for incentive compensation and by 5% for all others. Benefits bearing incentive compensation for the top four officers is assumed to be 50% of base salary after 2002. Since postretirement life insurance benefits are subject to a cap of either $50,000 or salary in 1995, if greater, the rate of compensation increase has no significant impact on the values noted above.

   For measurement purposes, a 10% percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002. The rate was assumed to decrease gradually to 6% percent for 2010 and remain at that level thereafter.

   Components of net periodic benefit cost for the pension and other post-retirement plans are as follows:

                                            Pension Benefits        Other Benefits
                                         ----------------------  -------------------
                                          2002    2001    2000    2002   2001   2000
                                         ------  ------  ------  -----  -----  -----
                                                       ($ in millions)
Components of net periodic benefit cost:
Service cost............................ $  5.9  $  8.3  $  6.1  $ 1.5  $ 1.5  $ 1.2
Interest cost...........................   29.2    30.9    29.4    6.7    7.2    6.5
Expected return on plan assets..........  (39.8)  (45.5)  (46.9)    --     --     --
Amortization of prior service cost......   (0.3)   (0.8)   (1.5)  (0.1)  (0.2)  (0.1)
Curtailment gain........................     --      --    (2.0)    --     --     --
Recognized net actuarial loss/(gain)....    4.6     1.1    (0.2)    --     --     --
Amortization of transition items........    0.3    (7.5)   (7.9)   3.1    3.1    3.1
                                         ------  ------  ------  -----  -----  -----
Net periodic benefit cost............... $ (0.1) $(13.5) $(23.0) $11.2  $11.6  $10.7
                                         ======  ======  ======  =====  =====  =====

   The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. At December 31, 2002 and 2001, the fair value of plan assets was $165.1 million and $198.9 million, respectively. For the years ended December 31, 2002, 2001, and 2000, the Company contributed $2.8 million, $3.2 million and $3.2 million to the plan, respectively, which amounts are reflected in other operating costs and expenses in the Company's consolidated statement of income and comprehensive income.

   The Company has a non-qualified defined contribution plan, which is unfunded. The non-qualified defined contribution plan projected benefit obligation, which equaled the accumulated benefit obligation, was $52.9 million and $59.5 million as of December 31, 2002 and 2001, respectively. The non-qualified defined contribution plan's net periodic expense was $(2.7) million, $(0.2) million and $7.2 million for the years ended December 31, 2002, 2001, and 2000, respectively.

   The Company also has incentive savings plans in which substantially all employees and career field underwriters are eligible to participate. The Company matches field underwriter contributions up to 2% of eligible compensation and may also make an additional profit sharing contribution for non-officer employees. As with the employee excess plan, the Company also sponsors

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters. The Company also sponsors several other 401(k) plans for its smaller subsidiaries which the Company considers immaterial.

10.  Income Taxes:

   The Company files a consolidated federal income tax return with its ultimate parent, the MONY Group, and its other subsidiaries, as well as the Company's life and non-life affiliates except Sagamore Financial Corporation and its subsidiaries (see Note 3).

   Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the income tax (benefit)/expense is presented below:

                                                              2002    2001    2000
                                                             ------  ------  ------
                                                                 ($ in millions)
Income tax (benefit) expense:
   Current.................................................. $(39.0) $(16.6) $ 82.1
   Deferred.................................................   33.0    (7.5)   52.7
                                                             ------  ------  ------
Income tax (benefit)/expense from continuing operations.....   (6.0)  (19.1)  134.8
Discontinued operations.....................................   (1.4)     --      --
Extraordinary item..........................................     --      --   (20.3)
                                                             ------  ------  ------
       Total................................................ $ (7.4) $(19.1) $114.5
                                                             ======  ======  ======

   Income taxes reported in the consolidated statement of income and comprehensive income are different from the amounts determined by multiplying the earnings before income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                              2002   2001    2000
                                                             -----  ------  ------
                                                                ($ in millions)
Tax at statutory rate....................................... $(7.4) $(19.1) $139.6
Dividends received deduction................................  (1.2)     --    (2.5)
Goodwill....................................................    --      --      --
Tax Return to Provisions Differences........................    --    (4.0)     --
Tax settlements/accrual adjustments.........................  (2.6)    3.2    (2.3)
Meals & Entertainment.......................................   1.5    (0.4)     --
Officers' Life Insurance....................................   3.7     1.2      --
                                                             -----  ------  ------
Federal Income tax (benefit)/expense from continuing
  operations................................................  (6.0)  (19.1)  134.8
  Discontinued operations...................................  (1.4)     --      --
  Extraordinary item........................................    --      --   (20.3)
                                                             -----  ------  ------
Provision for income taxes.................................. $(7.4) $(19.1) $114.5
                                                             =====  ======  ======

   MONY Group's income tax returns for years through 1993 have been examined by the Internal Revenue Service ("IRS"). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The components of deferred tax liabilities and assets at December 31, 2002 and 2001 are as follows:

                                                         2002     2001
                                                       -------  -------
                                                        ($ in millions)
       Deferred policy acquisition costs.............. $ 134.1  $ 310.1
       Fixed maturity securities and equity securities   187.5    108.8
       Other, net (1).................................    82.6    185.4
       Nonlife subsidiaries...........................   (10.4)    (4.8)
                                                       -------  -------
              Total deferred tax liabilities..........   393.8    599.5
                                                       -------  -------
       Policyholder and separate account liabilities..   133.0    392.7
       Accrued expenses...............................    (8.6)    11.8
       Deferred compensation and benefits.............    25.6     66.4
       Policyholder dividends.........................    (5.2)      --
       Real estate and mortgages......................     9.9    (15.0)
                                                       -------  -------
              Total deferred tax assets...............   154.7    455.9
                                                       -------  -------
              Net deferred tax liability.............. $(239.1) $(143.6)
                                                       =======  =======
----------
(1)Includes $0.0 million and $10.9 million at December 31, 2002 and 2001 of deferred taxes relating to net unrealized gains on fixed maturity securities in the AEGON Portfolio (see Note 11).

   The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets; therefore, no such valuation allowance has been established.

11.  The Group Pension Transaction:

   On December 31, 1993 (the "Group Pension Transaction Date"), the Company entered into an agreement (the "Agreement") with AEGON USA, Inc. ("AEGON") under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the "Group Pension Transaction"), including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA"). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON have entered into certain service agreements. These agreements, among other things, provide that the Company will continue to manage the transferred assets, and that AUSA will continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

   Pursuant to the Agreement, the Company agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes (hereinafter referred to as the "Notes"). The Series A Notes pay interest at 6.44% per annum and the Series B Notes pay interest at 6.24% per annum. The Series B Notes matured on December 31, 2002 and the Series A Notes mature on April 7, 2003. The Company's investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

   In accordance with GAAP, the transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the existing deposits on the transferred business (the "Existing Deposits"). Accordingly, the Company reflects the transferred assets and liabilities on its balance sheet under separate captions entitled "Assets transferred in Group

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

Pension Transaction" and "Liabilities transferred in Group Pension Transaction" until the expiration of the agreement, December 31, 2002. In addition, the Company reports in its GAAP earnings the profits from the Existing Deposits as discussed below.

   Pursuant to the Agreement, the Company received from AUSA: (i) payments on an annual basis through December 31, 2002 (the "Group Pension Payments") equal to all of the earnings from the Existing Deposits, (ii) a final payment (the "Final Value Payment") at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the "New Business Growth Payment") at December 31, 2002 based on new business growth subsequent to the Transaction Date.

   With respect to the Group Pension Payments, the annual results from the Existing Deposits are measured on a basis in accordance with the Agreement (such basis hereafter referred to as the "Earnings Formula") which is substantially the same as GAAP, except that: (i) asset impairments on fixed maturity securities are only recognized when such securities are designated with an NAIC rating of "6", and (ii) no impairment losses are recognized on mortgage loans until such loans are disposed of, or at the time and in the calculation, of the Final Value Payment. All mortgage loans had been disposed of prior to the calculation of the Final Value Payment.

   Earnings which emerge from the Existing Deposits pursuant to the application of the Earnings Formula are recorded in the Company's financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the "Group Pension Profits"). Losses which arise from the application of the Earnings Formula for any annual period will be reflected in the Company's results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which the Company is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

   Operating losses reported in any annual period pursuant to the Earnings Formula are carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant deficit remaining at December 31, 2002 will be deducted from the Final Value Payment and New Business Growth Payment, if any, due to the Company. If a deficit still remains, it will be applied (as provided for in the Agreement) as an offset against the principal payment due to the Company upon maturity of the Series A Notes. As of December 31, 2002, there were no operating losses reported in any annual period during the term of the agreement, nor was the Company eligible for any New Business Growth payment.

   For the years ended December 31, 2002, 2001, and 2000, AUSA reported earnings to the Company pursuant to the application of the Earnings Formula of $19.1 million, $27.4 million, and $26.9 million, respectively, and the Company recorded Group Pension Profits of $28.2 million, $30.7 million and $37.1 million, respectively. In addition, the Company earned $12.8 million of interest income on the Notes in each of the aforementioned years. In addition, the Company recorded earnings from the Final Value Payment of $54.1 million (before expenses of approximately $6.0 million relating thereto, which are recorded in "Other operating costs and expenses" in the consolidated statement of income and comprehensive income), on December 31, 2002.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following sets forth certain summarized financial information relating to the Group Pension Transaction as of and for the periods indicated, including information regarding: (i) the general account assets transferred to support the Existing Deposits in the Group Pension Transaction (such assets hereafter referred to as the "AEGON Portfolio"), (ii) the transferred separate account assets and liabilities, and (iii) the components of revenue and expenses comprising the Group Pension Profits:

                                                                                                     As of December 31,
                                                                                                     ------------------
                                                                                                     2002(3)    2001
                                                                                                     -------  --------
                                                                                                      ($ in million)
Assets:
General Account
 Fixed maturity securities: available-for-sale, at estimated fair value (amortized cost of $1,371.2)   $--    $1,400.5
 Mortgage loans on real estate......................................................................    --        26.5
 Cash and cash equivalents..........................................................................    --        19.4
 Accrued investment income..........................................................................    --        24.5
                                                                                                       ---    --------
 Total general account assets.......................................................................    --     1,470.9
Separate account assets.............................................................................    --     3,179.5
                                                                                                       ---    --------
       Total assets.................................................................................   $--    $4,650.4
                                                                                                       ===    ========
Liabilities:
General account liabilities (1)
 Policyholders' account balances....................................................................   $--    $1,398.8
 Other liabilities..................................................................................    --        18.8
                                                                                                       ---    --------
 Total general account liabilities..................................................................    --     1,417.6
Separate account liabilities (2)....................................................................    --     3,179.5
                                                                                                       ---    --------
       Total liabilities............................................................................   $--    $4,597.1
                                                                                                       ===    ========

----------
(1)Includes general account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $71.2 million as of December 31, 2001.
(2)Includes separate account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $11.8 million as of December 31, 2001.
(3)In accordance with GAAP, the Group Pension Transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the business transferred to AEGON. Accordingly, over the life of the transaction the Company was required to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pension Transaction". As a result of the expiration of the transaction at December 31, 2002 and the recognition of earnings from the Final Value Payment from AEGON the Company has no further interest in the transferred assets and liabilities and, accordingly, such assets and liabilities are no longer reflected on its balance sheet.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                             For the Year Ended December 31,
                                                             ------------------------------
                                                              2002       2001      2000
                                                               ------    ------    ------
                                                                ($ in millions)
Revenues:
Product policy fees......................................... $ 18.3     $ 19.6    $ 26.3
Net investment income.......................................   88.2      102.0     113.5
Net realized gains (losses) on investments (2)..............    0.8        1.5      (1.2)
                                                               ------    ------    ------
       Total revenues.......................................  107.3      123.1     138.6
Benefits and Expenses:
Interest credited to policyholders' account balances........   63.5       74.8      84.6
Other operating costs and expenses..........................   15.6       17.6      16.9
                                                               ------    ------    ------
  Total benefits and expenses...............................   79.1       92.4     101.5
                                                               ------    ------    ------
  Group Pension Profit......................................   28.2       30.7      37.1
Final value payment (1).....................................   54.1         --        --
                                                               ------    ------    ------
       Total................................................ $ 82.3     $ 30.7    $ 37.1
                                                               ======    ======    ======

----------
(1)Expenses of approximately $6.0 million relating to the Final Value Payment are recorded in "Other operating costs and expenses" on the Company's consolidated statement of income and comprehensive income.
(2)Includes $2.5 million of pretax realized losses ($1.6 million after-tax) relating to the impairment of certain investments, which were included in the 4/th/ quarter 2001 Other Charges (see Note 22).

12.  Estimated Fair Value of Financial Instruments

   The estimated fair values of the Company's financial instruments approximate their carrying amounts, except for mortgage loans, long-term debt and investment-type contracts. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:

  Fixed Maturity and Equity Securities

   The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments. Equity securities primarily consist of investments in common stocks and limited partnership interests. The fair value of the Company's investments in common stocks is determined based on quoted market prices, where available. The fair value of the Company's investments in limited partnership interests is based on amounts reported by such partnerships to the Company.

  Mortgage Loans

   The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral. At December 31, 2002 and 2001, the fair value of mortgage loans was $2,065.5 million and $1,880.8 million, respectively.

  Policy Loans

   Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Long-term Debt

   The fair value of long-term debt is determined based on contractual cash flows discounted at market rates.

  Separate Account Assets and Liabilities

   The estimated fair value of assets and liabilities held in separate accounts is based on quoted market prices.

  Investment-Type Contracts

   The fair values of annuities are based on estimates of the value of payments available upon full surrender. The carrying value and fair value of annuities at December 31, 2002 were $1,459.2 million and $1,439.4 million, respectively. The carrying value and fair value of annuities at December 31, 2001 were $1,196.8 million and $1,187.6 million, respectively.

13.  Reinsurance:

   Life insurance business is primarily ceded on a yearly renewable term basis under various reinsurance contracts except for the level term product which utilizes a coinsurance agreement. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

   The Company has entered into coinsurance agreements with other insurers related to a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities, and reinsures approximately 50% of its block of paid-up life insurance policies.

   The following table summarizes the effect of reinsurance for the years indicated:

                                                                    2002     2001     2000
                                                                  -------  -------  -------
                                                                       ($ in millions)
Direct premiums (includes $65.0 million, $68.3 million and $70.9 million of accident and health premiums for 2002, 2001, and
  2000, respectively)............................................ $ 801.7  $ 803.6  $ 806.0
Reinsurance assumed..............................................     7.2      6.0      5.3
Reinsurance ceded (includes ($64.6) million, ($67.8) million and
  ($70.4) million of accident and health premiums for 2002,
  2001, and 2000, respectively)..................................  (118.5)  (114.3)  (110.8)
                                                                  -------  -------  -------
Net premiums..................................................... $ 690.4  $ 695.3  $ 700.5
                                                                  =======  =======  =======
Universal life and investment type product policy fee income ceded.......................................................... $  34.5  $  27.7  $  26.0
                                                                  =======  =======  =======
Policyholders' benefits ceded.................................... $ 129.0  $ 126.4  $ 137.4
                                                                  =======  =======  =======
Interest credited to policyholders' account balances ceded....... $   2.9  $   3.7  $   3.6
                                                                  =======  =======  =======

   The Company is primarily liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  Long Term Debt:

   The Company's long term debt at December 31, 2002 and 2001 consists of the following:

                                                   2002    2001
                                                  ------  ------
                                                  ($ in millions)
                 Surplus notes................... $  1.9  $  1.9
                 Intercompany Surplus Notes......  215.0   215.0
                                                  ------  ------
                        Total long term debt..... $216.9  $216.9
                                                  ======  ======

  Surplus and Senior Notes

   On January 12, 2000, the MONY Group filed a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") to register certain securities. This registration, known as a "Shelf Registration", provides the Company with the ability to offer various securities to the public, when it deems appropriate, to raise proceeds up to an amount not to exceed $1.0 billion in the aggregate for all issuances of securities thereunder. It is the intention of the Company to use this facility to raise proceeds for mergers and acquisitions and for other general corporate matters, as it considers necessary.

   On March 8, 2000, the MONY Group issued $300.0 million principal amount of senior notes (the "$300 million Senior Notes") pursuant to the aforementioned Shelf Registration. The $300 million Senior Notes mature on March 15, 2010 and bear interest at 8.35% per annum. The principal amount of the $300 million Senior Notes is payable at maturity and interest is payable semi-annually. The net proceeds to the MONY Group from the issuance of the $300 million Senior Notes, after deducting underwriting commissions and other expenses (primarily legal and accounting fees), were approximately $296.6 million. Approximately $280.0 million of the net proceeds from the issuance of the Senior Notes was used by the MONY Group to finance MONY Life's repurchase, on March 8, 2000, of all of its outstanding $115.0 million face amount 9.5% coupon surplus notes, and $116.5 million face amount of its $125.0 million face amount 11.25% coupon surplus notes (hereafter referred to as the "9.5% Notes" and the "11.25% Notes", respectively), which were previously outstanding. The balance of the net proceeds from the issuance of the Senior Notes was retained by the MONY Group for general corporate purposes. In the third quarter of 2000 and first quarter of 2001, the Company repurchased another $6.5 million and $0.1 million face amount of the 11.25% notes, respectively, resulting in a remaining balance of $1.9 million at December 31, 2002. MONY Group's financing of MONY Life's repurchase of its 9.5% Notes and 11.25% Notes consisted of a capital contribution by MONY Group to MONY Life of $65.0 million and the purchase by MONY Group from MONY Life of two separate newly issued "intercompany" surplus notes. The intercompany surplus note issued to replace the 9.5% Notes has a par value of $115 million, a coupon rate of interest of 8.65%, and matures on December 31, 2012. The intercompany surplus note issued to replace the 11.25% Notes has a par value of $100 million, a coupon rate of interest of 8.65%, and matures on August 15, 2024. Principal on the intercompany surplus notes is payable at maturity and interest is payable semi-annually.

   As a result of the repurchase of the 9.5% Notes and substantially all of the 11.25% Notes, the Company recorded a pre-tax tax loss of $58.0 million ($37.7 million after tax) during 2000. The loss resulted from the premium paid by MONY Life to the holders of the 9.5% Notes and the 11.25% Notes reflecting the excess of their fair value over their carrying value on the Company's books at the date of the transaction of approximately $7.0 million and $51.1 million, respectively. This loss is reported, net of tax, as an extraordinary item on the Company's statement of income and comprehensive income for the year ended December 31, 2000.

15.  Securities Lending and Concentration of Credit Risk:

  Securities Lending Risk:

   Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 2002 and 2001, securities loaned by the Company under this agreement had a fair value

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES of approximately $351.8 million and $161.5 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis; the collateral is increased or decreased in accordance with the Company's agent agreement.

  Concentration of Credit Risk:

   At December 31, 2002 and 2001, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 1.3% and 1.9%, respectively, of total cash and invested assets.

   The Company's fixed maturity securities are diversified by industry type. The industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprise 10.0% or more of the carrying value of the fixed maturity securities at December 31, 2002 are Consumer Goods of $1,444.8 million (18.3%), Asset/Mortgage Backs securities of $1,031.9 million (13.0%) and Other Manufacturing of $848.0 million (10.8%).

   The industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprised 10.0% or more of the carrying value of the fixed maturity securities at December 31, 2001 were Consumer Goods of $1,225.1 million (17.6%), Non-Government Asset/Mortgage Backed securities of $793.1 million (11.4%), and Public Utilities of $739.8 million (10.6%).

   The Company held below investment grade fixed maturity securities with a carrying value of $892.7 million at December 31, 2002. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 2001, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $603.1 million.

   The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 2002 and 2001 are as follows:

                                      2002            2001
                                 --------------  --------------
                                         ($ in millions)
               Geographic Region
               Mountain......... $  392.4  18.8% $  414.2  20.3%
               Southeast........    457.2  21.9     449.1  22.0
               Midwest..........    367.8  17.7     336.2  16.5
               West.............    367.1  17.6     361.6  17.7
               Northeast........    261.9  12.6     274.1  13.4
               Southwest........    238.0  11.4     205.3  10.1
                                 -------- -----  -------- -----
                      Total..... $2,084.4 100.0% $2,040.5 100.0%
                                 ======== =====  ======== =====

   The states with the largest concentrations of mortgage loans and real estate investments at December 31, 2002 are: California, $236.8 million (11.5%); Arizona $212.2 million (10.3%); Texas, $186.2 million (9.1%); Washington D.C., $149.0 million (7.2%); New York, $145.7 million (7.1%); Georgia, $137.5 million (6.7%); and Minnesota, $97.2 million (4.7%).

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   As of December 31, 2002 and 2001, the real estate and mortgage loan portfolio was also diversified by property type as follows:

                                                        2002            2001
                                                   --------------  --------------
                                                           ($ in millions)
Property Type
Office buildings.................................. $  924.2  44.3% $  873.3  42.7%
Agricultural......................................    308.3  14.8     304.9  15.0
Hotel.............................................    274.3  13.2     297.8  14.6
Retail............................................    142.9   6.9     138.8   6.8
Other.............................................    123.2   5.9     135.1   6.6
Industrial........................................    188.2   9.0     156.6   7.7
Apartment buildings...............................    123.3   5.9     134.0   6.6
                                                   -------- -----  -------- -----
       Total...................................... $2,084.4 100.0% $2,040.5 100.0%
                                                   ======== =====  ======== =====

16.  Commitments and Contingencies:

   (i) Since late 1995 a number of purported class actions have been commenced in various state and federal courts against MONY Life and MLOA alleging that they engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting MONY Life and MLOA from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. MONY Life and MLOA have answered the complaints in each action (except for one being voluntarily held in abeyance). MONY Life and MLOA have denied any wrongdoing and have asserted numerous affirmative defenses.

   On June 7, 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFilippo, et al v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America), the first of the class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by MONY Life and MLOA and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, MONY Life and MLOA filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts and/or are being held in abeyance pending the outcome of the Goshen case.

   On October 21, 1997, the New York State Supreme Court granted MONY Life's and MLOA's motion for summary judgment and dismissed all claims filed in the Goshen case against MONY Life and MLOA. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York's General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court subsequently reaffirmed that, for purposes of the remaining New York General Business Law claim, the class is now limited to New York purchasers only. On July 2, 2002, the New York Court of Appeals affirmed the New York State Supreme Court's decision limiting the class to New York purchasers. In addition, the New York State

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

Supreme Court has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. MONY Life and MLOA intend to defend themselves vigorously against the sole remaining claim. There can be no assurance, however, that the present litigation relating to sales practices will not have a material adverse effect on them.

   On November 16, 1999, the MONY Group and MONY Life were served with a complaint in an action entitled Calvin Chatlos, M.D., and Alvin H. Clement, On Behalf of Themselves And All Others Similarly Situated v. The MONY Life Insurance Company, The MONY Group Inc., and Neil D. Levin, Superintendent, New York Department of Insurance, filed in the United States District Court for the Southern District of New York. The action purports to be brought as a class action on behalf of all individuals who had an ownership interest in one or more in force life insurance policies issued by MONY Life as of November 16, 1998. The complaint alleges that (i) the New York Superintendent of Insurance, Neil D. Levin, violated Section 7312 of the New York Insurance Law by approving the Plan of Demutualization, which plaintiffs claim was not fair and adequate, primarily because it allegedly failed to provide for sufficient assets for the mechanism established under the plan to preserve reasonable dividend expectations of the Closed Block, and (ii) MONY Life violated Section 7312 by failing to develop and submit to the New York Superintendent a plan of demutualization that was fair and adequate. The plaintiffs seek equitable relief in the form of an order vacating and/or modifying the New York Superintendent's order approving the Plan of Demutualization and/or directing the New York Superintendent to order MONY Life to increase the assets in the Closed Block, as well as unspecified monetary damages, attorneys' fees and other relief.

   In early January 2000, the MONY Group, MONY Life and the New York Superintendent wrote to the District Court seeking a pre-motion conference preliminary to the filing of a motion to dismiss the federal complaint on jurisdictional, federal abstention and timeliness grounds and for failure to state a claim. Following receipt of those letters, plaintiffs' counsel offered voluntarily to dismiss their complaint, and a stipulation and order to that effect was thereafter filed and approved by the court.

   On March 27, 2000, plaintiffs filed a new action in New York State Supreme Court bearing the same caption and naming the same defendants as the previously filed federal action. The state court complaint differed from the complaint previously filed in federal court in two primary respects. First, it no longer asserted a claim for damages against the New York Superintendent, nor did its prayer for relief seek entry of an order vacating or modifying the New York Superintendent's decision or requiring the New York Superintendent to direct MONY Life to place additional assets into the Closed Block. Rather, it sought an accounting and an order from the Court directing MONY Life to transfer additional assets to the Closed Block.

   Second, the new complaint contains claims for breach of contract and fiduciary duty, as well as new allegations regarding the adequacy of the disclosures contained in the Policyholder Information Booklet distributed to policyholders soliciting their approval of the plan of demutualization (which plaintiffs claimed violated both the Insurance Law and MONY Life's fiduciary duties).

   The MONY Group, MONY Life and the New York Superintendent moved to dismiss the state court complaint in its entirety on a variety of grounds. On April 20, 2001, the New York Supreme Court granted both motions and dismissed all claims against the MONY Group, MONY Life and the New York Superintendent. On October 29, 2002, the New York State Appellate Division, First Department affirmed the dismissal of all claims against the MONY Group, MONY Life and the New York Superintendent. On November 8, 2002 plaintiffs filed a Motion with the New York Court of Appeals seeking permission to file an appeal from the Appellate Division's decision. On January 9, 2003, the Court of Appeals denied plaintiffs' motion, thereby concluding the litigation.

   (ii) In July 2002, pursuant to a jury verdict, the Company was found liable and ordered to pay a former joint venture partner some of the proceeds distributed to the Company from the disposition of a real estate asset in 1999, which was formerly owned by the joint venture. As a result of the verdict, which the Company is appealing, the Company recorded a charge aggregating $13.7 million pre-tax in its results of operations for the quarter ended June 30, 2002. Approximately, $6.8 million of this charge is reflected in the income statement caption entitled "net realized losses" because it represents the return of proceeds originally

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES included in the determination of the realized gain recognized by the Company in 1999 upon receipt of the aforementioned distribution. The balance of the charge, which is reflected in the income statement caption entitled "other operating costs and expenses" represents management's best estimate of the interest that the court will require the Company to pay its former joint venture partner, as well as legal costs.

   (iii) In December 2002 federal securities regulators (SEC) and self-regulatory organizations (NASD) directed all broker-dealers, including the Company, to evaluate their procedures with respect to mutual fund sales charge breakpoints. Management does not believe that the outcome of its evaluation, including any determination it may make with respect to sales charges paid by its customers, will have a material adverse effect on the Company's results of operation, cash flows, or financial position.

   (iv) It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of the settlement, or re-evaluation of, the matters discussed above. Management believes, however, that the ultimate payments in connection with such matters should not have a material adverse affect on the Company's financial statements. In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings (some of which involve demands for unspecified damages) in connection with its business. In the opinion of management of the Company, resolution of contingent liabilities, income taxes and other matters will not have a material adverse effect on the Company's financial position or results of operations.

   (v) At December 31, 2002, the Company had commitments to fund the following:
$111.0 million of equity partnership investments, $7.5 million private fixed maturity security with an interest rate of 6.83%, $8.8 million of fixed rate agricultural loans with periodic interest rate reset dates with initial rates ranging from 6.25% to 7.37%, $139.6 million fixed and floating rate commercial mortgages with interest rates ranging from 3.93% to 8.36% and $7.4 million of mezzanine financing with pay rates ranging from 8.0% to 10.0%.

   The Company has entered into various operating lease agreements for office space, furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases amounted to $46.1 million in 2002, $46.5 million in 2001, and $29.7 million in 2000. The future minimum rental obligations for the next five years and thereafter under these leases are: $45.3 million for 2003, $39.7 million for 2004, $35.4 million for 2005, $31.4 million for 2006, $28.0 million for 2007, and $119.1 million for the years thereafter.

   In 1988, the Company financed one of its real estate properties under a sale/leaseback arrangement with the proceeds received from the sale, amortized into income over the life of the lease. The lease has a term of 20 years beginning December 21, 1988 and requires minimum annual rental payments of $7.7 million in 2003, $7.9 million in 2004, $8.0 million in 2005, $8.2 million in 2006, $8.4 million for 2007 and $8.5 million for 2007. The Company has the option to renew the lease at the end of the lease term.

17.  StatutoryFinancial Information and Regulatory Risk-Based Capital:

   The combined statutory net income (loss) reported by the Company for the years ended December 31, 2002, 2001, and 2000 was $(83.5) million, $(30.2)
million, and $199.3 million, respectively. The combined statutory surplus of the Company as of December 31, 2002 and 2001 was $906.4 million and $917.4 million, respectively. Each of MONY Life and MLOA exceeds the minimum risk based capital requirements imposed by their respective state of domicile.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

18.  Closed Block -- Summary Financial Information:

   Summarized financial information of the Closed Block as of and for the years ended December 31, 2002 and 2001 is presented below.

                                                                                     December 31, December 31,
                                                                                         2002         2001
                                                                                     ------------ ------------
                                                                                          ($ in millions)
Assets:
Fixed maturity securities:
 Available-for-sale, at estimated fair value (amortized cost, $3,873.2 and $3,780.9)   $4,160.9     $3,868.9
Mortgage loans on real estate.......................................................      633.6        622.1
Real estate.........................................................................        8.3           --
Other invested assets...............................................................        0.9          6.2
Policy loans........................................................................    1,119.0      1,144.3
Cash and cash equivalents...........................................................       59.2         56.2
Premiums receivable.................................................................       11.1         12.5
Deferred policy acquisition costs...................................................      430.5        500.6
Other assets........................................................................      210.5        219.3
                                                                                       --------     --------
       Total Closed Block assets....................................................   $6,634.0     $6,430.1
                                                                                       ========     ========
Liabilities:
Future policy benefits..............................................................   $6,901.4     $6,869.8
Policyholders' account balances.....................................................      291.6        292.9
Other policyholders' liabilities....................................................      159.1        162.2
Other liabilities...................................................................      328.0        163.9
                                                                                       --------     --------
       Total Closed Block liabilities...............................................   $7,680.1     $7,488.8
                                                                                       ========     ========

                                                         For the year ended
                                                            December 31,
                                                       ---------------------
                                                        2002    2001   2000
                                                       ------  ------ ------
                                                          ($ in millions)
  Revenues:
  Premiums............................................ $509.1  $551.4 $582.4
  Net investment income...............................  396.5   397.6  395.7
  Net realized (losses)/gains on investments..........  (51.4)    6.0   (7.0)
  Other income........................................    2.2     2.4    2.2
                                                       ------  ------ ------
         Total revenues...............................  856.4   957.4  973.3
                                                       ------  ------ ------
  Benefits and Expenses:
  Benefits to policyholders...........................  566.8   606.9  620.9
  Interest credited to policyholders' account balances    8.6     8.9    8.8
  Amortization of deferred policy acquisition costs...   49.1    59.4   60.4
  Dividends to policyholders..........................  185.5   233.1  232.9
  Other operating costs and expenses..................    6.1     7.0    7.5
                                                       ------  ------ ------
         Total benefits and expenses..................  816.1   915.3  930.5
                                                       ------  ------ ------
  Contribution from the Closed Block.................. $ 40.3  $ 42.1 $ 42.8
                                                       ======  ====== ======

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The carrying value of the Closed Block fixed maturity securities at December 31, 2002 and 2001 is net of adjustments for impairment of $60.5 million and $10.9 million, respectively.

   At December 31, 2002 and 2001, there were $0.6 million and $0.0 million of fixed maturity securities which have been non-income producing for the twelve months preceding such dates.

   At December 31, 2002 and 2001, there were problem fixed maturity securities of $123.3 million and $6.5 million, respectively. At December 31, 2002 and 2001, there were potential problem fixed maturity securities of $0.0 million and $3.2 million, respectively. There were no fixed maturity securities which were restructured at December 31, 2002 and 2001.

   The amortized cost and estimated fair value of fixed maturity securities in the Closed Block, by contractual maturity dates, excluding scheduled sinking funds, as of December 31, 2002 are as follows:

                                                 Amortized Estimated
                                                   Cost    Fair Value
                                                 --------- ----------
                                                   ($ in millions)
          Due in one year or less............... $  363.5   $  366.6
          Due after one year through five years.  1,004.4    1,082.7
          Due after five years through ten years  1,412.2    1,541.3
          Due after ten years...................    584.7      633.1
                                                 --------   --------
                 Subtotal.......................  3,364.8    3,623.7
          Mortgage and asset backed securities..    508.4      537.2
                                                 --------   --------
                                                 $3,873.2   $4,160.9
                                                 ========   ========

   Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturity dates may differ from contractual maturity dates because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

   Mortgage loans on real estate in the Closed Block at December 31, 2002 and 2001 consist of the following:

                                                       2002    2001
                                                      ------  ------
                                                      ($ in millions)
          Commercial mortgage loans.................. $599.4  $594.2
          Agricultural and other loans...............   42.7    40.2
                                                      ------  ------
          Subtotal...................................  642.1   634.4
          Less: valuation allowances.................   (8.6)  (12.3)
                                                      ------  ------
          Mortgage loans, net of valuation allowances $633.5  $622.1
                                                      ======  ======

   An analysis of the valuation allowances for the years ended December 31, 2002 and 2001 is as follows:

                                                            2002    2001
                                                           -----   -----
                                                           ($ in millions)
        Beginning balance................................. $12.3   $14.8
        Increase/(decrease) in allowance..................   0.8    (2.4)
        Reduction due to pay downs, payoffs, and writeoffs  (1.3)   (0.1)
        Transfer to Real Estate -- Forclosures............  (3.2)     --
                                                           -----   -----
        Valuation Allowances.............................. $ 8.6   $12.3
                                                           =====   =====

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Impaired mortgage loans along with related valuation allowances as of December 31, 2002 and 2001 were as follows:

                                                                      2002    2001
                                                                     ------  ------
                                                                     ($ in millions)
Investment in impaired mortgage loans (before valuation allowances):
Loans that have valuation allowances................................ $ 47.4  $ 64.3
Loans that do not have valuation allowances.........................   73.2    35.5
                                                                     ------  ------
       Subtotal.....................................................  120.6    99.8
Valuation allowances................................................  (10.7)  (13.5)
                                                                     ------  ------
Impaired mortgage loans, net of valuation allowances................ $109.9  $ 86.3
                                                                     ======  ======

   For the year ended December 31, 2002, the Closed Block recognized $9.9 million of interest income on impaired loans. For the year ended December 31, 2001 the Closed Block recognized $8.4 million of interest income on impaired loans.

   At December 31, 2002 and 2001, there were $0.1 million and no mortgage loans in the Closed Block which were non-income producing for the twelve months preceding such dates.

   At December 31, 2002 and 2001, the Closed Block had restructured mortgage loans of $8.5 million and $12.2 million, respectively. Interest income of $0.6 million and $0.9 million was recognized on such loans for the year ended December 31, 2002 and 2001, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $1.0 million and $1.3 million for the respective periods.

   The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and administering the policies included therein were excluded from and, accordingly, are not funded in the Closed Block. These expenses are reported in the Company's statement of income and comprehensive income, outside of the Contribution from the Closed Block, consistent with how they are funded. Such expenses are reported in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company's statement of income and comprehensive income. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

19.  The Closed Block Business:

   The Closed Block Business ("CBB") is comprised of certain amounts within MONY Holdings and MONY Life. Within MONY Holdings, the Closed Block Business includes: (i) the Insured Notes, (ii) the capitalized costs of issuing the Insured Notes, (iii) the DSCA Sub-account CBB (see Note 20), (iv) the Swap, and
(v) the Insurance Policy (see Note 1). Within MONY Life, the Closed Block Business includes: (i) the Closed Block discussed in Notes 2 and 18, and (ii) an amount of capital (hereafter referred to as "Surplus and Related Assets") outside the Closed Block, but within MONY Life, that when aggregated with the assets and liabilities in the Closed Block results in an aggregate carrying value of assets in the Closed Block Business within MONY Life in excess of the carrying value of the liabilities in the Closed Block Business within MONY Life. The amount by which the assets in the Closed Block Business within MONY Life exceed the liabilities in the Closed Block Business within MONY Life represents a sufficient amount of capital based on regulatory standards to support the Closed Block Business within MONY Life. All business of MONY Holdings and subsidiary other than the Closed Block Business is defined in the note indenture as the Ongoing Business ("OB"). The determination of the amount of Surplus and Related Assets was based on Statutory Accounting Practices as required by the note indenture. As the Closed Block's results of operations emerge an equal amount of the Surplus and Related Assets is intended to become available to the Ongoing Business. The investment of the Surplus and Related Assets is restricted to permitted investments and subject to certain concentration limitations as outlined in the Insured Note indenture (see Note
1).

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following tables set forth certain summarized financial information attributable to the Ongoing Business and the Closed Block Business of MONY Holdings and its subsidiary, MONY Life, as of and for the year ended December 31, 2002:

                                                                          As of December 31, 2002
                                                                      -------------------------------
                                                                                  Closed
                                                                      Ongoing      Block
                                                                      Business  Business(1)   Total
                                                                      --------- ----------- ---------
                                                                              ($ in millions)
Assets:
Fixed maturity securities available for sale, at estimated fair value $ 2,248.4  $5,579.8   $ 7,828.2
Equity securities available for sale, at estimated fair value........     247.7        --       247.7
Mortgage loans on real restate.......................................     927.0     950.4     1,877.4
Other invested assets................................................     281.7      22.7       304.4
Policy loans.........................................................      93.5   1,119.0     1,212.5
Debt service coverage account -- OB..................................      64.7        --        64.7
Debt service coverage account -- CBB.................................        --       9.4         9.4
Cash and cash equivalents............................................     128.7      95.0       223.7
Accrued investment income............................................      54.3     149.7       204.0
Amounts due from reinsurers..........................................     602.5      92.7       695.2
Deferred policy acquisition costs....................................     795.9     430.5     1,226.4
Other assets.........................................................     575.5      17.7       593.2
Separate account assets..............................................   4,140.6        --     4,140.6
                                                                      ---------  --------   ---------
       Total assets.................................................. $10,160.5  $8,466.9   $18,627.4
                                                                      =========  ========   =========
Liabilities:
Future policy benefits............................................... $ 1,048.5  $6,901.4   $ 7,949.9
Policyholders' account balances......................................   2,488.1     291.6     2,779.7
Other policyholders' liabilities.....................................     130.1     159.1       289.2
Other liabilities....................................................     810.3     421.2     1,231.5
Long term debt.......................................................     217.5     300.0       517.5
Separate account liabilities.........................................   4,137.6        --     4,137.6
                                                                      ---------  --------   ---------
       Total liabilities............................................. $ 8,832.1  $8,073.3   $16,905.4
                                                                      =========  ========   =========

----------
(1)Includes the assets and liabilities of MONY Holdings as of December 31, 2002.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                       For the Year Ended
                                                                       December 31, 2002
                                                                 -----------------------------
                                                                            Closed
                                                                 Ongoing     Block
                                                                 Business Business(1)   Total
                                                                 -------- ----------- --------
                                                                        ($ in millions)
Revenues:
Premiums........................................................  $181.3    $509.1    $  690.4
Universal life and investment-type product policy fees..........   200.5        --       200.5
Net investment income...........................................   247.0     480.1       727.1
Net realized losses on investments..............................   (76.8)    (74.2)     (151.0)
Group Pension Profits...........................................    82.3        --        82.3
Other income....................................................   167.0       2.3       169.3
                                                                  ------    ------    --------
       Total revenues...........................................   801.3     917.3     1,718.6
                                                                  ------    ------    --------
Benefits and Expenses:
Benefits to policyholders.......................................   236.3     566.8       803.1
Interest credited to policyholders' account balances............   110.7       8.6       119.3
Amortization of deferred policy acquisition cost................   107.0      49.1       156.1
Dividends to policyholders......................................     2.5     185.5       188.0
Other operating costs and expenses..............................   393.4      81.4       474.8
                                                                  ------    ------    --------
       Total benefits and expenses..............................   849.9     891.4     1,741.3
                                                                  ------    ------    --------
Net (loss) income from continuing operations before income taxes  $(48.6)   $ 25.9    $  (22.7)
                                                                  ======    ======    ========

----------
(1)Includes: (i) revenues and expenses associated with the DSCA, the Insured Notes, and the Swap for the period from April 30, 2002 (the date of MONY Holdings' commencement of operations) through December 31, 2002, (ii) the net contribution to income from the Surplus and Related Assets from April 30, 2002 (the date of MONY Holdings' commencement of operations) through December 31, 2002, and (iii) the results of operations from the Closed Block from January 1, 2002 through December 31, 2002.

   The statutory surplus of MONY Life as of December 31, 2002 was $906.4 million, of which $555.6 million was attributable to the Ongoing Business and $350.8 million was attributable to the Closed Block Business. Statutory net gain from operations of MONY Life for the year ended December 31, 2002 was $154.6 million, of which $59.3 million was attributable to the Ongoing Business and $95.3 million was attributable to the Closed Block Business. The net gain from operations attributable to the Closed Block Business includes: (i) the net contribution to income from the Surplus and Related Assets from April 30, 2002 (the date of commencement of operations of the Closed Block Business) through December 31, 2002, and (ii) the results of operations from the Closed Block from January 1, 2002 through December 31, 2002.

20.  The Insured Notes:

   Dividends from MONY Life are the principal source of cash inflow, which will enable MONY Holdings to meet its obligations under the Insured Notes. The ability of MONY Life to declare and pay MONY Holdings a dividend is governed by the Insurance Law of the State of New York. The Insurance Law of the State of New York permits a stock life insurance company to pay dividends each calendar year, without the prior approval of the superintendent of the insurance department, in an amount equal to the lesser of (a) ten percent of its "policyholders' surplus" as of the end of the preceding calendar year or (b) the company's "net gain from operations" for the preceding calendar year (not including realized capital gains), as determined in accordance with Statutory Accounting Practices prescribed or permitted by the Insurance Department of the State of New York (hereafter referred to as the "NY Dividend Statute"). Under the New York State Insurance Law, the maximum allowable dividend from MONY Life to its shareholder in 2003 without regulatory approval is $90.6 million.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In addition, pursuant to the Note indenture, dividends to MONY Holdings from MONY Life are required to be allocated between the Ongoing Business and the Closed Block Business. This allocation, while principally based on separately applying the NY Dividend Statute to the "policyholders' surplus" and "net gain from operations" attributable to the Ongoing Business and the Closed Block Business, is subject to certain adjustments described in the Note indenture. The amount of the dividend attributable to the Closed Block Business is required to be deposited in the Debt Service Coverage Account -- Subaccount CBB. As described in the Note indenture, the amount of the dividend deposited in the Debt Service Coverage Account -- Subaccount CBB will not generally be available for dividend to the MONY Group until all the obligations to pay principal, interest and other amounts on the Insured Notes are fully extinguished. Under limited circumstances, if the fair value of the Debt Service Coverage Account exceeds amounts set forth in the Note indenture, such excess can become available earlier for dividend to the MONY Group. The amount of such dividend attributable to the Ongoing Business will generally be available to MONY Holdings to pay dividends to the MONY Group. See Note 1 for additional information regarding the Insured Notes.

21.  Goodwill and Other Intangible Assets -- Adoption of Statement 142

   In accordance with the adoption of SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142") goodwill is periodically tested for impairment and is no longer amortized. The following tables set forth the impact of the adoption of SFAS 142 on the Company's net income for years ended December 31, 2002, 2001and 2000. In addition, as required by SFAS 142, management tested the carrying value of the Company's goodwill at December 31, 2002 and determined that no impairment exists.

                                              For the Year Ended
                                                 December 31,
                                             ---------------------
                                              2002   2001    2000
                                             -----  ------  ------
                                                ($ in millions)
             Reported net (loss) income..... $(5.6) $(34.0) $226.3
             Add back: Goodwill amortization    --     1.3     1.3
                                             -----  ------  ------
             Adjusted net (loss) income..... $(5.6) $ 32.7  $227.6
                                             =====  ======  ======

   The goodwill amortization recorded for the years ended December 31, 2001 and 200 was included in the Protection Products and Other Products segments as follows:

                                             For the Year Ended
                                             December 31,
                                             ------------------
                                             2001      2000
                                             ----      ----
                                             ($ in millions)
                         Protection Products $1.1      $1.1
                         Other Products.....  0.2       0.2
                                               ----      ----
                                Total....... $1.3      $1.3
                                               ====      ====

   The following table summarizes the significant components of goodwill, and the related amortization by segment for the periods presented.

                                     2002               2001
                              ------------------ -----------------
                              Protection  Other  Protection  Other
                               Segment   Segment  Segment   Segment
                              ---------- ------- ---------- -------
                                         ($ in millions)
            Beginning Balance   $17.9     $1.3     $19.0     $ 1.5
            Amortization.....      --       --      (1.1)     (0.2)
                                -----     ----     -----     -----
            Ending Balance...   $17.9     $1.3     $17.9     $ 1.3
                                =====     ====     =====     =====

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

22.  Reorganization and Other Charges:

   During the fourth quarter of 2002 and 2001, the Company recorded Reorganization and Other charges aggregating approximately $7.2 million and $144.4 million, respectively. Of these charges, $7.2 million and $19.1 million, respectively, met the definition of "restructure charges" as defined by Emerging Issues Task Force Consensus 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". The 2002 restructure charge consisted of severance and related benefits resulting from headcount reductions of 161 and 26, respectively, in the Company's home office and career agency system, as well as losses from the abandonment of certain leased offices and equipment. The 2001 restructure charge consisted of severance and related benefits of $10.3 million resulting from headcount reductions of 117 and 240, in the Company's home office and career agency system, respectively, and $8.7 million of other miscellaneous items. The balance of the charge in 2001, $125.4 million, was unrelated to the Company's restructure activities and consisted of: (i) impairments of certain invested assets and valuation related write-downs of private equity securities held in the Company's equity method venture capital portfolio; (ii) the write-off of deferred sales charges in the Company's mutual fund business to reflect revised estimates of recoverability which are principally due to the decline in the value of the Company's internet funds; (iii) write-downs of certain information technology assets; and (iv) other miscellaneous items.

   The following tables summarize the components of the aforementioned charges recorded during 2002 and 2001, respectively. None of the charges referred to below as "Reorganization Charges" have been allocated to the Company's operating segments, however, the charges in 2001 referred to as "Other Charges" have been allocated to the Company's operating segments. All Reorganization Charges incurred in 2002 and 2001 are reported as reconciling items.

2002:

                                                           Net Realized
                                                 Operating    Losses    Total
                                                 --------- ------------ -----
                                                       ($ in millions)
   Reorganization Charges (1):
   Severance benefits and incentive compensation   $6.1        $--      $6.1
   Leased offices and equipment.................    1.1         --       1.1
                                                   ----        ---      ----
   Total Reorganization Charges before tax......   $7.2        $--      $7.2
                                                   ====        ===      ====
   Total Reorganization Charges after tax.......   $4.7        $--      $4.7
                                                   ====        ===      ====

----------
(1)All of the reorganization charges recorded in 2002 meet the definition of "restructuring charges" as defined by EITF 94-3.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

2001:

                                                                           Net Realized
                                                                 Operating    Losses    Total
                                                                 --------- ------------ ------
                                                                        ($ in millions)
Reorganization Charges:
Severance benefits and incentive compensation...................  $ 22.8      $  --     $ 22.8
Leased offices and equipment....................................     8.7         --        8.7
Deferred policy acquisition costs...............................    17.0         --       17.0
Other...........................................................     8.3         --        8.3
                                                                  ------      -----     ------
       Subtotal -- Reorganization Charges.......................    56.8         --       56.8
Other Charges:
Asset Impairments and Valuation Related Write-downs.............    29.9       20.1       50.0
Deferred Sales Charges..........................................     7.0         --        7.0
Information technology assets...................................     9.4         --        9.4
Other...........................................................    21.2         --       21.2
                                                                  ------      -----     ------
       Subtotal -- Other Charges................................    67.5       20.1       87.6
                                                                  ------      -----     ------
       Total -- Reorganization and Other Charges before tax.....  $124.3      $20.1     $144.4
                                                                  ======      =====     ======
       Total -- Reorganization and Other Charges after tax......  $ 80.8      $13.1     $ 93.9
                                                                  ======      =====     ======

   All charges referred to as Reorganization Charges included in the table above, except $17.0 million related to deferred policy acquisition costs in 2001 and $5.3 million related to investment expenses in 2001, are included in "Other operating costs and expenses" in the Company's 2001 consolidated income statement.

The following table indicates the line items in the Company's consolidated and segmented income statements for the year ended December 31, 2001 that the Other Charges in the table above are reflected in. In addition, all of the reorganization charges are reflected in reconciling in the table as discussed above.

                                                  Protection Accumulation Other Reconciling Total
                                                  ---------- ------------ ----- ----------- ------
                                                                  ($ in millions)
Premiums.........................................   $ 1.0       $  --     $ --     $  --    $  1.0
Net investment income............................    20.3         3.8      3.3       5.3      32.7
Group pension profit.............................     2.5          --       --        --       2.5
Benefits to policyholders........................     1.8         3.9       --        --       5.7
Amortization of deferred policy acquisition costs      --         2.0       --      17.0      19.0
Other operating costs and expenses...............    17.6        10.3      1.0      34.5      63.4
                                                    -----       -----     ----     -----    ------
Total Other Operating Charges....................    43.2        20.0      4.3      56.8     124.3
Net realized losses on investments...............    14.9         2.8      2.4        --      20.1
                                                    -----       -----     ----     -----    ------
       Total Other Charges.......................   $58.1       $22.8     $6.7     $56.8    $144.4
                                                    =====       =====     ====     =====    ======

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Set forth below is certain information regarding the liability recorded in connection with the Company's restructuring actions during 2002 and 2001, as well as the changes therein. Such liability is reflected in accounts payable and other liabilities on the Company's consolidated balance sheet.

                                                                                 Change
                                                                                   in
                                                  December 31,           Cash    Reserve  December 31,
                                                      2001     Charges Payments Estimates     2002
                                                  ------------ ------- -------- --------- ------------
                                                                    ($ in millions)
Restructuring Charges Liability:
Severance benefits...............................    $ 8.1      $6.1    $(5.4)    $(1.0)     $ 7.8
Other restructure charges........................      4.5       1.1     (1.2)       --        4.4
                                                     -----      ----    -----     -----      -----
       Total Restructuring Charges Liability.....    $12.6      $7.2    $(6.6)    $(1.0)     $12.2
                                                     =====      ====    =====     =====      =====

23.  Implications of the Events of September 11th:

   The terrorist events of September 11th had no material effect on the Company's financial position at December 31, 2001 or its results of operations for the year then ended. The net effect of life insurance claims relating to the incident (after reinsurance and the release of related policy reserves) aggregated approximately $3.9 million pre-tax. In addition, the Company incurred damages from the interruption of certain of its business operations. These damages principally consist of: (i) lost revenues at MSC and Enterprise resulting from the close of the New York securities markets, (ii) the temporary closing of the Company's New York corporate offices, and (iii) lost revenues resulting from the volatility of the securities markets and consumer uncertainty with respect to equity based products in the aftermath of September 11, 2001. To date, no determination has been made with respect to the Company's ability to recover the aforementioned damages under its insurance coverage. To date, the Company has recovered $0.3 million relating to the aforementioned damages under its insurance coverage.

24.  Subsequent Events (Unaudited):

   During 2002, MONY Holdings commenced activities to register the Insured Notes with the SEC as provided for under the note indenture. On February 14, 2003, the SEC declared such registration effective.

   In March 2003, litigation relating to the disposition of a real estate asset as discussed in Note 16 (ii) was settled for approximately $4.0 million less than the provision previously recorded. Accordingly, during the first quarter of 2003 the Company will reverse such over-accrual to income.

                                    [GRAPHIC]

  THE MONY GROUP

MONY Life Insurance Company
Administrative Offices
1740 Broadway
New York, NY 10019
MONY Life Insurance Company and MONY
Securities Corporation are
members of The MONY Group.





                                                                  14540 SL 5/03


               Please Detach at the Perforation, Sign and Return
                           ELECTRONIC AUTHORIZATION

MONY has made all applicable variable product annual and semi-annual reports, prospectuses and prospectus supplements (the "Documents") pertaining to your account(s) available electronically, or on CD-ROM or paper. Complete and return this form to change your delivery preference.

Check one box and sign the authorization in the space provided.
[_]E-DELIVERY - If you wish to subscribe to E-Delivery of the Documents, please provide the information as requested below. MONY will then send you an e-mail containing a link to enable you to register for E-Delivery. Once you register, MONY will notify you by e-mail when new Documents are available on the MONY Web site (www.mony.com) for you to view. If you are subscribing to E-Delivery, you will receive the Documents in CD-ROM format until you complete your E-Delivery registration.

[_]CD-ROM - I hereby authorize MONY Securities Corporation, MONY Life Insurance
   Company of America, and MONY Life Insurance Company (collectively "MONY") to send me the applicable Documents in CD-ROM format. The CD-ROM is to be installed on my personal computer and is MAC and PC compatible.

I understand that I may revoke my consent to E-Delivery or CD-ROM delivery of the Documents at any time by calling Customer Service at 1-800-487-6669 or sending a written revocation to the Company at 1 MONY Plaza Syracuse, NY 13221. Revocation of consent will become effective upon receipt of the revocation by the Company. After the revocation date, the Documents will be provided in paper format and mailed to me at my current address of record.
 ------------------------------         ------------------------------
            Owner Signature                        E-mail address
 ------------------------------         ------------------------------
          Printed Owner Name                            Date

                                                          1538-GE02(Exp. 12/04)